As filed with the Securities and Exchange Commission on May 2, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti,
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange

Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

The following are copies of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Thematic Opportunities Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

International Large Cap Fund

Intrinsic Value Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Large Cap Disciplined Growth Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Select Equities Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Semi-Annual Report

February 28, 2014

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
Emerging Markets Equity Fund	2
Equity Income Fund	4
Focus Fund	6
Genesis Fund	8
Global Equity Fund	10
Global Thematic Opportunities Fund	12
Greater China Equity Fund	15
Guardian Fund	17
International Equity Fund	20
International Large Cap Fund	23
Intrinsic Value Fund	26
Large Cap Disciplined Growth Fund	28
Large Cap Value Fund	30
Mid Cap Growth Fund	32
Mid Cap Intrinsic Value Fund	34
Multi-Cap Opportunities Fund	36
Real Estate Fund	38
Select Equities Fund	40
Small Cap Growth Fund	42
Socially Responsive Fund	44
Value Fund	46
FUND EXPENSE INFORMATION	54
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
Emerging Markets Equity Fund	58
Equity Income Fund	61
Focus Fund	63
Genesis Fund	64
Global Equity Fund	67

Global Thematic Opportunities Fund	70
Greater China Equity Fund	72
Guardian Fund	75
International Equity Fund	76
International Large Cap Fund	79
Intrinsic Value Fund	82
Large Cap Disciplined Growth Fund	84
Large Cap Value Fund	86
Mid Cap Growth Fund	88
Mid Cap Intrinsic Value Fund	90
Multi-Cap Opportunities Fund	92
Real Estate Fund	93
Select Equities Fund	94
Small Cap Growth Fund	95
Socially Responsive Fund	97
Value Fund	98
FINANCIAL STATEMENTS	109
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Emerging Markets Equity Fund	171
Equity Income Fund	173
Focus Fund	175
Genesis Fund	177
Global Equity Fund	179
Global Thematic Opportunities Fund	181
Greater China Equity Fund	181
Guardian Fund	183
International Equity Fund	187
International Large Cap Fund	189
Intrinsic Value Fund	191
Large Cap Disciplined Growth Fund	193
Large Cap Value Fund	195
Mid Cap Growth Fund	199
Mid Cap Intrinsic Value Fund	203
Multi-Cap Opportunities Fund	205

Real Estate Fund	207
Select Equities Fund	209
Small Cap Growth Fund	211
Socially Responsive Fund	213
Value Fund	217
Directory	222
Proxy Voting Policies and Procedures	223
Quarterly Portfolio Schedule	223
Board Consideration of the Management and Sub-Advisory Agreements	224

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

Equity markets continued their advance this reporting period, with the S&P 500® Index up over 15% in the six months ended February 28, 2014. International developed markets performed similarly, and emerging markets, while positive, continued to lag.

One of the most notable features of the market during the reporting period was the growing evidence that a shift back to more historically normal equity markets may have been achieved. The macro- and headline-driven volatility that colored most of the period following the global financial crisis—and that caused a high correlation among stocks—seems to have given way to a market where volatility is more at the individual stock level, where fundamentals matter and where active managers may have a great opportunity to add value.

This welcome return to more typical behavior seems to have crystallized as the Federal Reserve's (Fed) first material steps away from quantitative easing began. While the market initially reacted with fear, many of our managers viewed May 2013's tapering announcement in a positive light. Simply put, if the Fed was correct in its belief that the economy would be able to maintain momentum with less central bank stimulus then that would, in time, be positive for the markets. As opposed to the markets' reaction to May's announcement, the Fed's scaling back of its bond-purchasing program this January drew little fanfare from investors.

By and large, economic data during this reporting period—from Europe and certain emerging market economies, as well as the U.S.—continued to support the Fed's point of view on recovery. In the U.S., even after the negative impact of the October government shutdown, GDP growth in the second half of 2013 surpassed first-half levels.

At the start of 2014, the market declined from mid-January into early February as economic data appeared to weaken. Although this coincided with extreme winter weather in most of the Northeast, it appeared to demonstrate that, should the recovery here or in Europe begin to slow, it could have a cooling effect on equity markets worldwide. In terms of other potential risks, we anticipate that interest rates will drift upward from here, but considering the Fed's vigilant stance, we don't anticipate a dramatic, rapid or disruptive shift. Geopolitical trouble spots are something of a constant, and always have the ability to shake investor confidence, at least temporarily.

Nevertheless, our belief is that the stock market has the potential to perform well—though perhaps not maintaining the pace we have seen over the past two years in the U.S. We also continue to believe we've returned to a "stock picker's market." As the year progresses, our managers will continue employing disciplined strategies, hands-on research and years of experience in their efforts to uncover exceptional long-term opportunities, and to add value for investors.

We thank you for your confidence in Neuberger Berman and look forward to continuing to serve your investment needs.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a 5.44% total return for the six months ended February 28, 2014 and outperformed its benchmark, the MSCI Emerging Markets (EM) Index, which posted a return of 4.88% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets lagged developed international and U.S. markets during the six month period. EM growth rates slowed while the developed world began to accelerate, returning to a seemingly more sustainable, if slower, growth environment. At the same time, the U.S. Federal Reserve's tapering policy increased risk aversion among investors, while political volatility and concerns about poor balance of trade positions in various EM countries heightened. After weakness throughout much of this period, the EM Index recovered significantly from a low reached in early February to close up approximately 5% for the period.

By country, Egypt, India and Greece each outperformed the benchmark average, while Colombia, Turkey and Hungary each posted significant losses. By sector, Information Technology significantly outperformed the benchmark average, followed by Health Care and Consumer Discretionary. The three sectors that posted negative returns were Energy, Telecommunication Services and Consumer Staples.

Within the Fund, stock selection by country was flat relative to the index, with positive stock selection in China benefitting the portfolio. African and Middle Eastern holdings listed in the UK and an overweight to India were beneficial relative to the benchmark. Conversely, an opportunistic allocation to Canadian-listed Latin American resource names was a relative detriment, as were our Korean and South African holdings.

Strong stock selection in Consumer Discretionary was also a key relative benefit, with China's Haier and Korea's Coway being among the top contributors. Industrials and Health Care were also areas of outperformance, with top contributors such as China Everbright, a waste-to-energy plant builder, and Hikma Pharmaceuticals, a UK-based firm focused on the Middle East and North Africa. Detractors included Financials and Materials holdings, including real estate related names China Vanke and Turkey's Emlak, and issuers in the gold industry such as Canadian-listed Alamos Gold and Turkey's Koza Altin (which was sold).

Looking ahead, we foresee the continuation of a divergence trend in EM equities. While factors such as China's growth rate and local political issues could impact markets, we believe the most important driver of future performance—and divergence—will be how successfully needed structural reforms are undertaken on a country-by-country basis. We view these reforms as necessary to stave off the slowing growth seen in many EM countries.

At the company level, we believe how well individual companies operate in a slower domestic growth environment will determine their performance. Therefore, we believe an investor's ability to identify and fully understand the differences between the prospects for individual companies, within their respective sectors, in each specific EM market may be the key differentiator in seeking to achieve investment results.

From a sector perspective, our greatest overweight is in Industrials, where we believe our holdings can benefit from local infrastructure spending. Consumer Staples and Health Care are additional overweights, both comprised of a diverse set of consumer-driven names. While we have increased our underweight to Energy and Materials, our largest underweight is still Financials, where we remain cautious given the tighter monetary conditions in many markets.

While we acknowledge EM's slowing growth environment, we also note that earnings appear to be stabilizing in select areas and we continue to find what we believe are interesting companies with unique offerings. As during this reporting period, we believe stock picking skills, focused research, and flexibility could continue to add value as the year progresses.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.5%
Consumer Staples	12.6
Energy	6.4
Financials	18.8
Health Care	6.2
Industrials	14.3
Information Technology	21.6
Materials	4.6
Telecommunication Services	2.3
Utilities	0.5
Short-Term Investments	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	5.44%	–4.29%	16.70%	11.94%
Class A	10/08/2008	5.29%	–4.58%	16.42%	11.67%
Class C	10/08/2008	4.84%	–5.29%	15.53%	10.83%
Class R3[10]	06/21/2010	5.09%	–4.91%	16.12%	11.43%
Class R6[24]	03/15/2013	5.49%	–4.24%	16.72%	11.96%
With Sales Charge
Class A		–0.75%	–10.08%	15.05%	10.45%
Class C		3.84%	–6.23%	15.53%	10.83%
Index
MSCI Emerging Markets Index[1,16]		4.88%	–5.67%	17.24%	10.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.60%, 2.01%, 2.74%, 2.32% and 1.57% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 1.50%, 2.25%, 1.91% and 1.18% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated an 11.29% total return for the six months ended February 28, 2014, but trailed its benchmark, the S&P 500® Index, which provided a 15.07% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund exceeded our expectations for the six-month period. Focused on growth and income, this strategy employs a diversified mix of income producing equities such as Real Estate Investment Trusts (REITs), utility stocks and other global dividend-paying equities. The investment goal is to protect assets during times of market volatility while targeting 7%–9% returns, of which one-third would be derived from dividend income. The strategy tends to lag during strong equity markets, so with the index soaring over 15%, our lower risk income-oriented portfolio naturally trailed.

U.S. companies continued to employ strong share buyback programs during the reporting period, which helped boost earnings per share for many companies. The positive backdrop was supported by improving labor statistics, stronger-than-anticipated U.S. GDP figures, and favorable housing and auto data. These data points helped set the stage for the U.S. Federal Reserve to announce a decrease to its $85 billion monthly bond purchasing program, with changes starting in January 2014.

Although the Fund surpassed its target return goal, this was a challenging period for two key portfolio components: REITs and Energy stocks. The pullback in REITs began to reverse in December and performance continued climbing upward through February as interest rate fears subsided. Information Technology was among the strongest index sectors this period, with stocks paying no dividends skewing returns. Because of our focus on dividend payers, this also limited relative performance. We sold Cisco, a detractor from performance this period.

We maintain our conviction in U.S. energy infrastructure as a key investment area for 2014 and rotated out of foreign oil companies tied to Brent Crude (North Sea based crude oil) pricing in favor of names with greater exposure to WTI Crude (West Texas Intermediate—a grade of crude oil also used as a benchmark in oil pricing). We exited Kinder Morgan, a long-term energy infrastructure holding, due to challenges it may face in infrastructure expansion. The Fund still maintains ample exposure to midstream (processing, transporting, etc.) energy businesses.

The Utility sector presents another way we can invest consistent with our positive outlook on the country's energy prosperity. In spite of their perceived sensitivity to interest rates, our Utility holdings outperformed relative to the benchmark, with Dominion and NextEra being among top contributors. Understanding that valuations remain at above-average levels, we will continue to be diligent and opportunistic within this space. We believe our portfolio holdings are committed to delivering value and increasing dividends to shareholders as the U.S. energy renaissance unfolds.

Looking ahead, we believe U.S. GDP could be stronger than generally forecasted in 2014, even in the face of rising interest rates. Additionally, we believe lower energy costs should provide relief from corporate expenses. Higher net profits coupled with recent share buyback initiatives could help earnings per share grow 8%–10% in 2014, which could prop up the stock market—though probably not to the tune witnessed during 2013.

There are always headline risks, but if the fundamentals play out as we anticipate, we believe earnings-per-share growth and disciplined capital allocation should favor equities over bonds in 2014. For clients seeking current income with growth to keep up with inflation over time, we think companies that have provided growing dividend streams remain a great opportunity. This portfolio tends to exhibit low correlation to much of its peer group—a differentiation that has historically provided greater risk-adjusted returns. We continue to make investments in what we believe are excellent companies across a broad spectrum of sectors with the goal of growing our clients' wealth over time.

Sincerely,

RICHARD LEVINE, TONY GLEASON AND SANDY POMEROY
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	3.6%
Consumer Staples	3.5
Energy	10.1
Financials	32.3
Health Care	10.3
Industrials	7.6
Information Technology	2.6
Materials	3.6
Telecommunication Services	2.2
Utilities	18.9
Other	3.1
Short-Term Investments	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date*	Period Ended 02/28/2014	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[14]	06/09/2008	11.29%	9.35%	18.09%	7.70%
Class A14	06/09/2008	11.10%	8.86%	17.66%	7.36%
Class C14	06/09/2008	10.66%	8.11%	16.82%	6.77%
Class R3[14]	06/21/2010	11.04%	8.55%	17.50%	7.33%
With Sales Charge
Class A14		4.75%	2.58%	16.26%	6.50%
Class C14		9.66%	7.11%	16.82%	6.77%
Index
S&P 500® Index[1,16]		15.07%	25.37%	23.00%	6.56%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.69%, 1.06%, 1.81%, and 1.42% for Institutional Class, Class A, Class C, and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 15.64% total return for the six months ended February 28, 2014 and outperformed its benchmark, the S&P 500® Index, which provided a 15.07% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The equity bull market generally persisted over the six month period, though issues on the global and domestic fronts caused a couple of noteworthy pullbacks. The first correction occurred at the start of the period in response to uncertainty surrounding the debt ceiling debate and the subsequent two-week government shutdown. Soon after the government reopened, however, equities resumed their climb as the U.S. economy presented modestly positive numbers and the third quarter earnings season concluded with a generally upbeat forecast for 2014. The prospect of a continued moderate U.S. Federal Reserve (Fed) with Janet Yellen at the helm gave further support to equities, as did a Fed announcement that it will slightly taper monetary stimulus while keeping interest rates near zero well into the future. The market underwent a more severe downturn in January, however, as deteriorating macro conditions in China and other emerging markets raised concerns of a contagion reaching the domestic economy. Yet U.S. equities recovered these losses by period-end as investors seemed to scale back their conjectures and focus instead on the present environment in the U.S., which did not appear to warrant the sudden market decline.

Outperformance versus the S&P 500 was largely due to strong stock selection in Industrials and Consumer Staples. The largest contributor to performance within Industrials was aerospace and defense company Boeing. Shares of Boeing were lifted by its earnings release in October which beat analyst expectations and showed continued strong cash flow generation. A subsequent earnings announcement in January contained a lighter projected cash flow for 2014 and led to a partial retracement in shares, but the stock nonetheless produced solid gains for the period. Strength in Consumer Staples was driven largely by WhiteWave Foods, which appreciated over 48% during the period—gaining significant ground in mid-February after the company announced 4Q earnings and revenue results that easily surpassed analyst expectations.

The sectors that detracted from performance on a relative basis were Consumer Discretionary and Health Care. Specialty retailer Urban Outfitters was a drag on performance in the Consumer Discretionary sector as the stock dropped after the company disclosed a disappointing same store sales update early in the period. Shares recovered somewhat but later fell again due to disappointing sales guidance in November and then on a sales update in January that revealed a stronger deceleration in comps (comparable same-store sales) than the guidance had projected. Weakness in Health Care was due to ARIAD Pharmaceuticals, which experienced a significant setback when the FDA issued negative safety data for the company's main cancer drug. With the outlook for the drug uncertain, the stock responded accordingly. We eliminated both Urban Outfitters and ARIAD from the portfolio.

The U.S. economy has so far proven resilient to challenges abroad—both longstanding and new. Macro weakness in China, Japan and Europe has put some pressure on corporations with global exposure, yet overall business conditions for U.S. companies appear to be sound and balance sheets on the whole are solid, in our opinion. We believe the domestic economy will continue to gradually improve and that the Fed will continue to taper its monetary easing program while maintaining an overall stance that is supportive of economic growth for the foreseeable future. Still, with equity valuations elevated relative to history, we remain cautious and continue to focus on finding individual companies that we believe have strategic positions and strong fundamentals that may enable them to thrive over the long term.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.8%
Consumer Staples	9.1
Energy	10.2
Financials	15.0
Health Care	10.7
Industrials	12.4
Information Technology	19.1
Materials	4.0
Utilities	3.3
Short-Term Investments	2.4
Total	100.0%

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	15.64%	26.97%	22.10%	4.84%	10.61%
Trust Class[3]	08/30/1993	15.52%	26.77%	21.87%	4.62%	10.61%
Advisor Class[4]	09/03/1996	15.46%	26.52%	21.64%	4.41%	10.55%
Institutional Class[5]	06/21/2010	15.73%	27.20%	22.28%	4.91%	10.63%
Class A20	06/21/2010	15.47%	26.72%	21.95%	4.77%	10.60%
Class C20	06/21/2010	15.11%	25.83%	21.30%	4.49%	10.55%
With Sales Charge
Class A20		8.84%	19.41%	20.52%	4.15%	10.49%
Class C20		14.19%	24.83%	21.30%	4.49%	10.55%
Index
S&P 500® Index[1,16]		15.07%	25.37%	23.00%	7.16%	10.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.94%, 1.14%, 1.29%, 0.78%, 1.20%, and 1.94% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class posted a 13.54% total return for the six months ended February 28, 2014, but underperformed its benchmark, the Russell 2000® Index, which provided a 17.75% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market produced strong results during the six-month period. Aside from a setback in January 2014, the market generated positive returns during the other five months of the reporting period. Supporting the market were generally solid corporate profits and overall robust investor demand. Within the small-cap universe, growth stocks outperformed their value counterparts, as the Russell 2000® Growth and Value indices returned 19.20% and 16.23%, respectively.

While it produced a positive absolute return, the Fund's underperformance versus the benchmark was largely due to stock selection. This was partially driven by the Fund's adherence to its stated investment mandate of buying high-quality, profitable businesses. This proved to be a headwind given the outperformance of lower-quality companies during the period as a whole. The sectors that detracted the most from results were Health Care and Financials. Within Health Care, a lack of exposure to outperforming biotechnology and pharmaceutical companies, many of which are more speculative in nature and have no earnings, was not rewarded. Within Financials, mortgage servicing-related companies, including Ocwen Financial, detracted from results. Following a period of significant growth, the New York Department of Financial Services expressed concerns regarding Ocwen Financial's capacity and ability to service its existing loans. This cast doubt on the company's anticipated growth rate going forward.

Contributing the most to performance was stock selection in the Information Technology and Consumer Discretionary sectors. Westinghouse Air Brake Technologies Corp. (Wabtec) was the largest contributor to performance for the period. An Industrials holding, the company manufactures high value components that improve safety and productivity for rail customers. The stock has historically generated strong cash flow and historically has delivered high, consistent returns. Its shares rallied sharply following the release of a solid 2013 earnings report. In addition, we believe a high profile train derailment that might have been prevented using Wabtec's proprietary technology has raised market expectations for the franchise's long term revenue potential.

Sector positioning, overall, was a slight drag on performance. In particular, while the portfolio's cash equivalents balance was modest and in line with historical levels, it detracted from results given the market's sharp rally and the low yields available from cash instruments.

Looking ahead, we maintain our positive long-term outlook for higher-quality, free cash flow-generating companies and believe the names in our portfolio generally represent very attractive values. Furthermore, the U.S. economy has been highly resilient, and we are of the opinion that several factors will allow the U.S. to remain well positioned relative to much of the rest of the world. Against this backdrop, smaller-cap companies tend to be more domestically oriented and, therefore, could benefit from positive growth trends. Still, there are several risks that could negatively impact the U.S. economy. Higher interest rates could crimp the recovery in the housing market, as well as temper consumer and business spending.

Sincerely,

JUDITH M. VALE AND ROBERT D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.8%
Consumer Staples	5.6
Energy	6.6
Financials	12.3
Health Care	11.0
Industrials	20.8
Information Technology	16.7
Materials	10.0
Utilities	0.8
Short-Term Investments	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	13.54%	24.92%	22.73%	10.62%	12.89%
Trust Class[3]	08/26/1993	13.49%	24.82%	22.64%	10.55%	12.88%
Advisor Class[4]	04/02/1997	13.35%	24.47%	22.32%	10.26%	12.67%
Institutional Class[5]	07/01/1999	13.61%	25.10%	22.96%	10.84%	13.04%
Class R6[25]	03/15/2013	13.68%	25.21%	22.79%	10.64%	12.90%
Index
Russell 2000® Index[1,16]		17.75%	31.56%	26.63%	8.71%	10.13%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.02%, 1.11%, 1.38%, 0.86%, and 0.80% for Investor Class, Trust Class, Advisor Class, Institutional Class, and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85% and 0.78% for Institutional Class and Class R6 after expense reimbursements and/or fee waivers.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated a 14.66% total return for the six months ended February 28, 2014 and outperformed its benchmark, the MSCI All Country World Index, which posted a return of 13.81% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The MSCI All Country World Index performed well during the six month period, driven by improving economic data from Europe and the U.S. After a strong finish in 2013, the index declined sharply in January on weakening data from China and the U.S., which was under severe winter weather conditions at the time. The index recovered nicely in February.

By country, the index was led by Greece, Egypt and Ireland this period. Key eurozone countries outperformed the benchmark average, as did the UK and U.S., while emerging markets Colombia, Turkey and Hungary posted the heaviest losses. All index sectors closed up for the period, led by Health Care, Information Technology (IT) and Industrials. Consumer Staples and Energy stocks were the weakest performing sectors, followed by Telecommunication Services.

The portfolio's outperformance relative to the benchmark was due primarily to strong stock selection, most notably within Consumer Discretionary and Financials. IT and Telecommunication Services holdings were relative detractors. By country, stock selection and an overweight to the U.S. had a significantly positive impact, followed by holdings in Germany and China. Detractors included holdings in France, the UK and Sweden.

Top contributors such as SanDisk, Cardinal Health and Google helped demonstrate the positive impact of our U.S. holdings. Elsewhere, Germany's Continental and China's Haier Electronics helped drive our outperformance within the Consumer Discretionary sector. Detractors included mining and minerals holdings such as Australia's Iluka Resources (which was sold), and Canada's New Gold and Silver Wheaton. China Mobile and Elekta, a Swedish cancer treatment innovator, also detracted.

Looking ahead, we retain higher conviction in the U.S. economic recovery than we do in other parts of the world. Economic data, earnings growth and profitability all have been very encouraging in our view, but any reversion to the mean for the latter two indicators in the coming quarters could be a potential negative.

We believe the macro environment in developed international markets may incrementally strengthen yet generally remain lackluster, with Europe registering minimally positive GDP figures and Japan struggling to maintain momentum. Within such a backdrop, we believe that paying close attention to individual company fundamentals could be key to generating alpha. As such, we will continue our focus on companies we think can execute well in a low growth environment and those we believe can benefit from faster growth in the U.S., UK and certain developing countries.

We believe companies with a unique and/or patent-protected product offering should maintain pricing power and the ability to generate free cash flows. We also believe niche operators may have advantages over conglomerates, especially in businesses such as industrial distribution and services, refined chemicals, and medical technology.

We continue seeking opportunities to own companies with these characteristics at valuations that offer potential upside, even against conservative expectations, while at the same time avoiding areas of concern—such as companies that we believe would struggle without government support, that operate with a thin capital base, or that face declining revenues for structural or demographic reasons.

Despite the recent strength in developed markets, we continue to find excellent bottom-up opportunities in select areas. We also plan to continue seeking ways to use events such as early 2014's volatility to our advantage, as well as look for companies that we believe are poised to deliver solid risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL AND SAURIN D. SHAH
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.0%
Consumer Staples	8.4
Energy	7.7
Financials	15.2
Health Care	12.5
Industrials	15.4
Information Technology	17.6
Materials	9.8
Telecommunication Services	2.1
Short-Term Investments	0.3
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	14.66%	17.89%	6.99%
Class A	06/30/2011	14.48%	17.47%	6.60%
Class C	06/30/2011	14.05%	16.69%	5.81%
With Sales Charge
Class A		7.84%	10.72%	4.26%
Class C		13.05%	15.69%	5.81%
Index
MSCI All Country World Index[1,16]		13.81%	18.77%	10.47%
MSCI World Index[1,16,27]		14.92%	22.34%	12.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 5.16%, 5.67%, and 6.51% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Thematic Opportunities Fund Commentary

Neuberger Berman Global Thematic Opportunities Fund Institutional Class generated a 15.13% total return for the six months ended February 28, 2014, and outperformed its benchmark, the MSCI All Country World Index, which provided a 13.81% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global markets were lifted by positive U.S. and European economic data, while developing markets saw positive results but lagged developed markets as investors shunned countries with poor balance of trade positions.

The Fund's "Up, Up, and Away" theme, including names such as casino-operator SJM Holdings, added value this period as global travel and leisure activities picked up as global economies continued to show improvement. On the flip side, our "Agriculture" theme was hindered by farm equipment manufacturers such as Lindsay Corp. (which was sold). Despite a near-term pullback, the "Agriculture" theme modestly contributed to the portfolio's overall success.

From a regional perspective, the U.S. was among the better performing major equity markets in the world and our stock selection within U.S. names fared well. Within Financials, private equity giant KKR posted solid gains following two strong quarters of profitability. Top performers also included Information Technology holdings Google and SanDisk, while Altera was a slight drag and was sold after a disappointing earnings announcement.

Stock selection was exceptionally strong in the Consumer Discretionary sector, where the portfolio has a meaningful overweight versus the benchmark. Wynn Resorts was our largest contributor as gaming revenues from Macau helped boost returns. It was a challenging period for automaker General Motors, whose stock we purchased in anticipation of improving European sales. Still, momentum in the European recovery narrative helped drive returns broadly, making this region instrumental to the portfolio's overall success. Notable contributions came from Switzerland's Roche and Spain's Mediaset España.

Ping An Insurance and China Galaxy Securities struggled as investors feared continued economic slowdown in China. Longer term, we believe the Financials sector could benefit from the more liberalized economic agenda set forth by China's Third Plenum. We sold China Galaxy Securities after the reporting period and are closely monitoring the sector for any further signs of weakness. The Asian consumer was a mixed bag this period; cosmetics giant Sa Sa International retreated after disappointing same store sales, while jewelry chain Chow Tai Fook shined on an increase of gold-related sales.

Looking ahead, we believe U.S. GDP could be stronger than generally forecasted in 2014, even in the face of gradually rising interest rates. Higher net profits coupled with recent share buyback initiatives could help S&P 500® earnings per share grow 8%–10% in 2014, which could prop up the stock market—though probably not to the tune witnessed during 2013. In Europe, we anticipate that the European Central Bank will keep rates low as the region emerges from its worst recession in memory.

Across Asia, data suggests that the slowdown within many economies could be more pronounced than initially expected. While we are monitoring developments for potential risks, should the fundamentals play out the way we anticipate, investors could be rewarded for their patience—especially considering the wide range of demographics and growth prospects across the region.

We remain dedicated to finding opportunities in what we believe are excellent companies across a broad spectrum of countries and sectors with the goal of identifying persistent, structural and investable trends before they are recognized by the broader investment community. We believe that this opportunistic, disciplined and patient approach should be rewarded with attractive returns over time.

Sincerely,

TONY GLEASON, SANDY POMEROY, WILLIAM HUNTER AND RICHARD LEVINE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Thematic Opportunities Fund

TICKER SYMBOLS

Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	29.9%
Consumer Staples	1.2
Energy	5.4
Financials	22.7
Health Care	6.8
Industrials	8.7
Information Technology	16.5
Telecommunication Services	3.6
Short-Term Investments	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	15.13%	13.11%	3.79%
Class A	06/30/2011	14.94%	12.80%	3.42%
Class C	06/30/2011	14.44%	11.81%	2.62%
With Sales Charge
Class A		8.31%	6.30%	1.15%
Class C		13.44%	10.81%	2.62%
Index
MSCI All Country World Index[1,16]		13.81%	18.77%	10.47%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.62%, 2.02% and 2.87%, for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.28%, 1.64% and 2.39% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary

Neuberger Berman Greater China Equity Fund Institutional Class generated a 7.30% total return for the six months ended February 28, 2014. The Fund outperformed its benchmark, the MSCI China Index, which generated a 4.67% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

During the six month period, the Fund's overweight positions in Health Care and Utilities and underweight in Telecommunication Services contributed to outperformance versus the benchmark. In contrast, the Fund's underweight in Information Technology detracted from performance. Stock selection in Energy, Consumer Staples and Telecommunication Services positively impacted performance, while stock selection in Financials and Consumer Discretionary had a negative impact on performance relative to the benchmark.

As of February 28, 2014, the Fund's largest sector overweight relative to the benchmark was Utilities, and the largest sector underweight was Energy. The Fund also held overweight positions in Consumer Discretionary, Health Care and Materials, and underweight positions in Financials, Telecommunication Services and Information Technology. The Fund's top 10 holdings by size comprised more than 48% of total portfolio assets at the end of February. We continue to focus on companies that have what appears to be sustainable top and bottom line growth, which we determine by looking at recurring operating cash flows from core businesses.

Reviewing the overall market environment for Greater China over the past six months, the onshore Chinese securities market and the offshore market displayed solid performance in September as investor sentiment was encouraged by improving fundamentals. After the China National Day holidays in October, positive news regarding the Third Plenary Session of the 18th CPC Central Committee further boosted sentiment, but tightening liquidity, disappointing third-quarter earnings from small-cap companies and the anticipation of increased IPO activity led to heavy profit-taking pressure in the domestic market towards the end of the month. Volatility continued through November and even increased at month-end after the release of the detailed Third Plenum reform decision document. The document outlined the central government's comprehensive roadmap for governance, financial systems, state-owned enterprises, rural land and fiscal and tax reforms, among others. In December, the onshore Chinese securities market ended calendar year 2013 with disappointing performance as short-term liquidity indicators such as the three-month Shanghai Interbank Offered Rate (SHIBOR) and seven-day repo rates (the discount rate at which a central bank repurchases government securities from commercial banks) increased significantly and raised concerns over a cash crunch. The offshore China equity markets performed relatively better following the China Securities Regulatory Commission's announcement to end a 14-month freeze on IPOs. Going into the New Year, the China equity markets were affected by negative investor sentiment after the release of worse-than-expected Purchasing Managers Index (PMI) and exports growth numbers, and sentiment was further dampened by news concerning potential defaults of maturing trust loans and the tapering of quantitative easing by the U.S. Federal Reserve. After the week-long Chinese New Year holidays in February, the China equity markets performed well from reform expectations ahead of the upcoming Communist Party Central Committee and National People's Congress meetings in March. However, the onshore Chinese securities market declined later in the month due to the central bank draining liquidity, weak PMI, concerns over the real estate market and depreciation in the renminbi, China's currency.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.0%
Consumer Staples	4.1
Energy	3.4
Financials	26.6
Health Care	8.8
Industrials	7.2
Information Technology	9.8
Materials	5.5
Telecommunication Services	1.1
Utilities	16.3
Short-Term Investments	2.2
Total	100.0%

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	25.9%
Hong Kong	71.3
United States	2.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception Date	Six Month Period Ended 02/28/2014	Cumulative Total Return Ended 02/28/2014 Life of Fund
At NAV
Institutional Class	07/17/2013	7.30%	9.02%
Class A	07/17/2013	7.00%	8.82%
Class C	07/17/2013	6.61%	8.32%
With Sales Charge
Class A		0.85%	2.56%
Class C		5.61%	7.32%
Index
MSCI China Index[1,16]		4.67%	9.69%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2013 were 1.91%, 2.27% and 3.02% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios were 1.51%, 1.87% and 2.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a 14.83% total return for the six months ended February 28, 2014, but underperformed its benchmark, the S&P 500® Index, which provided a 15.07% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The market climbed a wall of worry this period based on concerns about tapering by the U.S. Federal Reserve, the sustainability of U.S. economic growth, volatility in emerging markets, a China slowdown, and geopolitical concerns in Ukraine/Russia. To this list pundits have now added valuations as a concern (based on incomplete analysis, in our opinion).

Relative to the benchmark, the portfolio outperformed in the Consumer Discretionary and Financials sectors—with Newell Rubbermaid, American Express and IntercontinentalExchange Group being among the top contributors. We lagged within Consumer Staples, where McCormick, Coca-Cola and Costco underperformed. An underweight in Health Care also hurt results. The sector outperformed but we continue to believe it has significant structural risks.

In 2013, investor behavior moved from macro-level "risk on/risk off" trading to a renewed focus on company fundamentals. In the process, equity correlations have declined, giving stock pickers the opportunity to add value. Over the long run, that's where we believe we excel. During the reporting period, we found numerous opportunities to buy high-quality businesses at attractive valuations while selling some of our winners when in our view their shares appeared fully priced.

We took profits in National Instruments, Ecolab, CME Group and Google as the risk/reward proposition for their shares felt less compelling. We would gladly own these companies again at the right price. We also sold BG Group, Altera and Cameron as these companies had execution challenges.

New purchases made during the six-month period include Lincoln Electric. We believe this global welding tools supplier is shareholder-friendly and well-run, and should benefit as an improving U.S. economy places further demand on an already tight market for skilled welders. An increase in non-residential construction could require welders to become more productive which should, in our view, increase demand for Lincoln's latest tools. In the meantime, roughly two-thirds of Lincoln's revenue comes from welding consumables, a relatively steady business.

Another purchase, eBay, is in our opinion a unique business at the center of converging disruptive trends in advertising, merchandising and payments. We like the "treasure hunt" characteristics of eBay's on-line retail business, but there is more to the story. eBay is also a technology platform, enabling brick-and-mortar retailers to launch online storefronts and accept electronic payments leveraging eBay's systems. Additionally, as checks and cash give way to digital payments, PayPal, eBay's wholly-owned subsidiary and dominant electronic payments platform, offers a free option if it is successfully adopted in stores with its bricks-and-mortar retail partners.

As commentators struggle with questions of valuation, we see important differences between 2007 (prior to the financial crisis) and today. Price/earnings multiples remain in the middle of their historic range, but that is only part of the story. With businesses having been very conservative in hiring, spending capital and managing cash, cash has built up on balance sheets. With more cash as part of the valuation equation, stocks to us appear less expensive. Further, if the U.S. economy accelerates beyond its 2% trend of recent years, we believe earnings could be much better than anticipated. Our portfolio includes a number of companies that, in our estimation, are positioned to perform very well should the economy continue to improve; however, we believe these companies could also withstand a period of below trend growth due to having good cash flows and strong balance sheets.

Looking ahead, while we're not "pound the table" bullish, we are very constructive on our opportunity to add value the way we have over the long run historically—by identifying what we believe are high-quality businesses and being patient and opportunistic in our buy and sell decisions.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.5%
Consumer Staples	12.5
Energy	6.4
Financials	20.8
Health Care	8.2
Industrials	14.9
Information Technology	15.7
Materials	4.0
Telecommunication Services	1.3
Short-Term Investments	1.7
Total	100.0%

PERFORMANCE HIGHLIGHTS7,12

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	14.83%	24.33%	22.08%	8.05%	11.23%
Trust Class[3]	08/03/1993	14.73%	24.10%	21.90%	7.87%	11.19%
Advisor Class[4]	09/03/1996	14.57%	23.69%	21.40%	7.42%	11.06%
Institutional Class[5]	05/27/2009	14.93%	24.57%	22.30%	8.15%	11.25%
Class A20	05/27/2009	14.68%	24.02%	21.86%	7.96%	11.22%
Class C20	05/27/2009	14.32%	23.11%	21.01%	7.58%	11.15%
Class R3[17]	05/27/2009	14.58%	23.80%	21.59%	7.84%	11.20%
With Sales Charge
Class A20		8.07%	16.90%	20.42%	7.32%	11.11%
Class C20		13.32%	22.11%	21.01%	7.58%	11.15%
Index
S&P 500® Index[1,16]		15.07%	25.37%	23.00%	7.16%	11.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.91%, 1.08%, 1.50%, 0.73%, 1.11%, 1.87%, and 1.41% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.86% and 1.36% for Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Advisor Class and Class A includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a 12.28% total return for the six months ended February 28, 2014, but underperformed its benchmark, the MSCI EAFE® Index, which posted a return of 15.12% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Following a strong run at the end of calendar year 2013, international equity markets started 2014 on a weak note, giving up gains in January only to rebound sharply in February. The MSCI EAFE Index closed just ahead of the S&P 500®, which returned 15.07%, and significantly outperformed the MSCI Emerging Markets Index, which returned 4.88% during the reporting period.

In developed markets, European economic data continued to improve. While Japan had performed well earlier in 2013, it saw its third worst January in 60 years in 2014 as a lack of progress on structural reform disappointed investors. Emerging markets (EM) remained weak, which exerted pressure on companies in both Europe and Japan that derive significant portions of their revenue from EM customers. By country, top benchmark performers included Ireland, Denmark and Finland, while Singapore, Japan and Hong Kong lagged. By sector, Telecommunication Services and Health Care significantly outperformed, while Consumer Staples and Energy lagged.

Within the portfolio, stock selection in the Industrials and Financials sectors helped performance versus the benchmark, while our Telecommunication Services and Consumer Staples holdings detracted. By country, our UK holdings and underweights to Australia and Japan had the most positive effect on performance.

Opportunistic allocations to Canada and China, and a zero allocation to Spain detracted from performance.

Top contributors included Continental, the German auto parts maker, Mitie Group, a UK facilities management firm, and Sika, a Swiss construction materials producer. Detractors included Japan's Sanrio, owner of Hello Kitty and other licensed characters, Sundrug, a convenience store company, and Wacom, a consumer technology firm focused on electronic tablets and pens.

Looking ahead, we believe the macro environment in developed international markets may incrementally strengthen but generally remain lackluster, with Europe registering minimally positive GDP figures and Japan struggling to maintain momentum. Within such a backdrop, we believe that paying close attention to company fundamentals will be key to generating alpha.

Much of 2013's price appreciation was driven not by significant earnings improvements in our view, but rather by multiple expansion. With higher investor expectations, the market this year could be more vulnerable to disappointing news from companies or policymakers.

We therefore remain focused on companies we believe can execute well in a low growth environment—those that have strong track records in tough economic times, solid balance sheets and steady cash flows. We also believe companies with a unique product offering—regardless of patent status—should maintain pricing power and the ability to generate free cash flows. Further, we believe niche operators may have advantages over conglomerates, especially in businesses such as industrial distribution and services, refined chemicals and medical technology.

We continue seeking opportunities to own companies with these characteristics at valuations that offer potential upside, even against conservative expectations, while at the same time avoiding areas of concern, such as companies that we believe would struggle without government support, that operate with a thin capital base, or that face declining revenues for structural or demographic reasons.

Despite the recent strength in international markets, we continue to find excellent bottom-up opportunities in select areas. We also plan to continue seeking ways to use events such as early 2014's volatility to our advantage, as well as look for companies that we believe are poised to deliver solid risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.5%
Consumer Staples	11.8
Energy	3.3
Financials	16.4
Health Care	10.1
Industrials	23.3
Information Technology	8.2
Materials	11.4
Telecommunication Services	3.7
Short-Term Investments	0.3
Total	100.0%

PERFORMANCE HIGHLIGHTS7,22

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	Life of Fund
At NAV
Investor Class[13]	01/28/2013	12.19%	14.34%	18.64%	5.73%
Trust Class[13]	01/28/2013	12.11%	14.27%	18.62%	5.72%
Institutional Class	06/17/2005	12.28%	14.63%	18.70%	5.76%
Class A13	01/28/2013	12.12%	14.22%	18.61%	5.72%
Class C13	01/28/2013	11.74%	13.35%	18.40%	5.61%
Class R6[24]	09/03/2013	12.36%	14.71%	18.71%	5.77%
With Sales Charge
Class A13		5.69%	7.65%	17.21%	5.00%
Class C13		10.74%	12.35%	18.40%	5.61%
Index
MSCI EAFE® Index[1,16]		15.12%	19.78%	18.14%	6.52%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 (estimated for Class R6) were 1.33%, 1.43%, 1.15%, 1.56%, 2.52% and 1.02 for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.86%, 1.29%, 2.09% and 0.78% for Institutional Class, Class A, Class C and Class R6, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Large Cap Fund Commentary

Neuberger Berman International Large Cap Fund Trust Class generated a 12.45% total return for the six months ended February 28, 2014, but underperformed its benchmark, the MSCI EAFE® Index, which posted a return of 15.12% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Following a strong run at the end of calendar year 2013, international equity markets started 2014 on a weak note, giving up gains in January only to rebound sharply in February. The MSCI EAFE Index closed just ahead of the S&P 500®, which returned 15.07%, and significantly outperformed the MSCI Emerging Markets Index, which returned 4.88% for the reporting period.

In developed markets, European economic data continued to improve. While Japan had performed well earlier in 2013, it saw its third worst January in 60 years in 2014 as a lack of progress on structural reform disappointed investors. Emerging markets (EM) remained weak, which exerted pressure on companies in both Europe and Japan that derive significant portions of their revenue from EM customers. By country, top benchmark performers included Ireland, Denmark and Finland, while Singapore, Japan and Hong Kong lagged. By sector, Telecommunication Services and Health Care significantly outperformed, while Consumer Staples and Energy lagged.

Within the portfolio, stock selection in the Consumer Discretionary and Financials sectors helped performance versus the benchmark, while our Telecommunication Services and Health Care holdings detracted. By country, two U.S.-listed European companies benefited the portfolio, as did underweights to Japan and Australia. Opportunistic allocations to Canada and China, and a zero allocation to Spain detracted from performance.

Top contributors included Continental, the German auto parts maker, Roche, the Swiss global pharmaceuticals company, and Sika, a Swiss global construction materials producer. Detractors included Sanrio, a Japanese company and owner of Hello Kitty and other licensed characters, China Mobile, the leading telecom service provider, and Tullow Oil, a UK-listed oil and gas exploration company whose primary holdings are in Africa.

Looking ahead, we believe the macro environment in developed international markets may incrementally strengthen but generally remain lackluster, with Europe registering minimally positive GDP figures and Japan struggling to maintain momentum. Within such a backdrop, we believe that paying close attention to company fundamentals will be key to generating alpha.

Much of 2013's price appreciation was driven not by significant earnings improvements in our view, but rather by multiple expansion. With higher investor expectations, the market this year could be more vulnerable to disappointing news from companies or policymakers.

We therefore remain focused on companies we believe can execute well in a low growth environment—those that have strong track records in tough economic times, solid balance sheets and steady cash flows. We also believe companies with a unique product offering—regardless of patent status—should maintain pricing power and the ability to generate free cash flows. Further, we believe niche operators may have advantages over conglomerates, especially in businesses such as industrial distribution and services, refined chemicals and medical technology.

We continue seeking opportunities to own companies with these characteristics at valuations that offer potential upside, even against conservative expectations, while at the same time avoiding areas of concern, such as companies that we believe would struggle without government support, that operate with a thin capital base, or that face declining revenues for structural or demographic reasons.

Despite the recent strength in international markets, we continue to find excellent bottom-up opportunities in select areas. We also plan to continue seeking ways to use events such as early 2014's volatility to our advantage, as well as look for companies that we believe are poised to deliver solid risk-adjusted returns over the longer term.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Large Cap Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.4%
Consumer Staples	9.0
Energy	3.2
Financials	16.4
Health Care	10.3
Industrials	19.0
Information Technology	9.4
Materials	12.7
Telecommunication Services	4.4
Short-Term Investments	3.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	12.45%	13.80%	16.34%	3.49%
Institutional Class[6]	10/06/2006	12.68%	14.26%	16.72%	3.85%
Class A15	12/20/2007	12.50%	13.85%	16.34%	3.50%
Class C15	12/20/2007	12.10%	13.01%	15.47%	2.87%
Class R3[15]	05/27/2009	12.35%	13.60%	16.04%	3.32%
With Sales Charge
Class A15		6.07%	7.28%	14.96%	2.69%
Class C15		11.10%	12.01%	15.47%	2.87%
Index
MSCI EAFE® Index[1,16]		15.12%	19.78%	18.14%	4.00%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.38%, 0.98%, 1.38%, 2.10% and 1.61% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.91%, 1.31%, 2.01% and 1.52% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class posted a 19.62% total return for the six months ended February 28, 2014 and outperformed its primary benchmark, the Russell 2000® Value Index, which provided a 16.23% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

We entered calendar year 2013 with optimism based on the attractive value proposition of our portfolio but also with apprehension as to how the economy would perform in the face of tax hikes and cuts in government spending. As it turned out, the benefits of policy certainty and the absence of political theater far outweighed the drag from taxes and fiscal restraint, during the year and extending into the reporting period. In fact, the economy as measured by GDP growth and employment continued to heal nicely. The positive economic data together with central bank suppression of interest rates, at home and abroad, proved to be a powerful combination for stocks, producing an evaporation of the risk premium that had been assigned to equities since the traumatic events of 2008.

As a result, our portfolio has experienced a significant expansion in price/earnings ratio. We have seen the same recovery in valuation and reduction in risk premiums as measured by the decrease in the portfolio's discount to intrinsic value.1 The acceleration of earnings multiples and the narrowing of our valuation gap can either be viewed as troubling or may simply mean reversion from a period of excess pessimism and undervaluation. Given our belief that the economy is far healthier now than in the recent past, we are less troubled by current valuations.

Although constantly striving to be even better, we cannot critique the period's mistakes without seeming greedy. RadioShack's problems are well chronicled. We had high hopes that a refinancing plan would give the new CEO time to implement his strategy. However this quarter's disastrous earnings left us deeply skeptical. Due to our concern over the business's long-term viability, we decided to exit our investment after the reporting period. Ironically, the bigger detractor from performance was selling winning investments only to watch them further appreciate.

Our strategy of owning securities with cyclical characteristics instead of defensive traits, like yield, appeared to be in favor. Additionally, a healthy level of company-specific events enhanced our attractive returns. We had several companies that were acquired, disposed of significant assets, or made large acquisitions. Looking ahead, we hope that merger, acquisition and divestiture activity remains healthy. One caveat is that while financing remains inexpensive and readily available, we believe the overall pool of prospective targets is shrinking as a result of rising equity prices.

We see a mixed picture for the rest of calendar year 2014. We think there is good momentum in the domestic economy which serves as the foundation for continued growth in sales and earnings, but valuation is less appealing. Ultimately, rising interest rates remain our greatest concern. We can envision a broad range of possibilities for 2014 that span from double digit gains to similar losses. Our mandate as long-term value investors is to seek opportunities when market psychology imposes an excessive valuation penalty on individual companies or sectors. Our task is undeniably harder now than in recent history, but we believe that the market will give us ample opportunities in the remainder of 2014 to put our value-based investing style to work.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	7.1%
Consumer Staples	2.2
Energy	2.3
Financial Services	12.9
Health Care	7.1
Materials & Processing	6.5
Producer Durables	22.6
Technology	31.7
Utilities	3.1
Short-Term Investments	4.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date*	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[19]	05/10/2010	19.62%	31.53%	27.19%	9.92%	12.29%
Class A19	05/10/2010	19.42%	31.02%	26.84%	9.77%	12.20%
Class C19	05/10/2010	18.97%	30.02%	26.14%	9.46%	12.01%
With Sales Charge
Class A19		12.57%	23.52%	25.35%	9.12%	11.80%
Class C19		17.97%	29.02%	26.14%	9.46%	12.01%
Index
Russell 2000® Value Index[1,16]		16.23%	26.19%	25.14%	8.09%	9.28%
Russell 2000® Index[1,16]		17.75%	31.56%	26.63%	8.71%	8.18%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.19%, 1.58% and 2.32% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.01%, 1.37% and 2.12%, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund Commentary

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a 13.23% total return of for the six months ended February 28, 2014, but underperformed its benchmark, the Russell 1000® Growth Index, which provided a 17.84% return. (Performance for all share classes is provided in the table immediately following this letter.)

The market has been fairly strong over the past six months, with equity returns being driven primarily by multiple expansion rather than earnings growth. Earnings growth has stayed in the mid-single digits over the past year, with consensus estimates for more of the same throughout 2014. As such, while stocks are more expensive now, fundamentally, little has changed. As conservative growth managers, we would anticipate trailing the index somewhat during a strong market with these characteristics.

The market saw strong performance in Health Care (specifically biotech names), as well as from the Information Technology sector, which rebounded after poor results earlier in 2013. Without broad earnings growth, investors looked toward companies that could grow regardless of the macro environment, and these areas share those attributes.

While apprehension was high, now that we've entered a period of tapering by the U.S. Federal Reserve (Fed), equity markets appear to have been unfazed. As a result, correlations among equities have been dropping, which we believe is a positive for active managers.

We have a large overweight to Google, which was our top contributor this period. Google's desktop search dominance has translated to mobile, something that had initially worried investors. In fact, the company's share in mobile is now higher than it was in desktop. Additionally, Google has been starting to see contributions from expensive acquisitions like YouTube.

Alliance Data Systems is a private-label credit card company that provides clients the marketing advantage of detailed data on consumers' purchasing habits. The stock outperformed on several quarters of better-than-expected earnings, as well as significant new deals, the most important being PayPal.

Bristol-Myers Squibb was another top contributor, based largely on the potential for a new PD-1 (immuno-oncology) class drug that seems to have huge potential in treating cancers. Its existing drug, Yervoy, has proven effective against melanoma, and the company has shed some non-core assets.

Underperformers included energy company Kinder Morgan, who investors believe is favoring shareholder distributions over pipeline maintenance. While we don't agree, and the company has a good safety record, there's no way to disprove the judgment in the near term. Consequently, we reduced our position.

GM stock underperformed on concerns about dealer incentives and against difficult early year comparables. There was also concern over a recall due to faulty ignition switches in certain vehicles. While the latter issue raises reputational concerns, we believe its magnitude is not financially significant. GM is rolling out a new truck model (its most profitable line) and is consolidating production lines to one global platform in an effort to save costs—both of which we believe could support its share price.

We sold Vertex Pharmaceuticals as the company lost additional ground to Gilead in Hepatitis C treatment. Phase 3 results on its combination therapy for cystic fibrosis could, in our view, make or break the stock but there are no indications of results yet.

Looking ahead, we remain cognizant of the fact that the market has not had a major correction for some time, which we think is unusual. We're maintaining our somewhat defensive positioning given what we see as an increasing possibility of a correction—based on both market history and more than two years of rising valuations, while earnings haven't. With fading stimulus by the Fed being something of a headwind, we also don't foresee economic acceleration, so from our perspective, the potential for a strong bull market is low, and a defensive posture could be an advantage.

Sincerely,

DANIEL H. ROSENBLATT AND JOHN J. BARKER
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.0%
Consumer Staples	13.7
Energy	5.0
Financials	5.4
Health Care	10.0
Industrials	13.0
Information Technology	23.0
Materials	6.8
Telecommunication Services	2.2
Utilities	3.7
Short-Term Investments	4.2
Total	100.0%

PERFORMANCE HIGHLIGHTS11

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	13.23%	22.03%	17.17%	5.66%	0.21%
Institutional Class[5]	04/06/2009	13.28%	22.35%	17.55%	5.83%	0.32%
Class A20	04/06/2009	13.04%	21.84%	17.10%	5.63%	0.19%
Class C20	04/06/2009	12.84%	21.08%	16.30%	5.27%	–0.05%
Class R3[17]	05/27/2009	13.07%	21.63%	16.89%	5.53%	0.13%
With Sales Charge
Class A20		6.53%	14.87%	15.72%	5.00%	–0.23%
Class C20		11.87%	20.08%	16.30%	5.27%	–0.05%
Index
Russell 1000® Growth Index[1,16]		17.84%	29.14%	24.02%	7.77%	2.01%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.11%, 0.80%, 1.16%, 1.92% and 1.46% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, 1.86%, and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Investor Class includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class generated a 14.93% total return for the six months ended February 28, 2014 and outperformed its benchmark, the Russell 1000® Value Index, which generated a 13.46% return. (Performance for all share classes is provided in the table immediately following this letter.)

As the reporting period began, we were cognizant of the U.S. equity market's already impressive and somewhat lengthy run, but believed—based on liquidity in the market and macro-economic data—that markets were, in general, headed still higher. This proved correct until the markets stumbled in January. However, we believe the pullback reflected beginning-of-the-year profit taking to postpone tax payments on gains and the markets resumed their assent in February.

Financials remained the heaviest sector weighting for both the Fund and the index during the six month period. These stocks continued to benefit from an improving overall economy, an increase in merger and acquisition activity, and a continued low interest rate environment. However, the sector lagged the index overall. Industrials, Materials, Consumer Discretionary and Health Care were the top performing sectors for the index, driven higher, in our view, by continued Federal Reserve stimulus and low market interest rates. Telecommunication Services was the only sector in the index, and in the Fund, to deliver negative returns. These companies continue to struggle with aggressive price wars for wireless services, which only seem to be accelerating. The sector represents a small percentage of the index, and was an even smaller percentage of the Fund before we exited the sector during the reporting period.

The Fund's returns, both in absolute terms and relative to the benchmark, were driven by our significant overweighting to the Industrials sector and to strong stock selection within this sector. Two holdings were top performers: United Continental Holdings and American Airlines Group. Both were relatively heavy weightings for the Fund and delivered excellent returns. We have favored these companies for some time because of their ability to control costs while maximizing revenues, coupled with what we believed were low stock price valuations.

The sector that had the greatest negative impact to the Fund's performance was Information Technology. This was primarily the result of our overweighting in Cisco Systems, which delivered negative returns following a disappointing earnings announcement. The biggest single stock drag on performance was Newmont Mining Corporation; the stock took a hit as prices for gold and other metals fell during the period.

We believe the market remains supported by strong underlying fundamentals such as a continually improving economy, ongoing monetary stimulus, low interest rates and reasonably strong company earnings. Additionally, we believe investors will continue to buy stocks, given the investment alternatives. While our outlook for the overall market is generally positive, we remain driven by a bottom-up view and continue to see what we think are good values in individual stocks, even within a more fully-valued market. We continue to favor airline stocks, even in light of their significant run-up during the past six months, and believe they will head still higher based on strong management as well as favorable trends in the industry as a whole. We continue to find value in banks and select areas of technology. As always, we continue to monitor the correlation among the portfolio's holdings with the aim of achieving a positive risk-reward balance.

Sincerely,

ELI SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	3.1%
Consumer Staples	5.6
Energy	6.0
Financials	27.7
Health Care	13.1
Industrials	16.4
Information Technology	7.5
Materials	12.2
Utilities	4.7
Other	1.4
Short-Term Investments	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	14.93%	23.76%	23.74%	7.03%	12.96%
Trust Class[3]	08/30/1993	14.86%	23.53%	23.50%	6.84%	12.89%
Advisor Class[4]	08/16/1996	14.78%	23.32%	23.34%	6.66%	12.76%
Institutional Class[5]	06/07/2006	15.04%	23.94%	23.95%	7.17%	13.00%
Class A20	06/21/2010	14.82%	23.42%	23.53%	6.94%	12.94%
Class C20	06/21/2010	14.36%	22.52%	22.84%	6.64%	12.86%
Class R3[17]	06/21/2010	14.65%	23.10%	23.30%	6.84%	12.91%
With Sales Charge
Class A20		8.24%	16.32%	22.07%	6.30%	12.77%
Class C20		13.49%	21.58%	22.84%	6.64%	12.86%
Index
Russell 1000® Value Index[1,16]		13.46%	23.44%	23.18%	7.24%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.87%, 1.07%, 1.22%, 0.72%, 1.12% 1.87% and 1.44% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.71 and 1.37% for Institutional Class and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 17.54% total return for the six months ended February 28, 2014, but underperformed its primary benchmark, the Russell Midcap® Growth Index, which generated an 18.08% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Looking back, 2013's market exceeded expectations, an especially impressive outcome given the lack of traditional catalysts, such as strong, accelerating earnings growth, a declining interest rate environment, robust economic indicators or even consistent and substantial cash inflows. The Federal Reserve played an outsized role in influencing the markets, first with the continuation of its highly accommodative liquidity policies aimed at boosting investing sentiment and then by its mid-year introduction and year-end implementation of financial "tapering," which served as notice that unlimited liquidity was not an indefinite trade, tilting the market's focus back towards fundamentals. As the hand-wringing around tapering evaporated, business and consumer sentiment, bolstered by generally decent corporate fundamentals, lessening fiscal drag and a sliver of cooperation on the political (budget) front, continued to steadily improve. We view that incremental improvement as critical to building momentum if the U.S. economy is to continue its transition from recovery to expansion mode. Early results in 2014, despite the headwinds associated with a terrible winter season, have been highlighted by what appear to be broadly consistent earnings and guidance that had been boosted by strong outperformance from various industries and specific companies, continuing a positive trend for active, fundamental-focused managers.

For the period, the portfolio was overweighted in Industrials, Health Care and Information Technology and underweighted in Consumer Staples, Consumer Discretionary and Materials. With respect to industry-level allocation decisions, our underweight to the Auto Manufacturers. Airlines and Internet Retail segments detracted from performance, while our overweight to Apparel, Accessories & Luxury Goods, and avoidance of real estate investment trusts proved additive. Drilling down to our holdings, IIlumina was the top contributor to performance, while ARIAD Pharmaceuticals was the leading detractor. Illumina, a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function, consistently delivered strong results and positive guidance as its science and results were well received by the market. ARIAD, focused on the development of oncology drugs, had a trial for a new indication of its primary leukemia drug suspended by the FDA pending an analysis of a potential increase in side effects. This unexpected outcome surprised the market and with a key catalyst in question, we exited our position.

While we don't anticipate a repeat of 2013's indefatigable market and outsized returns, we also don't believe that we are facing a bubble in need of a meaningful and sustained broad correction. We believe that improving global economic health and continued domestic tailwinds, such as lower energy costs and incremental improvements to both housing and labor, should continue and should foster a positive environment, which could lead to both a rebound in consumer spending and an increase in business confidence. An anticipated uptick in business confidence could help feed economic expansion by delivering on pent-up demand for capital reinvestment and initiating an upward inflection point for GDP growth. With valuations generally reasonable, and even attractive for various mid cap segments, we remain cautiously optimistic and anticipate that 2014 will host a constructive environment for mid cap growth stocks, but one more closely tied to underlying fundamentals, growth rates and a company's ability to deliver positive differentiation.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	21.9%
Consumer Staples	2.7
Energy	5.3
Financials	7.2
Health Care	18.2
Industrials	15.6
Information Technology	22.0
Materials	2.5
Telecommunication Services	1.9
Short-Term Investments	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	17.54%	28.51%	23.78%	10.49%	12.20%
Trust Class[3]	08/30/1993	17.45%	28.41%	23.69%	10.30%	12.11%
Advisor Class[4]	09/03/1996	17.36%	28.16%	23.28%	9.99%	11.91%
Institutional Class[5]	04/19/2007	17.66%	28.77%	24.09%	10.73%	12.27%
Class A20	05/27/2009	17.43%	28.32%	23.68%	10.45%	12.18%
Class C20	05/27/2009	17.01%	27.41%	22.80%	10.05%	12.07%
Class R3[17]	05/27/2009	17.31%	28.02%	23.39%	10.32%	12.15%
Class R6[25]	03/15/2013	17.74%	28.90%	23.86%	10.53%	12.21%
With Sales Charge
Class A20		10.65%	20.93%	22.23%	9.79%	12.00%
Class C20		16.01%	26.41%	22.80%	10.05%	12.07%
Index
Russell Midcap® Growth Index[1,16]		18.08%	31.61%	27.49%	9.66%	N/A
Russell Midcap® Index[1,16]		17.66%	29.11%	27.84%	10.08%	13.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.98%, 1.04%, 1.30%, 0.79%, 1.18%, 1.96%, 1.43% and 7.22% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.12%, 1.87%, 1.37% and 0.69% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 13.56% total return for the six months ended February 28, 2014, but underperformed its primary benchmark, the Russell Midcap® Value Index, which generated a 17.19% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) After generating positive relative and absolute returns for much of the reporting period, the portfolio's performance trailed the index during the first two months of calendar year 2014 due to poor earnings reports from several portfolio companies.

The recent moves by the U.S. Federal Reserve (Fed) to reduce its monthly purchases of U.S. Treasuries and mortgage-backed securities validated, in our opinion, the idea that the U.S. economic recovery is self-sustaining. The current slowdown in the domestic economy seems to be due to the harsh winter weather, and we believe that economic activity will pick up in the spring. Additionally, the Fed appears committed to keeping the Fed Funds rate near 0% for a period of time after its purchase program is scheduled to end. While we believe the equity markets are long overdue for a meaningful correction, it has been rare to see a sustained bear market with low levels of inflation and accommodative monetary policy.

During the reporting period, the Fund's overweight and stock selection in Consumer Staples helped performance. Safeway outperformed on better-than-expected fourth quarter earnings and an improved outlook resulting from significant divestures and rumors of a possible acquisition (which was recently announced). Also adding to performance were several companies whose earnings exceeded estimates, including CVS, Dolby, Spirit Aerosystems and Avis Budget. Cardinal Health also beat earnings estimates and the company extended a contract with CVS, a move that was viewed positively by the market. Textron reached an agreement to buy Beechcraft and combine it with its Cessna business. This deal was also welcomed by investors due to strong synergies with Textron's existing business. In addition, both Textron and General Dynamics benefitted from investor anticipation of strengthening in the business jet market.

Stock selection in the cyclically sensitive Producer Durables, Technology and Consumer Discretionary sectors detracted from performance. There were negative earnings announcements by several portfolio companies, including Nuance, KBR, Express, Covanta, Symantec, Corrections Corp. and Flextronics. We viewed the weakness in several of these companies as a buying opportunity, as we believed the investment cases were still intact despite short-term disappointments.

It appears that U.S. economic growth has finally reached the point where policymakers believe monetary stimulus can be reduced. Stronger economic activity has led to higher interest rates, ending the multi-year performance run in the bond market. With most investors seeing less risk to the global economies, money has moved back into the equity markets, which have generated above-trend performance over the last several years. Equity valuations have recovered to more historically normal levels and the value cushion has been substantially reduced. While we continue to identify undervalued, cash-generating franchises with event-driven characteristics, these companies are becoming harder to uncover. However, given the recent sluggishness in earnings growth, we believe the M&A market will accelerate during 2014 and our companies could become targets for activist investors or merger overtures, which would likely benefit the portfolio. Unlike the last few years when we were concerned about the sustainability of economic activity and deflation, we are now more concerned that an over-acceleration of economic growth could lead to an increase in inflation, causing the Fed to reverse course in a much more meaningful way. This could result in a spike in interest rates and, in our opinion, bring an end to the current bull market. While a risk, we don't see this scenario playing out in 2014. As a result, we believe our portfolio can continue to generate attractive returns going forward.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.8%
Consumer Staples	7.1
Energy	5.8
Financial Services	16.8
Health Care	6.3
Materials & Processing	3.8
Producer Durables	16.2
Technology	15.6
Utilities	6.5
Short-Term Investments	4.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	13.56%	27.58%	28.08%	8.53%	9.89%
Trust Class[3]	06/10/1999	13.45%	27.26%	27.94%	8.44%	9.83%
Institutional Class[5]	03/08/2010	13.66%	27.80%	28.39%	8.66%	9.98%
Class A20	06/21/2010	13.45%	27.26%	28.01%	8.50%	9.87%
Class C20	06/21/2010	13.01%	26.34%	27.32%	8.21%	9.67%
Class R3[17]	06/21/2010	13.29%	27.01%	27.79%	8.41%	9.81%
With Sales Charge
Class A20		6.95%	19.92%	26.50%	7.86%	9.43%
Class C20		12.01%	25.34%	27.32%	8.21%	9.67%
Index
Russell Midcap® Value Index[1,16]		17.19%	26.50%	28.09%	10.09%	9.71%
Russell Midcap® Index[1,16]		17.66%	29.11%	27.84%	10.08%	9.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.41%, 1.66%, 1.24%, 1.66%, 2.35% and 1.86% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 0.86%, 1.22%, 1.97% and 1.47% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 15.27% total return for the six months ended February 28, 2014, outperforming its benchmark, the S&P 500® Index, which generated a 15.07% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The market exhibited broad performance gains during the reporting period, with all sectors of the index generating a positive return. Cyclical sectors generally led the market as economic fundamentals continued to show signs of improvement. Consumer Discretionary, Health Care, Industrials, Information Technology and Materials outperformed the overall index.

Within the portfolio, outperformance versus the benchmark was driven by stock selection in Health Care, Industrials and Utilities. Sector positioning was also beneficial to relative performance. The overweight in Industrials and underweight in Financials and Telecommunication Services were most beneficial from a sector perspective. The portfolio finished the period with an overweight in Consumer Discretionary, Industrials and Materials while holding an underweight in Financials and Information Technology, and no exposure to Telecommunication Services.

Portfolio construction is an important component of our investment process and consists of three investment categories: Special Situations, Opportunistic and Classic. We believe this approach helps to mitigate risk within the portfolio while seeking to outperform through stock selection in various market environments. We believe our expertise in these areas is a differentiating factor and we are currently finding a large number of opportunities in each category.

The core of our investment process is an unwavering focus on a company's generation of free cash flow and its use by management. Our analysis considers the stability and sources of free cash flow generation, as well as the potential uses of this capital. This approach enables us to look across sectors, market capitalizations and risk profiles to find opportunities. We continue to find well-managed franchises that have been generating stable and growing free cash flow that are trading at what we believe are attractive valuations.

We believe the current environment is highly attractive for free cash flow-oriented investing, as free cash flow yields for equities relative to fixed income yields remain at historical highs. In our opinion, companies with high free cash flow and prudent management teams can do well in a moderate growth environment. Dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, and selective and highly accretive acquisitions all have the potential to accrue to the benefit of equity holders.

Looking forward, we believe the equity environment will favor active managers with a demonstrated ability to deliver value through stock selection. Currently, reasonable stock valuations, moderate and steady growth in the U.S. economy and a changing interest rate landscape are all reasons, in our view, that equities could remain a sound long-term investment both in absolute terms and relative to fixed income and other alternatives.

As we evaluate both potential new positions and current portfolio holdings, we will continue to keep a long-term investment perspective in mind. As always, our focus is to grow our investors' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	14.9%
Consumer Staples	8.0
Energy	8.9
Financials	7.1
Health Care	15.9
Industrials	22.1
Information Technology	11.5
Materials	7.1
Utilities	2.3
Short-Term Investments	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date*	Period Ended 02/28/2014	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[18]	12/21/2009	15.27%	28.22%	23.96%	8.33%
Class A18	12/21/2009	15.05%	27.75%	23.60%	8.12%
Class C18	12/21/2009	14.66%	26.76%	22.81%	7.65%
With Sales Charge
Class A18		8.45%	20.41%	22.14%	7.25%
Class C18		13.66%	25.76%	22.81%	7.65%
Index
S&P 500® Index[1,16]		15.07%	25.37%	23.00%	6.56%

*Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.86%, 1.18% and 2.06% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated a 10.63% total return for the six months ended February 28, 2014 but underperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which generated an 11.66% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market produced strong results during the six months ended February 28, 2014. Aside from a setback in January 2014, the market generated positive returns during the other five months of the period. Supporting the market were generally solid corporate profits and overall robust investor demand. The real estate investment trust (REIT) market posted a strong absolute return but lagged the overall U.S. stock market, as the S&P 500® Index gained 15.07%, during the reporting period. The REIT market's more modest gain was partially due to concerns over rising interest rates.

While it produced a positive absolute return, the Fund's underperformance versus the benchmark was due to stock selection. The sectors that detracted the most from the Fund's performance were Apartments and Lodging/Resorts. From an individual holding perspective, our position in Rayonier was the largest detractor from results. Rayonier is a Timber REIT that also has a specialty pulp business with customers that include cigarette filter manufacturers, tire companies and construction materials end users. After several years of strong results, investors were disappointed as Rayonier expects to see lower prices from its specialty pulp business in 2014. We sold the position.

Contributing the most to performance was stock selection in the Diversified and Office sectors. Simon Property Group. Inc., a leading commercial real estate company with both regional malls and discount outlet centers, was the largest contributor to results during the period. Its strong results were driven by continued strong internal cash flow growth. In addition, the company announced the planned spin-off of its lower-quality mall assets and its community center shopping center portfolio. We believe this strategic decision should highlight the strength and value of Simon Property Group. Inc.'s remaining high-quality mall and outlet center portfolios.

Sector positioning, overall, was a modest contributor to performance. In particular, underweights to the Infrastructure REITs and Health Care sectors added the most value. Conversely, an underweight to the Free Standing sector was negative for results, as was the Fund's modest cash position.

Looking ahead, it is our view that REIT fundamentals should show further improvement as the year progresses, which would support cash flow and dividend growth. Additionally, while in the short term REIT share prices may be influenced by the direction of interest rates, our correlation analysis suggests that when measured over longer time periods, REIT total returns tend not to be correlated to interest rates. Furthermore, many REITs have used low borrowing costs and the capital markets to strengthen their balance sheets. We feel there will be increased acquisition and development activity from well-positioned REITs. Another factor driving our outlook for the REIT market includes new supply in commercial real estate that appears likely to remain minimal. This is due to economic uncertainties and still strict bank lending for new construction, which may bode well for existing properties during the recovery. Finally, we estimate that REIT dividends should continue to grow over the next few years as we believe REITs should experience increases in cash flow and taxable income.

Sincerely,

STEVE S. SHIGEKAWA AND BRIAN JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments)
Apartments	12.4%
Diversified	10.3
Free Standing	0.8
Health Care	8.3
Homebuilders	1.8
Industrial	6.1
Infrastructure	6.2
Lodging/Resorts	5.5
Mortgage Home Financing	2.0
Office	10.3
Real Estate Operating Companies	4.2
Regional Malls	16.2
Self Storage	3.7
Shopping Centers	6.3
Timber	4.3
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS7,23

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	10.63%	4.49%	28.37%	9.85%	11.89%
Institutional Class[6]	06/04/2008	10.81%	4.69%	28.59%	9.97%	12.00%
Class A15	06/21/2010	10.63%	4.39%	28.21%	9.78%	11.83%
Class C15	06/21/2010	10.20%	3.60%	27.51%	9.48%	11.57%
Class R3[15]	06/21/2010	10.42%	4.07%	27.96%	9.67%	11.74%
Class R6[26]	03/15/2013	10.85%	4.85%	28.46%	9.89%	11.93%
With Sales Charge
Class A15		4.27%	–1.58%	26.70%	9.13%	11.28%
Class C15		9.20%	2.63%	27.51%	9.48%	11.57%
Index
FTSE NAREIT All Equity REITs Index[1,16]		11.66%	5.98%	29.24%	8.81%	10.38%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.43%, 1.07%, 1.47%, 2.24%, 1.70% and 1.11% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78%, for Institutional Class, Class A, Class C, Class R3 and Class R6, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Select Equities Fund Commentary

Neuberger Berman Select Equities Fund Institutional Class generated a 14.50% total return for the six months ended February 28, 2014, but underperformed its benchmark, the S&P 500® Index, which generated a 15.07% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Stocks performed well during the reporting period, with markets closing 2013 at a high as the economic picture continued to find steadier footing. Stocks retrenched briefly in early 2014 as winter weather suppressed activity, but then continued their climb, advancing nearly 7% from the February trough through month end.

In our view, the six month period encapsulates the shift from a market whose performance was driven primarily by Fed stimulus to a market driven by strengthening fundamentals. We saw a healthy improvement in GDP growth despite an October 2013 government shutdown. Consumer confidence and spending increased as unemployment rates and the housing sector improved. Corporate balance sheets remained healthy as low interest rates allowed businesses to lower the cost of their debt, and productivity and capacity utilization rates climbed. After years of cost cutting and conservative management, we believe companies today are in a strong position to translate ongoing economic improvement into better profitability and revenues.

We are pleased with the performance of the Fund and that it nearly kept pace with the index during the period with a meaningfully lower-than-market risk profile. Stock selection was the key to the Fund's performance this period, easily overcoming the deficit caused by our cash position—averaging roughly 7% during the period. We reduced the Fund's cash equivalent holdings over time as we continued to find interesting opportunities and as we took advantage of dislocations during January's weakness.

Our most significant areas of outperformance versus the benchmark included our Industrials and Consumer Discretionary holdings. Having a zero allocation to Consumer Staples, one of the weaker index sectors, was also a relative benefit. While cash was at a relatively low point by the end of the period, it was still a significant detractor from performance compared to the benchmark. Our Utilities and Health Care holdings also detracted from relative performance.

While the early weeks of 2014 saw slower economic growth trends, we believe the unusually severe winter weather was the primary cause and think the U.S. economy could continue to improve, ideally growing at rates closer to historical norms as the year progresses. In global markets, the eurozone continues to recuperate and China continues to grow at an impressive rate, albeit down from previous levels. Should emerging market economies improve, it will be another positive development, but we are not budgeting for such an improvement in 2014.

Within the portfolio, we have a significant allocation to more cyclical-type businesses, seeking to take advantage of an improving growth outlook. We are using select equity-income stocks and cash in an effort to balance this exposure and to maintain lower-than-market volatility.

We continue to believe the stock market is positioned to enjoy a multi-year bull market. This belief is predicated on our view that the economy will continue to improve, interest rates will rise gradually, profit growth will remain strong, and many companies will likely continue to positively allocate capital for the benefit of shareholders. At the same time, we do not anticipate continued multiple expansion for the market as we saw in 2013. We believe that market advances should be more in line with S&P 500 operating earnings growth.

As correlations between stocks continue to dissipate with the removal of outside government stimulus, we believe stock selection will continue to be the single most important driver of returns this year. As such, we believe our investment discipline, which seeks to identify beneficiaries of long-term growth and/or change earlier than the market, should continue to be an advantage.

Sincerely,

GERALD KAMINSKY, MICHAEL KAMINSKY, RICHARD WERMAN, JAMES GARTLAND AND MINDY SCHWARTZAPFEL
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Select Equities Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.0%
Energy	16.0
Financials	18.6
Health Care	3.4
Industrials	24.3
Information Technology	10.6
Materials	2.5
Utilities	4.6
Short-Term Investments	0.0
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	14.50%	22.19%	17.03%	6.31%
Class A	12/20/2007	14.25%	21.61%	16.48%	5.93%
Class C	12/20/2007	13.84%	20.73%	15.60%	5.14%
With Sales Charge
Class A		7.73%	14.59%	15.09%	4.93%
Class C		12.84%	19.73%	15.60%	5.14%
Index
S&P 500® Index[1,16]		15.07%	25.37%	23.00%	6.39%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.11%, 1.49% and 2.24% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.21% and 1.96%, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated a 23.14% total return for the six months ended February, 28 2014, and outperformed its primary benchmark, the Russell 2000® Growth Index, which generated a 19.20% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Looking back, 2013's market exceeded expectations, an especially impressive outcome given the lack of traditional catalysts, such as strong, accelerating earnings growth, a declining interest rate environment, robust economic indicators or even consistent and substantial cash inflows. The Federal Reserve played an outsized role in influencing the markets, first with the continuation of its highly accommodative liquidity policies aimed at boosting investing sentiment and then by its mid-year introduction and year-end implementation of financial "tapering," which served as notice that unlimited liquidity was not an indefinite trade, tilting the market's focus back towards fundamentals. As the hand-wringing around tapering evaporated, business and consumer sentiment, bolstered by generally decent corporate fundamentals, lessening fiscal drag and a sliver of cooperation on the political (budget) front, continued to steadily improve. We view that incremental improvement as critical to building momentum if the U.S. economy is to continue its transition from recovery to expansion mode. Early results in 2014, despite the headwinds associated with a terrible winter season, have been highlighted by what appear to be broadly consistent earnings and guidance that has been boosted by strong outperformance from various industries and specific companies, continuing a positive trend for active, fundamental-focused managers.

For the period, the portfolio was overweighted in Information Technology, Health Care and Consumer Discretionary and underweighted in Industrials, Materials and Consumer Staples. With respect to industry-level allocations, our decisions proved broadly additive. Of particular note, while not an overweight position relative to the benchmark, we have steadily increased our participation in the biotechnology segment and the results of those efforts have consistently proved beneficial. Drilling down to our holdings, Gentium S.p.A was the top contributor to performance, while TearLab Corporation was the leading detractor. Gentium, a biopharmaceutical company focused on liver disease, was boosted by a key approval in Europe and subsequently agreed to be acquired by Jazz Pharmaceuticals. We sold the position. TearLab, which is commercializing a diagnostic point-of-care tear testing platform for specific biomarkers, fell victim to concerns around potential competing technologies. Given this increased uncertainty, we exited our position in favor of more attractive ideas.

While we don't anticipate a repeat of 2013's indefatigable market and outsized returns, we also don't believe that we are facing a bubble in need of a meaningful and sustained broad correction. In our opinion, improving global economic health and continued domestic tailwinds, such as lower energy costs and incremental improvements to both housing and labor, should continue and should foster a positive environment, which could lead to both a rebound in consumer spending and an increase in business confidence. An anticipated uptick in business confidence could help feed economic expansion by delivering on pent-up demand for capital reinvestment and initiating an upward inflection point for GDP growth. With valuations generally reasonable, and even attractive for various small cap segments, we remain cautiously optimistic and anticipate that 2014 will host a constructive environment for small cap growth stocks, but one more closely tied to underlying fundamentals, growth rates and a company's ability to deliver positive differentiation.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.1%
Consumer Staples	3.2
Energy	3.3
Financials	3.9
Health Care	24.7
Industrials	13.4
Information Technology	29.0
Materials	3.6
Short-Term Investments	1.8
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	23.14%	46.62%	25.02%	9.84%	9.64%
Trust Class[3]	11/03/1998	23.00%	46.32%	24.71%	9.66%	9.50%
Advisor Class[4]	05/03/2002	22.97%	46.16%	24.48%	9.47%	9.41%
Institutional Class[5]	04/01/2008	23.34%	47.10%	25.32%	10.01%	9.75%
Class A20	05/27/2009	23.10%	46.57%	24.87%	9.77%	9.60%
Class C20	05/27/2009	22.63%	45.47%	23.98%	9.38%	9.34%
Class R3[17]	05/27/2009	22.97%	46.20%	24.57%	9.64%	9.51%
With Sales Charge
Class A20		16.02%	38.14%	23.40%	9.13%	9.18%
Class C20		21.63%	44.47%	23.98%	9.38%	9.34%
Index
Russell 2000® Growth Index[1,16]		19.20%	37.06%	28.05%	9.19%	8.23%
Russell 2000® Index[1,16]		17.75%	31.56%	26.63%	8.71%	9.62%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.64%, 1.84%, 1.93%, 1.41%, 1.83%, 2.56% and 2.15% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.30%, 1.40%, 1.60%, 0.90%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class generated a 15.09% total return for the six months ended February 28, 2014 and outperformed its benchmark, the S&P 500® Index, which provided a 15.07% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The market climbed a wall of worry this period based on concerns about tapering by the U.S. Federal Reserve, the sustainability of U.S. economic growth, volatility in emerging markets, a China slowdown, and geopolitical concerns in Ukraine/Russia. To this list pundits have now added valuations as a concern (based on an incomplete analysis, in our opinion).

Relative to the benchmark, the portfolio outperformed in the Consumer Discretionary and Financials sectors—with Newell Rubbermaid, American Express and IntercontinentalExchange Group being among the top contributors. We lagged within the Consumer Staples and Industrials sectors relative to the benchmark—with J.M. Smucker, McCormick and J.B. Hunt being among the detractors.

In 2013, investor behavior moved from macro-level "risk on/risk off' trading to a renewed focus on company fundamentals. In the process, equity correlations have declined, giving stock pickers the opportunity to add value. Over the long run, that's where we believe we excel. During the reporting period, we found numerous opportunities to buy high-quality businesses at attractive valuations while selling some of our winners when their shares appeared fully priced.

We took profits in National Instruments, Ecolab, CME Group and Google as the risk/reward proposition for their shares felt less compelling. We would gladly own these companies again at the right price. We also sold BG Group, Altera and Cameron as these companies had execution challenges.

New purchases made during the six-month period include Robert Half International. We believe this temporary professional services firm is shareholder-friendly and well-managed, and should benefit from a skilled labor shortage in an improving U.S. economy. The company provides small- to medium-sized business with a range of resources and solutions to support its recruitment process while enabling candidates with targeted career enhancement strategies.

Another purchase, eBay, is in our opinion a unique business at the center of converging disruptive trends in advertising, merchandising and payments. We like the "treasure hunt" characteristics of eBay's on-line retail business, but there is more to the story. eBay is also a technology platform, enabling brick-and-mortar retailers to launch online storefronts and accept electronic payments leveraging eBay's systems. Additionally, as checks and cash give way to digital payments, PayPal, eBay's wholly-owned subsidiary and dominant electronic payments platform, offers a free option if it is successfully adopted in stores with its bricks-and-mortar retail partners.

As commentators struggle with questions of valuation, we see important differences between 2007 (prior to the financial crisis) and today. Price/earnings multiples remain in the middle of their historic range, but that is only part of the story. With businesses having been very conservative in hiring, spending capital and managing cash, cash has built up on balance sheets. With more cash as part of the valuation equation, stocks to us appear less expensive. Further, if the U.S. economy accelerates beyond its 2% trend of recent years, we believe earnings could be much better than anticipated. Our portfolio includes a number of companies that, in our estimation, are positioned to perform very well should the economy continue to improve; however, we believe these companies could also withstand a period of below trend growth due to having good cash flows and strong balance sheets.

Looking ahead, while we're not "pound the table" bullish, we are very constructive on our opportunity to add value the way we have over the long run—by identifying what we believe are high-quality businesses and being patient and opportunistic in our buy and sell decisions.

Sincerely,

ARTHUR MORETTI AND INGRID S. DYOTT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.0%
Consumer Staples	11.4
Energy	6.7
Financials	15.9
Health Care	11.3
Industrials	17.8
Information Technology	15.6
Materials	4.8
Telecommunication Services	1.3
Short-Term Investments	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date	Period Ended 02/28/2014	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	15.09%	24.96%	22.39%	7.99%	9.37%
Trust Class[3]	03/03/1997	15.02%	24.74%	22.18%	7.79%	9.20%
Institutional Class[5]	11/28/2007	15.21%	25.20%	22.61%	8.11%	9.43%
Class A20	05/27/2009	14.98%	24.70%	22.17%	7.89%	9.32%
Class C20	05/27/2009	14.54%	23.75%	21.29%	7.50%	9.12%
Class R3[17]	05/27/2009	14.83%	24.39%	21.89%	7.77%	9.26%
Class R6[25]	03/15/2013	15.23%	25.22%	22.44%	8.01%	9.38%
With Sales Charge
Class A20		8.34%	17.54%	20.73%	7.26%	9.00%
Class C20		13.54%	22.75%	21.29%	7.50%	9.12%
Index
S&P 500® Index[1,16]		15.07%	25.37%	23.00%	7.16%	9.25%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.87%, 1.05%, 0.69%, 1.10%, 1.86%, 1.30% and 0.62% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund Commentary

Neuberger Berman Value Fund Institutional Class produced a 14.86% total return for the six months ended February 28, 2014 and outperformed its benchmark, the Russell 1000® Value Index, which generated a 13.46% return. (Performance for all share classes is provided in the table immediately following this letter.)

As the reporting period began, we were cognizant of the U.S. equity market's already impressive and somewhat lengthy run, but believed—based on liquidity in the market and macro-economic data—that markets were, in general, headed still higher. This proved correct until the markets stumbled in January. However, we believe the pullback reflected beginning-of-the-year profit taking to postpone tax payments on gains and the markets resumed their assent in February.

Financials remained the heaviest sector weighting for both the Fund and the index during the six month period. These stocks continued to benefit from an improving overall economy, an increase in merger and acquisition activity, and a continued low interest rate environment. However, the sector lagged the index overall. Industrials, Materials, Consumer Discretionary and Health Care were the top performing sectors for the index, driven higher, in our view, by continued Federal Reserve stimulus and low market interest rates. Telecommunication Services was the only sector in the index, and in the Fund, to deliver negative returns. These companies continue to struggle with aggressive price wars for wireless services, which only seem to be accelerating. The sector represents a small percentage of the index, and was an even smaller percentage of the Fund before we exited the sector during the reporting period.

The Fund's returns, both in absolute terms and relative to the benchmark, were driven by our significant overweighting to the Industrials sector and to strong stock selection within this sector. Two holdings were top performers: United Continental Holdings and American Airlines Group. Both were relatively heavy weightings for the Fund and delivered excellent returns. We have favored these companies for some time because of their ability to control costs while maximizing revenues, coupled with what we believed were low stock price valuations.

The sector that had the greatest negative impact to the Fund's performance was Information Technology. This was primarily the result of our overweighing in Cisco Systems, which delivered negative returns following a disappointing earnings announcement. The biggest single stock drag on Fund performance was Newmont Mining Corp.; the stock took a hit as prices for gold and other metals fell during the period.

We believe the market remains supported by strong underlying fundamentals such as a continually improving economy, ongoing monetary stimulus, low interest rates and reasonably strong company earnings. Additionally, we believe investors will continue to buy stocks, given the investment alternatives. While our outlook for the overall market is generally positive, we remain driven by a bottom-up view and continue to see what we think are good values in individual stocks, even within a more fully-valued market. We continue to favor airline stocks, even in light of their significant run-up during the past six months, and believe they will head still higher based on strong management as well as favorable trends in the industry as a whole. We continue to find value in banks and select areas of technology. As always, we continue to monitor the correlation among the portfolio's holdings with the aim of achieving a positive risk-reward balance.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	3.1%
Consumer Staples	5.8
Energy	6.1
Financials	28.3
Health Care	13.2
Industrials	16.9
Information Technology	7.7
Materials	12.8
Utilities	4.8
Other	1.3
Short-Term Investments	0.0
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2014
	Inception Date*	Period Ended 02/28/2014	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[21]	04/19/2010	14.86%	23.44%	20.86%	8.24%
Class A21	03/02/2011	14.67%	22.99%	20.59%	8.08%
Class C21	03/02/2011	14.20%	21.99%	20.05%	7.74%
With Sales Charge
Class A21		8.07%	15.96%	19.17%	7.21%
Class C21		13.20%	20.99%	20.05%	7.74%
Index
Russell 1000® Value Index[1,16]		13.46%	23.44%	23.18%	5.13%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 5.95%, 6.83% and 7.33% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). These expense ratios were 0.77%, 1.13% and 1.88%, respectively, after expense reimbursements and/or fee waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 52 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and may not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund was relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in

Endnotes (cont'd)

class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12  Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

13  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

14  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18  Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies and portfolio management team. The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not

Endnotes (cont'd)

been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

19  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22  Prior to December 15, 2012, Neuberger Berman International Equity Fund was known as Neuberger Berman International Institutional Fund.

23  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

Endnotes (cont'd)

25  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

26  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

27  On December 16, 2013, the Fund began comparing its performance to the MSCI All Country World Index rather than the MSCI World Index because the MSCI All Country World Index is a fairer representation of the Fund's investment universe.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500® Index:	Widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.
Russell 1000® Index:

Measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization).

Russell 1000® Growth Index:	Measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000® Value Index:	Measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.
Russell 2000® Index:	Measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index.
Russell 2000® Growth Index:	Measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Value Index:	Measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Index:	Measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index.
Russell Midcap® Growth Index:	Measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index:	Measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
FTSE NAREIT All Equity REITs Index:

A free float-adjusted market capitalization weighted index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market List and the NYSE Arca. Equity REITs include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

MSCI EAFE® Index:

Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Glossary of Indices (cont'd)

MSCI Emerging Markets Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI China Index:

The index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of Chinese securities accessible to non-domestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. The index does not include China A-shares or securities of US and Singapore-listed overseas companies. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in Renminbi, with limited accessibility to foreign investors.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2014 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 2/28/14 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 9/1/13	Ending Account Value 2/28/14	Expenses Paid During the Period(1) 9/1/13 - 2/28/14	Expense Ratio	Beginning Account Value 9/1/13	Ending Account Value 2/28/14	Expenses Paid During the Period(1) 9/1/13 - 2/28/14	Expense Ratio
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,054.40	$6.37	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,052.90	$7.64	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$1,048.40	$11.43	2.25%	$1,000.00	$1,013.64	$11.23	2.25%
Class R3	$1,000.00	$1,050.90	$9.71	1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Class R6	$1,000.00	$1,054.90	$6.01	1.18%	$1,000.00	$1,018.94	$5.91	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,112.90	$3.56	.68%	$1,000.00	$1,021.42	$3.41	.68%
Class A	$1,000.00	$1,111.00	$5.50	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,106.60	$9.40	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R3	$1,000.00	$1,110.40	$7.22	1.38%	$1,000.00	$1,017.95	$6.90	1.38%
Focus Fund
Investor Class	$1,000.00	$1,156.40	$4.87	.91%	$1,000.00	$1,020.28	$4.56	.91%
Trust Class	$1,000.00	$1,155.20	$5.93	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Advisor Class	$1,000.00	$1,154.60	$6.78	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Institutional Class	$1,000.00	$1,157.30	$4.01	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,154.70	$5.93	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,151.10	$9.92	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,135.40	$5.35	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Trust Class	$1,000.00	$1,134.90	$5.82	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Advisor Class	$1,000.00	$1,133.50	$7.25	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Institutional Class	$1,000.00	$1,136.10	$4.50	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class R6	$1,000.00	$1,136.80	$4.13	.78%	$1,000.00	$1,020.93	$3.91	.78%
Global Equity Fund
Institutional Class	$1,000.00	$1,146.60	$6.12	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class A	$1,000.00	$1,144.80	$8.03	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class C	$1,000.00	$1,140.50	$11.99	2.26%	$1,000.00	$1,013.59	$11.28	2.26%
Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$1,151.30	$6.67	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$1,149.40	$8.58	1.61%	$1,000.00	$1,016.81	$8.05	1.61%
Class C	$1,000.00	$1,144.40	$12.55	2.36%	$1,000.00	$1,013.09	$11.78	2.36%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,073.00	$7.71	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class A	$1,000.00	$1,070.00	$9.55	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class C	$1,000.00	$1,066.10	$13.37	2.61%	$1,000.00	$1,011.85	$13.02	2.61%
Guardian Fund
Investor Class	$1,000.00	$1,148.30	$4.69	.88%	$1,000.00	$1,020.43	$4.41	.88%
Trust Class	$1,000.00	$1,147.30	$5.64	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Advisor Class	$1,000.00	$1,145.70	$6.65	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,149.30	$3.78	.71%	$1,000.00	$1,021.27	$3.56	.71%
Class A	$1,000.00	$1,146.80	$5.86	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class C	$1,000.00	$1,143.20	$9.88	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,145.80	$7.24	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

Expense Information as of 2/28/14 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 9/1/13	Ending Account Value 2/28/14	Expenses Paid During the Period(1) 9/1/13 - 2/28/14	Expense Ratio	Beginning Account Value 9/1/13	Ending Account Value 2/28/14	Expenses Paid During the Period(1) 9/1/13 - 2/28/14	Expense Ratio
International Equity Fund
Investor Class	$1,000.00	$1,121.90	$5.68	1.08%	$1,000.00	$1,019.44	$5.41	1.08%
Trust Class	$1,000.00	$1,121.10	$6.15	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Institutional Class	$1,000.00	$1,122.80	$4.47	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,121.20	$6.36	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,117.40	$10.29	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R6	$1,000.00	$1,123.60	$4.11	.78%	$1,000.00	$1,020.93	$3.91	.78%
International Large Cap Fund
Trust Class	$1,000.00	$1,124.50	$6.58	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,126.80	$4.75	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,125.00	$6.53	1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Class C	$1,000.00	$1,121.00	$10.52	2.00%	$1,000.00	$1,014.88	$9.99	2.00%
Class R3	$1,000.00	$1,123.50	$7.95	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,196.20	$5.45	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,194.20	$7.40	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,189.70	$11.46	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,132.30	$5.55	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Institutional Class	$1,000.00	$1,132.80	$3.97	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,130.40	$5.86	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,128.40	$9.82	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,130.70	$7.18	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Large Cap Value Fund
Investor Class	$1,000.00	$1,149.30	$4.53	.85%	$1,000.00	$1,020.58	$4.26	.85%
Trust Class	$1,000.00	$1,148.60	$5.59	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Advisor Class	$1,000.00	$1,147.80	$6.39	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$1,150.40	$3.73	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,148.20	$5.86	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class C	$1,000.00	$1,143.60	$9.89	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,146.50	$7.24	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,175.40	$5.07	.94%	$1,000.00	$1,020.13	$4.71	.94%
Trust Class	$1,000.00	$1,174.50	$5.45	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Advisor Class	$1,000.00	$1,173.60	$6.84	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Institutional Class	$1,000.00	$1,176.60	$4.05	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,174.30	$5.98	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,170.10	$10.01	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,173.10	$7.33	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class R6	$1,000.00	$1,177.40	$3.67	.68%	$1,000.00	$1,021.42	$3.41	.68%
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,135.60	$5.19	.98%	$1,000.00	$1,019.93	$4.91	.98%
Trust Class	$1,000.00	$1,134.50	$6.62	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,136.60	$4.50	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,134.50	$6.40	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,130.10	$10.35	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,132.90	$7.72	1.46%	$1,000.00	$1,017.55	$7.30	1.46%

Expense Information as of 2/28/14 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 9/1/13	Ending Account Value 2/28/14	Expenses Paid During the Period(1) 9/1/13 - 2/28/14	Expense Ratio	Beginning Account Value 9/1/13	Ending Account Value 2/28/14	Expenses Paid During the Period(1) 9/1/13 - 2/28/14	Expense Ratio
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,152.70	$4.00	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,150.50	$5.87	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class C	$1,000.00	$1,146.60	$9.90	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Real Estate Fund
Trust Class	$1,000.00	$1,106.30	$5.43	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$1,108.10	$4.44	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,106.30	$6.32	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,102.00	$10.22	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,104.20	$7.62	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$1,108.50	$4.08	.78%	$1,000.00	$1,020.93	$3.91	.78%
Select Equities Fund
Institutional Class	$1,000.00	$1,145.00	$3.99	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,142.50	$6.37	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Class C	$1,000.00	$1,138.40	$10.34	1.95%	$1,000.00	$1,015.12	$9.74	1.95%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,231.40	$6.69	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Trust Class	$1,000.00	$1,230.00	$7.74	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Advisor Class	$1,000.00	$1,229.70	$8.35	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Institutional Class	$1,000.00	$1,233.40	$4.98	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,231.00	$6.97	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,226.30	$11.10	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,229.70	$8.35	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,150.90	$4.53	.85%	$1,000.00	$1,020.58	$4.26	.85%
Trust Class	$1,000.00	$1,150.20	$5.49	1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Institutional Class	$1,000.00	$1,152.10	$3.63	.68%	$1,000.00	$1,021.42	$3.41	.68%
Class A	$1,000.00	$1,149.80	$5.65	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Class C	$1,000.00	$1,145.40	$9.57	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R3	$1,000.00	$1,148.30	$6.87	1.29%	$1,000.00	$1,018.40	$6.46	1.29%
Class R6	$1,000.00	$1,152.30	$3.20	.60%	$1,000.00	$1,021.82	$3.01	.60%
Value Fund
Institutional Class	$1,000.00	$1,148.60	$3.73	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,146.70	$5.91	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,142.00	$9.88	1.86%	$1,000.00	$1,015.57	$9.30	1.86%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Emerging Markets Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	4.1%
2	Tencent Holdings Ltd.	China	Internet Software & Services	3.0%
3	Taiwan Semiconductor Manufacturing	Taiwan, Province of China Co. Ltd.	Semiconductors & Semiconductor Equipment	2.4%
4	China Everbright International Ltd.	China	Commercial Services & Supplies	2.4%
5	Coway Co. Ltd.	Korea	Household Durables	2.1%
6	Baidu, Inc. ADR	China	Internet Software & Services	1.9%
7	Haier Electronics Group Co. Ltd.	China	Household Durables	1.9%
8	Vale SA ADR, Preference Shares	Brazil	Metals & Mining	1.7%
9	Hyundai Motor Co.	Korea	Automobiles	1.6%
10	Industries Qatar QSC	Qatar	Industrial Conglomerates	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.7%)
Brazil (9.0%)
AMBEV SA ADR	898,500	$6,469
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	950,400	4,621
BB Seguridade Participacoes SA	392,900	3,904
BM&FBOVESPA SA	1,016,900	4,367
BR Malls Participacoes SA	626,500	4,799
Brasil Insurance Participacoes E Administracao SA	534,500	3,615
Cielo SA	92,200	2,497
Qualicorp SA*	424,200	3,843
Totvs SA	284,325	3,924
Vale SA ADR, Preference Shares	708,625	8,851
		46,890
Chile (0.4%)
SACI Falabella	282,800	2,327
China (24.4%)
AAC Technologies Holdings, Inc.	1,286,100	5,850
Agricultural Bank of China Ltd., H Shares	14,734,600	6,246
Baidu, Inc. ADR*	58,900	10,068
Bolina Holding Co. Ltd.	6,517,600	3,368
Changyou.com ADR*	131,400	3,842
China Everbright International Ltd.	8,436,900	12,350
China Lesso Group Holdings Ltd.	3,813,700	2,315
China Medical System Holdings Ltd.	3,577,200	4,596
	Number of Shares	Value† (000's)[z]
China Mengniu Dairy Co. Ltd.	1,368,140	$7,008
China State Construction International Holdings Ltd.	3,149,300	5,373
China Vanke Co. Ltd., B Shares	4,829,923	7,157
Haier Electronics Group Co. Ltd.	3,370,800	9,990
Industrial & Commercial Bank of China Ltd., H Shares	9,526,600	5,720
New Oriental Education & Technology Group, Inc. ADR	180,700	5,031
PICC Property & Casualty Co. Ltd., H Shares	2,763,200	3,774
Prince Frog International Holdings Ltd.	7,623,300	2,858
Sinopec Engineering Group Co. Ltd., H Shares	4,518,800	5,648
Sunny Optical Technology Group Co. Ltd.	5,570,400	5,312
Tencent Holdings Ltd.	193,000	15,481
Zhuzhou CSR Times Electric Co. Ltd., H Shares	1,462,100	4,644
		126,631
Colombia (0.9%)
Pacific Rubiales Energy Corp.	329,600	4,539
Czech Republic (1.2%)
Komercni Banka A/S	25,145	6,098
	Number of Shares	Value† (000's)[z]
India (8.8%)
Bank of Baroda	396,290	$3,512
Cairn India Ltd.	791,316	4,149
Cummins India Ltd.	602,815	4,896
Dabur India Ltd.	1,405,344	3,925
Glenmark Pharmaceuticals Ltd.	369,240	3,395
Godrej Consumer Products Ltd.	202,535	2,606
ITC Ltd.	835,450	4,394
Larsen & Toubro Ltd.	299,947	5,364
Mahindra & Mahindra Ltd.	242,750	3,811
Power Grid Corp. of India Ltd.	1,637,879	2,503
Tata Global Beverages Ltd.	1,692,390	3,819
Yes Bank Ltd.	673,363	3,305
		45,679
Indonesia (3.3%)
PT AKR Corporindo Tbk	8,094,900	3,180
PT Bank Mandiri (Persero) Tbk	3,394,500	2,661
PT Gudang Garam Tbk	690,300	2,836
PT Matahari Department Store Tbk*	2,548,400	3,073
PT Semen Indonesia (Persero) Tbk	4,247,500	5,488
		17,238
Korea (11.6%)
Coway Co. Ltd.	167,190	10,697
Hankook Tire Co. Ltd.*	91,348	5,323
Hyundai Motor Co.	36,195	8,307
Lock & Lock Co. Ltd.	211,360	3,406

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Samsung Electronics Co. Ltd.	17,008	$21,493
Samsung Engineering Co. Ltd.*	42,450	2,986
SFA Engineering Corp.	111,837	4,212
Sung Kwang Bend Co. Ltd.*	178,259	3,857
		60,281
Luxembourg (0.5%)
Tenaris SA ADR	62,100	2,592
Malaysia (3.0%)
Axiata Group Berhad	3,250,600	6,499
Malayan Banking Berhad	1,464,100	4,370
Top Glove Corp. Berhad	2,804,700	4,939
		15,808
Mexico (5.2%)
Alamos Gold, Inc.	302,300	2,897
Arca Continental SAB de CV	746,600	3,912
Corp. Inmobiliaria Vesta SAB de CV	1,874,200	3,463
Fibra Uno Administracion SA de CV	901,700	2,842
Genomma Lab Internacional SAB de CV Class B*	1,475,800	3,469
Grupo Financiero Banorte SAB de CV, O Shares	879,700	5,695
Kimberly-Clark de Mexico SAB de CV Class A	1,846,800	4,470
		26,748
Nigeria (1.3%)
Afren PLC*	2,389,525	6,514
Peru (1.3%)
Credicorp Ltd.	50,000	6,495
Philippines (2.4%)
Ayala Corp.	213,500	2,753
International Container Terminal Services, Inc.	2,080,440	4,519
RFM Corp.	14,762,400	1,902
SM Investments Corp.	141,100	2,194
SM Prime Holdings, Inc.	3,343,700	1,093
		12,461
Qatar (1.6%)
Industries Qatar QSC	152,743	8,251
	Number of Shares	Value† (000's)[z]
Russia (5.0%)
Eurasia Drilling Co. Ltd. GDR	107,280	$3,192
Magnit OJSC	28,030	6,842
QIWI PLC ADR	69,000	3,218
Sberbank of Russia	2,599,960	6,578
Yandex NV Class A*	157,500	5,906
		25,736
Singapore (1.1%)
Asian Pay Television Trust	8,985,302	5,706
South Africa (3.8%)
Bidvest Group Ltd.	204,665	4,821
Life Healthcare Group Holdings Ltd.	1,594,585	5,590
MTN Group Ltd.	282,364	5,163
Shoprite Holdings Ltd.	330,125	4,319
		19,893
Taiwan, Province of China (6.4%)
China Steel Chemical Corp.	535,400	3,099
Hermes Microvision, Inc.	110,440	4,128
MediaTek, Inc.	514,100	7,579
Novatek Microelectronics Corp.	1,213,400	5,597
Simplo Technology Co. Ltd.	102,203	462
Taiwan Semiconductor Manufacturing Co. Ltd.	3,427,439	12,364
		33,229
Thailand (1.4%)
Bangkok Dusit Medical Services PCL	345,200	1,267
CP ALL PCL	3,088,100	3,715
PTT PCL	276,600	2,484
		7,466
Turkey (1.1%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,696,670	3,763
Turkiye Garanti Bankasi A/S	634,700	1,740
		5,503
United Arab Emirates (1.1%)
Dragon Oil PLC	580,385	5,885
United Kingdom (2.9%)
BG Group PLC	209,315	3,815
	Number of Shares	Value† (000's)[z]
Hikma Pharmaceuticals PLC	216,240	$5,193
SABMiller PLC	130,570	6,302
		15,310
Total Common Stocks (Cost $490,557)		507,280
Short-Term Investments (2.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $11,579)	11,579,092	11,579
Total Investments## (100.0%) (Cost $502,136)		518,859
Cash, receivables and other assets, less liabilities (0.0%)		205
Total Net Assets (100.0%)		$519,064

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Commercial Banks	$57,042	11.0%
Semiconductors & Semiconductor Equipment	51,161	9.8%
Internet Software & Services	31,455	6.1%
Oil, Gas & Consumable Fuels	27,386	5.3%
Household Durables	20,687	4.0%
Construction & Engineering	19,371	3.7%
Beverages	16,683	3.2%
Pharmaceuticals	16,653	3.2%
Real Estate Management & Development	16,512	3.2%
Electronic Equipment, Instruments & Components	15,836	3.0%
Industrial Conglomerates	15,266	2.9%
Food & Staples Retailing	14,876	2.9%
Food Products	12,729	2.5%
Commercial Services & Supplies	12,350	2.4%
Automobiles	12,118	2.3%
Metals & Mining	11,748	2.3%
Wireless Telecommunication Services	11,661	2.3%
Insurance	11,293	2.2%
Health Care Providers & Services	10,700	2.1%
Building Products	9,540	1.8%
Personal Products	9,389	1.8%
Software	7,766	1.5%
Tobacco	7,231	1.4%
Diversified Financial Services	7,120	1.4%
Real Estate Investment Trusts	6,605	1.3%
Energy Equipment & Services	5,784	1.1%
IT Services	5,714	1.1%
Media	5,706	1.1%
Construction Materials	5,488	1.1%
Multiline Retail	5,400	1.0%
Auto Components	5,323	1.0%
Diversified Consumer Services	5,031	1.0%
Health Care Equipment & Supplies	4,939	0.9%
Machinery	4,896	0.9%
Electrical Equipment	4,644	0.9%
Transportation Infrastructure	4,519	0.9%
Household Products	4,470	0.8%
Containers & Packaging	3,406	0.6%
Trading Companies & Distributors	3,180	0.6%
Chemicals	3,099	0.6%
Electric Utilities	2,503	0.5%
Short-Term Investments and Other Assets—Net	11,784	2.3%
	$519,064	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Prologis, Inc.	3.0%
2	Koninklijke Philips NV	2.8%
3	NextEra Energy, Inc.	2.8%
4	Roche Holding AG ADR	2.8%
5	Ameren Corp.	2.7%
6	Microsoft Corp.	2.6%
7	Wells Fargo & Co.	2.5%
8	Dominion Resources, Inc.	2.4%
9	Ventas, Inc.	2.4%
10	Equity Residential	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.7%)
Aerospace & Defense (2.6%)
General Dynamics Corp.	333,000	$36,477
Honeywell International, Inc.@	280,000	26,443
		62,920
Automobiles (1.5%)
General Motors Co.*	993,000	35,947
Capital Markets (1.5%)
BlackRock, Inc.@	122,700	37,404
Chemicals (1.7%)
E. I. du Pont de Nemours & Co.@	634,000	42,237
Commercial Banks (5.4%)
M&T Bank Corp.	314,000	36,609
PNC Financial Services Group, Inc.	414,000	33,857
Wells Fargo & Co.@	1,311,000	60,857
		131,323
Diversified Financial Services (4.1%)
CME Group, Inc.	727,000	53,667
JPMorgan Chase & Co.	813,000	46,195
		99,862
Diversified Telecommunication Services (2.2%)
Singapore Telecommunications Ltd.	18,500,000	52,538
Electric Utilities (6.4%)
American Electric Power Co., Inc.	910,000	45,682
Great Plains Energy, Inc.	1,520,000	39,930
NextEra Energy, Inc.	750,000	68,543
		154,155
Food & Staples Retailing (1.0%)
Wesfarmers Ltd.	635,000	24,337
Food Products (1.1%)
Unilever NV	645,000	25,516
	Number of Shares	Value† (000's)[z]
Gas Utilities (0.7%)
Infraestructura Energetica Nova SAB de CV	4,000,900	$17,529
Household Products (1.4%)
Kimberly-Clark Corp.@	310,000	34,209
Industrial Conglomerates (3.8%)
3M Co.	184,000	24,790
Koninklijke Philips NV	1,960,000	68,609
		93,399
Leisure Equipment & Products (2.1%)
Hasbro, Inc.	920,000	50,747
Metals & Mining (1.9%)
BHP Billiton Ltd. ADR	655,000	45,130
Multi-Utilities (12.6%)
Alliant Energy Corp.	909,000	49,304
Ameren Corp.	1,650,000	66,676
CenterPoint Energy, Inc.	1,105,700	26,150
Dominion Resources, Inc.	855,000	59,337
NiSource, Inc.	825,000	28,726
Sempra Energy	285,200	26,943
Wisconsin Energy Corp.	1,112,000	48,884
		306,020
Oil, Gas & Consumable Fuels (9.4%)
Cenovus Energy, Inc.	909,000	24,098
Chevron Corp.	415,000	47,862
Enbridge, Inc.	941,700	39,824
Exxon Mobil Corp.	400,000	38,508
Spectra Energy Corp.	1,082,500	40,356
Williams Cos., Inc.	905,000	37,376
		228,024
Pharmaceuticals (10.3%)
Bristol-Myers Squibb Co.@	689,000	37,047
Eli Lilly & Co.	690,000	41,131
Johnson & Johnson@	559,000	51,495
	Number of Shares	Value† (000's)[z]
Novartis AG ADR@	645,000	$53,651
Roche Holding AG ADR	1,760,000	67,549
		250,873
Real Estate Investment Trusts (21.3%)
Equity Residential	940,000	54,962
Extra Space Storage, Inc.@	1,010,000	49,591
Fibra Uno Administracion SA de CV	10,962,000	34,554
Goodman Group	3,089,000	13,231
Host Hotels & Resorts, Inc.	1,317,000	25,905
Mapletree Logistics Trust	12,280,000	10,026
Parkway Life Real Estate Investment Trust	5,973,000	10,790
Prologis, Inc.	1,750,000	72,082
Public Storage	312,000	52,728
Realty Income Corp.	849,000	37,713
Simon Property Group, Inc.	263,000	42,419
Starwood Property Trust, Inc.	500,000	12,010
TF Administradora Industrial S de RL de CV	6,200,000	12,437
Ventas, Inc.	925,000	57,748
Weyerhaeuser Co.	1,000,000	29,510
		515,706
Road & Rail (1.1%)
Norfolk Southern Corp.@	300,000	27,573
Software (2.6%)
Microsoft Corp.@	1,650,000	63,212
Total Common Stocks (Cost $2,008,044)		2,298,661
	Principal Amount
Convertible Bonds (3.2%)
Emulex Corp., Senior Unsecured Notes, 1.75%, due 11/15/18ñ	$2,100,000	2,125
See Notes to Schedule of Investments

	Principal Amount	Value† (000's)[z]
Golar LNG Ltd., Secured Notes, 3.75%, due 3/7/17	$3,900,000	$3,944
NRG Yield, Inc., Guaranteed Notes, 3.50%, due 2/1/19ñ	11,800,000	11,881
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13‡	14,515,000	190
TIBCO Software, Inc., Senior Unsecured Notes, 2.25%, due 5/1/32	17,025,000	17,185
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	13,470,000	13,638
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	21,815,000	22,306
WebMD Health Corp., Unsecured Notes, 1.50%, due 12/1/20ñ	5,000,000	5,287
Total Convertible Bonds (Cost $87,390)		76,556
	Number of Shares
Short-Term Investments (2.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $53,601)	53,600,700	53,601
Total Investments## (100.1%) (Cost $2,149,035)		2,428,818
Liabilities, less cash, receivables and other assets‡‡± [(0.1%)]		(1,897)
Total Net Assets (100.0%)		$2,426,921

See Notes to Schedule of Investments

Schedule of Investments Focus Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	JPMorgan Chase & Co.	4.4%
2	Cardinal Health, Inc.	4.4%
3	C.R. Bard, Inc.	4.3%
4	Eaton Corp. PLC	4.2%
5	eBay, Inc.	4.1%
6	Invesco Ltd.	3.9%
7	Comcast Corp. Class A Special	3.9%
8	Antero Resources Corp.	3.7%
9	CIT Group, Inc.	3.4%
10	NiSource, Inc.	3.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.9%)
Aerospace & Defense (1.2%)
Boeing Co.	77,000	$9,927
Airlines (1.9%)
Delta Air Lines, Inc.	465,000	15,443
Capital Markets (3.9%)
Invesco Ltd.	910,000	31,213
Chemicals (2.2%)
WR Grace & Co.*	173,000	17,532
Commercial Banks (4.2%)
CIT Group, Inc.	557,000	27,115
Comerica, Inc.	135,000	6,504
		33,619
Communications Equipment (2.8%)
Cisco Systems, Inc.	1,020,000	22,236
Computers & Peripherals (3.4%)
Apple, Inc.	14,000	7,367
SanDisk Corp.	270,000	20,061
		27,428
Diversified Consumer Services (1.7%)
Service Corp. International	723,000	13,513
Diversified Financial Services (6.9%)
Intercontinental Exchange Group, Inc.	95,000	19,840
JPMorgan Chase & Co.	620,000	35,228
		55,068
Electrical Equipment (4.2%)
Eaton Corp. PLC	445,000	33,246
Electronic Equipment, Instruments & Components (2.0%)
Corning, Inc.	830,000	15,994
Food Products (2.8%)
WhiteWave Foods Co. Class A*	775,000	21,932
Health Care Equipment & Supplies (4.3%)
C.R. Bard, Inc.	236,000	34,022
Health Care Providers & Services (6.5%)
Cardinal Health, Inc.	485,000	34,692
	Number of Shares	Value† (000's)[z]
DaVita HealthCare Partners, Inc.*	245,000	$16,839
		51,531
Household Products (3.2%)
Procter & Gamble Co.	326,000	25,643
Internet Software & Services (7.0%)
eBay, Inc.*	550,000	32,324
Google, Inc. Class A*	19,000	23,097
		55,421
Machinery (2.5%)
Pall Corp.	235,000	20,210
Media (6.5%)
Comcast Corp. Class A Special	620,000	30,935
Time Warner, Inc.	305,000	20,475
		51,410
Metals & Mining (0.5%)
Goldcorp, Inc.	150,000	4,039
Multi-Utilities (3.4%)
NiSource, Inc.	767,100	26,710
Oil, Gas & Consumable Fuels (10.2%)
Antero Resources Corp.*	490,000	29,566
Apache Corp.	165,000	13,083
Cabot Oil & Gas Corp.	105,000	3,675
EOG Resources, Inc.	121,000	22,920
Range Resources Corp.	137,000	11,789
		81,033
Paper & Forest Products (1.3%)
International Paper Co.	207,000	10,120
Personal Products (3.2%)
Estee Lauder Cos., Inc. Class A	364,600	25,099
Road & Rail (2.6%)
Avis Budget Group, Inc.*	435,000	20,441
Semiconductors & Semiconductor Equipment (2.2%)
Altera Corp.	480,000	17,429
	Number of Shares	Value† (000's)[z]
Software (1.7%)
Activision Blizzard, Inc.	720,000	$13,932
Specialty Retail (3.3%)
Bed Bath & Beyond, Inc.*	390,000	26,450
Textiles, Apparel & Luxury Goods (2.3%)
Ralph Lauren Corp.	114,000	18,363
Total Common Stocks (Cost $603,342)		779,004
Short-Term Investments (2.4%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $19,105)	19,104,964	19,105
Total Investments## (100.3%) (Cost $622,447)		798,109
Liabilities, less cash, receivables and other assets [(0.3%)]		(2,214)
Total Net Assets (100.0%)		$795,895

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Wabtec Corp.	2.4%
2	Church & Dwight Co., Inc.	2.2%
3	AptarGroup, Inc.	1.9%
4	Compass Minerals International, Inc.	1.7%
5	Polaris Industries, Inc.	1.7%
6	CLARCOR, Inc.	1.6%
7	Oceaneering International, Inc.	1.5%
8	Sensient Technologies Corp.	1.5%
9	FEI Co.	1.4%
10	Solera Holdings, Inc.	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.5%)
Aerospace & Defense (0.1%)
Cubic Corp.	286,800	$14,914
Air Freight & Logistics (0.5%)
Forward Air Corp.^	1,727,500	74,732
Auto Components (0.5%)
Gentex Corp.	2,215,549	69,502
Beverages (0.9%)
Boston Beer Co., Inc. Class A*	567,519	134,360
Building Products (0.7%)
AAON, Inc.	740,321	22,121
AO Smith Corp.	1,588,448	78,946
		101,067
Chemicals (4.3%)
Balchem Corp.^	1,578,035	79,707
Hawkins, Inc.	359,073	12,794
Innophos Holdings, Inc.^	1,717,300	94,314
NewMarket Corp.	240,312	88,836
RPM International, Inc.	2,293,644	96,012
Sensient Technologies Corp.^	4,071,545	213,471
Stepan Co.	787,596	47,885
		633,019
Commercial Banks (7.6%)
Bank of Hawaii Corp.^	2,560,012	149,633
Bank of the Ozarks, Inc.	1,356,150	86,007
BankUnited, Inc.	3,283,330	109,926
BOK Financial Corp.	1,578,376	102,168
Community Bank System, Inc.	1,292,623	47,090
Cullen/Frost Bankers, Inc.	2,021,425	150,879
CVB Financial Corp.	3,159,572	49,195
First Financial Bankshares, Inc.^	1,941,268	117,408
	Number of Shares	Value† (000's)[z]
FNB Corp.	4,609,146	$56,186
PacWest Bancorp^	2,491,851	108,146
ViewPoint Financial Group, Inc.^	2,002,058	50,051
Westamerica Bancorporation^	1,858,543	93,448
		1,120,137
Commercial Services & Supplies (3.9%)
Copart, Inc.*	1,306,562	47,598
Healthcare Services Group, Inc.^	5,018,181	135,140
Rollins, Inc.	5,847,120	174,595
Team, Inc.*	908,106	39,266
UniFirst Corp.	474,450	52,042
United Stationers, Inc.^	3,022,841	128,864
		577,505
Communications Equipment (0.7%)
NETGEAR, Inc.*^	3,040,400	103,921
Construction & Engineering (0.2%)
Primoris Services Corp.	725,800	22,696
Construction Materials (0.5%)
Eagle Materials, Inc.	838,400	74,115
Containers & Packaging (2.6%)
AptarGroup, Inc.^	4,316,700	285,636
Silgan Holdings, Inc.	1,889,083	91,073
		376,709
Distributors (1.3%)
Pool Corp.^	3,337,323	195,100
Electrical Equipment (0.6%)
Franklin Electric Co., Inc.	920,372	40,119
Thermon Group Holdings, Inc.*^	2,029,231	49,290
		89,409
	Number of Shares	Value† (000's)[z]
Electronic Equipment, Instruments & Components (3.5%)
Badger Meter, Inc.^	778,501	$42,755
FEI Co.	2,015,442	206,885
Littelfuse, Inc.	531,252	50,134
Rogers Corp.*	652,049	42,188
Zebra Technologies Corp. Class A*^	2,588,024	178,548
		520,510
Energy Equipment & Services (4.2%)
CARBO Ceramics, Inc.^	1,510,357	187,360
Natural Gas Services Group, Inc.*^	763,800	24,823
Oceaneering International, Inc.	3,163,228	226,424
Pason Systems, Inc.^	4,680,957	121,705
ShawCor Ltd.	1,474,000	61,363
		621,675
Food & Staples Retailing (0.2%)
North West Co., Inc.	1,330,100	30,210
Food Products (2.3%)
B&G Foods, Inc.	2,136,700	64,016
Flowers Foods, Inc.	3,811,700	78,407
J & J Snack Foods Corp.^	1,068,146	99,209
Lancaster Colony Corp.	1,107,156	99,865
		341,497
Gas Utilities (0.5%)
South Jersey Industries, Inc.	1,285,248	73,490
Health Care Equipment & Supplies (5.7%)
Abaxis, Inc.*	1,104,100	41,901
Cyberonics, Inc.*	510,780	34,973
Haemonetics Corp.*^	4,627,400	168,808
IDEXX Laboratories, Inc.*	1,539,962	193,881

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Meridian Bioscience, Inc.^	3,165,597	$66,034
Sirona Dental Systems, Inc.*	2,092,226	147,418
West Pharmaceutical Services, Inc.^	4,119,358	187,760
		840,775
Health Care Providers & Services (2.9%)
AmSurg Corp.*	1,259,650	55,248
Henry Schein, Inc.*	1,606,540	191,243
MWI Veterinary Supply, Inc.*^	1,136,529	185,163
		431,654
Hotels, Restaurants & Leisure (4.5%)
Bally Technologies, Inc.*^	2,578,692	174,706
Brinker International, Inc.	2,909,300	160,012
Cheesecake Factory, Inc.	1,569,300	74,573
Cracker Barrel Old Country Store, Inc.	757,927	75,376
Papa John's International, Inc.	1,988,345	101,207
Texas Roadhouse, Inc.	2,894,800	76,567
		662,441
Household Durables (0.2%)
Leggett & Platt, Inc.	1,041,700	33,387
Household Products (2.2%)
Church & Dwight Co., Inc.	4,737,256	322,039
Industrial Conglomerates (0.8%)
Raven Industries, Inc.^	3,305,552	120,884
Insurance (1.3%)
Infinity Property & Casualty Corp.	182,500	13,459
RLI Corp.^	2,700,914	116,490
Safety Insurance Group, Inc.^	1,018,049	56,838
		186,787
Internet Software & Services (0.3%)
j2 Global, Inc.	943,801	48,511
	Number of Shares	Value† (000's)[z]
IT Services (1.5%)
Jack Henry & Associates, Inc.	1,986,303	$115,463
Sapient Corp.*	5,502,173	95,793
Virtusa Corp.*	234,200	8,518
		219,774
Leisure Equipment & Products (1.7%)
Polaris Industries, Inc.	1,848,020	247,690
Life Sciences Tools & Services (2.3%)
ICON PLC*^	4,357,600	204,110
PAREXEL International Corp.*	1,481,055	79,340
Techne Corp.	625,900	55,605
		339,055
Machinery (10.9%)
Chart Industries, Inc.*	518,600	43,334
CLARCOR, Inc.^	3,969,022	229,926
Donaldson Co., Inc.	2,810,700	120,410
Graco, Inc.	810,117	63,213
Lincoln Electric Holdings, Inc.	585,282	43,879
Lindsay Corp.^	933,750	79,238
Middleby Corp.*	541,806	160,678
Nordson Corp.	2,236,708	163,638
RBC Bearings, Inc.*	430,340	27,649
Tennant Co.	848,002	51,949
Toro Co.	1,630,888	108,014
Valmont Industries, Inc.	1,023,204	149,009
Wabtec Corp.	4,425,100	351,220
		1,592,157
Media (1.3%)
LIN Media LLC Class A*^	1,825,077	41,612
Media General, Inc.*	1,707,409	32,389
Nexstar Broadcasting Group, Inc. Class A^	2,763,721	117,956
		191,957
Metals & Mining (2.1%)
Alamos Gold, Inc.	5,489,900	52,374
Compass Minerals International, Inc.^	2,974,673	253,888
		306,262
Multi-Utilities (0.3%)
NorthWestern Corp.	912,700	41,929
	Number of Shares	Value† (000's)[z]
Oil, Gas & Consumable Fuels (2.3%)
Evolution Petroleum Corp.	1,101,650	$14,322
Gulfport Energy Corp.*	2,409,900	159,294
Kodiak Oil & Gas Corp.*	1,979,037	23,372
Laredo Petroleum Holdings, Inc.*	1,881,200	49,081
Oasis Petroleum, Inc.*	1,748,480	76,181
Painted Pony Petroleum Ltd.*	2,411,550	18,651
		340,901
Paper & Forest Products (0.5%)
Stella-Jones, Inc.	2,446,100	58,528
Stella-Jones, Inc.[b]	621,200	14,867
		73,395
Professional Services (0.6%)
Exponent, Inc.^	1,180,335	84,087
Real Estate Management & Development (1.9%)
Altisource Asset Management Corp.*^	143,317	111,071
Altisource Portfolio Solutions SA*^	1,639,870	161,330
		272,401
Road & Rail (0.2%)
Genesee & Wyoming, Inc. Class A*	262,600	25,976
Semiconductors & Semiconductor Equipment (1.8%)
Hittite Microwave Corp.^	2,317,165	136,667
Power Integrations, Inc.^	2,035,200	120,341
		257,008
Software (8.9%)
Advent Software, Inc.	2,151,038	66,037
Blackbaud, Inc.	146,628	4,593
Computer Modelling Group Ltd.^	3,042,600	82,543
Constellation Software, Inc.	777,800	172,477
Enghouse Systems Ltd.	1,104,600	34,725
FactSet Research Systems, Inc.	888,400	93,540

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Manhattan Associates, Inc.*^	5,431,628	$205,804
MICROS Systems, Inc.*	3,568,542	198,090
Monotype Imaging Holdings, Inc.^	2,728,545	77,600
Solera Holdings, Inc.	3,012,353	206,105
Tyler Technologies, Inc.*^	1,724,732	161,745
		1,303,259
Specialty Retail (2.8%)
Hibbett Sports, Inc.*^	1,686,969	96,714
Sally Beauty Holdings, Inc.*	5,034,693	144,496
Tractor Supply Co.	2,429,982	171,459
		412,669
Textiles, Apparel & Luxury Goods (0.5%)
Wolverine World Wide, Inc.	2,653,570	69,948
Thrifts & Mortgage Finance (1.5%)
Home Loan Servicing Solutions Ltd.^	5,789,700	118,805
Ocwen Financial Corp.*	2,770,529	103,728
		222,533
Trading Companies & Distributors (2.4%)
Applied Industrial Technologies, Inc.^	2,573,044	131,302
Beacon Roofing Supply, Inc.*	2,022,400	76,427
MSC Industrial Direct Co., Inc. Class A	733,200	63,297
Watsco, Inc.	800,204	78,724
		349,750
Total Common Stocks (Cost $7,492,346)		14,171,797
Short-Term Investments (3.4%)
State Street Institutional Treasury Money Market Fund Institutional Class	370,359,600	370,360
	Number of Shares	Value† (000's)[z]
State Street Institutional Treasury Plus Fund Institutional Class^	126,575,924	$126,576
Total Short-Term Investments (Cost $496,936)		496,936
Total Investments## (99.9%) (Cost $7,989,282)		14,668,733
Cash, receivables and other assets, less liabilities (0.1%)		11,371
Total Net Assets (100.0%)		$14,680,104

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	SanDisk Corp.	United States	Computers & Peripherals	2.3%
2	Apple, Inc.	United States	Computers & Peripherals	2.2%
3	Continental AG	Germany	Auto Components	1.8%
4	Cardinal Health, Inc.	United States	Health Care Providers & Services	1.7%
5	Roche Holding AG	Switzerland	Pharmaceuticals	1.6%
6	Wabtec Corp.	United States	Machinery	1.6%
7	Sealed Air Corp.	United States	Containers & Packaging	1.5%
8	Pall Corp.	United States	Machinery	1.5%
9	Google, Inc. Class A	United States	Internet Software & Services	1.5%
10	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.4%)
Canada (5.6%)
Alimentation Couche-Tard, Inc. Class B	5,060	$399
Cenovus Energy, Inc.	6,501	172
Enbridge, Inc.	5,753	243
Home Capital Group, Inc.	6,010	469
New Gold, Inc.*	34,455	211
ShawCor Ltd.	4,300	178
Silver Wheaton Corp.	10,870	277
Suncor Energy, Inc.	5,500	181
		2,130
China (2.5%)
China Mobile Ltd.	37,715	359
Haier Electronics Group Co. Ltd.	143,000	424
PICC Property & Casualty Co. Ltd., H Shares	124,000	169
		952
France (4.0%)
Arkema SA	3,470	377
Rexel SA	13,700	346
Schneider Electric SA	4,231	378
Sodexo	3,700	395
		1,496
Germany (5.4%)
Continental AG	2,835	690
Henkel AG & Co. KGaA	4,070	454
Linde AG	2,222	460
Volkswagen AG, Preference Shares	1,620	423
		2,027
India (0.7%)
ICICI Bank Ltd. ADR	7,515	268
	Number of Shares	Value† (000's)[z]
Israel (2.3%)
Bezeq Israeli Telecommunication Corp. Ltd.	260,140	$424
Check Point Software Technologies Ltd.*	6,590	444
		868
Japan (3.1%)
FANUC Corp.	2,100	364
SUGI HOLDINGS Co. Ltd.	6,900	266
TOYOTA MOTOR Corp.	9,250	531
		1,161
Korea (1.5%)
Samsung Electronics Co. Ltd.	438	554
Netherlands (3.8%)
ASML Holding NV	4,785	416
Koninklijke Ahold NV	17,851	333
Sensata Technologies Holding NV*	7,285	296
Unilever NV	9,519	378
		1,423
Nigeria (0.3%)
Afren PLC*	41,530	113
Norway (1.3%)
DNB ASA	26,730	485
Russia (0.7%)
Sberbank of Russia ADR	25,435	262
Sweden (1.6%)
Elekta AB, B Shares	18,505	246
Telefonaktiebolaget LM Ericsson, B Shares	29,135	378
		624
	Number of Shares	Value† (000's)[z]
Switzerland (9.6%)
Givaudan SA*	278	$436
Julius Baer Group Ltd.*	9,400	441
Novartis AG	5,320	444
Partners Group Holding AG	1,320	344
Roche Holding AG	1,966	607
SGS SA	186	461
Sika AG	141	520
Sonova Holding AG*	2,710	383
		3,636
United Kingdom (3.3%)
Aon PLC	5,435	465
Prudential PLC	17,400	395
SABMiller PLC	8,095	397
		1,257
United States (53.7%)
Actuant Corp. Class A	10,750	377
Altera Corp.	11,215	407
Amazon.com, Inc.*	810	293
American Tower Corp.	4,045	330
AMETEK, Inc.	9,595	511
Apple, Inc.	1,589	836
BlackRock, Inc.	1,663	507
BorgWarner, Inc.	5,780	355
Capital One Financial Corp.	4,955	364
Cardinal Health, Inc.	8,905	637
Celgene Corp.*	1,735	279
Comcast Corp. Class A Special	8,440	421
Covidien PLC	6,245	449
CVS Caremark Corp.	6,705	490
Deere & Co.	3,655	314
eBay, Inc.*	6,755	397
EMC Corp.	14,770	389
EOG Resources, Inc.	2,542	481
Estee Lauder Cos., Inc. Class A	6,400	441
Exxon Mobil Corp.	3,235	311
First Republic Bank	7,300	379

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Google, Inc. Class A*	460	$559
Graco, Inc.	5,550	433
Henry Schein, Inc.*	3,130	373
Intercontinental Exchange Group, Inc.	1,850	386
Johnson & Johnson	4,395	405
JPMorgan Chase & Co.	8,305	472
Motorola Solutions, Inc.	5,780	383
National Oilwell Varco, Inc.	4,045	312
Nielsen Holdings NV	8,340	395
Nordson Corp.	5,205	381
Nordstrom, Inc.	5,435	334
Oracle Corp.	10,290	402
Pall Corp.	6,590	567
Pioneer Natural Resources Co.	1,435	289
Range Resources Corp.	3,005	259
Rockwood Holdings, Inc.	3,700	292
RPM International, Inc.	8,900	373
SanDisk Corp.	11,745	873
Schlumberger Ltd.	3,815	355
Sealed Air Corp.	16,995	578
Sirona Dental Systems, Inc.*	6,010	423
Taminco Corp.*	8,095	184
Target Corp.	4,625	289
Teradata Corp.*	8,100	372
UnitedHealth Group, Inc.	5,780	447
Visa, Inc. Class A	970	219
Wabtec Corp.	7,630	606
Waste Connections, Inc.	8,900	385
		20,314
Total Common Stocks (Cost $33,485)		37,570
Short-Term Investments (0.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $125)	124,979	125
Total Investments## (99.7%) (Cost $33,610)		37,695
Cash, receivables and other assets, less liabilities (0.3%)		119
Total Net Assets (100.0%)		$37,814

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Machinery	$3,042	8.0%
Chemicals	2,642	7.0%
Computers & Peripherals	2,098	5.5%
Oil, Gas & Consumable Fuels	2,049	5.4%
Health Care Equipment & Supplies	1,501	4.0%
Food & Staples Retailing	1,488	3.9%
Health Care Providers & Services	1,457	3.9%
Pharmaceuticals	1,456	3.9%
Commercial Banks	1,394	3.7%
Semiconductors & Semiconductor Equipment	1,377	3.7%
Capital Markets	1,292	3.4%
Electrical Equipment	1,185	3.1%
Auto Components	1,045	2.8%
Insurance	1,029	2.7%
Internet Software & Services	956	2.5%
Automobiles	954	2.5%
Diversified Financial Services	858	2.3%
Professional Services	856	2.3%
Software	846	2.2%
Energy Equipment & Services	845	2.2%
Communications Equipment	761	2.0%
Multiline Retail	623	1.7%
IT Services	591	1.6%
Containers & Packaging	578	1.5%
Metals & Mining	488	1.3%
Thrifts & Mortgage Finance	469	1.2%
Household Products	454	1.2%
Personal Products	441	1.2%
Diversified Telecommunication Services	424	1.1%
Household Durables	424	1.1%
Media	421	1.1%
Beverages	397	1.1%
Hotels, Restaurants & Leisure	395	1.1%
Commercial Services & Supplies	385	1.0%
Food Products	378	1.0%
Consumer Finance	364	1.0%
Wireless Telecommunication Services	359	0.9%
Trading Companies & Distributors	346	0.9%
Real Estate Investment Trusts	330	0.9%
Internet & Catalog Retail	293	0.8%
Biotechnology	279	0.7%
Short-Term Investments and Other Assets—Net	244	0.6%
	$37,814	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Chow Tai Fook Jewellery Group Ltd.	China	Specialty Retail	4.0%
2	Google, Inc. Class A	United States	Internet Software & Services	3.9%
3	SJM Holdings Ltd.	Hong Kong	Hotels, Restaurants & Leisure	3.3%
4	Check Point Software Technologies Ltd.	Israel	Software	3.1%
5	Range Resources Corp.	United States	Oil, Gas & Consumable Fuels	3.0%
6	SanDisk Corp.	United States	Computers & Peripherals	3.0%
7	KKR & Co. LP	United States	Capital Markets	3.0%
8	TRI Pointe Homes, Inc.	United States	Household Durables	2.6%
9	Roche Holding AG ADR	Switzerland	Pharmaceuticals	2.5%
10	Carlyle Group LP	United States	Capital Markets	2.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.6%)
Australia (1.8%)
BHP Billiton Ltd. ADR	22,600	$1,557
Canada (1.8%)
Silver Wheaton Corp.	60,000	1,532
China (10.4%)
Belle International Holdings Ltd.	980,000	1,205
China Galaxy Securities Co. Ltd., H Shares*	2,209,000	1,395
Chow Tai Fook Jewellery Group Ltd.	1,949,800	3,417
Haier Electronics Group Co. Ltd.	500,000	1,482
Ping An Insurance Group Co. of China Ltd., H Shares	173,000	1,405
		8,904
France (1.1%)
Accor SA	18,800	961
Hong Kong (9.5%)
GCL-Poly Energy Holdings Ltd.*	4,483,000	1,687
Genting Hong Kong Ltd.*	4,747,000	1,875
SA SA International Holdings Ltd.	1,836,000	1,715
SJM Holdings Ltd.	887,000	2,857
		8,134
Israel (3.1%)
Check Point Software Technologies Ltd.*	39,500	2,663
Japan (6.2%)
Lawson, Inc.	15,500	1,075
	Number of Shares	Value† (000's)[z]
Mitsubishi UFJ Financial Group, Inc.	373,700	$2,155
TOYOTA MOTOR Corp.	37,000	2,123
		5,353
Korea (2.4%)
Samsung Electronics Co. Ltd. GDR	3,330	2,098
Netherlands (2.1%)
Koninklijke Philips NV	51,000	1,785
Spain (2.3%)
Mediaset Espana Comunicacion SA*	167,000	2,000
Switzerland (4.6%)
Novartis AG ADR	20,900	1,738
Roche Holding AG ADR	56,800	2,180
		3,918
United Kingdom (3.3%)
Aon PLC	22,650	1,939
Derwent London PLC	20,000	928
		2,867
United States (46.0%)
Antero Resources Corp.*	28,300	1,708
Bed Bath & Beyond, Inc.*	26,200	1,777
BlackRock, Inc.	6,600	2,012
Boeing Co.	6,500	838
C.R. Bard, Inc.	13,250	1,910
Carlyle Group LP	60,000	2,176
CME Group, Inc.	20,000	1,476
Corning, Inc.	88,900	1,713
Franklin Resources, Inc.	31,900	1,699
General Dynamics Corp.	9,000	986
General Motors Co.*	59,400	2,150
	Number of Shares	Value† (000's)[z]
Google, Inc. Class A*	2,775	$3,374
Honeywell International, Inc.	22,900	2,163
Invesco Ltd.	48,600	1,667
KKR & Co. LP	107,600	2,598
Range Resources Corp.	30,300	2,607
Rice Energy, Inc.*	11,800	283
SanDisk Corp.	35,000	2,601
TRI Pointe Homes, Inc.*	122,900	2,239
Valmont Industries, Inc.	11,600	1,689
Wynn Resorts Ltd.	7,800	1,891
		39,557
Total Common Stocks (Cost $67,307)		81,329
Short-Term Investments (5.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $4,455)	4,454,858	4,455
Total Investments## (99.8%) (Cost $71,762)		85,784
Cash, receivables and other assets, less liabilities (0.2%)		140
Total Net Assets (100.0%)		$85,924

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Capital Markets	$11,547	13.4%
Specialty Retail	8,114	9.4%
Hotels, Restaurants & Leisure	7,584	8.8%
Oil, Gas & Consumable Fuels	4,598	5.4%
Automobiles	4,273	5.0%
Aerospace & Defense	3,987	4.7%
Pharmaceuticals	3,918	4.6%
Semiconductors & Semiconductor Equipment	3,785	4.4%
Household Durables	3,721	4.3%
Internet Software & Services	3,374	3.9%
Insurance	3,344	3.9%
Metals & Mining	3,089	3.6%
Software	2,663	3.1%
Computers & Peripherals	2,601	3.0%
Commercial Banks	2,155	2.5%
Media	2,000	2.3%
Health Care Equipment & Supplies	1,910	2.2%
Industrial Conglomerates	1,785	2.1%
Electronic Equipment, Instruments & Components	1,713	2.0%
Machinery	1,689	2.0%
Diversified Financial Services	1,476	1.7%
Food & Staples Retailing	1,075	1.2%
Real Estate Investment Trusts	928	1.1%
Short-Term Investments and Other Assets—Net	4,595	5.4%
	$85,924	100.0%

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Tencent Holdings Ltd.	7.0%
2	Ping An Insurance Group Co. of China Ltd., H Shares	6.0%
3	Industrial & Commercial Bank of China Ltd., H Shares	5.6%
4	Dongfeng Motor Group Co. Ltd., H Shares	5.1%
5	SDIC Power Holdings Co. Ltd., Class A	4.9%
6	Brilliance China Automotive Holdings Ltd.	4.5%
7	Huadian Fuxin Energy Corp. Ltd., H Shares	4.3%
8	Henan Shuanghui Investment & Development Co. Ltd., Class A	4.1%
9	China Cinda Asset Management Co. Ltd., H Shares	3.6%
10	China Construction Bank Corp., H Shares	3.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (74.7%)
Auto Components (1.0%)
Weifu High-Technology Group Co. Ltd. Class B	202,325	$625
Automobiles (9.5%)
Brilliance China Automotive Holdings Ltd.	1,774,000	2,697
Dongfeng Motor Group Co. Ltd., H SharesÑ	2,104,000	2,847
Dongfeng Motor Group Co. Ltd., H Shares	158,000	214
		5,758
Capital Markets (3.6%)
China Cinda Asset Management Co. Ltd., H Shares*	3,684,000	2,203
Commercial Banks (9.2%)
China Construction Bank Corp., H Shares	3,186,000	2,192
Industrial & Commercial Bank of China Ltd., H Shares	5,603,000	3,365
		5,557
Construction Materials (4.7%)
BBMG Corp., H Shares	2,215,000	1,653
China National Building Material Co. Ltd., H Shares	1,270,000	1,214
		2,867
Diversified Telecommunication Services (1.0%)
China Unicom Hong Kong Ltd.	472,000	629
	Number of Shares	Value† (000's)[z]
Electrical Equipment (0.4%)
China High Speed Transmission Equipment Group Co. Ltd.*	301,000	$223
Electronic Equipment, Instruments & Components (0.6%)
Hollysys Automation Technologies Ltd.*	16,642	336
Gas Utilities (1.3%)
ENN Energy Holdings Ltd.	110,000	770
Health Care Providers & Services (1.2%)
Sinopharm Group Co. Ltd., H Shares	262,400	729
Independent Power Producers & Energy Traders (9.7%)
China Power International Development Ltd.	4,189,000	1,393
China Resources Power Holdings Co. Ltd.	755,000	1,821
Huadian Fuxin Energy Corp. Ltd., H Shares	4,990,000	2,636
		5,850
Insurance (7.4%)
China Pacific Insurance Group Co. Ltd., H shares	247,200	849
Ping An Insurance Group Co. of China Ltd., H Shares	449,500	3,652
		4,501
Internet Software & Services (9.2%)
Baidu, Inc. ADR*	7,662	1,310
Tencent Holdings Ltd.	53,000	4,251
		5,561
Machinery (2.2%)
Sany Heavy Equipment International Holdings Co. Ltd.	1,684,000	466
	Number of Shares	Value† (000's)[z]
Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	456,114	$889
		1,355
Oil, Gas & Consumable Fuels (3.4%)
China Petroleum & Chemical Corp., H Shares	1,626,000	1,444
CNOOC Ltd.	370,000	606
		2,050
Pharmaceuticals (4.4%)
China Medical System Holdings Ltd.	684,000	879
CSPC Pharmaceutical Group Ltd.	638,000	573
Sino Biopharmaceutical Ltd.	1,324,000	1,232
		2,684
Real Estate Management & Development (3.9%)
Country Garden Holdings Co. Ltd.	1,681,000	868
Sunac China Holdings Ltd.	2,811,000	1,489
		2,357
Specialty Retail (1.1%)
Belle International Holdings Ltd.	551,000	677
Textiles, Apparel & Luxury Goods (0.6%)
Lao Feng Xiang Co. Ltd. Class B	132,233	346
Water Utilities (0.3%)
Beijing Enterprises Water Group Ltd.	288,000	206
Total Common Stocks (Cost $42,827)		45,284

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Participatory Notes (22.0%)
Automobiles (2.6%)
SAIC Motor Corp. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 8/14/2023	23,300	$48
SAIC Motor Corp. Ltd., Class A (issuer UBS AG), Expiration Date 8/13/2014	105,605	218
SAIC Motor Corp. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	48,461	99
SAIC Motor Corp. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	15,000	31
SAIC Motor Corp. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 8/29/2018	567,837	1,168
		1,564
Construction Materials (0.7%)
BBMG Corp., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	46,022	38
BBMG Corp., Class A (issuer UBS AG), Expiration Date 11/12/2014	167,463	139
BBMG Corp., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/12/2018	303,169	252
		429
Electrical Equipment (2.5%)
NARI Technology Development Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/30/2015	142,500	434
	Number of Shares	Value† (000's)[z]
NARI Technology Development Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 12/30/2014	162,335	$495
NARI Technology Development Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 1/24/2019	33,000	100
NARI Technology Development Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 1/24/2019	10,700	33
NARI Technology Development Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 3/22/2023	136,100	415
NARI Technology Development Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	10,200	31
		1,508
Food Products (4.1%)
Henan Shuanghui Investment & Development Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/11/2020	108,882	742
Henan Shuanghui Investment & Development Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 4/11/2014	86,911	597
Henan Shuanghui Investment & Development Co. Ltd., Class A (issuer Citigroup Global Markets Holding, Inc.), Expiration Date 1/20/2015	73,079	498
	Number of Shares	Value† (000's)[z]
Henan Shuanghui Investment & Development Co. Ltd., Class A (issuer UBS AG), Expiration Date 9/26/2014	92,006	$631
		2,468
Independent Power and Renewable Electricity Producers (4.9%)
SDIC Power Holdings Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/23/2018	1,630,918	1,072
SDIC Power Holdings Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 11/4/2019	290,432	191
SDIC Power Holdings Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 1/21/2015	884,482	581
SDIC Power Holdings Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/19/2015	10,384	7
SDIC Power Holdings Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 1/17/2019	837,049	550
SDIC Power Holdings Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015	837,400	550
		2,951
Insurance (0.4%)
China Life Insurance Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	1,735	4

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
China Life Insurance Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	3,900	$9
China Life Insurance Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 11/19/2018	92,689	209
		222
Pharmaceuticals (3.0%)
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer UBS AG), Expiration Date 11/7/2014	61,200	416
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 1/23/2015	38,123	256
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 10/22/2018	31,800	214
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 12/6/2022	25,059	169
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/16/2015	54,027	363
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 1/3/2024	62,333	419
		1,837
Real Estate Management & Development (1.8%)
China Vanke Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 6/27/2018	108,623	119
	Number of Shares	Value† (000's)[z]
China Vanke Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	54,341	$59
China Vanke Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	33,700	37
China Vanke Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 1/7/2019	58,500	64
China Vanke Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/18/2020	618,221	671
China Vanke Co. Ltd., Class A (issuer UBS AG), Expiration Date 9/26/2014	143,140	156
		1,106
Road & Rail (2.0%)
Daqin Railway Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 10/28/2020	33,600	37
Daqin Railway Co. Ltd., Class A (issuer UBS AG), Expiration Date 12/19/2014	94,468	105
Daqin Railway Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015	515,216	570
Daqin Railway Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/20/2015ñ	21,600	24
Daqin Railway Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 7/6/2018	239,839	265
Daqin Railway Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/18/2018	191,390	212
		1,213
Total Participatory Notes (Cost $14,372)		13,298
	Number of Shares	Value† (000's)[z]
Short-Term Investments (2.2%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $1,344)	1,343,652	$1,344
Total Investments## (98.9%) (Cost $58,543)		59,926
Cash, receivables and other assets, less liabilities (1.1%)		674
Total Net Assets (100.0%)		$60,600

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.1%
2	Newell Rubbermaid, Inc.	5.1%
3	American Express Co.	5.1%
4	Anheuser-Busch InBev NV ADR	4.9%
5	Berkshire Hathaway, Inc. Class B	4.8%
6	Danaher Corp.	4.4%
7	Intuit, Inc.	3.8%
8	3M Co.	3.5%
9	Schlumberger Ltd.	3.3%
10	Roche Holding AG	3.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.2%)
Auto Components (2.3%)
BorgWarner, Inc.	544,296	$33,447
Beverages (7.0%)
Anheuser-Busch InBev NV ADR	680,997	71,239
Coca-Cola Co.	816,373	31,186
		102,425
Capital Markets (2.3%)
Lazard Ltd. Class A	748,661	33,682
Commercial Banks (3.0%)
U.S. Bancorp	1,062,880	43,727
Consumer Finance (5.1%)
American Express Co.	809,208	73,864
Diversified Financial Services (7.4%)
Berkshire Hathaway, Inc. Class B*	609,237	70,537
Intercontinental Exchange Group, Inc.	178,433	37,264
		107,801
Diversified Telecommunication Services (1.3%)
tw telecom, inc.*	617,604	18,905
Energy Equipment & Services (3.3%)
Schlumberger Ltd.	520,770	48,432
Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	246,327	28,771
Food Products (0.9%)
McCormick & Co., Inc.	207,946	13,808
Health Care Equipment & Supplies (5.1%)
Abbott Laboratories	838,797	33,367
Covidien PLC	571,922	41,150
		74,517
Household Durables (5.1%)
Newell Rubbermaid, Inc.	2,310,105	74,177
	Number of Shares	Value† (000's)[z]
Household Products (2.5%)
Procter & Gamble Co.	469,001	$36,892
Industrial Conglomerates (7.9%)
3M Co.	378,067	50,937
Danaher Corp.	842,554	64,447
		115,384
Industrial Gases (2.0%)
Praxair, Inc.	224,574	29,278
Insurance (3.0%)
Progressive Corp.	1,801,216	44,112
Internet Software & Services (2.8%)
eBay, Inc.*	702,837	41,306
IT Services (1.4%)
MasterCard, Inc. Class A	261,890	20,354
Leisure Equipment & Products (3.1%)
Polaris Industries, Inc.	339,740	45,535
Machinery (3.6%)
Lincoln Electric Holdings, Inc.	409,575	30,706
Pall Corp.	250,956	21,582
		52,288
Media (1.5%)
Scripps Networks Interactive, Inc. Class A	264,473	21,486
Metals & Mining (2.0%)
Nucor Corp.	573,741	28,825
Oil, Gas & Consumable Fuels (3.1%)
Noble Energy, Inc.	661,879	45,511
Pharmaceuticals (3.1%)
Roche Holding AG	147,802	45,609
Road & Rail (1.9%)
J.B. Hunt Transport Services, Inc.	385,734	27,723
Semiconductors & Semiconductor Equipment (7.7%)
Microchip Technology, Inc.	817,391	37,232
Texas Instruments, Inc.	1,666,948	74,946
		112,178
	Number of Shares	Value† (000's)[z]
Software (3.8%)
Intuit, Inc.	709,931	$55,481
Specialty Retail (2.5%)
TJX Cos., Inc.	602,836	37,050
Trading Companies & Distributors (1.5%)
W.W. Grainger, Inc.	84,242	21,483
Total Common Stocks (Cost $1,021,043)		1,434,051
Short-Term Investments (1.7%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $24,436)	24,436,499	24,436
Total Investments## (99.9%) (Cost $1,045,479)		1,458,487
Cash, receivables and other assets, less liabilities (0.1%)		1,895
Total Net Assets (100.0%)		$1,460,382
See Notes to Schedule of Investments

Schedule of Investments International Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Roche Holding AG	Switzerland	Pharmaceuticals	2.2%
2	Sodexo	France	Hotels, Restaurants & Leisure	1.8%
3	KEYENCE Corp.	Japan	Electronic Equipment,
			Instruments & Components	1.7%
4	Sika AG	Switzerland	Chemicals	1.6%
5	TOYOTA MOTOR Corp.	Japan	Automobiles	1.6%
6	Mitie Group PLC	United Kingdom	Commercial Services & Supplies	1.6%
7	Givaudan SA	Switzerland	Chemicals	1.6%
8	Check Point Software Technologies Ltd.	Israel	Software	1.6%
9	Rexel SA	France	Trading Companies & Distributors	1.6%
10	Bunzl PLC	United Kingdom	Trading Companies & Distributors	1.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.1%)
Australia (1.3%)
Brambles Ltd.	1,090,515	$9,118
Iluka Resources Ltd.	630,020	5,279
		14,397
Austria (1.1%)
Andritz AG	197,355	12,404
Belgium (0.7%)
Colruyt SA	138,530	7,692
Brazil (0.7%)
SLC Agricola SA	1,049,300	8,078
Canada (8.1%)
Agrium, Inc.	78,400	7,235
Alimentation Couche-Tard, Inc. Class B	105,000	8,274
ATS Automation Tooling Systems, Inc.*	581,900	7,893
Cenovus Energy, Inc.	193,937	5,134
Corus Entertainment, Inc., B Shares	453,501	10,263
Home Capital Group, Inc.	130,300	10,176
MacDonald, Dettwiler & Associates Ltd.	163,533	11,994
New Gold, Inc.*	1,056,400	6,459
ShawCor Ltd.	212,700	8,784
Silver Wheaton Corp.	344,100	8,779
Suncor Energy, Inc.	160,700	5,302
		90,293
China (1.6%)
China Mobile Ltd. ADR	268,635	12,773
PICC Property & Casualty Co. Ltd., H Shares	3,632,700	4,962
		17,735
	Number of Shares	Value† (000's)[z]
Denmark (1.7%)
Sydbank A/S*	460,621	$12,422
Tryg A/S	67,807	6,547
		18,969
France (8.8%)
Arkema SA	118,475	12,886
Eutelsat Communications SA	392,647	12,810
Pernod-Ricard SA	60,725	7,149
Publicis Groupe SA	121,460	11,534
Rexel SA	688,047	17,375
Sanofi	150,990	15,700
Sodexo	191,940	20,479
		97,933
Germany (11.4%)
Bayer AG	87,290	12,398
Brenntag AG	91,655	17,047
Continental AG	59,270	14,427
Deutsche Boerse AG	178,049	14,608
Gerresheimer AG	179,658	12,255
Henkel AG & Co. KGaA	122,715	13,695
Linde AG	73,576	15,249
SAP AG ADR	151,800	12,188
Volkswagen AG, Preference Shares	59,686	15,571
		127,438
Ireland (0.6%)
DCC PLC	123,623	6,548
Israel (2.7%)
Bezeq Israeli Telecommunication Corp. Ltd.	7,732,284	12,596
Check Point Software Technologies Ltd.*	258,100	17,401
		29,997
Japan (14.9%)
FANUC Corp.	92,400	16,029
	Number of Shares	Value† (000's)[z]
KANSAI PAINT Co. Ltd.	890,600	$11,551
Kenedix Office Investment Corp.	2,338	11,602
KEYENCE Corp.	43,000	18,452
Nihon Kohden Corp.	294,800	11,877
PIGEON Corp.	199,900	8,996
Pola Orbis Holdings, Inc.	237,800	9,498
Sanrio Co. Ltd.	274,500	10,479
SMC Corp.	56,900	14,433
SOFTBANK Corp.	110,100	8,296
SUGI HOLDINGS Co. Ltd.	223,900	8,624
Sundrug Co. Ltd.	366,900	14,763
TOYOTA MOTOR Corp.	316,300	18,148
Wacom Co. Ltd.	552,800	3,373
		166,121
Korea (1.5%)
Samsung Electronics Co. Ltd.	13,001	16,429
Netherlands (5.6%)
Akzo Nobel NV	173,207	14,347
ASML Holding NV	141,690	12,331
Koninklijke Ahold NV	739,705	13,799
Nutreco NV	245,731	11,188
Unilever NV	277,259	10,995
		62,660
Nigeria (0.3%)
Afren PLC*	1,279,462	3,488
Norway (2.3%)
DNB ASA	786,664	14,273
Norwegian Property ASA	3,491,672	4,247
ProSafe SE	1,039,470	7,499
		26,019
Russia (0.6%)
Sberbank of Russia ADR	702,130	7,239

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Singapore (1.7%)
Jardine Matheson Holdings Ltd.	191,130	$11,105
United Overseas Bank Ltd.	447,000	7,274
		18,379
Sweden (2.7%)
Elekta AB, B Shares	302,358	4,020
Nordea Bank AB	996,140	14,270
Telefonaktiebolaget LM Ericsson, B Shares	871,275	11,293
		29,583
Switzerland (14.2%)
Bucher Industries AG	48,670	14,900
Givaudan SA*	11,410	17,903
Julius Baer Group Ltd.*	237,840	11,147
Kaba Holding AG*	18,090	9,009
Novartis AG	201,428	16,822
Partners Group Holding AG	40,485	10,546
Roche Holding AG	77,829	24,017
SGS SA	6,880	17,045
Sika AG	4,935	18,202
Sulzer AG	69,831	9,885
UBS AG*	377,000	8,089
		157,565
United Kingdom (14.5%)
Amlin PLC	1,952,682	14,711
Aon PLC	153,100	13,105
Bunzl PLC	648,806	17,090
Diploma PLC	841,040	10,901
ICAP PLC	602,185	4,422
Mitie Group PLC	3,099,342	17,937
Prudential PLC	500,980	11,367
Reed Elsevier PLC	872,756	13,380
RPS Group PLC	2,349,781	13,614
SABMiller PLC	169,330	8,300
Synergy Health PLC	655,193	14,780
TalkTalk Telecom Group PLC	1,534,750	8,134
Travis Perkins PLC	260,483	8,527
Tullow Oil PLC	395,687	5,294
		161,562
United States (2.1%)
Nielsen Holdings NV	315,000	14,912
Taminco Corp.*	349,137	7,933
		22,845
Total Common Stocks (Cost $905,799)		1,103,374
	Number of Shares	Value† (000's)[z]
Short-Term Investments (0.3%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $3,256)	3,256,416	$3,256
Total Investments## (99.4%) (Cost $909,055)		1,106,630
Cash, receivables and other assets, less liabilities (0.6%)		6,689
Total Net Assets (100.0%)		$1,113,319

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$105,307	9.4%
Machinery	75,544	6.8%
Trading Companies & Distributors	70,940	6.4%
Pharmaceuticals	68,937	6.2%
Commercial Banks	55,478	5.0%
Food & Staples Retailing	53,152	4.8%
Insurance	50,692	4.5%
Commercial Services & Supplies	49,678	4.4%
Media	47,987	4.3%
Capital Markets	34,204	3.1%
Automobiles	33,719	3.0%
Professional Services	31,957	2.9%
Food Products	30,261	2.7%
Software	29,589	2.7%
Semiconductors & Semiconductor Equipment	28,760	2.6%
Household Products	22,691	2.0%
Wireless Telecommunication Services	21,069	2.0%
Diversified Telecommunication Services	20,730	1.9%
Metals & Mining	20,517	1.8%
Hotels, Restaurants & Leisure	20,479	1.8%
Oil, Gas & Consumable Fuels	19,218	1.7%
Electronic Equipment, Instruments & Components	18,452	1.7%
Industrial Conglomerates	17,653	1.6%
Energy Equipment & Services	16,283	1.5%
Health Care Equipment & Supplies	15,897	1.4%
Beverages	15,449	1.4%
Health Care Providers & Services	14,779	1.3%
Diversified Financial Services	14,608	1.3%
Auto Components	14,427	1.3%
Life Sciences Tools & Services	12,255	1.1%
Aerospace & Defense	11,994	1.1%
Real Estate Investment Trusts	11,602	1.0%
Communications Equipment	11,293	1.0%
Specialty Retail	10,479	0.9%
Thrifts & Mortgage Finance	10,176	0.9%
Personal Products	9,498	0.9%
Real Estate Management & Development	4,247	0.4%
Computers & Peripherals	3,373	0.3%
Short-Term Investments and Other Assets—Net	9,945	0.9%
	$1,113,319	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Large Cap Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Roche Holding AG	Switzerland	Pharmaceuticals	2.7%
2	Givaudan SA	Switzerland	Chemicals	2.3%
3	Nordea Bank AB	Sweden	Commercial Banks	2.2%
4	SGS SA	Switzerland	Professional Services	2.2%
5	KEYENCE Corp.	Japan	Electronic Equipment, Instruments & Components	2.1%
6	Sika AG	Switzerland	Chemicals	2.0%
7	SMC Corp.	Japan	Machinery	2.0%
8	Samsung Electronics Co. Ltd.	Korea	Semiconductors & Semiconductor Equipment	1.9%
9	Check Point Software Technologies Ltd.	Israel	Software	1.9%
10	Bunzl PLC	United Kingdom	Trading Companies & Distributors	1.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.2%)
Australia (1.5%)
Brambles Ltd.	322,715	$2,698
Iluka Resources Ltd.	147,600	1,237
		3,935
Austria (1.1%)
Andritz AG	46,400	2,916
Belgium (0.9%)
Colruyt SA	43,745	2,429
Canada (5.1%)
Agrium, Inc.	18,800	1,735
Alimentation Couche-Tard, Inc. Class B	25,000	1,970
Bank of Nova Scotia	28,586	1,635
Cenovus Energy, Inc.	43,963	1,164
New Gold, Inc.*	251,100	1,535
ShawCor Ltd.	49,600	2,048
Silver Wheaton Corp.	81,000	2,066
Suncor Energy, Inc.	38,100	1,257
		13,410
China (1.8%)
China Mobile Ltd. ADR	74,115	3,524
PICC Property & Casualty Co. Ltd., H Shares	844,100	1,153
		4,677
Denmark (1.6%)
Jyske Bank A/S*	45,240	2,719
Tryg A/S	15,202	1,468
		4,187
France (11.2%)
Arkema SA	28,095	3,056
	Number of Shares	Value† (000's)[z]
Eutelsat Communications SA	107,666	$3,512
Pernod-Ricard SA	14,315	1,685
Publicis Groupe SA	28,881	2,743
Rexel SA	188,723	4,766
Sanofi	45,025	4,681
Schneider Electric SA	46,144	4,124
Sodexo	45,165	4,819
		29,386
Germany (11.4%)
Bayer AG	20,800	2,954
Brenntag AG	21,660	4,029
Continental AG	16,810	4,092
Deutsche Boerse AG	57,122	4,687
Henkel AG & Co. KGaA	34,900	3,895
Linde AG	18,520	3,838
SAP AG ADR	35,585	2,857
Volkswagen AG, Preference Shares	13,954	3,640
		29,992
Ghana (0.6%)
Tullow Oil PLC	127,311	1,703
Israel (3.3%)
Bezeq Israeli Telecommunication Corp. Ltd.	2,264,230	3,689
Check Point Software Technologies Ltd.*	72,700	4,901
		8,590
Japan (13.8%)
FANUC Corp.	25,100	4,354
KANSAI PAINT Co. Ltd.	326,800	4,239
KEYENCE Corp.	12,900	5,536
LAWSON, Inc.	23,600	1,637
	Number of Shares	Value† (000's)[z]
MIRACA HOLDINGS, Inc.	36,900	$1,682
Sanrio Co. Ltd.	64,600	2,466
SANTEN PHARMACEUTICAL Co. Ltd.	46,900	2,191
SMC Corp.	20,300	5,149
SOFTBANK Corp.	32,600	2,456
SUGI HOLDINGS Co. Ltd.	46,500	1,791
TOYOTA MOTOR Corp.	84,400	4,843
		36,344
Korea (1.9%)
Samsung Electronics Co. Ltd.	3,916	4,949
Netherlands (5.6%)
Akzo Nobel NV	53,005	4,391
ASML Holding NV	33,500	2,915
Koninklijke Ahold NV	222,755	4,155
Unilever NV	82,221	3,261
		14,722
Nigeria (0.4%)
Afren PLC*	349,200	952
Norway (1.3%)
DNB ASA	186,223	3,379
Russia (0.6%)
Sberbank of Russia ADR	166,345	1,715
Singapore (1.6%)
Jardine Matheson Holdings Ltd.	44,591	2,591
United Overseas Bank Ltd.	106,800	1,738
		4,329
Sweden (4.0%)
Elekta AB, B Shares	107,250	1,426

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Nordea Bank AB	408,025	$5,845
Telefonaktiebolaget LM Ericsson, B Shares	258,445	3,350
		10,621
Switzerland (15.6%)
Givaudan SA*	3,891	6,105
Julius Baer Group Ltd.*	56,400	2,643
Novartis AG	55,491	4,634
Partners Group Holding AG	9,920	2,584
Roche Holding AG	22,926	7,075
SGS SA	2,347	5,815
Sika AG	1,398	5,156
Sonova Holding AG*	15,800	2,235
Sulzer AG	20,366	2,883
UBS AG*	87,800	1,884
		41,014
United Arab Emirates (0.5%)
Dragon Oil PLC	119,500	1,212
United Kingdom (11.1%)
Amlin PLC	560,779	4,225
Aon PLC	36,200	3,099
Bunzl PLC	183,879	4,843
Howden Joinery Group PLC	232,800	1,480
ICAP PLC	203,845	1,497
Prudential PLC	118,300	2,684
Reed Elsevier PLC	308,564	4,730
SABMiller PLC	56,220	2,756
TalkTalk Telecom Group PLC	341,700	1,811
Travis Perkins PLC	61,569	2,016
		29,141
United States (1.3%)
Nielsen Holdings NV	74,500	3,527
Total Common Stocks (Cost $200,922)		253,130
Short-Term Investments (3.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $8,404)	8,403,797	8,404
Total Investments## (99.4%) (Cost $209,326)		261,534
Cash, receivables and other assets, less liabilities (0.6%)		1,475
Total Net Assets (100.0%)		$263,009

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Chemicals	$28,520	10.8%
Pharmaceuticals	21,535	8.2%
Commercial Banks	17,031	6.5%
Trading Companies & Distributors	15,654	6.0%
Machinery	15,302	5.8%
Insurance	12,629	4.8%
Food & Staples Retailing	11,982	4.6%
Media	10,985	4.2%
Professional Services	9,342	3.5%
Capital Markets	8,608	3.3%
Automobiles	8,483	3.2%
Semiconductors & Semiconductor Equipment	7,864	3.0%
Software	7,758	2.9%
Oil, Gas & Consumable Fuels	6,288	2.4%
Wireless Telecommunication Services	5,980	2.3%
Electronic Equipment, Instruments & Components	5,536	2.1%
Diversified Telecommunication Services	5,500	2.1%
Metals & Mining	4,838	1.8%
Hotels, Restaurants & Leisure	4,819	1.8%
Diversified Financial Services	4,687	1.8%
Beverages	4,441	1.7%
Electrical Equipment	4,124	1.6%
Auto Components	4,092	1.5%
Specialty Retail	3,946	1.5%
Household Products	3,895	1.5%
Health Care Equipment & Supplies	3,661	1.4%
Communications Equipment	3,350	1.3%
Food Products	3,261	1.2%
Commercial Services & Supplies	2,698	1.0%
Industrial Conglomerates	2,591	1.0%
Energy Equipment & Services	2,048	0.8%
Health Care Providers & Services	1,682	0.6%
Short-Term Investments and Other Assets—Net	9,879	3.8%
	$263,009	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Rovi Corp.	2.8%
2	Textron, Inc.	2.7%
3	Verint Systems, Inc.	2.5%
4	Charles River Laboratories International, Inc.	2.4%
5	Arris Group, Inc.	2.4%
6	Safeway, Inc.	2.2%
7	Crown Holdings, Inc.	2.0%
8	Avery Dennison Corp.	1.9%
9	Spirit Aerosystems Holdings, Inc. Class A	1.9%
10	CoreLogic, Inc.	1.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.3%)
Aerospace & Defense (7.2%)
Aerovironment, Inc.*	91,490	$2,858
Spirit Aerosystems Holdings, Inc. Class A*	173,490	5,002
Teledyne Technologies, Inc.*	41,852	4,101
Textron, Inc.	185,439	7,362
		19,323
Auto Components (1.1%)
Dana Holding Corp.	124,800	2,706
Remy International, Inc.	4,740	105
		2,811
Building Products (0.6%)
Owens Corning, Inc.*	32,000	1,464
Chemicals (2.8%)
Chemtura Corp.*	163,700	4,051
Cytec Industries, Inc.	35,900	3,399
		7,450
Commercial Banks (10.8%)
BankUnited, Inc.	93,504	3,130
City National Corp.	34,700	2,597
Comerica, Inc.	83,874	4,041
First Niagara Financial Group, Inc.	366,800	3,327
Huntington Bancshares, Inc.	471,030	4,489
TCF Financial Corp.	253,000	4,078
Texas Capital Bancshares, Inc.*	56,900	3,582
Umpqua Holdings Corp.	209,800	3,728
		28,972
Commercial Services & Supplies (2.4%)
Clean Harbors, Inc.*	63,414	2,997
Covanta Holding Corp.	190,000	3,420
		6,417
Communications Equipment (7.5%)
Arris Group, Inc.*	220,469	6,328
Aviat Networks, Inc.*	230,699	450
	Number of Shares	Value† (000's)[z]
Brocade Communications Systems, Inc.*	399,059	$3,819
Ceragon Networks Ltd.*	162,088	525
Ciena Corp.*	139,983	3,439
Infinera Corp.*	353,800	2,944
Sierra Wireless, Inc.*	125,974	2,577
		20,082
Computers & Peripherals (0.2%)
Quantum Corp.*	473,800	554
Construction & Engineering (1.5%)
KBR, Inc.	145,100	4,008
Containers & Packaging (5.2%)
Avery Dennison Corp.	104,736	5,218
Crown Holdings, Inc.*	120,800	5,439
Sealed Air Corp.	96,008	3,268
		13,925
Electrical Equipment (1.5%)
II-VI, Inc.*	128,630	2,108
Regal-Beloit Corp.	26,500	1,953
		4,061
Electronic Equipment, Instruments & Components (4.4%)
Aeroflex Holding Corp.*	211,700	1,691
Dolby Laboratories, Inc. Class A*	61,700	2,544
Itron, Inc.*	53,133	1,860
Jabil Circuit, Inc.	77,700	1,438
Maxwell Technologies, Inc.*	73,309	749
Mercury Systems, Inc.*	182,660	2,028
OSI Systems, Inc.*	24,200	1,488
		11,798
Energy Equipment & Services (2.3%)
ION Geophysical Corp.*	476,117	1,938
TETRA Technologies, Inc.*	350,492	4,206
		6,144
	Number of Shares	Value† (000's)[z]
Food & Staples Retailing (2.2%)
Safeway, Inc.	157,100	$5,883
Health Care Equipment & Supplies (1.0%)
Accuray, Inc.*	125,470	1,177
Symmetry Medical, Inc.*	140,010	1,481
		2,658
Health Care Providers & Services (0.7%)
Chemed Corp.	23,525	1,990
Health Care Technology (1.7%)
Allscripts Healthcare Solutions, Inc.*	249,700	4,637
Hotels, Restaurants & Leisure (0.8%)
Wendy's Co.	209,700	2,009
Independent Power Producers & Energy Traders (3.1%)
Dynegy, Inc.*	86,700	2,028
NRG Energy, Inc.	104,165	3,028
Ormat Technologies, Inc.	115,756	3,212
		8,268
Internet Software & Services (2.1%)
Bankrate, Inc.*	74,000	1,490
Digital River, Inc.*	228,263	4,056
		5,546
IT Services (5.3%)
Convergys Corp.	96,900	1,984
CoreLogic, Inc.*	148,911	4,854
DST Systems, Inc.	34,819	3,272
MoneyGram International, Inc.*	59,724	1,137
VeriFone Systems, Inc.*	97,690	2,828
		14,075
Life Sciences Tools & Services (3.7%)
Affymetrix, Inc.*	288,400	2,226
Cambrex Corp.*	64,638	1,297
Charles River Laboratories International, Inc.*	107,771	6,403
		9,926

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Machinery (4.9%)
ESCO Technologies, Inc.	77,085	$2,763
ITT Corp.	62,800	2,757
Manitowoc Co., Inc.	103,400	3,199
Meritor, Inc.*	203,050	2,520
Twin Disc, Inc.	77,600	1,922
		13,161
Marine (0.7%)
Danaos Corp.*	285,191	1,757
Personal Products (1.1%)
Elizabeth Arden, Inc.*	99,320	3,036
Professional Services (0.6%)
FTI Consulting, Inc.*	57,906	1,690
Road & Rail (1.4%)
Ryder System, Inc.	51,304	3,864
Semiconductors & Semiconductor Equipment (6.9%)
Alliance Semiconductor Corp.*	82,370	56
Ceva, Inc.*	72,900	1,318
FormFactor, Inc.*	269,900	1,924
Freescale Semiconductor Ltd.*	141,290	3,214
Ikanos Communications, Inc.*	200,666	185
Mellanox Technologies Ltd.*	51,250	1,872
Rambus, Inc.*	412,672	3,805
Spansion, Inc. Class A*	178,040	2,904
Ultratech, Inc.*	123,294	3,233
		18,511
Software (9.3%)
Cadence Design Systems, Inc.*	158,907	2,436
Comverse, Inc.*	75,535	2,614
Covisint Corp.*	85,477	919
Rovi Corp.*	300,530	7,465
SeaChange International, Inc.*	233,126	2,460
TIBCO Software, Inc.*	116,700	2,543
Verint Systems, Inc.*	140,161	6,561
		24,998
Specialty Retail (3.0%)
Express, Inc.*	103,900	1,900
New York & Co., Inc.*	154,100	683
Office Depot, Inc.*	679,267	3,349
RadioShack Corp.*	263,741	707
	Number of Shares	Value† (000's)[z]
Select Comfort Corp.*	75,200	$1,358
		7,997
Textiles, Apparel & Luxury Goods (0.3%)
Crocs, Inc.*	47,600	725
Total Common Stocks (Cost $185,326)		257,740
Short-Term Investments (4.5%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $12,030)	12,029,574	12,030
Total Investments## (100.8%) (Cost $197,356)		269,770
Liabilities, less cash, receivables and other assets [(0.8%)]		(2,054)
Total Net Assets (100.0%)		$267,716

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Google, Inc. Class A	5.3%
2	Apple, Inc.	4.9%
3	Alliance Data Systems Corp.	2.8%
4	Oracle Corp.	2.8%
5	Precision Castparts Corp.	2.6%
6	Union Pacific Corp.	2.6%
7	Range Resources Corp.	2.5%
8	Home Depot, Inc.	2.3%
9	Microsoft Corp.	2.3%
10	Johnson & Johnson	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.7%)
Aerospace & Defense (4.2%)
Boeing Co.	35,494	$4,576
Precision Castparts Corp.	26,746	6,897
		11,473
Airlines (1.2%)
Delta Air Lines, Inc.	94,738	3,146
Automobiles (1.7%)
General Motors Co.*	126,797	4,590
Beverages (2.6%)
Coca-Cola Co.	118,294	4,519
PepsiCo, Inc.	30,861	2,471
		6,990
Biotechnology (3.0%)
BioMarin Pharmaceutical, Inc.*	65,882	5,336
Celgene Corp.*	16,808	2,702
		8,038
Chemicals (6.7%)
LyondellBasell Industries NV Class A	32,300	2,845
Monsanto Co.	48,517	5,338
PPG Industries, Inc.	22,678	4,486
Sherwin-Williams Co.	26,531	5,319
		17,988
Commercial Banks (2.7%)
CIT Group, Inc.	81,179	3,952
Comerica, Inc.	71,807	3,460
		7,412
Computers & Peripherals (4.9%)
Apple, Inc.	25,366	13,349
Diversified Telecommunication Services (2.2%)
Verizon Communications, Inc.	123,995	5,900
Electric Utilities (1.5%)
NextEra Energy, Inc.	43,010	3,931
	Number of Shares	Value† (000's)[z]
Electrical Equipment (1.7%)
Eaton Corp. PLC	60,738	$4,538
Food & Staples Retailing (6.0%)
Costco Wholesale Corp.	36,005	4,205
CVS Caremark Corp.	62,502	4,571
Wal-Mart Stores, Inc.	61,493	4,594
Whole Foods Market, Inc.	52,758	2,852
		16,222
Food Products (2.4%)
Kraft Foods Group, Inc.	57,894	3,200
Unilever NV	84,243	3,332
		6,532
Health Care Equipment & Supplies (1.3%)
Abbott Laboratories	87,336	3,474
Hotels, Restaurants & Leisure (1.2%)
Starbucks Corp.	46,479	3,298
Household Products (1.4%)
Procter & Gamble Co.	48,833	3,841
Industrial Conglomerates (1.9%)
Danaher Corp.	65,713	5,026
Insurance (1.0%)
Aon PLC	32,305	2,765
Internet & Catalog Retail (1.4%)
Amazon.com, Inc.*	10,394	3,764
Internet Software & Services (5.3%)
Google, Inc. Class A*	11,845	14,399
IT Services (2.8%)
Alliance Data Systems Corp.*	26,773	7,633
Media (2.9%)
Comcast Corp. Class A	97,464	5,038
Twenty-First Century Fox, Inc. Class A	81,302	2,727
		7,765
	Number of Shares	Value† (000's)[z]
Multi-Utilities (2.2%)
Dominion Resources, Inc.	83,758	$5,813
Multiline Retail (1.0%)
Family Dollar Stores, Inc.	41,132	2,694
Oil, Gas & Consumable Fuels (4.9%)
Kinder Morgan, Inc.	120,528	3,839
Noble Energy, Inc.	40,039	2,753
Range Resources Corp.	78,420	6,748
		13,340
Pharmaceuticals (5.6%)
Bristol-Myers Squibb Co.	111,833	6,013
Johnson & Johnson	67,857	6,251
Pfizer, Inc.	92,109	2,958
		15,222
Professional Services (1.4%)
Nielsen Holdings NV	77,419	3,665
Road & Rail (2.6%)
Union Pacific Corp.	38,182	6,887
Semiconductors & Semiconductor Equipment (1.0%)
ASML Holding NV	32,447	2,795
Software (8.6%)
Check Point Software Technologies Ltd.*	53,897	3,634
Intuit, Inc.	37,228	2,909
Microsoft Corp.	164,207	6,291
Oracle Corp.	193,350	7,562
VMware, Inc. Class A*	28,696	2,756
		23,152
Specialty Retail (3.6%)
Home Depot, Inc.	77,242	6,336
O'Reilly Automotive, Inc.*	21,813	3,291
		9,627
Textiles, Apparel & Luxury Goods (1.1%)
Michael Kors Holdings Ltd.*	30,612	3,001

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Tobacco (1.1%)
Philip Morris International, Inc.	37,161	$3,007
Wireless Telecommunication Services (1.6%)
Crown Castle International Corp.*	55,986	4,249
Total Common Stocks (Cost $204,843)		255,526
Short-Term Investments (4.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $11,177)	11,176,686	11,177
Total Investments## (98.8%) (Cost $216,020)		266,703
Cash, receivables and other assets, less liabilities (1.2%)		3,139
Total Net Assets (100.0%)		$269,842

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Invesco Ltd.	3.1%
2	JPMorgan Chase & Co.	3.0%
3	Bank of New York Mellon Corp.	2.9%
4	Citigroup, Inc.	2.7%
5	American Airlines Group, Inc.	2.6%
6	Merck & Co., Inc.	2.5%
7	Cummins, Inc.	2.4%
8	Goldman Sachs Group, Inc.	2.4%
9	Cisco Systems, Inc.	2.4%
10	United Continental Holdings, Inc.	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.0%)
Aerospace & Defense (0.8%)
Northrop Grumman Corp.	112,636	$13,632
Airlines (5.0%)
American Airlines Group, Inc.*	1,211,701	44,748
United Continental Holdings, Inc.*	882,394	39,673
		84,421
Auto Components (1.0%)
BorgWarner, Inc.	277,553	17,056
Beverages (0.7%)
Beam, Inc.	149,514	12,404
Capital Markets (9.3%)
Bank of New York Mellon Corp.	1,551,551	49,650
Goldman Sachs Group, Inc.	245,092	40,795
Invesco Ltd.	1,544,833	52,988
Nomura Holdings, Inc. ADR	2,140,798	14,536
		157,969
Chemicals (6.1%)
Dow Chemical Co.	560,091	27,282
Eastman Chemical Co.	21,549	1,884
LyondellBasell Industries NV Class A	358,103	31,542
Monsanto Co.	146,585	16,127
Mosaic Co.	364,696	17,819
Potash Corp. of Saskatchewan, Inc.	280,738	9,346
		104,000
Commercial Banks (7.3%)
Comerica, Inc.	445,327	21,456
M&T Bank Corp.	81,858	9,544
Mitsubishi UFJ Financial Group, Inc. ADR	1,601,044	9,318
PNC Financial Services Group, Inc.	348,824	28,527
Regions Financial Corp.	873,678	9,296
	Number of Shares	Value† (000's)[z]
Sumitomo Mitsui Financial Group, Inc. ADR	2,073,522	$18,765
Wells Fargo & Co.	601,684	27,930
		124,836
Communications Equipment (2.4%)
Cisco Systems, Inc.	1,861,317	40,577
Computers & Peripherals (2.0%)
EMC Corp.	444,314	11,717
SanDisk Corp.	300,057	22,294
		34,011
Construction & Engineering (0.5%)
Fluor Corp.	98,990	7,690
Diversified Financial Services (7.9%)
Citigroup, Inc.	950,459	46,221
CME Group, Inc.	486,661	35,925
JPMorgan Chase & Co.	901,248	51,209
		133,355
Electric Utilities (2.9%)
NextEra Energy, Inc.	322,899	29,510
Southern Co.	468,123	19,825
		49,335
Electrical Equipment (1.5%)
Eaton Corp. PLC	343,528	25,665
Electronic Equipment, Instruments & Components (0.6%)
Corning, Inc.	502,282	9,679
Energy Equipment & Services (2.4%)
Halliburton Co.	199,791	11,388
McDermott International, Inc.*	1,824,400	15,197
Rowan Cos. PLC Class A*	417,435	13,926
		40,511
Food & Staples Retailing (1.5%)
Wal-Mart Stores, Inc.	339,651	25,372
Food Products (2.2%)
Archer-Daniels- Midland Co.	397,911	16,155
	Number of Shares	Value† (000's)[z]
WhiteWave Foods Co. Class A*	740,409	$20,954
		37,109
Health Care Equipment & Supplies (4.1%)
Boston Scientific Corp.*	1,697,887	22,242
C.R. Bard, Inc.	93,263	13,445
Covidien PLC	467,720	33,653
		69,340
Health Care Providers & Services (2.7%)
Aetna, Inc.	190,420	13,845
UnitedHealth Group, Inc.	417,212	32,238
		46,083
Hotels, Restaurants & Leisure (2.0%)
Carnival Corp.	875,524	34,723
Household Products (1.2%)
Procter & Gamble Co.	255,137	20,069
Insurance (3.1%)
Lincoln National Corp.	736,951	36,943
MetLife, Inc.	303,367	15,372
		52,315
Machinery (8.6%)
Caterpillar, Inc.	204,870	19,866
Cummins, Inc.	283,189	41,323
Joy Global, Inc.	296,089	16,285
Kubota Corp. ADR	305,800	21,550
Pall Corp.	103,980	8,942
Parker Hannifin Corp.	142,328	17,158
Terex Corp.	488,575	21,756
		146,880
Metals & Mining (5.7%)
Barrick Gold Corp.	457,055	9,315
BHP Billiton Ltd. ADR	197,608	13,615
Carpenter Technology Corp.	298,823	17,675
Cliffs Natural Resources, Inc.	164,245	3,290
Newmont Mining Corp.	1,278,319	29,734

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Nucor Corp.	237,337	$11,924
United States Steel Corp.	442,511	10,717
		96,270
Multi-Utilities (1.8%)
Dominion Resources, Inc.	287,720	19,968
Sempra Energy	109,668	10,360
		30,328
Oil, Gas & Consumable Fuels (3.6%)
Antero Resources Corp.*	361,140	21,791
Cameco Corp.	147,758	3,585
Occidental Petroleum Corp.	217,782	21,020
Range Resources Corp.	175,271	15,082
		61,478
Paper & Forest Products (0.4%)
International Paper Co.	139,148	6,803
Pharmaceuticals (6.2%)
Eli Lilly & Co.	335,612	20,006
Johnson & Johnson	376,969	34,726
Merck & Co., Inc.	735,750	41,930
Teva Pharmaceutical Industries Ltd. ADR	182,835	9,122
		105,784
Semiconductors & Semiconductor Equipment (2.5%)
Altera Corp.	443,485	16,103
Intel Corp.	1,079,085	26,718
		42,821
Total Common Stocks (Cost $1,418,190)		1,630,516
Exchange Traded Funds (1.4%)
ProShares UltraPro Short S&P 500*	211,161	12,213
ProShares UltraShort S&P500*	400,160	11,569
Total Exchange Traded Funds (Cost $25,071)		23,782
	Number of Shares	Value† (000's)[z]
Short-Term Investments (2.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $39,773)	39,772,726	$39,773
Total Investments## (99.7%) (Cost $1,483,034)		1,694,071
Cash, receivables and other assets, less liabilities (0.3%)		4,974
Total Net Assets (100.0%)		$1,699,045

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Illumina, Inc.	2.1%
2	SBA Communications Corp. Class A	1.9%
3	Alexion Pharmaceuticals, Inc.	1.7%
4	Avago Technologies Ltd.	1.7%
5	Alliance Data Systems Corp.	1.7%
6	Cerner Corp.	1.6%
7	AMETEK, Inc.	1.5%
8	Affiliated Managers Group, Inc.	1.5%
9	Stericycle, Inc.	1.5%
10	Mylan, Inc.	1.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.9%)
Aerospace & Defense (1.2%)
BE Aerospace, Inc.*	145,000	$12,216
Airlines (0.8%)
Alaska Air Group, Inc.	95,000	8,231
Auto Components (0.7%)
BorgWarner, Inc.	115,000	7,067
Biotechnology (5.3%)
Alexion Pharmaceuticals, Inc.*	100,000	17,680
BioMarin Pharmaceutical, Inc.*	140,000	11,340
Cubist Pharmaceuticals, Inc.*	91,500	7,276
Incyte Corp. Ltd.*	145,000	9,318
NPS Pharmaceuticals, Inc.*	169,855	5,941
Puma Biotechnology, Inc.*	23,500	2,732
		54,287
Building Products (1.1%)
Fortune Brands Home & Security, Inc.	244,000	11,404
Capital Markets (2.4%)
Affiliated Managers Group, Inc.*	81,000	15,232
Raymond James Financial, Inc.	173,000	9,131
		24,363
Chemicals (1.3%)
Airgas, Inc.	55,000	5,929
PolyOne Corp.	200,000	7,500
		13,429
Commercial Banks (1.0%)
SVB Financial Group*	80,000	10,073
Commercial Services & Supplies (1.5%)
Stericycle, Inc.*	130,000	14,820
	Number of Shares	Value† (000's)[z]
Communications Equipment (1.2%)
Arris Group, Inc.*	105,000	$3,013
Aruba Networks, Inc.*	235,000	4,820
F5 Networks, Inc.*	40,000	4,494
		12,327
Computers & Peripherals (0.5%)
SanDisk Corp.	72,000	5,350
Consumer Finance (0.7%)
Portfolio Recovery Associates, Inc.*	135,000	7,321
Containers & Packaging (1.2%)
Packaging Corp. of America	163,000	11,881
Distributors (0.8%)
LKQ Corp.*	295,000	8,228
Diversified Financial Services (1.2%)
Intercontinental Exchange Group, Inc.	60,000	12,530
Electrical Equipment (2.8%)
AMETEK, Inc.	294,000	15,652
Roper Industries, Inc.	90,500	12,274
		27,926
Electronic Equipment, Instruments & Components (3.1%)
Amphenol Corp. Class A	86,500	7,614
CDW Corp.	266,500	6,974
IPG Photonics Corp.*	71,500	5,131
Trimble Navigation Ltd.*	304,000	11,598
		31,317
Energy Equipment & Services (1.8%)
Core Laboratories NV	32,000	6,018
Dril-Quip, Inc.*	60,000	6,453
Oceaneering International, Inc.	86,500	6,192
		18,663
Food & Staples Retailing (1.0%)
PriceSmart, Inc.	100,000	10,173
	Number of Shares	Value† (000's)[z]
Food Products (0.9%)
WhiteWave Foods Co. Class A*	325,000	$9,198
Health Care Equipment & Supplies (0.9%)
West Pharmaceutical Services, Inc.	65,000	2,963
Wright Medical Group, Inc.*	205,200	6,529
		9,492
Health Care Providers & Services (3.0%)
Acadia Healthcare Co., Inc.*	150,000	7,416
Envision Healthcare Holdings, Inc.*	247,500	8,331
HealthSouth Corp.	150,000	4,902
Omnicare, Inc.	87,500	5,154
Premier, Inc. Class A*	126,500	4,231
		30,034
Health Care Technology (1.6%)
Cerner Corp.*	268,500	16,478
Hotels, Restaurants & Leisure (2.8%)
Buffalo Wild Wings, Inc.*	65,500	9,498
MGM Resorts International*	310,000	8,541
Starwood Hotels & Resorts Worldwide, Inc.	125,000	10,307
		28,346
Household Products (0.8%)
Church & Dwight Co., Inc.	113,500	7,716
Internet & Catalog Retail (0.5%)
HomeAway, Inc.*	99,500	4,564
Internet Software & Services (0.9%)
AOL, Inc.*	100,000	4,378
Pandora Media, Inc.*	137,000	5,127
		9,505
IT Services (2.4%)
Alliance Data Systems Corp.*	60,000	17,107

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
FleetCor Technologies, Inc.*	55,000	$7,146
		24,253
Leisure Equipment & Products (0.6%)
Polaris Industries, Inc.	47,500	6,366
Life Sciences Tools & Services (3.1%)
Agilent Technologies, Inc.	72,500	4,128
Illumina, Inc.*	125,000	21,436
PAREXEL International Corp.*	111,500	5,973
		31,537
Machinery (1.8%)
Pall Corp.	119,000	10,234
Pentair Ltd.	95,000	7,677
		17,911
Media (1.9%)
AMC Networks, Inc. Class A*	173,500	13,189
Sinclair Broadcast Group, Inc. Class A	200,000	5,924
		19,113
Multiline Retail (1.3%)
Dollar Tree, Inc.*	172,000	9,420
Tuesday Morning Corp.*	220,000	3,441
		12,861
Oil, Gas & Consumable Fuels (3.5%)
Antero Resources Corp.*	135,000	8,146
Cabot Oil & Gas Corp.	290,000	10,150
Concho Resources, Inc.*	90,000	10,902
Oasis Petroleum, Inc.*	150,000	6,535
		35,733
Pharmaceuticals (4.2%)
Actavis PLC*	55,000	12,145
Akorn, Inc.*	335,000	8,650
Jazz Pharmaceuticals PLC*	50,000	7,597
Mylan, Inc.*	255,000	14,170
		42,562
Professional Services (2.8%)
Advisory Board Co.*	134,000	8,587
Towers Watson & Co. Class A	70,000	7,637
Verisk Analytics, Inc. Class A*	191,000	12,169
		28,393
	Number of Shares	Value† (000's)[z]
Real Estate Management & Development (0.9%)
Jones Lang LaSalle, Inc.	74,500	$9,178
Road & Rail (1.9%)
Hertz Global Holdings, Inc.*	276,000	7,731
J.B. Hunt Transport Services, Inc.	166,000	11,930
		19,661
Semiconductors & Semiconductor Equipment (4.3%)
Avago Technologies Ltd.	286,000	17,646
Lam Research Corp.*	100,000	5,173
Microchip Technology, Inc.	178,000	8,108
Monolithic Power Systems, Inc.*	145,000	5,197
NXP Semiconductors NV*	135,000	7,591
		43,715
Software (9.3%)
ANSYS, Inc.*	144,000	12,027
Aspen Technology, Inc.*	250,500	11,761
Autodesk, Inc.*	75,000	3,934
CommVault Systems, Inc.*	80,000	5,510
Concur Technologies, Inc.*	69,000	8,518
Electronic Arts, Inc.*	212,000	6,061
Informatica Corp.*	223,000	9,268
NetSuite, Inc.*	50,500	5,812
Salesforce.com, Inc.*	121,500	7,578
ServiceNow, Inc.*	80,000	5,445
Splunk, Inc.*	115,500	10,713
Ultimate Software Group, Inc.*	49,500	8,217
		94,844
Specialty Retail (8.4%)
Advance Auto Parts, Inc.	72,500	9,233
Cabela's, Inc.*	100,000	6,632
Dick's Sporting Goods, Inc.	182,500	9,795
DSW, Inc. Class A	216,500	8,331
O'Reilly Automotive, Inc.*	89,500	13,501
Ross Stores, Inc.	129,000	9,391
Tractor Supply Co.	193,000	13,618
Urban Outfitters, Inc.*	152,500	5,710
	Number of Shares	Value† (000's)[z]
Williams-Sonoma, Inc.	149,500	$8,707
		84,918
Textiles, Apparel & Luxury Goods (5.0%)
Hanesbrands, Inc.	148,500	10,882
Kate Spade & Co.*	310,500	10,625
Michael Kors Holdings Ltd.*	79,500	7,793
PVH Corp.	73,500	9,293
Under Armour, Inc. Class A*	105,000	11,881
		50,474
Trading Companies & Distributors (1.7%)
Fastenal Co.	152,000	7,173
United Rentals, Inc.*	114,000	10,071
		17,244
Wireless Telecommunication Services (2.8%)
Crown Castle International Corp.*	130,500	9,905
SBA Communications Corp. Class A*	200,000	19,034
		28,939
Total Common Stocks (Cost $649,644)		984,641
Short-Term Investments (2.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $27,489)	27,488,655	27,489
Total Investments## (99.6%) (Cost $677,133)		1,012,130
Cash, receivables and other assets, less liabilities (0.4%)		4,330
Total Net Assets (100.0%)		$1,016,460

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Safeway, Inc.	4.9%
2	General Dynamics Corp.	2.8%
3	Corrections Corporation of America	2.6%
4	Ashland, Inc.	2.4%
5	Devon Energy Corp.	2.4%
6	ADT Corp.	2.3%
7	Covidien PLC	2.2%
8	Amdocs Ltd.	2.2%
9	Nuance Communications, Inc.	2.2%
10	Teradata Corp.	2.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.9%)
Aerospace & Defense (6.4%)
General Dynamics Corp.	19,850	$2,174
Spirit Aerosystems Holdings, Inc. Class A*	46,400	1,338
Textron, Inc.	38,300	1,521
		5,033
Auto Components (2.7%)
Lear Corp.	15,700	1,275
TRW Automotive Holdings Corp.*	10,100	831
		2,106
Capital Markets (1.8%)
State Street Corp.	20,800	1,366
Chemicals (2.4%)
Ashland, Inc.	19,800	1,869
Commercial Banks (7.4%)
BankUnited, Inc.	37,800	1,266
BB&T Corp.	25,800	975
Comerica, Inc.	26,200	1,263
Huntington Bancshares, Inc.	118,700	1,131
M&T Bank Corp.	10,200	1,189
		5,824
Commercial Services & Supplies (7.0%)
ADT Corp.	59,700	1,833
Covanta Holding Corp.	85,800	1,544
Republic Services, Inc.	25,900	884
Tyco International Ltd.	28,800	1,215
		5,476
Construction & Engineering (1.7%)
KBR, Inc.	49,200	1,359
Electric Utilities (3.0%)
Edison International	24,400	1,278
Pinnacle West Capital Corp.	18,700	1,040
		2,318
Electrical Equipment (1.0%)
Regal-Beloit Corp.	10,500	774
	Number of Shares	Value† (000's)[z]
Electronic Equipment, Instruments & Components (2.6%)
Dolby Laboratories, Inc. Class A*	18,500	$763
Flextronics International Ltd.*	144,100	1,289
		2,052
Energy Equipment & Services (2.0%)
Cameron International Corp.*	24,000	1,537
Food & Staples Retailing (7.0%)
CVS Caremark Corp.	22,400	1,639
Safeway, Inc.	103,400	3,872
		5,511
Health Care Equipment & Supplies (4.0%)
Covidien PLC	24,400	1,755
Zimmer Holdings, Inc.	14,300	1,342
		3,097
Health Care Providers & Services (2.4%)
Cardinal Health, Inc.	11,300	808
Omnicare, Inc.	17,700	1,043
		1,851
Hotels, Restaurants & Leisure (2.3%)
Darden Restaurants, Inc.	15,100	771
Wyndham Worldwide Corp.	13,900	1,013
		1,784
Independent Power Producers & Energy Traders (1.8%)
AES Corp.	102,200	1,395
IT Services (6.1%)
Amdocs Ltd.	39,300	1,748
Teradata Corp.*	36,300	1,667
Western Union Co.	82,100	1,373
		4,788
Machinery (1.5%)
Valmont Industries, Inc.	7,800	1,136
	Number of Shares	Value† (000's)[z]
Multi-Utilities (1.8%)
CenterPoint Energy, Inc.	59,400	$1,405
Multiline Retail (1.8%)
Kohl's Corp.	25,000	1,405
Oil, Gas & Consumable Fuels (3.8%)
Devon Energy Corp.	29,000	1,868
Energy Transfer Partners L.P.	8,325	462
Southwestern Energy Co.*	16,400	678
		3,008
Personal Products (1.4%)
Elizabeth Arden, Inc.*	36,200	1,107
Real Estate Investment Trusts (4.9%)
Corrections Corporation of America	61,804	2,061
Starwood Property Trust, Inc.	59,800	1,437
Starwood Waypoint Residential Trust*	11,960	324
		3,822
Road & Rail (3.2%)
Avis Budget Group, Inc.*	33,300	1,565
Hertz Global Holdings, Inc.*	34,300	960
		2,525
Semiconductors & Semiconductor Equipment (2.0%)
Skyworks Solutions, Inc.*	44,500	1,578
Software (6.6%)
Cadence Design Systems, Inc.*	56,100	860
Check Point Software Technologies Ltd.*	21,500	1,450
Nuance Communications, Inc.*	110,600	1,691
Symantec Corp.	55,400	1,190
		5,191

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Specialty Retail (6.4%)
Best Buy Co., Inc.	58,500	$1,558
Express, Inc.*	79,200	1,448
Office Depot, Inc.*	318,000	1,567
Staples, Inc.	31,400	427
		5,000
Thrifts & Mortgage Finance (0.9%)
People's United Financial, Inc.	51,300	727
Total Common Stocks (Cost $58,605)		75,044
Short-Term Investments (4.2%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,236)	3,235,659	3,236
Total Investments## (100.1%) (Cost $61,841)		78,280
Liabilities, less cash, receivables and other assets [(0.1%)]		(41)
Total Net Assets (100.0%)		$78,239

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	JPMorgan Chase & Co.	3.8%
2	Cardinal Health, Inc.	3.6%
3	Boeing Co.	3.6%
4	Berkshire Hathaway, Inc. Class B	3.4%
5	HCA Holdings, Inc.	3.2%
6	eBay, Inc.	3.2%
7	Schlumberger Ltd.	3.2%
8	Omnicom Group, Inc.	3.1%
9	3M Co.	3.0%
10	Microsoft Corp.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.5%)
Aerospace & Defense (5.2%)
Boeing Co.	630,000	$81,220
Raytheon Co.	350,000	34,268
		115,488
Chemicals (1.6%)
Methanex Corp.	55,000	3,868
Scotts Miracle-Gro Co. Class A	551,000	31,468
		35,336
Commercial Services & Supplies (1.0%)
Covanta Holding Corp.	1,300,000	23,400
Computers & Peripherals (2.6%)
Apple, Inc.	110,000	57,886
Containers & Packaging (2.5%)
Sealed Air Corp.	1,660,000	56,506
Diversified Financial Services (7.1%)
Berkshire Hathaway, Inc. Class B*	650,000	75,257
JPMorgan Chase & Co.	1,480,000	84,094
		159,351
Electrical Equipment (3.0%)
ABB Ltd. ADR*	1,810,000	46,119
Rockwell Automation, Inc.	170,000	20,883
		67,002
Energy Equipment & Services (3.2%)
Schlumberger Ltd.	760,000	70,680
Food Products (5.7%)
ConAgra Foods, Inc.	1,900,000	53,960
Kraft Foods Group, Inc.	600,000	33,162
Mondelez International, Inc. Class A	1,170,000	39,815
		126,937
Gas Utilities (2.3%)
National Fuel Gas Co.	680,000	51,082
	Number of Shares	Value† (000's)[z]
Health Care Equipment & Supplies (1.9%)
Hill-Rom Holdings, Inc.	1,100,000	$41,613
Health Care Providers & Services (11.1%)
Aetna, Inc.	870,000	63,258
Cardinal Health, Inc.	1,140,000	81,544
HCA Holdings, Inc.*	1,410,000	72,192
Henry Schein, Inc.*	260,000	30,950
		247,944
Hotels, Restaurants & Leisure (4.8%)
Hyatt Hotels Corp. Class A*	1,255,000	65,461
SeaWorld Entertainment, Inc.	1,250,000	42,675
		108,136
Household Products (2.3%)
Procter & Gamble Co.	650,000	51,129
Industrial Conglomerates (3.0%)
3M Co.	505,000	68,039
Internet Software & Services (3.2%)
eBay, Inc.*	1,225,000	71,993
Leisure Equipment & Products (2.3%)
Mattel, Inc.	1,370,000	51,115
Machinery (1.6%)
Stanley Black & Decker, Inc.	420,000	34,877
Media (3.1%)
Omnicom Group, Inc.	915,000	69,247
Metals & Mining (2.9%)
Carpenter Technology Corp.	1,110,000	65,656
Oil, Gas & Consumable Fuels (5.7%)
Cenovus Energy, Inc.	2,425,000	64,287
Range Resources Corp.	750,000	64,537
		128,824
	Number of Shares	Value† (000's)[z]
Pharmaceuticals (2.9%)
Pfizer, Inc.	2,055,000	$65,986
Professional Services (2.6%)
Nielsen Holdings NV	1,240,000	58,701
Road & Rail (5.7%)
CSX Corp.	2,200,000	60,962
Hertz Global Holdings, Inc.*	2,370,000	66,384
		127,346
Software (5.6%)
Activision Blizzard, Inc.	3,100,000	59,985
Microsoft Corp.	1,735,000	66,468
		126,453
Specialty Retail (2.5%)
Bed Bath & Beyond, Inc.*	825,000	55,951
Textiles, Apparel & Luxury Goods (2.1%)
Hanesbrands, Inc.	650,000	47,632
Total Common Stocks (Cost $1,763,390)		2,184,310
Short-Term Investments (2.3%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $50,106)	50,105,567	50,106
Total Investments## (99.8%) (Cost $1,813,496)		2,234,416
Cash, receivables and other assets, less liabilities (0.2%)		5,535
Total Net Assets (100.0%)		$2,239,951

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Simon Property Group, Inc.	10.3%
2	American Tower Corp.	6.2%
3	Vornado Realty Trust	5.1%
4	Equity Residential	4.8%
5	AvalonBay Communities, Inc.	4.3%
6	Ventas, Inc.	4.2%
7	Public Storage	3.7%
8	Prologis, Inc.	3.5%
9	Boston Properties, Inc.	3.5%
10	Weyerhaeuser Co.	3.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.8%)
Apartments (12.5%)
AvalonBay Communities, Inc.	315,192	$40,650
Camden Property Trust	254,898	17,002
Equity Residential	774,600	45,291
Post Properties, Inc.	291,700	14,156
		117,099
Diversified (10.3%)
American Homes 4 Rent Class Añ	896,000	14,677
American Homes 4 Rent Class A	382,400	6,264
American Residential Properties, Inc.ñ*	595,350	10,835
American Residential Properties, Inc.*	243,200	4,426
QTS Realty Trust, Inc. Class A	508,222	12,990
Vornado Realty Trust	496,823	47,839
		97,031
Freestanding (0.8%)
National Retail Properties, Inc.	201,100	7,217
Health Care (8.3%)
HCP, Inc.	423,200	16,408
Health Care REIT, Inc.	268,340	15,762
OMEGA Healthcare Investors, Inc.	219,800	7,025
Ventas, Inc.	625,330	39,039
		78,234
Hotels, Restaurants & Leisure (0.7%)
Starwood Hotels & Resorts Worldwide, Inc.	82,200	6,778
Household Durables (1.8%)
TRI Pointe Homes, Inc.*	925,000	16,854
	Number of Shares	Value† (000's)[z]
Industrial (6.2%)
EastGroup Properties, Inc.	235,700	$14,623
Prologis, Inc.	800,838	32,986
Terreno Realty Corp.	555,200	10,371
		57,980
Infrastructure (6.2%)
American Tower Corp.	713,200	58,104
Lodging/Resorts (4.9%)
Host Hotels & Resorts, Inc.	1,459,243	28,703
LaSalle Hotel Properties	549,900	17,234
		45,937
Office (10.3%)
Boston Properties, Inc.	290,650	32,678
Corporate Office Properties Trust	462,600	12,337
Douglas Emmett, Inc.	758,725	20,432
Highwoods Properties, Inc.	337,016	12,709
SL Green Realty Corp.	190,915	18,964
		97,120
Real Estate Management & Development (6.2%)
Altisource Residential Corp.	657,451	18,790
Brookfield Asset Management, Inc. Class A	489,377	19,844
Forest City Enterprises, Inc. Class A*	1,000,279	19,486
		58,120
Regional Malls (16.2%)
CBL & Associates Properties, Inc.	986,997	17,559
General Growth Properties, Inc.	1,326,832	29,217
Simon Property Group, Inc.	597,848	96,427
Taubman Centers, Inc.	132,762	9,353
		152,556
	Number of Shares	Value† (000's)[z]
Self Storage (3.7%)
Public Storage	206,300	$34,865
Shopping Centers (6.4%)
DDR Corp.	1,159,550	19,272
Federal Realty Investment Trust	175,500	19,535
Regency Centers Corp.	193,800	9,839
Urstadt Biddle Properties, Inc. Class A	569,869	11,175
		59,821
Timber (4.3%)
Plum Creek Timber Co., Inc	205,700	8,905
Weyerhaeuser Co.	1,083,298	31,968
		40,873
Total Common Stocks (Cost $853,428)		928,589
Short-Term Investments (1.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $15,131)	15,130,843	15,131
Total Investments## (100.4%) (Cost $868,559)		943,720
Liabilities, less cash, receivables and other assets [(0.4%)]		(3,911)
Total Net Assets (100.0%)		$939,809

See Notes to Schedule of Investments

Schedule of Investments Select Equities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	eBay, Inc.	6.2%
2	American Tower Corp.	6.1%
3	Pioneer Natural Resources Co.	5.6%
4	IHS, Inc. Class A	5.4%
5	Nielsen Holdings NV	5.3%
6	JPMorgan Chase & Co.	4.9%
7	Calpine Corp.	4.5%
8	Delphi Automotive PLC	4.3%
9	Tribune Co.	4.3%
10	Intuit, Inc.	4.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.7%)
Aerospace & Defense (3.5%)
Boeing Co.	26,703	$3,443
Auto Components (8.4%)
BorgWarner, Inc.	65,718	4,038
Delphi Automotive PLC	62,742	4,177
		8,215
Automobiles (3.9%)
General Motors Co.*	105,307	3,812
Capital Markets (7.3%)
BlackRock, Inc.	11,283	3,439
Invesco Ltd.	107,403	3,684
		7,123
Chemicals (2.4%)
Monsanto Co.	21,613	2,378
Diversified Financial Services (4.9%)
JPMorgan Chase & Co.	83,820	4,763
Health Care Providers & Services (3.4%)
Express Scripts Holding Co.*	43,854	3,303
Independent Power Producers & Energy Traders (4.5%)
Calpine Corp.*	230,929	4,399
Internet & Catalog Retail (3.2%)
Amazon.com, Inc.*	8,700	3,150
Internet Software & Services (6.2%)
eBay, Inc.*	102,238	6,008
Media (4.3%)
Tribune Co.*	52,393	4,152
Oil, Gas & Consumable Fuels (15.8%)
Antero Resources Corp.*	49,421	2,982
Enbridge Energy Management LLC*	112,830	3,018
Pioneer Natural Resources Co.	27,149	5,462
Range Resources Corp.	45,312	3,899
		15,361
	Number of Shares	Value† (000's)[z]
Professional Services (12.3%)
IHS, Inc. Class A*	44,007	$5,275
Nielsen Holdings NV	109,858	5,201
Verisk Analytics, Inc. Class A*	22,955	1,463
		11,939
Real Estate Investment Trusts (6.1%)
American Tower Corp.	72,858	5,936
Road & Rail (8.2%)
J.B. Hunt Transport Services, Inc.	26,869	1,931
Kansas City Southern	20,217	1,899
Union Pacific Corp.	22,727	4,099
		7,929
Software (4.3%)
Intuit, Inc.	52,946	4,138
Total Common Stocks (Cost $79,477)		96,049
Short-Term Investments (0.0%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $0)	1	0
Total Investments## (98.7%) (Cost $79,477)		96,049
Cash, receivables and other assets, less liabilities (1.3%)		1,262
Total Net Assets (100.0%)		$97,311

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	HomeAway, Inc.	2.9%
2	Ultimate Software Group, Inc.	2.4%
3	Orient-Express Hotels Ltd. Class A	2.3%
4	PriceSmart, Inc.	2.0%
5	PolyOne Corp.	2.0%
6	HEICO Corp.	1.8%
7	Orbital Sciences Corp.	1.8%
8	Graphic Packaging Holding Co.	1.7%
9	Carriage Services, Inc.	1.6%
10	Dealertrack Technologies, Inc.	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.8%)
Aerospace & Defense (3.6%)
HEICO Corp.	27,437	$1,706
Orbital Sciences Corp.*	59,800	1,700
		3,406
Auto Components (3.7%)
Dorman Products, Inc.*	21,900	1,262
Gentherm, Inc.*	36,000	1,018
Motorcar Parts of America, Inc.*	48,900	1,204
		3,484
Biotechnology (7.7%)
ACADIA Pharmaceuticals, Inc.*	28,500	806
Dynavax Technologies Corp.*	254,600	473
Intercept Pharmaceuticals, Inc.*	2,000	821
MiMedx Group, Inc.*	68,400	489
Novavax, Inc.*	109,800	703
NPS Pharmaceuticals, Inc.*	24,200	846
Puma Biotechnology, Inc.*	6,800	791
Receptos, Inc.*	19,200	891
Rigel Pharmaceuticals, Inc.*	141,500	487
Sorrento Therapeutics, Inc.*	92,000	1,060
		7,367
Capital Markets (2.5%)
Marcus & Millichap, Inc.*	56,800	952
WisdomTree Investments, Inc.*	91,500	1,426
		2,378
Chemicals (2.0%)
PolyOne Corp.	49,500	1,856
	Number of Shares	Value† (000's)[z]
Commercial Banks (1.3%)
Home BancShares, Inc.	38,200	$1,282
Construction & Engineering (1.1%)
Primoris Services Corp.	31,900	997
Containers & Packaging (1.7%)
Graphic Packaging Holding Co.*	153,700	1,574
Diversified Consumer Services (2.6%)
Bright Horizons Family Solutions, Inc.*	24,200	955
Carriage Services, Inc.	76,300	1,559
		2,514
Electrical Equipment (2.3%)
Acuity Brands, Inc.	5,700	804
PowerSecure International, Inc.*	60,300	1,371
		2,175
Electronic Equipment, Instruments & Components (4.2%)
Control4 Corp.*	44,400	928
Measurement Specialties, Inc.*	19,900	1,214
Mesa Laboratories, Inc.	11,600	1,014
Methode Electronics, Inc.	25,400	861
		4,017
Food & Staples Retailing (2.0%)
PriceSmart, Inc.	18,900	1,923
Food Products (1.1%)
Inventure Foods, Inc.*	77,600	1,078
Health Care Equipment & Supplies (7.4%)
Cynosure, Inc. Class A*	32,400	997
Mazor Robotics Ltd. ADR*	46,900	1,163
Novadaq Technologies, Inc.*	55,100	1,124
Spectranetics Corp.*	46,100	1,381
Tornier NV*	57,100	1,096
	Number of Shares	Value† (000's)[z]
Wright Medical Group, Inc.*	40,400	$1,286
		7,047
Health Care Providers & Services (1.6%)
Acadia Healthcare Co., Inc.*	17,895	885
HealthSouth Corp.	20,100	657
		1,542
Hotels, Restaurants & Leisure (4.7%)
Brinker International, Inc.	18,200	1,001
Cheesecake Factory, Inc.	26,700	1,269
Orient-Express Hotels Ltd. Class A*	140,500	2,163
		4,433
Internet & Catalog Retail (2.9%)
HomeAway, Inc.*	59,100	2,711
Internet Software & Services (12.2%)
Cornerstone OnDemand, Inc.*	21,000	1,226
CoStar Group, Inc.*	5,900	1,186
Dealertrack Technologies, Inc.*	28,200	1,525
Demandware, Inc.*	19,400	1,457
E2open, Inc.*	48,300	1,342
Global Eagle Entertainment, Inc.*	75,600	1,329
Marketo, Inc.*	24,800	1,017
Shutterstock, Inc.*	10,900	1,083
SPS Commerce, Inc.*	20,500	1,390
		11,555
IT Services (4.4%)
Cardtronics, Inc.*	22,900	928
EPAM Systems, Inc.*	20,550	862
Luxoft Holding, Inc.*	30,800	1,153
MAXIMUS, Inc.	26,500	1,266
		4,209
Life Sciences Tools & Services (0.9%)
Techne Corp.	9,600	853
Machinery (0.8%)
Middleby Corp.*	2,700	801

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Multiline Retail (1.2%)
Tuesday Morning Corp.*	74,100	$1,159
Oil, Gas & Consumable Fuels (3.3%)
Jones Energy, Inc. Class A*	67,900	1,060
Sanchez Energy Corp.*	30,000	894
Synergy Resources Corp.*	112,900	1,196
		3,150
Pharmaceuticals (7.0%)
Akorn, Inc.*	52,800	1,363
Aratana Therapeutics, Inc.*	41,800	977
Auxilium Pharmaceuticals, Inc.*	31,000	953
Depomed, Inc.*	71,000	856
GW Pharmaceuticals PLC ADR*	12,700	837
Horizon Pharma, Inc.*	97,500	1,191
Ocera Therapeutics, Inc.*	28,300	438
		6,615
Professional Services (1.6%)
On Assignment, Inc.*	43,300	1,490
Road & Rail (1.0%)
Old Dominion Freight Line, Inc.*	17,971	957
Semiconductors & Semiconductor Equipment (1.1%)
PDF Solutions, Inc.*	53,300	1,087
Software (6.9%)
Aspen Technology, Inc.*	30,600	1,437
Guidewire Software, Inc.*	26,700	1,431
NetSuite, Inc.*	12,100	1,392
Ultimate Software Group, Inc.*	13,800	2,291
		6,551
Textiles, Apparel & Luxury Goods (2.0%)
G-III Apparel Group Ltd.*	10,400	723
Oxford Industries, Inc.	15,500	1,213
		1,936
	Number of Shares	Value† (000's)[z]
Trading Companies & Distributors (3.0%)
Air Lease Corp.	36,700	$1,356
Watsco, Inc.	15,000	1,476
		2,832
Total Common Stocks (Cost $81,295)		92,979
Short-Term Investments (1.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,710)	1,710,328	1,710
Total Investments## (99.6%) (Cost $83,005)		94,689
Cash, receivables and other assets, less liabilities (0.4%)		416
Total Net Assets (100.0%)		$95,105

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.1%
2	Newell Rubbermaid, Inc.	5.0%
3	American Express Co.	5.0%
4	Danaher Corp.	4.4%
5	Intuit, Inc.	3.8%
6	3M Co.	3.5%
7	Unilever NV	3.4%
8	Roche Holding AG	3.1%
9	Noble Energy, Inc.	3.1%
10	Progressive Corp.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.6%)
Airlines (1.9%)
Ryanair Holdings PLC ADR*	812,414	$46,113
Auto Components (2.3%)
BorgWarner, Inc.	893,906	54,930
Capital Markets (2.3%)
Lazard Ltd. Class A	1,222,764	55,012
Commercial Banks (3.0%)
U.S. Bancorp	1,723,157	70,891
Commercial Services & Supplies (1.1%)
Herman Miller, Inc.	967,274	27,258
Consumer Finance (5.0%)
American Express Co.	1,320,986	120,580
Diversified Financial Services (2.5%)
Intercontinental Exchange Group, Inc.	291,905	60,961
Diversified Telecommunication Services (1.3%)
tw telecom, inc.*	1,042,048	31,897
Energy Equipment & Services (2.5%)
Schlumberger Ltd.	638,580	59,388
Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	401,711	46,920
Food Products (6.9%)
J.M. Smucker Co.	617,520	61,758
McCormick & Co., Inc.	338,378	22,468
Unilever NV	2,056,872	81,370
		165,596
Health Care Equipment & Supplies (8.2%)
Abbott Laboratories	1,364,342	54,274
Becton, Dickinson & Co.	607,918	70,044
Covidien PLC	991,486	71,337
		195,655
Household Durables (5.0%)
Newell Rubbermaid, Inc.	3,765,744	120,918
	Number of Shares	Value† (000's)[z]
Household Products (2.5%)
Procter & Gamble Co.	761,671	$59,913
Industrial Conglomerates (7.9%)
3M Co.	617,173	83,152
Danaher Corp.	1,385,413	105,970
		189,122
Industrial Gases (2.0%)
Praxair, Inc.	363,675	47,412
Insurance (3.0%)
Progressive Corp.	2,947,425	72,182
Internet Software & Services (2.8%)
eBay, Inc.*	1,138,877	66,932
IT Services (1.4%)
MasterCard, Inc. Class A	424,570	32,998
Machinery (1.5%)
Pall Corp.	409,731	35,237
Media (1.4%)
Scripps Networks Interactive, Inc. Class A	425,392	34,559
Metals & Mining (2.0%)
Nucor Corp.	931,939	46,821
Oil, Gas & Consumable Fuels (4.2%)
Cimarex Energy Co.	216,860	25,093
Noble Energy, Inc.	1,083,291	74,487
		99,580
Pharmaceuticals (3.1%)
Roche Holding AG	241,570	74,545
Professional Services (1.9%)
Robert Half International, Inc.	1,125,578	46,081
Road & Rail (1.9%)
J.B. Hunt Transport Services, Inc.	631,246	45,368
Semiconductors & Semiconductor Equipment (7.6%)
Microchip Technology, Inc.	1,325,158	60,361
Texas Instruments, Inc.	2,721,195	122,345
		182,706
	Number of Shares	Value† (000's)[z]
Software (3.8%)
Intuit, Inc.	1,161,786	$90,793
Specialty Chemicals (0.9%)
Novozymes A/S B Shares	456,123	21,218
Specialty Retail (4.2%)
O'Reilly Automotive, Inc.*	267,204	40,308
TJX Cos., Inc.	984,095	60,482
		100,790
Trading Companies & Distributors (1.5%)
W.W. Grainger, Inc.	136,521	34,816
Total Common Stocks (Cost $1,718,284)		2,337,192
Short-Term Investments (2.2%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $52,542)	52,542,350	52,542
	Principal Amount
Certificates of Deposit (0.0%)
Carver Federal Savings Bank Self Help Credit Union, 0.02%, due 3/24/14	$100,000	100
Self Help Credit Union, 0.25%, due 4/19/14	250,000	250
Self Help Credit Union, 0.25%, due 5/16/14	250,000	250
Total Certificates of Deposit# (Cost $600)		600
Total Investments## (99.8%) (Cost $1,771,426)		2,390,334
Cash, receivables and other assets, less liabilities (0.2%)		4,580
Total Net Assets (100.0%)		$2,394,914

See Notes to Schedule of Investments

Schedule of Investments Value Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Invesco Ltd.	3.1%
2	JPMorgan Chase & Co.	3.0%
3	Bank of New York Mellon Corp.	2.8%
4	Citigroup, Inc.	2.7%
5	American Airlines Group, Inc.	2.6%
6	Merck & Co., Inc.	2.5%
7	Cummins, Inc.	2.4%
8	Goldman Sachs Group, Inc.	2.4%
9	Cisco Systems, Inc.	2.4%
10	United Continental Holdings, Inc.	2.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.0%)
Aerospace & Defense (0.8%)
Northrop Grumman Corp.	965	$117
Airlines (4.9%)
American Airlines Group, Inc.*	10,251	379
United Continental Holdings, Inc.*	7,344	330
		709
Auto Components (1.0%)
BorgWarner, Inc.	2,353	145
Beverages (0.7%)
Beam, Inc.	1,206	100
Capital Markets (9.2%)
Bank of New York Mellon Corp.	12,773	409
Goldman Sachs Group, Inc.	2,068	344
Invesco Ltd.	13,065	448
Nomura Holdings, Inc. ADR	18,116	123
		1,324
Chemicals (6.1%)
Dow Chemical Co.	4,732	231
Eastman Chemical Co.	200	17
LyondellBasell Industries NV Class A	3,031	267
Monsanto Co.	1,222	134
Mosaic Co.	3,065	150
Potash Corp. of Saskatchewan, Inc.	2,359	79
		878
Commercial Banks (7.4%)
Comerica, Inc.	3,755	181
M&T Bank Corp.	693	81
Mitsubishi UFJ Financial Group, Inc. ADR	13,665	80
PNC Financial Services Group, Inc.	3,001	245
Regions Financial Corp.	8,175	87
	Number of Shares	Value† (000's)[z]
Sumitomo Mitsui Financial Group, Inc. ADR	17,517	$158
Wells Fargo & Co.	5,101	237
		1,069
Communications Equipment (2.4%)
Cisco Systems, Inc.	15,753	343
Computers & Peripherals (2.0%)
EMC Corp.	3,751	99
SanDisk Corp.	2,545	189
		288
Construction & Engineering (0.5%)
Fluor Corp.	890	69
Diversified Financial Services (7.8%)
Citigroup, Inc.	8,034	391
CME Group, Inc.	4,065	300
JPMorgan Chase & Co.	7,572	430
		1,121
Electric Utilities (2.9%)
NextEra Energy, Inc.	2,724	249
Southern Co.	3,956	167
		416
Electrical Equipment (1.5%)
Eaton Corp. PLC	2,911	217
Electronic Equipment, Instruments & Components (0.6%)
Corning, Inc.	4,411	85
Energy Equipment & Services (2.4%)
Halliburton Co.	1,688	96
McDermott International, Inc.*	15,359	128
Rowan Cos. PLC Class A*	3,533	118
		342
Food & Staples Retailing (1.6%)
Wal-Mart Stores, Inc.	3,175	237
Food Products (2.1%)
Archer-Daniels- Midland Co.	3,334	135
WhiteWave Foods Co. Class A*	6,248	177
		312
	Number of Shares	Value† (000's)[z]
Health Care Equipment & Supplies (4.0%)
Boston Scientific Corp.*	13,422	$176
C.R. Bard, Inc.	781	113
Covidien PLC	3,935	283
		572
Health Care Providers & Services (2.7%)
Aetna, Inc.	1,604	117
UnitedHealth Group, Inc.	3,522	272
		389
Hotels, Restaurants & Leisure (1.9%)
Carnival Corp.	7,123	282
Household Products (1.2%)
Procter & Gamble Co.	2,152	169
Insurance (3.1%)
Lincoln National Corp.	6,225	312
MetLife, Inc.	2,580	131
		443
Machinery (8.7%)
Caterpillar, Inc.	1,732	168
Cummins, Inc.	2,396	350
Joy Global, Inc.	2,516	138
Kubota Corp. ADR	2,580	182
Pall Corp.	871	75
Parker Hannifin Corp.	1,336	161
Terex Corp.	4,139	184
		1,258
Metals & Mining (6.0%)
Barrick Gold Corp.	4,073	83
BHP Billiton Ltd. ADR	1,679	116
Carpenter Technology Corp.	2,530	150
Cliffs Natural Resources, Inc.	1,287	26
Newmont Mining Corp.	11,840	275
Nucor Corp.	2,218	111
United States Steel Corp.	4,113	100
		861

See Notes to Schedule of Investments

	Number of Shares	Value† (000's)[z]
Multi-Utilities (1.8%)
Dominion Resources, Inc.	2,423	$168
Sempra Energy	931	88
		256
Oil, Gas & Consumable Fuels (3.6%)
Antero Resources Corp.*	3,056	184
Cameco Corp.	1,379	34
Occidental Petroleum Corp.	1,775	171
Range Resources Corp.	1,484	128
		517
Paper & Forest Products (0.4%)
International Paper Co.	1,198	59
Pharmaceuticals (6.2%)
Eli Lilly & Co.	2,833	169
Johnson & Johnson	3,144	290
Merck & Co., Inc.	6,237	355
Teva Pharmaceutical Industries Ltd. ADR	1,547	77
		891
Semiconductors & Semiconductor Equipment (2.5%)
Altera Corp.	3,765	137
Intel Corp.	9,068	224
		361
Total Common Stocks (Cost $12,849)		13,830
Exchange Traded Funds (1.3%)
ProShares UltraPro Short S&P 500*	1,788	103
ProShares UltraShort S&P500*	2,657	77
Total Exchange Traded Funds (Cost $190)		180
Short-Term Investments (0.0%)
State Street Institutional Treasury Money Market Fund Institutional Class (Cost $0)	1	0
Total Investments## (97.3%) (Cost $13,039)		14,010
Cash, receivables and other assets, less liabilities (2.7%)		390
Total Net Assets (100.0%)		$14,400

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value"), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, convertible preferred stocks and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by a Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs).

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of Participatory Notes is determined by obtaining valuations from an independent pricing service based on the underlying equity security and applicable exchange rate.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of Deposit are valued at amortized cost. Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of February 28, 2014:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Emerging Markets Equity
Investments:
Common Stocks§
Qatar	$—	$8,251	$—	$8,251
Russia	12,316	13,420	—	25,736
Taiwan, Province of China	—	33,229	—	33,229
Thailand	—	7,466	—	7,466
Other Common Stocksß	432,598	—	—	432,598
Total Common Stocks	444,914	62,366	—	507,280
Short-Term Investments	—	11,579	—	11,579
Total Investments	444,914	73,945	—	518,859
Equity Income
Investments:
Common Stocks§	2,298,661	—	—	2,298,661
Convertible Bonds	—	76,556	—	76,556
Short-Term Investments	—	53,601	—	53,601
Total Investments	2,298,661	130,157	—	2,428,818
Focus
Investments:
Common Stocks§	779,004	—	—	779,004
Short-Term Investments	—	19,105	—	19,105
Total Investments	779,004	19,105	—	798,109
Genesis
Investments:
Common Stocks§	14,171,797	—	—	14,171,797
Short-Term Investments	—	496,936	—	496,936
Total Investments	14,171,797	496,936	—	14,668,733
Global Equity
Investments:
Common Stocks§
Israel	444	424	—	868
Other Common Stocksß	36,702	—	—	36,702
Total Common Stocks	37,146	424	—	37,570
Short-Term Investments	—	125	—	125
Total Investments	37,146	549	—	37,695

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
Global Thematic Opportunities
Investments:
Common Stocks§	$81,329	$—	$—	$81,329
Short-Term Investments	—	4,455	—	4,455
Total Investments	81,329	4,455	—	85,784
Greater China Equity
Investments:
Common Stocks§	45,284	—	—	45,284
Participatory Notes§	13,298	—	—	13,298
Short-Term Investments	—	1,344	—	1,344
Total Investments	58,582	1,344	—	59,926
Guardian
Investments:
Common Stocks§	1,434,051	—	—	1,434,051
Short-Term Investments	—	24,436	—	24,436
Total Investments	1,434,051	24,436	—	1,458,487
International Equity
Investments:
Common Stocks§
Israel	17,401	12,596	—	29,997
Other Common Stocksß	1,073,377	—	—	1,073,377
Total Common Stocks	1,090,778	12,596	—	1,103,374
Short-Term Investments	—	3,256	—	3,256
Total Investments	1,090,778	15,852	—	1,106,630
International Large Cap
Investments:
Common Stocks§
Israel	4,901	3,689	—	8,590
Other Common Stocksß	244,540	—	—	244,540
Total Common Stocks	249,441	3,689	—	253,130
Short-Term Investments	—	8,404	—	8,404
Total Investments	249,441	12,093	—	261,534
Intrinsic Value
Investments:
Common Stocks§	257,740	—	—	257,740
Short-Term Investments	—	12,030	—	12,030
Total Investments	257,740	12,030	—	269,770

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
Large Cap Disciplined Growth
Investments:
Common Stocks§	$255,526	$—	$—	$255,526
Short-Term Investments	—	11,177	—	11,177
Total Investments	255,526	11,177	—	266,703
Large Cap Value
Investments:
Common Stocks§	1,630,516	—	—	1,630,516
Exchange Traded Funds	23,782	—	—	23,782
Short-Term Investments	—	39,773	—	39,773
Total Investments	1,654,298	39,773	—	1,694,071
Mid Cap Growth
Investments:
Common Stocks§	984,641	—	—	984,641
Short-Term Investments	—	27,489	—	27,489
Total Investments	984,641	27,489	—	1,012,130
Mid Cap Intrinsic Value
Investments:
Common Stocks§	75,044	—	—	75,044
Short-Term Investments	—	3,236	—	3,236
Total Investments	75,044	3,236	—	78,280
Multi-Cap Opportunities
Investments:
Common Stocks§	2,184,310	—	—	2,184,310
Short-Term Investments	—	50,106	—	50,106
Total Investments	2,184,310	50,106	—	2,234,416
Real Estate
Investments:
Common Stocks§	928,589	—	—	928,589
Short-Term Investments	—	15,131	—	15,131
Total Investments	928,589	15,131	—	943,720
Select Equities
Investments:
Common Stocks§	96,049	—	—	96,049
Short-Term Investments	—	0	—	0
Total Investments	96,049	0	—	96,049
See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3	Total
Small Cap Growth
Investments:
Common Stocks§	$92,979	$—	$—	$92,979
Short-Term Investments	—	1,710	—	1,710
Total Investments	92,979	1,710	—	94,689
Socially Responsive
Investments:
Common Stocks§	2,337,192	—	—	2,337,192
Short-Term Investments	—	52,542	—	52,542
Certificates of Deposit	—	600	—	600
Total Investments	2,337,192	53,142	—	2,390,334
Value
Investments:
Common Stocks§	13,830	—	—	13,830
Exchange Traded Funds	180	—	—	180
Short-Term Investments	—	0	—	0
Total Investments	14,010	0	—	14,010

§  The Schedule of Investments (and Summary Schedule of Investments by Industry for the global/international funds) provide information on the industry for the portfolio.

ß  Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

As of the period ending February 28, 2014, certain securities were transferred from one level to another based on beginning of period market values as of August 31, 2013. Approximately $11,966,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity. Interactive provided adjusted prices for these securities as of February 28, 2014, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, approximately $162,116,000, $117,283,000, $2,395,000, $8,096,000, $31,187,000, $202,848,000, $45,372,000, and $24,180,000 were transferred from Level 2 to Level 1 for Emerging Markets Equity, Equity Income, Global Equity, Global Thematic Opportunities, Greater China Equity, International Equity, International Large Cap and Real Estate due to active market activity on recognized exchanges as of February 28, 2014. These securities had been categorized as Level 2 as of August 31, 2013, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of February 28, 2014:

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(573)	$—	$—	$(573)

#  At cost, which approximates market value.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

##  At February 28, 2014, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity	$503,748	$53,279	$38,168	$15,111
Equity Income	2,158,789	306,994	36,965	270,029
Focus	623,826	175,629	1,346	174,283
Genesis	8,005,778	6,736,934	73,979	6,662,955
Global Equity	33,623	4,450	378	4,072
Global Thematic Opportunities	71,652	15,394	1,262	14,132
Greater China Equity	58,787	4,910	3,771	1,139
Guardian	1,045,468	413,019	—	413,019
International Equity	913,096	217,178	23,644	193,534
International Large Cap	209,429	56,467	4,362	52,105
Intrinsic Value	199,012	74,559	3,801	70,758
Large Cap Disciplined Growth	216,787	51,809	1,893	49,916
Large Cap Value	1,485,927	223,224	15,080	208,144
Mid Cap Growth	677,231	337,838	2,939	334,899
Mid Cap Intrinsic Value	61,804	17,434	958	16,476
Multi-Cap Opportunities	1,814,919	431,932	12,435	419,497
Real Estate	870,702	82,427	9,409	73,018
Select Equities	79,483	17,288	722	16,566
Small Cap Growth	83,066	12,323	700	11,623
Socially Responsive	1,770,826	620,311	803	619,508
Value	13,069	1,101	160	941

*  Security did not produce income during the last twelve months.

‡‡  At February 28, 2014, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
BlackRock, Inc., Call	100	370	July 2014	$(1,000)
Bristol-Myers Squibb Co., Call	250	50	March 2014	(94,000)
Bristol-Myers Squibb Co., Call	250	60	June 2014	(25,000)
Cenovus Energy, Inc., Put	500	25	June 2014	(40,000)
Deere & Co., Put	500	77.5	June 2014	(40,000)
Deere & Co., Put	250	75	June 2014	(14,000)
E.I. du Pont de Nemours & Co., Call	250	70	July 2014	(32,000)
Extra Space Storage, Inc., Call	390	50	March 2014	(6,000)
Honeywell International, Inc., Call	250	100	June 2014	(30,000)
General Motors Co. Put	500	33	June 2014	(54,000)
Invesco Ltd., Put	100	30	July 2014	(6,000)
Johnson & Johnson, Call	250	95	April 2014	(17,000)
Kimberly-Clark Corp., Call	400	120	July 2014	(28,000)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Microsoft Corp., Call	500	41	July 2014	$(37,000)
Norfolk Southern Corp., Call	250	95	March 2014	(13,000)
Norfolk Southern Corp., Call	250	100	June 2014	(28,000)
Novartis AG ADR, Call	400	82.5	April 2014	(72,000)
Wells Fargo & Co., Call	500	49	July 2014	(36,000)
			Total	$(573,000)

µ  Rounded to the nearest thousand.

At February 28, 2014, Equity Income had deposited $9,397,500 in a segregated account to cover requirements on put options written.

@  All or a portion of this security is pledged in connection with outstanding call options written.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At February 28, 2014, these securities amounted to approximately $19,293,000 or 0.8% of net assets for Equity Income, approximately $132,000 or 0.2% of net assets for Greater China Equity and approximately $25,512,000 or 2.7% of net assets for Real Estate.

Ñ  These securities have been deemed by the investment manager to be illiquid. At February 28, 2014, these securities amounted to approximately $2,847,000 or 4.7% of net assets for Greater China Equity.

b  These securities have been deemed by the investment manager to be illiquid. Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

At February 28, 2014, these securities amounted to approximately $14,867,000 or 0.1% of net assets for Genesis.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of February 28, 2014	Fair Value Percentage of Net Assets as of February 28, 2014
Genesis	Stella-Jones, Inc.	11/20/2012	$10,579	0.1%	$14,867	0.1%

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

‡  Security had an event of default.

^  Affiliated issuer (see Note F of Notes to Financial Statements).

±  See Note A-10 in the Notes to Financial Statements for the Fund's open derivatives at February 28, 2014.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$518,859	$2,428,818	$798,109	$8,517,474	$37,695
Affiliated issuers	—	—	—	6,151,259	—
	518,859	2,428,818	798,109	14,668,733	37,695
Foreign currency	—	248	—	—	—
Deposits with brokers for open option contracts	—	9,398	—	—	—
Dividends and interest receivable	618	10,355	758	17,228	48
Receivable for securities sold	1,727	—	49,277	14,461	115
Receivable for Fund shares sold	417	2,498	529	26,048	18
Receivable from Management—net (Note B)	24	—	—	—	13
Prepaid expenses and other assets	45	59	58	244	13
Total Assets	521,690	2,451,376	848,731	14,726,714	37,902
Liabilities
Options contracts written, at value** (Note A)	—	573	—	—	—
Due to custodian	—	—	—	—	—
Payable for securities purchased	1,722	11,730	51,632	19,522	—
Payable for Fund shares redeemed	293	10,022	525	15,612	—
Payable to investment manager—net (Note B)	381	865	310	7,245	21
Payable to administrator—net (Note B)	—	864	173	2,621	—
Payable to trustees	3	3	3	3	3
Accrued expenses and other payables	227	398	193	1,607	64
Total Liabilities	2,626	24,455	52,836	46,610	88
Net Assets	$519,064	$2,426,921	$795,895	$14,680,104	$37,814
Net Assets consist of:
Paid-in capital	$532,134	$2,082,599	$570,526	$7,490,567	$33,704
Undistributed net investment income (loss)	—	—	978	—	—
Distributions in excess of net investment income	(121)	(6,855)	—	(5,179)	(120)
Accumulated net realized gains (losses) on investments	(29,671)	71,375	48,729	515,266	144
Net unrealized appreciation (depreciation) in value of investments	16,722	279,802	175,662	6,679,450	4,086
Net Assets	$519,064	$2,426,921	$795,895	$14,680,104	$37,814
Net Assets
Investor Class	$—	$—	$682,002	$2,676,944	$—
Trust Class	—	—	95,429	3,286,827	—
Advisor Class	—	—	6,772	668,387	—
Institutional Class	427,952	1,245,523	7,835	5,669,078	37,308
Class A	18,143	724,956	2,862	—	358
Class C	5,336	453,234	995	—	148
Class R3	480	3,208	—	—	—
Class R6	67,153	—	—	2,378,868	—

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$85,784	$59,926	$1,458,487	$1,106,630	$261,534
Affiliated issuers	—	—	—	—	—
	85,784	59,926	1,458,487	1,106,630	261,534
Foreign currency	—	67	—	1,564	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	242	—	2,181	2,852	603
Receivable for securities sold	—	1,675	731	7,664	1,450
Receivable for Fund shares sold	12	—	795	1,470	26
Receivable from Management—net (Note B)	—	3	—	—	—
Prepaid expenses and other assets	14	36	113	62	37
Total Assets	86,052	61,707	1,462,307	1,120,242	263,650
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Due to custodian	—	—	—	—	—
Payable for securities purchased	—	926	—	668	311
Payable for Fund shares redeemed	1	—	761	5,337	77
Payable to investment manager—net (Note B)	55	50	535	532	107
Payable to administrator—net (Note B)	1	—	310	166	36
Payable to trustees	3	5	3	3	3
Accrued expenses and other payables	68	126	316	217	107
Total Liabilities	128	1,107	1,925	6,923	641
Net Assets	$85,924	$60,600	$1,460,382	$1,113,319	$263,009
Net Assets consist of:
Paid-in capital	$74,610	$57,057	$973,360	$1,204,734	$261,045
Undistributed net investment income (loss)	—	(315)	2,299	—	—
Distributions in excess of net investment income	(9)	—	—	(9,745)	(1,000)
Accumulated net realized gains (losses) on investments	(2,699)	2,491	71,687	(279,341)	(49,265)
Net unrealized appreciation (depreciation) in value of investments	14,022	1,367	413,036	197,671	52,229
Net Assets	$85,924	$60,600	$1,460,382	$1,113,319	$263,009
Net Assets
Investor Class	$—	$—	$1,143,542	$129,961	$—
Trust Class	—	—	138,342	114,225	14,211
Advisor Class	—	—	333	—	—
Institutional Class	85,293	60,231	117,588	838,824	229,965
Class A	488	261	56,839	25,633	11,347
Class C	143	108	3,142	4,620	4,540
Class R3	—	—	596	—	2,946
Class R6	—	—	—	56	—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	24,300	65,531	—
Trust Class	—	—	4,900	52,026	—
Advisor Class	—	—	550	20,753	—
Institutional Class	26,601	100,430	279	93,527	3,470
Class A	1,132	58,678	148	—	33
Class C	342	36,898	83	—	14
Class R3	30	260	—	—	—
Class R6	4,172	—	—	39,243	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$28.07	$40.85	$—
Trust Class	—	—	19.48	63.18	—
Advisor Class	—	—	12.31	32.21	—
Institutional Class	16.09	12.40	28.10	60.61	10.75
Class R3	15.77	12.34	—	—	—
Class R6	16.10	—	—	60.62	—
Net Asset Value and redemption price per share
Class A	$16.02	$12.35	$19.34	$—	$10.70
Offering Price per share
Class A‡	$17.00	$13.10	$20.52	$—	$11.35
Net Asset Value and offering price per share
Class C^	$15.59	$12.28	$12.03	$—	$10.49
*Cost of Investments:
Unaffiliated issuers	$502,136	$2,149,035	$622,447	$4,436,588	$33,610
Affiliated issuers	—	—	—	3,552,694	—
Total cost of investments	$502,136	$2,149,035	$622,447	$7,989,282	$33,610
Total cost of foreign currency	$—	$248	$—	$—	$—
**Premium received from options written	$—	$598	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	59,406	6,275	—
Trust Class	—	—	9,649	4,957	1,257
Advisor Class	—	—	20	—	—
Institutional Class	7,817	5,599	6,100	74,141	20,387
Class A	45	24	3,997	1,113	1,011
Class C	13	10	193	202	409
Class R3	—	—	36	—	264
Class R6	—	—	—	5	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$19.25	$20.71	$—
Trust Class	—	—	14.34	23.04	11.30
Advisor Class	—	—	16.58	—	—
Institutional Class	10.91	10.76	19.28	11.31	11.28
Class R3	—	—	16.57	—	11.15
Class R6	—	—	—	11.41	—
Net Asset Value and redemption price per share
Class A	$10.86	$10.74	$14.22	$23.04	$11.22
Offering Price per share
Class A‡	$11.52	$11.40	$15.09	$24.45	$11.90
Net Asset Value and offering price per share
Class C^	$10.70	$10.69	$16.27	$22.84	$11.10
*Cost of Investments:
Unaffiliated issuers	$71,762	$58,543	$1,045,479	$909,055	$209,326
Affiliated issuers	—	—	—	—	—
Total cost of investments	$71,762	$58,543	$1,045,479	$909,055	$209,326
Total cost of foreign currency	$—	$67	$—	$1,564	$—
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$269,770	$266,703	$1,694,071	$1,012,130	$78,280
Affiliated issuers	—	—	—	—	—
	269,770	266,703	1,694,071	1,012,130	78,280
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	69	341	3,505	341	60
Receivable for securities sold	333	6,064	14,900	11,382	—
Receivable for Fund shares sold	459	117	315	858	96
Receivable from Management—net (Note B)	—	—	—	—	—
Prepaid expenses and other assets	28	46	92	69	32
Total Assets	270,659	273,271	1,712,883	1,024,780	78,468
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Due to custodian	—	—	—	—	—
Payable for securities purchased	2,540	1,352	10,944	6,341	—
Payable for Fund shares redeemed	159	1,802	1,505	1,169	136
Payable to investment manager—net (Note B)	168	112	620	386	14
Payable to administrator—net (Note B)	18	41	415	190	18
Payable to trustees	3	3	3	3	3
Accrued expenses and other payables	55	119	351	231	58
Total Liabilities	2,943	3,429	13,838	8,320	229
Net Assets	$267,716	$269,842	$1,699,045	$1,016,460	$78,239
Net Assets consist of:
Paid-in capital	$190,073	$149,521	$1,353,434	$662,462	$57,466
Undistributed net investment income (loss)	—	—	5,853	—	361
Distributions in excess of net investment income	(744)	(2,685)	—	(22,679)	—
Accumulated net realized gains (losses) on investments	5,973	72,323	128,721	41,680	3,973
Net unrealized appreciation (depreciation) in value of investments	72,414	50,683	211,037	334,997	16,439
Net Assets	$267,716	$269,842	$1,699,045	$1,016,460	$78,239
Net Assets
Investor Class	$—	$17,287	$1,200,029	$429,553	$40,571
Trust Class	—	—	148,336	66,911	13,677
Advisor Class	—	—	218,594	10,295	—
Institutional Class	234,178	191,880	127,033	382,178	18,216
Class A	21,107	35,317	2,368	103,554	3,843
Class C	12,431	25,215	2,562	5,965	1,595
Class R3	—	143	123	8,541	337
Class R6	—	—	—	9,463	—

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,234,416	$943,720	$96,049	$94,689	$2,390,334
Affiliated issuers	—	—	—	—	—
	2,234,416	943,720	96,049	94,689	2,390,334
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	4,587	618	66	10	5,128
Receivable for securities sold	4,919	1,920	2,827	5,218	—
Receivable for Fund shares sold	8,016	1,668	60	584	2,767
Receivable from Management—net (Note B)	—	—	—	13	—
Prepaid expenses and other assets	48	73	30	40	86
Total Assets	2,251,986	947,999	99,032	100,554	2,398,315
Liabilities
Options contracts written, at value** (Note A)	—	—	—	—	—
Due to custodian	—	—	1,124	—	—
Payable for securities purchased	9,186	5,952	223	5,258	—
Payable for Fund shares redeemed	1,466	1,394	248	37	1,704
Payable to investment manager—net (Note B)	850	563	40	59	830
Payable to administrator—net (Note B)	303	80	15	—	516
Payable to trustees	3	3	3	3	3
Accrued expenses and other payables	227	198	68	92	348
Total Liabilities	12,035	8,190	1,721	5,449	3,401
Net Assets	$2,239,951	$939,809	$97,311	$95,105	$2,394,914
Net Assets consist of:
Paid-in capital	$1,790,548	$862,824	$74,780	$90,261	$1,631,181
Undistributed net investment income (loss)	3,252	—	—	(962)	7,127
Distributions in excess of net investment income	—	(295)	(171)	—	—
Accumulated net realized gains (losses) on investments	25,231	2,119	6,130	(5,878)	137,626
Net unrealized appreciation (depreciation) in value of investments	420,920	75,161	16,572	11,684	618,980
Net Assets	$2,239,951	$939,809	$97,311	$95,105	$2,394,914
Net Assets
Investor Class	$—	$—	$—	$58,199	$812,872
Trust Class	—	301,242	—	6,764	452,450
Advisor Class	—	—	—	4,505	—
Institutional Class	2,079,082	403,077	47,714	18,131	655,705
Class A	126,838	165,178	33,524	4,971	133,814
Class C	34,031	39,905	16,073	1,986	37,083
Class R3	—	19,881	—	549	29,435
Class R6	—	10,526	—	—	273,555

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	2,183	38,033	29,319	1,862
Trust Class	—	—	6,492	2,866	730
Advisor Class	—	—	11,660	432	—
Institutional Class	15,908	24,124	4,006	25,685	836
Class A	1,453	4,462	104	4,437	205
Class C	880	3,293	141	254	86
Class R3	—	18	6	358	18
Class R6	—	—	—	635	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.92	$31.55	$14.65	$21.78
Trust Class	—	—	22.85	23.34	18.75
Advisor Class	—	—	18.75	23.81	—
Institutional Class	14.72	7.95	31.71	14.88	21.80
Class R3	—	7.87	18.95	23.85	18.75
Class R6	—	—	—	14.89	—
Net Asset Value and redemption price per share
Class A	$14.53	$7.91	$22.86	$23.34	$18.73
Offering Price per share
Class A‡	$15.42	$8.39	$24.25	$24.76	$19.87
Net Asset Value and offering price per share
Class C^	$14.12	$7.66	$18.13	$23.46	$18.58
*Cost of Investments:
Unaffiliated issuers	$197,356	$216,020	$1,483,034	$677,133	$61,841
Affiliated issuers	—	—	—	—	—
Total cost of investments	$197,356	$216,020	$1,483,034	$677,133	$61,841
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014	February 28, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	1,957	23,239
Trust Class	—	22,445	—	210	19,693
Advisor Class	—	—	—	211	—
Institutional Class	135,937	29,953	4,470	600	18,731
Class A	8,348	12,312	3,180	153	5,867
Class C	2,291	2,976	1,607	95	1,654
Class R3	—	1,483	—	26	1,300
Class R6	—	782	—	—	7,813
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$29.75	$34.98
Trust Class	—	13.42	—	32.25	22.98
Advisor Class	—	—	—	21.31	—
Institutional Class	15.29	13.46	10.67	30.23	35.01
Class R3	—	13.40	—	21.36	22.63
Class R6	—	13.46	—	—	35.01
Net Asset Value and redemption price per share
Class A	$15.19	$13.42	$10.54	$32.45	$22.81
Offering Price per share
Class A‡	$16.12	$14.24	$11.18	$34.43	$24.20
Net Asset Value and offering price per share
Class C^	$14.85	$13.41	$10.00	$20.86	$22.42
*Cost of Investments:
Unaffiliated issuers	$1,813,496	$868,559	$79,477	$83,005	$1,771,426
Affiliated issuers	—	—	—	—	—
Total cost of investments	$1,813,496	$868,559	$79,477	$83,005	$1,771,426
Total cost of foreign currency	$—	$—	$—	$—	$—
**Premium received from options written	$—	$—	$—	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

VALUE FUND
February 28, 2014
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$14,010
Affiliated issuers	—
14,010
Foreign currency	—
Deposits with brokers for open option contracts	—
Dividends and interest receivable	30
Receivable for securities sold	1,351
Receivable for Fund shares sold	26
Receivable from Management—net (Note B)	17
Prepaid expenses and other assets	23
Total Assets	15,457
Liabilities
Options contracts written, at value** (Note A)	—
Due to custodian	865
Payable for securities purchased	126
Payable for Fund shares redeemed	—
Payable to investment manager—net (Note B)	6
Payable to administrator—net (Note B)	—
Payable to trustees	3
Accrued expenses and other payables	57
Total Liabilities	1,057
Net Assets	$14,400
Net Assets consist of:
Paid-in capital	$12,706
Undistributed net investment income (loss)	43
Distributions in excess of net investment income	—
Accumulated net realized gains (losses) on investments	680
Net unrealized appreciation (depreciation) in value of investments	971
Net Assets	$14,400
Net Assets
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	8,071
Class A	5,918
Class C	411
Class R3	—
Class R6	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

VALUE FUND
February 28, 2014
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	523
Class A	385
Class C	27
Class R3	—
Class R6	—
Net Asset Value, offering and redemption price per share
Investor Class	$—
Trust Class	—
Advisor Class	—
Institutional Class	15.42
Class R3	—
Class R6	—
Net Asset Value and redemption price per share
Class A	$15.36
Offering Price per share
Class A‡	$16.30
Net Asset Value and offering price per share
Class C^	$15.20
*Cost of Investments:
Unaffiliated issuers	$13,039
Affiliated issuers	—
Total cost of investments	$13,039
Total cost of foreign currency	$—
**Premium received from options written	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,309	$43,660	$5,389	$43,174	$243
Dividend income—affiliated issuers (Note F)	—	—	—	45,703	—
Interest income—unaffiliated issuers	—	951	—	1	—
Foreign taxes withheld (Note A)	(330)	(743)	(45)	(823)	(18)
Total income	$2,979	$43,868	$5,344	$88,055	$225
Expenses:
Investment management fees (Note B)	2,392	6,165	1,978	47,138	134
Administration fees (Note B)	145	800	226	4,294	11
Administration fees (Note B):
Investor Class	—	—	658	2,626	—
Trust Class	—	—	129	5,684	—
Advisor Class	—	—	11	1,141	—
Institutional Class	186	597	5	2,612	16
Class A	12	877	3	—	—
Class C	5	461	1	—	—
Class R3	—	3	—	—	—
Class R6	6	—	—	187	—
Distribution fees (Note B):
Trust Class	—	—	38	—	—
Advisor Class	—	—	8	839	—
Class A	15	1,096	3	—	—
Class C	24	2,308	4	—	1
Class R3	1	7	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	171	793	—
Trust Class	—	—	4	170	—
Advisor Class	—	—	1	108	—
Institutional Class	42	67	1	276	2
Class A	2	98	—	—	—
Class C	1	38	—	—	—
Class R3	—	1	—	—	—
Class R6	2	—	—	67	—
Audit fees	29	31	31	31	28
Custodian and accounting fees	540	321	103	911	38
Insurance expense	7	63	13	245	—
Legal fees (Note H for International Equity Fund)	43	35	35	46	35
Registration and filing fees	75	87	48	136	24
Repayment to Management of expenses previously assumed by Management (Note B)	—	1	—	69	—
Shareholder reports	11	142	24	504	5
Trustees' fees and expenses	20	20	20	20	20
Miscellaneous	10	79	16	284	1
Total expenses	3,568	13,297	3,531	68,181	315
See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$816	$166	$12,099	$8,937	$1,893
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	—	—	—
Foreign taxes withheld (Note A)	(26)	(10)	(100)	(846)	(204)
Total income	$790	$156	$11,999	$8,091	$1,689
Expenses:
Investment management fees (Note B)	342	323	3,456	4,549	683
Administration fees (Note B)	24	18	419	339	75
Administration fees (Note B):
Investor Class	—	—	1,107	130	—
Trust Class	—	—	235	200	24
Advisor Class	—	—	2	—	—
Institutional Class	36	26	46	387	97
Class A	1	—	46	20	10
Class C	—	—	3	3	4
Class R3	—	—	1	—	3
Class R6	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	69	—	7
Advisor Class	—	—	1	—	—
Class A	—	—	57	25	13
Class C	1	1	16	15	22
Class R3	—	—	1	—	7
Shareholder servicing agent fees:
Investor Class	—	—	354	55	—
Trust Class	—	—	7	24	4
Advisor Class	—	—	—	—	—
Institutional Class	3	10	4	33	8
Class A	—	—	3	2	2
Class C	—	—	1	—	1
Class R3	—	—	—	—	—
Class R6	—	—	—	1	—
Audit fees	28	19	31	32	31
Custodian and accounting fees	42	24	166	325	115
Insurance expense	1	—	24	19	4
Legal fees (Note H for International Equity Fund)	35	44	36	85	36
Registration and filing fees	24	40	55	93	45
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	4	—	—
Shareholder reports	6	7	55	35	11
Trustees' fees and expenses	20	19	20	20	20
Miscellaneous	3	1	29	26	9
Total expenses	566	532	6,248	6,418	1,231

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Expenses reimbursed by Management (Note B)	(519)	—	(1)	—	(109)
Investment management fees waived (Note B)	—	—	—	—	—
Total net expenses	3,049	13,297	3,530	68,181	206
Net investment income (loss)	$(70)	$30,571	$1,814	$19,874	$19
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(3,387)	107,925	63,767	462,082	357
Sales of investment securities of affiliated issuers	—	—	—	188,709	—
Foreign currency	(373)	(83)	—	(11)	(4)
Options written	—	1,172	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	24,952	151,438	44,303	747,022	4,494
Affiliated investment securities	—	—	—	369,673	—
Foreign currency	14	6	—	(1)	1
Options written	—	199	—	—	—
Net gain (loss) on investments	21,206	260,657	108,070	1,767,474	4,848
Net increase (decrease) in net assets resulting from operations	$21,136	$291,228	$109,884	$1,787,348	$4,867

*  Net of foreign capital gains tax $(38,952).

**  Change in accrued foreign capital gains tax of $7,142.

See Notes to Financial Statements

	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND	INTERNATIONAL EQUITY FUND	INTERNATIONAL LARGE CAP FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Expenses reimbursed by Management (Note B)	(62)	(90)	—	(179)	(37)
Investment management fees waived (Note B)	—	—	—	(1,044)	—
Total net expenses	504	442	6,248	5,195	1,194
Net investment income (loss)	$286	$(286)	$5,751	$2,896	$495
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,964	3,084 *	103,873	47,129	5,365
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	(12)	(2)	(20)	(180)	(30)
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	8,761	1,323 **	81,153	77,242	23,393
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	31	116	24
Options written	—	—	—	—	—
Net gain (loss) on investments	10,713	4,405	185,037	124,307	28,752
Net increase (decrease) in net assets resulting from operations	$10,999	$4,119	$190,788	$127,203	$29,247

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$709	$3,368	$16,350	$1,975	$1,000
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	—	7	16	12	1
Foreign taxes withheld (Note A)	—	(38)	(27)	(6)	—
Total income	$709	$3,337	$16,339	$1,981	$1,001
Expenses:
Investment management fees (Note B)	1,023	1,245	4,037	2,347	201
Administration fees (Note B)	72	139	500	273	22
Administration fees (Note B):
Investor Class	—	17	1,183	403	44
Trust Class	—	—	261	104	23
Advisor Class	—	—	362	19	—
Institutional Class	95	172	51	145	5
Class A	18	37	2	96	4
Class C	12	26	2	5	1
Class R3	—	—	—	7	—
Class R6	—	—	—	1	—
Distribution fees (Note B):
Trust Class	—	—	77	—	7
Advisor Class	—	—	265	14	—
Class A	22	46	2	119	5
Class C	57	128	9	26	7
Class R3	—	—	—	18	1
Shareholder servicing agent fees:
Investor Class	—	11	308	163	16
Trust Class	—	—	12	4	5
Advisor Class	—	—	13	1	—
Institutional Class	9	31	7	18	1
Class A	3	4	1	18	1
Class C	1	2	—	2	—
Class R3	—	—	—	1	—
Class R6	—	—	—	—	—
Audit fees	12	12	31	12	12
Custodian and accounting fees	48	89	171	125	40
Insurance expense	3	11	32	15	1
Legal fees (Note H for International Equity Fund)	35	35	37	45	37
Registration and filing fees	25	44	57	77	43
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	3
Shareholder reports	9	35	68	59	9
Trustees' fees and expenses	20	19	20	20	20
Miscellaneous	4	13	39	18	2
Total expenses	1,468	2,116	7,547	4,155	510

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$16,128	$14,567	$373	$216	$21,128
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	18	3	—	1	1
Foreign taxes withheld (Note A)	(181)	(21)	(4)	—	(259)
Total income	$15,965	$14,549	$369	$217	$20,870
Expenses:
Investment management fees (Note B)	4,873	3,705	269	361	5,439
Administration fees (Note B)	553	278	29	25	698
Administration fees (Note B):
Investor Class	—	—	—	53	809
Trust Class	—	521	—	11	760
Advisor Class	—	—	—	7	—
Institutional Class	781	176	23	7	281
Class A	87	163	33	3	123
Class C	20	40	15	2	32
Class R3	—	17	—	1	28
Class R6	—	1	—	—	26
Distribution fees (Note B):
Trust Class	—	153	—	3	223
Advisor Class	—	—	—	5	—
Class A	109	204	41	4	154
Class C	99	200	75	8	162
Class R3	—	44	—	1	69
Shareholder servicing agent fees:
Investor Class	—	—	—	35	313
Trust Class	—	34	—	7	29
Advisor Class	—	—	—	1	—
Institutional Class	281	22	3	5	29
Class A	9	37	4	1	19
Class C	2	12	1	—	4
Class R3	—	2	—	—	2
Class R6	—	1	—	—	9
Audit fees	12	32	29	12	12
Custodian and accounting fees	155	116	27	49	239
Insurance expense	22	20	2	2	41
Legal fees (Note H for International Equity Fund)	36	47	35	35	44
Registration and filing fees	84	101	27	50	76
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	—
Shareholder reports	33	61	9	19	94
Trustees' fees and expenses	20	20	20	20	20
Miscellaneous	26	19	3	3	54
Total expenses	7,202	6,026	645	730	9,789

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Expenses reimbursed by Management (Note B)	(169)	(147)	(1)	(34)	—
Investment management fees waived (Note B)	—	—	—	—	(128)
Total net expenses	1,299	1,969	7,546	4,121	382
Net investment income (loss)	$(590)	$1,368	$8,793	$(2,140)	$619
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9,530	81,743	190,234	48,593	5,098
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	33,474	(26,510)	33,883	100,045	3,556
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	43,004	55,233	224,117	148,638	8,654
Net increase (decrease) in net assets resulting from operations	$42,414	$56,601	$232,910	$146,498	$9,273

See Notes to Financial Statements

	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SELECT EQUITIES FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014	For the Six Months Ended February 28, 2014
Expenses reimbursed by Management (Note B)	—	(1,231)	(115)	(222)	—
Investment management fees waived (Note B)	—	—	—	—	—
Total net expenses	7,202	4,795	530	508	9,789
Net investment income (loss)	$8,763	$9,754	$(161)	$(291)	$11,081
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	36,645	16,527	9,354	15,901	181,187
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	—	—	—	—	41
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	208,045	67,238	3,914	2,131	132,108
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	77
Options written	—	—	—	—	—
Net gain (loss) on investments	244,690	83,765	13,268	18,032	313,413
Net increase (decrease) in net assets resulting from operations	$253,453	$93,519	$13,107	$17,741	$324,494

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

VALUE FUND
For the Six Months Ended February 28, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$126
Dividend income—affiliated issuers (Note F)	—
Interest income—unaffiliated issuers	—
Foreign taxes withheld (Note A)	—
Total income	$126
Expenses:
Investment management fees (Note B)	36
Administration fees (Note B)	4
Administration fees (Note B):
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	4
Class A	5
Class C	—
Class R3	—
Class R6	—
Distribution fees (Note B):
Trust Class	—
Advisor Class	—
Class A	6
Class C	2
Class R3	—
Shareholder servicing agent fees:
Investor Class	—
Trust Class	—
Advisor Class	—
Institutional Class	1
Class A	1
Class C	—
Class R3	—
Class R6	—
Audit fees	30
Custodian and accounting fees	18
Insurance expense	—
Legal fees (Note H for International Equity Fund)	35
Registration and filing fees	22
Repayment to Management of expenses previously assumed by Management (Note B)	—
Shareholder reports	4
Trustees' fees and expenses	20
Miscellaneous	1
Total expenses	189

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

VALUE FUND
For the Six Months Ended February 28, 2014
Expenses reimbursed by Management (Note B)	(131)
Investment management fees waived (Note B)	—
Total net expenses	58
Net investment income (loss)	$68
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	891
Sales of investment securities of affiliated issuers	—
Foreign currency	—
Options written	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	791
Affiliated investment securities	—
Foreign currency	—
Options written	—
Net gain (loss) on investments	1,682
Net increase (decrease) in net assets resulting from operations	$1,750

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(70)	$3,365	$30,571	$63,142	$1,814	$4,610
Net realized gain (loss) on investments	(3,760)	(3,466)	109,014	98,655	63,767	68,341
Change in net unrealized appreciation (depreciation) of investments	24,966	(13,569)	151,643	(52,438)	44,303	66,874
Net increase (decrease) in net assets resulting from operations	21,136	(13,670)	291,228	109,359	109,884	139,825
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(4,481)	(3,453)
Trust Class	—	—	—	—	(788)	(117)
Advisor Class	—	—	—	—	(78)	(55)
Institutional Class	(2,211)	(875)	(15,930)	(47,127)	(63)	(185)
Class A	(44)	(10)	(9,045)	(33,492)	(26)	(7)
Class C	—	—	(2,768)	(10,272)	(8)	(3)
Class R3	(0)	—	(22)	(49)	—	—
Class R6	(322)	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(60,554)	—
Trust Class	—	—	—	—	(10,218)	—
Advisor Class	—	—	—	—	(1,196)	—
Institutional Class	—	—	(53,825)	(12,237)	(687)	—
Class A	—	—	(32,749)	(9,976)	(346)	—
Class C	—	—	(19,169)	(3,952)	(156)	—
Class R3	—	—	(120)	(16)	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(2,577)	(885)	(133,628)	(117,121)	(78,601)	(3,820)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	3,361	28,847
Trust Class	—	—	—	—	42,134	42,596
Advisor Class	—	—	—	—	1,075	1,421
Institutional Class	94,331	296,114	159,247	582,068	1,184	15,650
Class A	12,785	7,538	86,303	477,410	1,009	1,659
Class C	1,643	3,593	24,674	149,578	292	225
Class R3	313	987	712	4,525	—	—
Class R6	35,032	34,597	—	—	—	—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$19,874	$92,811	$19	$41
Net realized gain (loss) on investments	650,780	1,213,928	353	192
Change in net unrealized appreciation (depreciation) of investments	1,116,694	1,318,251	4,495	(507)
Net increase (decrease) in net assets resulting from operations	1,787,348	2,624,990	4,867	(274)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(14,160)	(12,713)	—	—
Trust Class	(9,767)	(6,707)	—	—
Advisor Class	(1,102)	(1,895)	—	—
Institutional Class	(28,752)	(29,115)	(124)	—
Class A	—	—	(0)	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	(11,686)	—	—	—
Net realized gain on investments:
Investor Class	(268,491)	(134,977)	—	—
Trust Class	(230,260)	(120,167)	—	—
Advisor Class	(85,820)	(41,050)	—	—
Institutional Class	(405,448)	(233,502)	(308)	—
Class A	—	—	(2)	—
Class C	—	—	(1)	—
Class R3	—	—	—	—
Class R6	(148,140)	—	—	—
Total distributions to shareholders	(1,203,626)	(580,126)	(435)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	197,514	346,454	—	—
Trust Class	198,823	329,155	—	—
Advisor Class	86,612	150,460	—	—
Institutional Class	562,753	1,247,941	27	30,851
Class A	—	—	200	64
Class C	—	—	66	17
Class R3	—	—	—	—
Class R6	1,327,881	988,848	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	57,841	3,037
Trust Class	—	—	—	—	10,913	113
Advisor Class	—	—	—	—	1,253	54
Institutional Class	1,376	580	52,592	42,019	686	166
Class A	24	8	38,137	39,711	337	5
Class C	—	—	14,982	9,152	143	2
Class R3	—	—	93	34	—	—
Class R6	322	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(47,171)	(55,470)
Trust Class	—	—	—	—	(13,583)	(5,279)
Advisor Class	—	—	—	—	(1,266)	(2,393)
Institutional Class	(58,724)	(73,488)	(481,133)	(391,773)	(17,560)	(4,586)
Class A	(2,416)	(4,314)	(492,473)	(494,504)	(322)	(777)
Class C	(604)	(694)	(77,605)	(70,816)	(6)	(9)
Class R3	(26)	(1,073)	(328)	(2,924)	—	—
Class R6	(330)	—	—	—	—	—
Net increase (decrease) from Fund share transactions	83,726	263,848	(674,799)	344,480	40,320	25,261
Net Increase (Decrease) in Net Assets	102,285	249,293	(517,199)	336,718	71,603	161,266
Net Assets:
Beginning of period	416,779	167,486	2,944,120	2,607,402	724,292	563,026
End of period	$519,064	$416,779	$2,426,921	$2,944,120	$795,895	$724,292
Undistributed net investment income (loss) at end of period	$—	$2,526	$—	$—	$978	$4,608
Distributions in excess of net investment income at end of period	$(121)	$—	$(6,855)	$(9,661)	$—	$—

See Notes to Financial Statements

	GENESIS FUND		GLOBAL EQUITY FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	273,964	143,080	—	—
Trust Class	233,324	122,344	—	—
Advisor Class	75,501	38,492	—	—
Institutional Class	417,802	256,618	431	—
Class A	—	—	2	—
Class C	—	—	1	—
Class R3	—	—	—	—
Class R6	159,826	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(301,428)	(657,617)	—	—
Trust Class	(518,706)	(828,383)	—	—
Advisor Class	(116,020)	(225,969)	—	—
Institutional Class	(1,635,212)	(2,259,163)	(1,005)	(1,429)
Class A	—	—	(18)	(28)
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	(108,557)	(35,308)	—	—
Net increase (decrease) from Fund share transactions	854,077	(383,048)	(296)	29,475
Net Increase (Decrease) in Net Assets	1,437,799	1,661,816	4,136	29,201
Net Assets:
Beginning of period	13,242,305	11,580,489	33,678	4,477
End of period	$14,680,104	$13,242,305	$37,814	$33,678
Undistributed net investment income (loss) at end of period	$—	$40,414	$—	$(15)
Distributions in excess of net investment income at end of period	$(5,179)	$—	$(120)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Period from July 17, 2013 (Commencement of Operations) to August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$286	$295	$(286)	$(65)	$5,751	$10,049
Net realized gain (loss) on investments	1,952	(1,109)	3,082	248	103,853	125,045
Change in net unrealized appreciation (depreciation) of investments	8,761	4,947	1,323	44	81,184	107,577
Net increase (decrease) in net assets resulting from operations	10,999	4,133	4,119	227	190,788	242,671
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(5,725)	(11,549)
Trust Class	—	—	—	—	(769)	(1,615)
Advisor Class	—	—	—	—	(8)	(4)
Institutional Class	(374)	(276)	—	—	(704)	(850)
Class A	(1)	(4)	—	—	(297)	(286)
Class C	—	—	—	—	(0)	(7)
Class R3	—	—	—	—	(2)	(0)
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	(104,953)	(25,562)
Trust Class	—	—	—	—	(17,108)	(3,874)
Advisor Class	—	—	—	—	(197)	(17)
Institutional Class	—	—	(798)	—	(9,818)	(1,633)
Class A	—	—	(4)	—	(5,882)	(664)
Class C	—	—	(1)	—	(363)	(41)
Class R3	—	—	—	—	(58)	(5)
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(375)	(280)	(803)	—	(145,884)	(46,107)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	13,861	16,860
Trust Class	—	—	—	—	7,803	19,315
Advisor Class	—	—	—	—	1,399	247
Institutional Class	8,261	33,157	8,225	56,198	28,817	31,571
Class A	5	1,783	151	116	21,070	17,756
Class C	18	21	—	100	870	1,286
Class R3	—	—	—	—	194	273
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	INTERNATIONAL EQUITY FUND		INTERNATIONAL LARGE CAP FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,896	$12,302	$495	$3,023
Net realized gain (loss) on investments	46,949	21,830	5,335	8,658
Change in net unrealized appreciation (depreciation) of investments	77,358	44,586	23,417	13,257
Net increase (decrease) in net assets resulting from operations	127,203	78,718	29,247	24,938
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,141)	—	—	—
Trust Class	(881)	—	(129)	(171)
Advisor Class	—	—	—	—
Institutional Class	(15,790)	(7,601)	(2,764)	(2,605)
Class A	(155)	—	(101)	(104)
Class C	(8)	—	(13)	(22)
Class R3	—	—	(23)	(5)
Class R6	(1)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(17,976)	(7,601)	(3,030)	(2,907)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,047	2,966	—	—
Trust Class	11,213	13,895	406	3,235
Advisor Class	—	—	—	—
Institutional Class	126,031	305,607	14,508	29,228
Class A	13,074	6,138	1,553	3,916
Class C	2,533	1,247	791	890
Class R3	—	—	416	2,273
Class R6	50	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Period from July 17, 2013 (Commencement of Operations) to August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	104,346	34,993
Trust Class	—	—	—	—	17,409	5,345
Advisor Class	—	—	—	—	195	17
Institutional Class	372	276	70	—	9,698	2,290
Class A	1	4	4	—	6,099	929
Class C	—	—	1	—	219	29
Class R3	—	—	—	—	37	1
Class R6	—	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	(56,329)	(113,780)
Trust Class	—	—	—	—	(17,198)	(27,072)
Advisor Class	—	—	—	—	(1,801)	(298)
Institutional Class	(6,934)	(13,854)	(7,756)	(35)	(12,955)	(16,535)
Class A	(206)	(1,925)	(17)	—	(4,503)	(5,298)
Class C	(31)	(40)	—	—	(545)	(265)
Class R3	—	—	—	—	(46)	(418)
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	1,486	19,422	678	56,379	118,640	(32,754)
Net Increase (Decrease) in Net Assets	12,110	23,275	3,994	56,606	163,544	163,810
Net Assets:
Beginning of period	73,814	50,539	56,606	—	1,296,838	1,133,028
End of period	$85,924	$73,814	$60,600	$56,606	$1,460,382	$1,296,838
Undistributed net investment income (loss) at end of period	$—	$80	$(315)	$(29)	$2,299	$4,053
Distributions in excess of net investment income at end of period	$(9)	$—	$—	$—	$—	$—

See Notes to Financial Statements

	INTERNATIONAL EQUITY FUND		INTERNATIONAL LARGE CAP FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,057	—	—	—
Trust Class	851	—	124	157
Advisor Class	—	—	—	—
Institutional Class	14,839	7,492	2,645	2,489
Class A	142	—	94	100
Class C	5	—	2	3
Class R3	—	—	23	5
Class R6	1	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	147,787	—	—
Trust Class	—	117,674	—	—
Class A	—	6,829	—	—
Class C	—	658	—	—
Payments for shares redeemed:
Investor Class	(12,782)	(29,620)	—	—
Trust Class	(22,359)	(23,377)	(1,786)	(5,361)
Advisor Class	—	—	—	—
Institutional Class	(152,927)	(96,929)	(10,614)	(22,065)
Class A	(2,182)	(425)	(686)	(3,944)
Class C	(116)	(10)	(726)	(956)
Class R3	—	—	(386)	(179)
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	(18,523)	459,932	6,364	9,791
Net Increase (Decrease) in Net Assets	90,704	531,049	32,581	31,822
Net Assets:
Beginning of period	1,022,615	491,566	230,428	198,606
End of period	$1,113,319	$1,022,615	$263,009	$230,428
Undistributed net investment income (loss) at end of period	$—	$5,335	$—	$1,535
Distributions in excess of net investment income at end of period	$(9,745)	$—	$(1,000)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(590)	$599	$1,368	$4,047	$8,793	$18,516
Net realized gain (loss) on investments	9,530	8,483	81,743	85,033	190,234	251,101
Change in net unrealized appreciation (depreciation) of investments	33,474	31,300	(26,510)	(13,128)	33,883	77,930
Net increase (decrease) in net assets resulting from operations	42,414	40,382	56,601	75,952	232,910	347,547
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(96)	(111)	(14,085)	(13,482)
Trust Class	—	—	—	—	(2,047)	(2,264)
Advisor Class	—	—	—	—	(3,265)	(3,397)
Institutional Class	(425)	—	(3,793)	(5,687)	(1,523)	(1,728)
Class A	(4)	—	(150)	(462)	(30)	—
Class C	—	—	—	(91)	(22)	(5)
Class R3	—	—	—	(2)	(2)	—
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	(2,365)	(777)	(168,785)	—
Trust Class	—	—	—	—	(27,921)	—
Advisor Class	—	—	—	—	(46,194)	—
Institutional Class	(8,209)	(2,306)	(58,879)	(25,427)	(16,225)	—
Class A	(723)	(123)	(5,183)	(3,134)	(394)	—
Class C	(448)	(113)	(3,776)	(1,516)	(350)	—
Class R3	—	—	(20)	(16)	(25)	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(9,809)	(2,542)	(74,262)	(37,223)	(280,868)	(20,876)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	861	1,849	9,097	25,522
Trust Class	—	—	—	—	3,835	9,218
Advisor Class	—	—	—	—	8,844	17,573
Institutional Class	31,643	49,202	46,380	132,077	15,665	27,922
Class A	6,416	8,162	2,993	25,150	974	639
Class C	1,626	4,310	3,107	2,633	1,822	1,058
Class R3	—	—	17	64	18	61
Class R6	—	—	—	—	—	—

See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(2,140)	$(1,871)	$619	$956
Net realized gain (loss) on investments	48,593	63,525	5,098	7,516
Change in net unrealized appreciation (depreciation) of investments	100,045	57,235	3,556	7,966
Net increase (decrease) in net assets resulting from operations	146,498	118,889	9,273	16,438
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(8,307)	—	(578)	(294)
Trust Class	(804)	—	(208)	(89)
Advisor Class	(127)	—	—	—
Institutional Class	(7,708)	—	(266)	(49)
Class A	(1,152)	—	(67)	(30)
Class C	(37)	—	(16)	(1)
Class R3	(75)	—	(5)	(1)
Class R6	(131)	—	—	—
Net realized gain on investments:
Investor Class	(18,698)	(18,920)	(1,556)	—
Trust Class	(1,868)	(1,443)	(618)	—
Advisor Class	(342)	(301)	—	—
Institutional Class	(15,723)	(10,717)	(633)	—
Class A	(2,826)	(2,328)	(195)	—
Class C	(158)	(73)	(69)	—
Class R3	(214)	(134)	(18)	—
Class R6	(260)	—	—	—
Total distributions to shareholders	(58,430)	(33,916)	(4,229)	(464)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,787	7,085	2,170	7,498
Trust Class	9,110	17,145	640	1,848
Advisor Class	1,650	3,116	—	—
Institutional Class	115,712	91,661	13,347	1,385
Class A	12,818	34,927	2,519	3,392
Class C	1,307	1,873	270	691
Class R3	2,364	3,150	40	533
Class R6	9,452	50	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	2,438	882	174,747	12,838
Trust Class	—	—	—	—	29,591	2,176
Advisor Class	—	—	—	—	48,458	3,330
Institutional Class	7,037	1,970	50,883	26,541	17,308	1,702
Class A	702	102	4,387	3,136	360	—
Class C	236	48	1,066	569	201	2
Class R3	—	—	10	3	10	—
Class R6	—	—	—	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(1,715)	(5,585)	(116,328)	(169,639)
Trust Class	—	—	—	—	(33,244)	(100,816)
Advisor Class	—	—	—	—	(23,938)	(78,135)
Institutional Class	(15,896)	(37,104)	(298,642)	(382,507)	(17,285)	(42,604)
Class A	(2,268)	(4,515)	(9,784)	(61,415)	(390)	(1,477)
Class C	(1,225)	(2,662)	(3,033)	(13,472)	(452)	(134)
Class R3	—	—	(268)	(47)	—	(611)
Class R6	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	28,271	19,513	(201,300)	(270,122)	119,293	(291,375)
Net Increase (Decrease) in Net Assets	60,876	57,353	(218,961)	(231,393)	71,335	35,296
Net Assets:
Beginning of period	206,840	149,487	488,803	720,196	1,627,710	1,592,414
End of period	$267,716	$206,840	$269,842	$488,803	$1,699,045	$1,627,710
Undistributed net investment income (loss) at end of period	$—	$275	$—	$—	$5,853	$18,034
Distributions in excess of net investment income at end of period	$(744)	$—	$(2,685)	$(14)	$—	$—

See Notes to Financial Statements

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	25,390	17,577	2,010	276
Trust Class	2,663	1,438	780	84
Advisor Class	419	269	—	—
Institutional Class	23,283	10,514	872	45
Class A	3,886	2,281	236	27
Class C	182	67	15	—
Class R3	276	126	23	—
Class R6	291	—	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(15,739)	(35,471)	(13,141)	(18,403)
Trust Class	(6,937)	(10,416)	(1,632)	(10,133)
Advisor Class	(4,823)	(3,279)	—	—
Institutional Class	(43,343)	(42,619)	(807)	(2,386)
Class A	(13,644)	(21,507)	(1,721)	(5,672)
Class C	(500)	(424)	(102)	(5)
Class R3	(488)	(1,315)	(565)	—
Class R6	(725)	—	—	—
Net increase (decrease) from Fund share transactions	126,391	76,248	4,954	(20,820)
Net Increase (Decrease) in Net Assets	214,459	161,221	9,998	(4,846)
Net Assets:
Beginning of period	802,001	640,780	68,241	73,087
End of period	$1,016,460	$802,001	$78,239	$68,241
Undistributed net investment income (loss) at end of period	$—	$(2,198)	$361	$882
Distributions in excess of net investment income at end of period	$(22,679)	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$8,763	$12,559	$9,754	$8,895	$(161)	$45
Net realized gain (loss) on investments	36,645	18,491	16,527	45,175	9,354	7,509
Change in net unrealized appreciation (depreciation) of investments	208,045	187,685	67,238	(91,260)	3,914	4,375
Net increase (decrease) in net assets resulting from operations	253,453	218,735	93,519	(37,190)	13,107	11,929
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(3,356)	(3,639)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(12,809)	(7,627)	(4,585)	(3,810)	(44)	—
Class A	(571)	(37)	(1,618)	(1,097)	—	—
Class C	(80)	(3)	(243)	(67)	—	—
Class R3	—	—	(144)	(66)	—	—
Class R6	—	—	(103)	(4)	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(15,896)	(8,564)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(26,066)	(4,824)	(20,434)	(7,205)	(4,582)	(2,157)
Class A	(1,431)	(29)	(8,435)	(2,687)	(2,810)	(2,114)
Class C	(322)	(5)	(2,096)	(715)	(1,393)	(878)
Class R3	—	—	(900)	(195)	—	—
Class R6	—	—	(460)	(13)	—	—
Total distributions to shareholders	(41,279)	(12,525)	(58,270)	(28,062)	(8,829)	(5,149)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	39,939	201,267	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	546,193	874,449	94,756	267,914	10,971	28,723
Class A	80,876	51,803	35,843	138,662	4,255	14,466
Class C	24,330	7,784	3,366	26,224	2,027	3,421
Class R3	—	—	6,583	15,875	—	—
Class R6	—	—	2,739	9,341	—	—

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(291)	$(709)	$11,081	$18,102
Net realized gain (loss) on investments	15,901	24,040	181,228	154,610
Change in net unrealized appreciation (depreciation) of investments	2,131	(2,206)	132,185	244,494
Net increase (decrease) in net assets resulting from operations	17,741	21,125	324,494	417,206
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(6,812)	(4,747)
Trust Class	—	—	(4,600)	(4,131)
Advisor Class	—	—	—	—
Institutional Class	—	—	(6,382)	(4,520)
Class A	—	—	(1,231)	(666)
Class C	—	—	(86)	(50)
Class R3	—	—	(204)	(119)
Class R6	—	—	(2,006)	—
Net realized gain on investments:
Investor Class	—	—	(50,122)	—
Trust Class	—	—	(40,943)	—
Advisor Class	—	—	—	—
Institutional Class	—	—	(40,032)	—
Class A	—	—	(11,439)	—
Class C	—	—	(3,098)	—
Class R3	—	—	(2,602)	—
Class R6	—	—	(11,964)	—
Total distributions to shareholders	—	—	(181,521)	(14,233)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,865	5,046	41,280	108,703
Trust Class	324	3,324	45,837	86,220
Advisor Class	673	797	—	—
Institutional Class	1,246	18,132	109,299	275,576
Class A	2,370	1,548	23,253	37,427
Class C	819	327	7,654	9,421
Class R3	146	161	4,273	8,874
Class R6	—	—	105,973	251,259

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SELECT EQUITIES FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	19,041	12,062	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	3,824	659	18,134	7,711	3,966	1,847
Class A	1,823	60	8,816	3,308	2,561	1,956
Class C	344	4	1,921	644	1,139	690
Class R3	—	—	899	194	—	—
Class R6	—	—	563	16	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(89,579)	(160,092)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(103,210)	(113,403)	(90,499)	(112,080)	(17,735)	(12,695)
Class A	(16,244)	(5,544)	(50,508)	(43,472)	(5,529)	(17,450)
Class C	(712)	(134)	(6,555)	(4,960)	(1,256)	(3,025)
Class R3	—	—	(3,558)	(4,379)	—	—
Class R6	—	—	(1,404)	(285)	—	—
Net increase (decrease) from Fund share transactions	537,224	815,678	(9,503)	357,950	399	17,933
Net Increase (Decrease) in Net Assets	749,398	1,021,888	25,746	292,698	4,677	24,713
Net Assets:
Beginning of period	1,490,553	468,665	914,063	621,365	92,634	67,921
End of period	$2,239,951	$1,490,553	$939,809	$914,063	$97,311	$92,634
Undistributed net investment income (loss) at end of period	$3,252	$7,949	$—	$—	$—	$34
Distributions in excess of net investment income at end of period	$—	$—	$(295)	$—	$(171)	$—

See Notes to Financial Statements

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	54,086	4,505
Trust Class	—	—	45,143	4,081
Advisor Class	—	—	—	—
Institutional Class	—	—	42,684	4,112
Class A	—	—	11,025	571
Class C	—	—	2,585	38
Class R3	—	—	2,739	116
Class R6	—	—	13,970	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Payments for shares redeemed:
Investor Class	(3,500)	(27,520)	(165,357)	(172,173)
Trust Class	(2,104)	(14,751)	(86,489)	(233,763)
Advisor Class	(602)	(3,932)	—	—
Institutional Class	(1,420)	(42,243)	(95,132)	(362,695)
Class A	(428)	(620)	(14,214)	(29,966)
Class C	(256)	(73)	(1,694)	(2,765)
Class R3	(101)	(61)	(3,842)	(5,531)
Class R6	—	—	(117,354)	(3,663)
Net increase (decrease) from Fund share transactions	(968)	(59,865)	25,719	(19,653)
Net Increase (Decrease) in Net Assets	16,773	(38,740)	168,692	383,320
Net Assets:
Beginning of period	78,332	117,072	2,226,222	1,842,902
End of period	$95,105	$78,332	$2,394,914	$2,226,222
Undistributed net investment income (loss) at end of period	$(962)	$(671)	$7,127	$17,367
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	VALUE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$68	$50
Net realized gain (loss) on investments	891	530
Change in net unrealized appreciation (depreciation) of investments	791	38
Net increase (decrease) in net assets resulting from operations	1,750	618
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(57)	(23)
Class A	(17)	(23)
Class C	—	(1)
Class R3	—	—
Class R6	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R3	—	—
Class R6	—	—
Total distributions to shareholders	(74)	(47)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	1,644	5,916
Class A	1,904	2,547
Class C	75	244
Class R3	—	—
Class R6	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	VALUE FUND
	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	29	23
Class A	15	22
Class C	—	1
Class R3	—	—
Class R6	—	—
Proceeds from shares issued in connection with the acquisition of International Fund (Note G):
Investor Class	—	—
Trust Class	—	—
Class A	—	—
Class C	—	—
Payments for shares redeemed:
Investor Class	—	—
Trust Class	—	—
Advisor Class	—	—
Institutional Class	(1,536)	(1,863)
Class A	(286)	(862)
Class C	(19)	(15)
Class R3	—	—
Class R6	—	—
Net increase (decrease) from Fund share transactions	1,826	6,013
Net Increase (Decrease) in Net Assets	3,502	6,584
Net Assets:
Beginning of period	10,898	4,314
End of period	$14,400	$10,898
Undistributed net investment income (loss) at end of period	$43	$49
Distributions in excess of net investment income at end of period	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except Greater China Equity, Real Estate and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-one offer Institutional Class shares, twenty offer Class A shares, twenty offer Class C shares, eleven offer Class R3 shares and six offer Class R6 shares. Greater China Equity had no operations until July 17, 2013 other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2014 were $125, $2,435, $4,545,240, $98,929, $22,466, $4,852, $1,110, $655, $33,373, $5,325 and $65 for Equity Income, Focus, Genesis, Guardian, Intrinsic Value, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value, Select Equities and Socially Responsive, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Greater China Equity, to continue to, and the intention of Greater China Equity to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2010-2012. As of February 28, 2014, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: net operating losses, contingent payment debt instrument basis adjustments, premium amortization adjustments, partnership and grantor trust income adjustments, deemed distributions on shareholder redemptions, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable distributions from stocks, ordinary loss netting to reduce short term capital gains, passive foreign investment companies gains and losses, return of capital distributions and characterization of distributions from real estate investment trusts ("REITs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended August 31, 2013, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Emerging Markets Equity	$(1)	$(580,454)	$580,455
Equity Income	(2)	19,729,962	(19,729,960)
Focus	(1)	1,131	(1,130)
Genesis	28,121,216	(1,967,784)	(26,153,432)
Global Equity	(540)	(49,924)	50,464
Global Thematic Opportunities	(763)	(149,260)	150,023
Greater China Equity	(162)	36,526	(36,364)
Guardian	—	(441,189)	441,189
International Equity	178,645,051	(2,030,931)	(176,614,120)
International Large Cap	—	(211,873)	211,873
Intrinsic Value	3	(58,658)	58,655
Large Cap Disciplined Growth	—	—	—
Large Cap Value	(1)	(477,589)	477,590
Mid Cap Growth	(1,894,619)	1,783,061	111,558
Mid Cap Intrinsic Value	2	(69,929)	69,927
Multi-Cap Opportunities	(1)	(195,294)	195,295
Real Estate	—	(212,600)	212,600
Select Equities	—	—	—
Small Cap Growth	(801,384)	801,385	(1)
Socially Responsive	—	(730,806)	730,806
Value	(1)	(895)	896

For tax purposes, distributions of short-term gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended August 31, 2013 and August 31, 2012 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2013		2012	2013		2012	2013		2012	2013		2012
Emerging Markets Equity	$884,719		$746,994	$—		$—	$—		$—	$884,719		$746,994
Equity Income	90,941,035		67,214,969	26,180,631		9,314,438	—		—	117,121,666		76,529,407
Focus	3,819,785		2,770,127	—		—	—		—	3,819,785		2,770,127
Genesis	50,429,244		136,435,252	529,696,292		295,331,935	—		—	580,125,536		431,767,187
Global Equity	—		32,911	—		—	—		48,045	—		80,956
Global Thematic Opportunities	280,038		62,415	—		—	—		—	280,038		62,415
Greater China Equity	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—
Guardian	15,542,473		8,096,859	30,564,740		—	—		—	46,107,213		8,096,859
International Equity	7,600,707		4,223,282	—		—	—		—	7,600,707		4,223,282
International Large Cap	2,907,325		2,871,419	—		—	—		—	2,907,325		2,871,419
Intrinsic Value	—		249,640	2,542,565		13,401,827	—		—	2,542,565		13,651,467
Large Cap Disciplined Growth	6,805,182		1,020,034	30,418,426		29,359,244	—		—	37,223,608		30,379,278
Large Cap Value	20,876,494		8,181,649	—		—	—		—	20,876,494		8,181,649
Mid Cap Growth	—		—	33,916,496		1,265,496	—		—	33,916,496		1,265,496
Mid Cap Intrinsic Value	464,057		325,011	—		—	—		—	464,057		325,011
Multi-Cap Opportunities	9,989,299		3,530,521	2,536,247		—	—		—	12,525,546		3,530,521
Real Estate	12,032,586		6,836,033	16,029,835		1,924,275	—		—	28,062,421		8,760,308
Select Equities	543,533		2,880,552	4,605,363		2,544,641	—		—	5,148,896		5,425,193
Small Cap Growth	—		—	—		—	—		—	—		—
Socially Responsive	14,233,383		9,641,949	—		—	—		—	14,233,383		9,641,949
Value	47,274		19,494	—		—	—		—	47,274		19,494

(1)  Period from July17, 2013 (Commencement of Operations) to August 31, 2013.

As of August 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Emerging Markets Equity	$2,575,080	$—	$(10,094,843)	$(24,061,078)	$(48,392)	$(31,629,233)
Equity Income	—	68,627,128	118,094,682	—	—	186,721,810
Focus	12,294,772	52,022,814	129,768,879	—	—	194,086,465
Genesis	47,680,256	1,014,254,036	5,543,880,502	—	—	6,605,814,794
Global Equity	—	105,415	(422,235)	(4,787)	—	(321,607)

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Thematic Opportunities	$86,685	$—	$5,371,071	$(4,760,962)	$(6,487)	$690,307
Greater China Equity	260,778	—	(4,983)	—	(29,318)	226,477
Guardian	24,116,518	87,179,035	330,822,705	—	—	442,118,258
International Equity	8,003,625	—	115,606,855	(324,249,107)	(2,977)	(200,641,604)
International Large Cap	1,584,480	—	28,646,556	(54,434,580)	(49,382)	(24,252,926)
Intrinsic Value	1,069,332	6,940,955	37,181,046	—	(152,762)	45,038,571
Large Cap Disciplined Growth	17,533,793	45,947,406	74,515,239	—	(14,572)	137,981,866
Large Cap Value	112,683,711	106,940,365	173,944,617	—	—	393,568,693
Mid Cap Growth	—	33,591,137	234,535,767	(2,197,507)	—	265,929,397
Mid Cap Intrinsic Value	882,290	1,931,673	12,915,365	—	—	15,729,328
Multi-Cap Opportunities	7,948,597	18,698,894	210,581,692	—	—	237,229,183
Real Estate	—	35,720,216	6,015,469	—	—	41,735,685
Select Equities	44,098	5,909,442	12,657,835	(348,394)	(9,623)	18,253,358
Small Cap Growth	—	—	9,420,273	(22,316,996)	—	(12,896,723)
Socially Responsive	17,367,282	115,997,712	487,394,437	—	—	620,759,431
Value	48,273	—	171,617	(202,268)	—	17,622

The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, defaulted bonds, capital loss carryforwards, post October loss deferrals, return of capital basis adjustments, organization expenses, REIT basis adjustments, passive foreign investment companies, premium amortization accruals, forward contracts mark to market, partnership and trust basis adjustments, and non-taxable dividend adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011 (July 17, 2013 (Commencement of Operations) for Greater China Equity). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2013, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018
International Equity(1)	$46,867,022	$199,239,164	$78,142,921
International Large Cap	—	18,274,128	36,160,452
Small Cap Growth	—	422,755	21,223,467
Value	—	—	200,121

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$—	$17,074,513
Global Thematic Opportunities	—	3,058,526

(1)  The capital loss carryforwards shown above for International Equity include $46,867,022 expiring in 2016 and $114,232,268 expiring in 2017, which were acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2013, Focus, Global Equity, International Equity, International Large Cap, Large Cap Value, Mid Cap Intrinsic Value, Small Cap Growth, Socially Responsive and Value utilized capital loss carryforwards of $8,642,610, $17,053, $15,680,671, $4,079,228, $26,442,932, $5,614,099, $23,502,118, $38,479,319 and $467,893, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2013, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Emerging Markets Equity	$—	$—	$6,986,565
Global Equity	4,787	—	—
Global Thematic Opportunities	—	—	1,702,436
Mid Cap Growth	2,197,507	—	—
Select Equities	—	—	348,394
Small Cap Growth	670,774	—	—
Value	—	2,147	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Greater China Equity accrues deferred capital gains tax on unrealized gains for Participatory Notes domiciled in China. At February 28, 2014, this amounted to $38,952, which is reflected as part of accrued expenses and other payables with a corresponding decrease in unrealized gain or loss in the Statements of Assets and Liabilities.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Mid Cap Intrinsic Value and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Mid Cap Intrinsic Value and Real Estate are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Mid Cap Intrinsic Value and Real Estate until the following calendar year. At August 31, 2013, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. At February 28, 2014, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts for the period January 1, 2014 to February 28, 2014 within the financial statements since the 2014 information is not available from the REITs until after each Fund's fiscal period. For the year ended August 31, 2013, the character of distributions paid to shareholders of Equity Income, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Mid Cap Intrinsic Value and Real Estate together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Mid Cap Intrinsic Value and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Mid Cap Intrinsic Value and Real Estate of the actual breakdown of distributions paid to Equity Income, Mid Cap Intrinsic Value and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Mid Cap Intrinsic Value and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income's, Mid Cap Intrinsic Value's and Real Estate's shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Derivative instruments: During the six months ended February 28, 2014, certain of the Funds' use of derivatives, as described below, was limited to written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the six months ended February 28, 2014. Written option transactions for Equity Income for the six months ended February 28, 2014 were:

Equity Income

	Number	Value When Written
Contracts outstanding 8/31/2013	7,995	$1,064,000
Contracts written	18,879	2,090,000
Contracts expired	(400)	(31,000)
Contracts exercised	(3,361)	(467,000)
Contracts closed	(17,223)	(2,058,000)
Contracts outstanding 2/28/2014	5,890	$598,000

At February 28, 2014, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Risk	Statements of Assets and Liabilities Location
Option Contracts Written	$(573,000)	Options contracts
Total Value	$(573,000)	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2014 was as follows:

Realized Gain (Loss)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written	$1,172,000	Net realized gain
Total Realized Gain (Loss)	$1,172,000	(loss) on: options written

Change in Appreciation (Depreciation)

Equity Income	Equity Risk	Statements of Operations Location
Option Contracts Written Total Change in Appreciation (Depreciation)	$199,000 $199,000	Change in net unrealized appreciation (depreciation) in value of: options written

For the six months ended February 28, 2014, Equity Income had an average market value of $(1,234,000) in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the six months ended February 28, 2014 that require additional disclosures pursuant to ASC 815.

11  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, plus any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a fund. During the year ended August 31, 2013, International Equity accepted $48,182,440 of in-kind subscriptions.

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Select Equities, Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Global Thematic Opportunities:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%

(1)  Effective February 1, 2014, Management has voluntarily agreed to waive its management fee in the amount of 0.21% of the average daily net assets of International Equity (0.18% effective January 28, 2013). Effective February 1, 2014, Management has voluntarily agreed to waive its management fee in the amount of 0.30% of the average daily net assets of Mid Cap Intrinsic Value (0.36% effective May 1, 2013, 0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the six months ended February 28, 2014, such waived fees amounted to $1,044,326 and $128,395 for International Equity and Mid Cap Intrinsic Value, respectively.

Accordingly, for the six months ended February 28, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate		Effective Rate
Emerging Markets Equity	0.99%	Large Cap Disciplined Growth	0.54%
Equity Income	0.46%	Large Cap Value	0.48%
Focus	0.52%	Mid Cap Growth	0.52%
Genesis	0.66%	Mid Cap Intrinsic Value	0.20%
Global Equity	0.75%	Multi-Cap Opportunities	0.53%
Global Thematic Opportunities	0.85%	Real Estate	0.80%
Greater China Equity	1.10%	Select Equities	0.55%
Guardian	0.49%	Small Cap Growth	0.85%
International Equity	0.62%	Socially Responsive	0.47%
International Large Cap	0.55%	Value	0.55%
Intrinsic Value	0.85%

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, Trust Class and Advisor Class of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets and Class R6 of each Fund that offers that class pays Management an administration fee of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Large Cap, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund of each Fund that offers that class, and Class A, Class C and Class R3 of each Fund that offers those classes, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expenses on short sales, if any (as well as interest expenses on short sales in the case of Greater China Equity); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. During the six months ended February 28, 2014, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Equity Income Fund Class R3	$843
Genesis Fund Institutional Class	64,576
Genesis Fund Class R6	4,678
Guardian Fund Class A	3,620
Guardian Fund Class C	300
Large Cap Value Fund Class A	45
Large Cap Value Fund Class C	266
Mid Cap Intrinsic Value Fund Trust Class	1,235
Mid Cap Intrinsic Value Fund Institutional Class	1,596
Mid Cap Intrinsic Value Fund Class C	181
Mid Cap Intrinsic Value Fund Class R3	8

At February 28, 2014, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending August 31,
			2011	2012	2013	2014
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/17	$800,846	$680,473	$993,712	$434,638
Emerging Markets Equity Fund Class A	1.50%	8/31/17	114,075	30,719	30,312	20,627

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2011		2012	2013		2014
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2014		2015	2016		2017
Emerging Markets Equity Fund Class C	2.25%		8/31/17	$13,198		$8,678	$13,600		$8,048
Emerging Markets Equity Fund Class R3	1.91%		8/31/17	2,132		470	689		349
Emerging Markets Equity Fund Class R6	1.18%		8/31/17	—		—	38,968	(6)	55,301
Equity Income Fund Institutional Class	0.80%		8/31/17	—		—	—		—
Equity Income Fund Class A	1.16%		8/31/17	—		—	—		—
Equity Income Fund Class C	1.91%		8/31/17	—		—	—		—
Equity Income Fund Class R3	1.41%		8/31/17	—		—	—		—
Focus Fund Trust Class	1.50%		8/31/17	—		—	—		—
Focus Fund Advisor Class	1.50%		8/31/22	—		—	—		—
Focus Fund Institutional Class	0.75%		8/31/17	2,813		2,815	4,649		158
Focus Fund Class A	1.11%		8/31/17	1,836		570	977		410
Focus Fund Class C	1.86%		8/31/17	1,723		322	342		191
Genesis Fund Trust Class	1.50%		8/31/17	—		—	—		—
Genesis Fund Advisor Class	1.50%		8/31/22	—		—	—		—
Genesis Fund Institutional Class	0.85%		8/31/22	634,744		526,949	117,849		—
Genesis Fund Class R6	0.78%		8/31/17	—		—	32,372	(6)	—
Global Equity Fund Institutional Class	1.15%		8/31/17	140,976	(4)	268,266	261,844		107,580
Global Equity Fund Class A	1.51%		8/31/17	11,381	(4)	7,900	6,060		899
Global Equity Fund Class C	2.26%		8/31/17	9,265	(4)	4,712	2,623		424
Global Thematic Opportunities Fund Institutional Class	1.25%		8/31/17	154,263	(4)	229,703	188,890		61,179
Global Thematic Opportunities Fund Class A	1.61%		8/31/17	2,585	(4)	3,105	4,219		650
Global Thematic Opportunities Fund Class C	2.36%		8/31/17	2,176	(4)	885	695		207
Greater China Equity Fund Institutional Class	1.50%		8/31/17	—		—	160,702	(7)	89,936
Greater China Equity Fund Class A	1.86%		8/31/17	—		—	2,385	(7)	334
Greater China Equity Fund Class C	2.61%		8/31/17	—		—	2,350	(7)	135
Guardian Fund Trust Class	1.50%		8/31/17	—		—	—		—
Guardian Fund Advisor Class	1.50%		8/31/22	—		—	—		—
Guardian Fund Institutional Class	0.75%		8/31/17	—		—	—		—
Guardian Fund Class A	1.11%		8/31/17	—		—	—		—
Guardian Fund Class C	1.86%		8/31/17	—		275	66		—
Guardian Fund Class R3	1.36%		8/31/17	140		146	134		15
International Equity Fund Investor Class	1.40%		8/31/17	—		—	—	(5)	—
International Equity Fund Trust Class	2.00%		8/31/22	—		—	—	(5)	—
International Equity Fund Institutional Class	0.85%		8/31/22	976,101		1,211,689	784,945		171,969
International Equity Fund Class A	1.21	%(8)	8/31/17	—		—	2,253	(5)	5,934
International Equity Fund Class C	1.96	%(8)	8/31/17	—		—	1,409	(5)	951

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2011	2012	2013	2014
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2014	2015	2016	2017
International Equity Fund Class R6	0.78%		8/31/17	$—	$—	$—	$847 (9)
International Large Cap Fund Trust Class	1.25%		8/31/17	36,362	23,177	17,980	4,987
International Large Cap Fund Institutional Class	0.90%		8/31/17	174,363	151,893	126,756	26,481
International Large Cap Fund Class A	1.30	%(2)	8/31/17	7,000	6,199	6,163	470
International Large Cap Fund Class C	2.00%		8/31/17	3,222	3,016	3,613	995
International Large Cap Fund Class R3	1.51%		8/31/17	283	438	1,103	513
Intrinsic Value Fund Institutional Class	1.00%		8/31/17	292,802	271,075	289,297	146,067
Intrinsic Value Fund Class A	1.36%		8/31/17	13,592	22,387	20,599	14,209
Intrinsic Value Fund Class C	2.11%		8/31/17	5,011	16,110	16,477	8,563
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/17	—	—	—	—
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/17	235,665	162,865	219,810	123,341
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/17	35,879	28,718	29,500	14,148
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/17	21,490	14,075	15,074	9,481
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/17	258	260	327	131
Large Cap Value Fund Trust Class	1.50%		8/31/17	—	—	—	—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—	—	—	—
Large Cap Value Fund Institutional Class	0.70%		8/31/17	—	—	5,228	965
Large Cap Value Fund Class A	1.11%		8/31/17	—	—	—	—
Large Cap Value Fund Class C	1.86%		8/31/17	1,363	168	—	—
Large Cap Value Fund Class R3	1.36%		8/31/17	1,607	67	83	42
Mid Cap Growth Fund Trust Class	1.50%		8/31/17	—	—	—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—	—	—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/17	94,033	57,778	74,654	15,219
Mid Cap Growth Fund Class A	1.11%		8/31/17	16,201	32,163	51,584	16,008
Mid Cap Growth Fund Class C	1.86%		8/31/17	821	1,973	2,985	1,336
Mid Cap Growth Fund Class R3	1.36%		8/31/17	397	1,733	3,079	957
Mid Cap Growth Fund Class R6	0.68%		8/31/17	—	—	1,565 (6)	447
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—	—	—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	70,753	29,878	13,066	—
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/17	3,154	5,012	3,203	—
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/17	2,672	5,552	5,190	240
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/17	1,689	524	494	—
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/17	1,683	383	203	—

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2011		2012	2013		2014
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2014		2015	2016		2017
Multi-Cap Opportunities Fund Institutional Class	1.00%		8/31/17	$—		$—	$—		$—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/17	—		—	—		—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/17	—		—	—		—
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	84,709		—	—		—
Real Estate Fund Institutional Class	0.85%		8/31/22	209,367		401,382	707,517		393,028
Real Estate Fund Class A	1.21%		8/31/17	65,175		160,543	336,286		191,157
Real Estate Fund Class C	1.96%		8/31/17	14,827		40,775	90,654		50,296
Real Estate Fund Class R3	1.46%		8/31/17	2,177		6,246	24,426		8,848
Real Estate Fund Class R6	0.78%		8/31/17	—		—	5,033	(6)	18,862
Select Equities Fund Institutional Class	0.75%		8/31/17	106,173		109,640	125,967		67,761
Select Equities Fund Class A	1.20%		8/31/17	124,091		98,482	84,083		32,334
Select Equities Fund Class C	1.95%		8/31/17	46,670		39,600	33,146		14,478
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	140,394		169,034	177,688		103,981
Small Cap Growth Fund Trust Class	1.40%		8/31/22	62,498		63,093	60,615		19,548
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	21,179		17,513	14,942		8,054
Small Cap Growth Fund Institutional Class	0.90%		8/31/17	401,065		203,174	147,976		49,219
Small Cap Growth Fund Class A	1.26%		8/31/17	7,835		5,555	9,439		9,279
Small Cap Growth Fund Class C	2.01%		8/31/17	1,142		2,744	4,742		4,482
Small Cap Growth Fund Class R3	1.51%		8/31/17	457		1,022	1,908		1,583
Socially Responsive Fund Trust Class	1.50%		8/31/17	—		—	—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/17	—		—	—		—
Socially Responsive Fund Class A	1.11%		8/31/17	—		—	—		—
Socially Responsive Fund Class C	1.86%		8/31/17	—		—	—		—
Socially Responsive Fund Class R3	1.36%		8/31/17	—		—	—		—
Socially Responsive Fund Class R6	0.68%		8/31/17	—		—	—	(6)	—
Value Fund Institutional Class	0.75	%(2)	8/31/17	254,006		217,250	122,469		78,063
Value Fund Class A	1.11	%(2)	8/31/17	13,297	(3)	81,085	141,386		47,453
Value Fund Class C	1.86%		8/31/17	3,825	(3)	3,750	8,538		3,703

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth and the Institutional Class of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21% (1.25% prior to December 1, 2012), 1.51% (1.55% prior to December 1, 2012) and 0.70%, respectively, per annum of their average daily net assets. Prior to October 12, 2012, Management had also voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of Value so that its Operating Expenses were limited to 1.04% per annum of its average daily net assets.

For the six months ended February 28, 2014, voluntary reimbursements for Class A of International Large Cap, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value and Class A of Value amounted to $3,146, $568,844, $23,876, $1,833, $1,993 and $0, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Large Cap, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)  Period from March 2, 2011 (Commencement of Operations) to August 31, 2011.

(4)  Period from June 30, 2011 (Commencement of Operations) to August 31, 2011.

(5)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(6)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(7)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(8)  From January 28, 2013 to June 27, 2013, the contractual expense limitation was 1.51% for Class A and 2.26% for Class C.

(9)  Period from September 3, 2013 (Commencement of Operations) to February 28, 2014.

Neuberger Berman LLC ("Neuberger"), as the sub-adviser to each Fund (except Greater China Equity), and Neuberger Berman Asia Limited ("Neuberger Asia"), as the sub-adviser to Greater China Equity, are retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2014, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Emerging Markets Equity Fund Class A	$6,292	$95	$—	$—
Emerging Markets Equity Fund Class C	—	1,190	—	—
Equity Income Fund Class A	40,153	6,088	—	—
Equity Income Fund Class C	—	56,905	—	—
Focus Fund Class A	270	—	—	—
Focus Fund Class C	—	—	—	—
Global Equity Fund Class A	110	—	—	—
Global Equity Fund Class C	—	—	—	—
Global Thematic Opportunities Fund Class A	—	—	—	—
Global Thematic Opportunities Fund Class C	—	—	—	—
Greater China Equity Fund Class A	—	—	—	—
Guardian Fund Class A	1,021	—	—	—
Guardian Fund Class C	—	40	—	—
Greater China Equity Fund Class C	—	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
International Equity Fund Class A	$5,059	$—	$—	$—
International Equity Fund Class C	—	298	—	—
International Large Cap Fund Class A	681	—	—	—
International Large Cap Fund Class C	—	427	—	—
Intrinsic Value Fund Class A	—	—	—	—
Intrinsic Value Fund Class C	—	639	—	—
Large Cap Disciplined Growth Fund Class A	1,606	—	—	—
Large Cap Disciplined Growth Fund Class C	—	184	—	—
Large Cap Value Fund Class A	514	—	—	—
Large Cap Value Fund Class C	—	306	—	—
Mid Cap Growth Fund Class A	4,866	—	—	—
Mid Cap Growth Fund Class C	—	493	—	—
Mid Cap Intrinsic Value Fund Class A	407	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	285	—	—
Multi-Cap Opportunities Fund Class A	51,177	—	—	—
Multi-Cap Opportunities Fund Class C	—	2,708	—	—
Real Estate Fund Class A	6,297	8,834	—	—
Real Estate Fund Class C	—	11,961	—	—
Select Equities Fund Class A	2,959	—	—	—
Select Equities Fund Class C	—	1,902	—	—
Small Cap Growth Fund Class A	1,416	—	—	—
Small Cap Growth Fund Class C	—	50	—	—
Socially Responsive Fund Class A	23,185	—	—	—
Socially Responsive Fund Class C	—	2,435	—	—
Value Fund Class A	1,877
Value Fund Class C	—	169	—	—

Note C—Securities Transactions:

During the six months ended February 28, 2014, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Emerging Markets Equity	$183,770	$87,578	Large Cap Disciplined Growth	$130,085	$394,712
Equity Income	490,224	1,255,572	Large Cap Value	997,662	1,139,450
Focus	351,917	375,803	Mid Cap Growth	320,347	253,771
Genesis	1,111,659	1,378,236	Mid Cap Intrinsic Value	14,461	13,311
Global Equity	5,142	5,498	Multi-Cap Opportunities	604,595	108,873
Global Thematic Opportunities	34,050	32,819	Real Estate	178,306	233,865
Greater China Equity	57,966	52,659	Select Equities	39,955	36,614
Guardian	292,950	318,213	Small Cap Growth	118,060	120,260
International Equity	164,071	166,121	Socially Responsive	499,294	642,593
International Large Cap	25,026	19,432	Value	11,728	8,744
Intrinsic Value	49,953	27,370

During the six months ended February 28, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2014 and for the year ended August 31, 2013 was as follows:

	For the Six Months Ended February 28, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	5,787	84		(3,651)	2,220
Class A	802	1		(149)	654
Class C	103	—		(39)	64
Class R3	20	0	[z]	(2)	18
Class R6	2,148	20		(20)	2,148
Equity Income:
Institutional Class	13,101	4,463		(39,578)	(22,014)
Class A	7,097	3,244		(40,162)	(29,821)
Class C	2,054	1,283		(6,430)	(3,093)
Class R3	58	8		(27)	39
Focus:
Investor Class	121	2,175		(1,670)	626
Trust Class	2,113	591		(691)	2,013
Advisor Class	82	107		(97)	92
Institutional Class	42	26		(626)	(558)
Class A	50	18		(16)	52
Class C	23	13		(1)	35
Genesis:
Investor Class	4,710	6,750		(7,120)	4,340
Trust Class	3,101	3,716		(8,149)	(1,332)
Advisor Class	2,577	2,357		(3,467)	1,467
Institutional Class	9,123	6,939		(26,487)	(10,425)
Class R6	21,430	2,654		(1,775)	22,309
Global Equity:
Institutional Class	3	42		(102)	(57)
Class A	19	0	[z]	(2)	17
Class C	7	0	[z]	—	7

	For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Emerging Markets Equity:
Institutional Class	18,009	36		—	(4,452)	13,593
Class A	466	0	[z]	—	(265)	201
Class C	225	—		—	(43)	182
Class R3	62	—		—	(68)	(6)
Class R6	2,024	—		—	—	2,024 (2)
Equity Income:
Institutional Class	47,914	3,568		—	(32,381)	19,101
Class A	39,536	3,387		—	(40,945)	1,978
Class C	12,451	785		—	(5,924)	7,312
Class R3	371	3		—	(243)	131
Focus:
Investor Class	1,230	137		—	(2,298)	(931)
Trust Class	2,228	7		—	(297)	1,938
Advisor Class	116	5		—	(200)	(79)
Institutional Class	697	7		—	(186)	518
Class A	90	0	[z]	—	(42)	48
Class C	19	0	[z]	—	(1)	18
Genesis:
Investor Class	9,350	4,261		—	(17,524)	(3,913)
Trust Class	6,000	2,446		—	(15,270)	(6,824)
Advisor Class	5,008	1,415		—	(7,538)	(1,115)
Institutional Class	23,263	5,335		—	(41,819)	(13,221)
Class R6	17,541	—		—	(607)	16,934 (2)
Global Equity:
Institutional Class	3,170	—		—	(153)	3,017
Class A	7	—		—	(2)	5
Class C	2	—		—	—	2

	For the Six Months Ended February 28, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Global Thematic Opportunities:
Institutional Class	773	35		(664)	144
Class A	1	0	[z]	(20)	(19)
Class C	1	—		(3)	(2)
Greater China Equity:
Institutional Class	753	6		(711)	48
Class A	14	0	[z]	(2)	12
Class C	—	0	[z]	—	0 [z]
Guardian:
Investor Class	719	5,601		(2,900)	3,420
Trust Class	528	1,254		(1,182)	600
Advisor Class	79	12		(109)	(18)
Institutional Class	1,477	520		(672)	1,325
Class A	1,429	443		(308)	1,564
Class C	52	14		(34)	32
Class R3	12	2		(3)	11
International Equity:
Investor Class	102	54		(632)	(476)
Trust Class	506	39		(992)	(447)
Institutional Class	11,438	1,373		(13,748)	(937)
Class A	585	7		(98)	494
Class C	114	0	[z]	(5)	109
Class R6(4)	5	0	[z]	—	5
International Large Cap:
Trust Class	37	11		(162)	(114)
Institutional Class	1,332	245		(978)	599
Class A	144	8		(63)	89
Class C	74	0	[z]	(67)	7
Class R3	39	2		(36)	5
Intrinsic Value:
Institutional Class	2,267	510		(1,123)	1,654
Class A	463	52		(162)	353
Class C	120	17		(90)	47

	For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Global Thematic Opportunities:
Institutional Class	3,423	30		—	(1,475)	1,978
Class A	191	0	[z]	—	(200)	(9)
Class C	2	—		—	(4)	(2)
Greater China Equity:
Institutional Class	5,554	—		—	(3)	5,551 (3)
Class A	12	—		—	—	12 (3)
Class C	10	—		—	—	10 (3)
Guardian:
Investor Class	986	2,284		—	(6,763)	(3,493)
Trust Class	1,432	453		—	(2,056)	(171)
Advisor Class	16	1		—	(19)	(2)
Institutional Class	1,798	149		—	(961)	986
Class A	1,313	79		—	(399)	993
Class C	83	2		—	(18)	67
Class R3	17	0	[z]	—	(30)	(13)
International Equity:
Investor Class	161	—		8,196	(1,606)	6,751 (1)
Trust Class	676	—		5,868	(1,140)	5,404 (1)
Institutional Class	30,515	784		—	(9,961)	21,338
Class A	299	—		341	(21)	619 (1)
Class C	61	—		33	(1)	93 (1)
Class R6(4)	—	—		—	—	—
International Large Cap:
Trust Class	327	16		—	(529)	(186)
Institutional Class	2,978	260		—	(2,261)	977
Class A	397	10		—	(394)	13
Class C	92	0	[z]	—	(100)	(8)
Class R3	228	1		—	(18)	211
Intrinsic Value:
Institutional Class	4,210	187		—	(3,231)	1,166
Class A	671	10		—	(405)	276
Class C	379	5		—	(241)	143

	For the Six Months Ended February 28, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Large Cap Disciplined Growth:
Investor Class	104	317		(204)	217
Institutional Class	5,602	6,591		(37,816)	(25,623)
Class A	368	570		(1,178)	(240)
Class C	410	143		(383)	170
Class R3	2	1		(31)	(28)
Large Cap Value:
Investor Class	281	5,792		(3,531)	2,542
Trust Class	158	1,354		(1,333)	179
Advisor Class	447	2,701		(1,159)	1,989
Institutional Class	480	571		(522)	529
Class A	40	16		(16)	40
Class C	95	11		(21)	85
Class R3	1	0	[z]	—	1
Mid Cap Growth:
Investor Class	267	1,861		(1,110)	1,018
Trust Class	410	122		(311)	221
Advisor Class	72	19		(213)	(122)
Institutional Class	7,955	1,681		(3,022)	6,614
Class A	577	179		(612)	144
Class C	58	8		(22)	44
Class R3	105	12		(21)	96
Class R6	661	21		(51)	631
Mid Cap Intrinsic Value:
Investor Class	100	97		(598)	(401)
Trust Class	35	44		(88)	(9)
Institutional Class	608	42		(38)	612
Class A	135	13		(94)	54
Class C	15	1		(6)	10
Class R3	2	1		(30)	(27)
Multi-Cap Opportunities:
Institutional Class	37,147	258		(6,986)	30.419
Class A	5,501	124		(1,104)	4.521
Class C	1,689	24		(50)	1.663

	For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Large Cap Disciplined Growth:
Investor Class	243	124		—	(720)	(353)
Institutional Class	16,907	3,712		—	(48,805)	(28,186)
Class A	3,235	441		—	(7,724)	(4,048)
Class C	358	82		—	(1,778)	(1,338)
Class R3	8	1		—	(6)	3
Large Cap Value:
Investor Class	850	468		—	(5,783)	(4,465)
Trust Class	400	103		—	(4,516)	(4,013)
Advisor Class	886	185		—	(4,002)	(2,931)
Institutional Class	967	62		—	(1,424)	(395)
Class A	28	—		—	(66)	(38)
Class C	53	0	[z]	—	(7)	46
Class R3	3	—		—	(34)	(31)
Mid Cap Growth:
Investor Class	571	1,560		—	(2,877)	(746)
Trust Class	910	82		—	(538)	454
Advisor Class	160	15		—	(170)	5
Institutional Class	7,225	920		—	(3,395)	4,750
Class A	1,823	130		—	(1,125)	828
Class C	96	4		—	(22)	78
Class R3	165	7		—	(69)	103
Class R6	4	—		—	—	4 (2)
Mid Cap Intrinsic Value:
Investor Class	408	17		—	(1,055)	(630)
Trust Class	117	6		—	(712)	(589)
Institutional Class	74	3		—	(127)	(50)
Class A	208	2		—	(331)	(121)
Class C	45	0	[z]	—	(0)[z]	45
Class R3	31	0	[z]	—	-	31
Multi-Cap Opportunities:
Institutional Class	71,566	60		—	(9,385)	62,241
Class A	4,015	6		—	(457)	3,564
Class C	604	1		—	(11)	594

	For the Six Months Ended February 28, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Real Estate:
Trust Class	3,015	1,533	(6,794)	(2,246)
Institutional Class	7,133	1,458	(6,846)	1,745
Class A	2,720	711	(3,819)	(388)
Class C	255	155	(501)	(91)
Class R3	503	73	(271)	305
Class R6	208	45	(107)	146
Select Equities:
Institutional Class	1,022	385	(1,677)	(270)
Class A	403	252	(523)	132
Class C	202	118	(126)	194
Small Cap Growth:
Investor Class	67	—	(129)	(62)
Trust Class	11	—	(74)	(63)
Advisor Class	35	—	(31)	4
Institutional Class	44	—	(52)	(8)
Class A	77	—	(14)	63
Class C	43	—	(13)	30
Class R3	7	—	(5)	2
Socially Responsive:
Investor Class	1,187	1,608	(4,821)	(2,026)
Trust Class	1,965	2,042	(3,738)	269
Institutional Class	3,142	1,268	(2,731)	1,679
Class A	1,012	502	(619)	895
Class C	339	119	(75)	383
Class R3	187	126	(170)	143
Class R6	3,053	415	(3,286)	182
Value:
Institutional Class	110	2	(100)	12
Class A	130	1	(20)	111
Class C	5	—	(1)	4

	For the Year Ended August 31, 2013
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Issued in Connection with the Acquisition of International Fund (Note G)	Shares Redeemed	Total
Real Estate:
Trust Class	14,497	906		—	(11,609)	3,794
Institutional Class	19,215	578		—	(8,078)	11,715
Class A	9,924	248		—	(3,140)	7,032
Class C	1,877	49		—	(360)	1,566
Class R3	1,130	14		—	(315)	829
Class R6	655	1		—	(20)	636 (2)
Select Equities:
Institutional Class	2,915	206		—	(1,281)	1,840
Class A	1,500	220		—	(1,810)	(90)
Class C	362	80		—	(330)	112
Small Cap Growth:
Investor Class	243	—		—	(1,307)	(1,064)
Trust Class	147	—		—	(621)	(474)
Advisor Class	53	—		—	(265)	(212)
Institutional Class	840	—		—	(1,922)	(1,082)
Class A	67	—		—	(27)	40
Class C	22	—		—	(5)	17
Class R3	11	—		—	(4)	7
Socially Responsive:
Investor Class	3,549	168		—	(5,811)	(2,094)
Trust Class	4,183	224		—	(12,021)	(7,614)
Institutional Class	9,100	153		—	(11,532)	(2,279)
Class A	1,822	31		—	(1,510)	343
Class C	463	2		—	(141)	324
Class R3	432	7		—	(288)	151
Class R6	7,742	—		—	(111)	7,631 (2)
Value:
Institutional Class	432	2		—	(164)	270
Class A	202	2		—	(70)	134
Class C	19	0	[z]	—	(1)	18

(1)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(2)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(3)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(4)  Period from September 3, 2013 (Commencement of Operations) to February 28, 2014.

z  A zero balance may reflect actual amounts rounding to less than 1,000.

Note E—Lines of Credit:

At February 28, 2014, each Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2014. During the period ended February 28, 2014, none of the Funds utilized this line of credit.

At February 28, 2014, each Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a Fund requests a loan. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2014. During the period ended February 28, 2014, no Funds utilized this line of credit.

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2014	Value February 28, 2014	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.(2)	1,125,200	—	21,100	1,104,100	$41,900,595	$—	*	$223,939
Altisource Asset Management Corp.	143,317	—	—	143,317	111,070,675	—	*	—
Altisource Portfolio Solutions SA	1,631,270	42,700	34,100	1,639,870	161,330,411	—	*	1,486,854
AmSurg Corp.(2)	1,682,828	—	423,178	1,259,650	55,248,249	—	*	9,351,595
Applied Industrial Technologies, Inc.	2,493,344	129,100	49,400	2,573,044	131,302,435	1,221,859		309,403
AptarGroup, Inc.	4,538,700	—	222,000	4,316,700	285,636,039	2,230,400		11,135,573
Badger Meter, Inc.	793,501	—	15,000	778,501	42,755,275	282,960		181,630
Balchem Corp.	1,501,935	100,000	23,900	1,578,035	79,706,548	416,503		357,234
Bally Technologies, Inc.	2,447,392	216,900	85,600	2,578,692	174,706,383	—	*	2,218,778
Bank of Hawaii Corp.	2,609,212	—	49,200	2,560,012	149,632,701	2,326,151		553,345
Boston Beer Co., Inc.(2)	702,719	—	135,200	567,519	134,360,123	—	*	26,256,645
Brookline Bancorp, Inc.(2)	3,866,590	—	3,866,590	—	—	314,390		(6,526,432)
CARBO Ceramics, Inc.	1,565,657	—	55,300	1,510,357	187,359,786	932,344		3,677,385
CLARCOR, Inc.	4,212,822	—	243,800	3,969,022	229,925,444	1,385,762		7,665,885

	Balance of Shares Held August 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2014	Value February 28, 2014	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Compass Minerals International, Inc.	3,193,700	—	219,027	2,974,673	$253,888,341	$3,470,870		$12,066,640
Computer Modelling Group Ltd.	3,101,000	—	58,400	3,042,600	82,542,857	1,054,056		514,068
Exponent, Inc.	1,202,035	—	21,700	1,180,335	84,087,065	360,611		834,793
FEI Co.(2)	2,096,342	—	80,900	2,015,442	206,885,121	490,678		2,641,113
First Financial Bankshares, Inc.	1,908,468	70,100	37,300	1,941,268	117,407,889	1,014,347		952,026
Forward Air Corp.	1,658,000	101,500	32,000	1,727,500	74,731,650	169,310		329,163
Haemonetics Corp.	4,787,500	—	160,100	4,627,400	168,807,552	—	*	2,067,800
Harris Teeter Supermarkets, Inc.(2)	3,369,203	—	3,369,203	—	—	505,380		62,066,131
Healthcare Services Group, Inc.	5,114,481	—	96,300	5,018,181	135,139,614	1,728,825		1,296,898
Hibbett Sports, Inc.	1,719,469	—	32,500	1,686,969	96,713,933	—	*	1,180,723
Hittite Microwave Corp.	2,312,765	48,900	44,500	2,317,165	136,666,392	347,575		(163,239)
Home Loan Servicing Solutions Ltd.	5,181,100	719,800	111,200	5,789,700	118,804,644	5,113,755		249,051
ICON PLC	4,363,500	77,900	83,800	4,357,600	204,109,984	—	*	523,389
Innophos Holdings, Inc.	1,816,700	—	99,400	1,717,300	94,314,116	1,413,600		(428,597)
J & J Snack Foods Corp.	1,088,746	—	20,600	1,068,146	99,209,400	521,190		1,214,072
Lin Media LLC	—	1,825,077	—	1,825,077	41,611,756	—	*	—
Lindsay Corp.	932,550	19,200	18,000	933,750	79,238,025	366,503		(282,868)
Manhattan Associates, Inc.	1,302,807	4,149,221	20,400	5,431,628	205,804,385	—	*	312,356
Meridian Bioscience, Inc.	3,208,597	17,400	60,400	3,165,597	66,034,353	1,245,133		166,420
Monotype Imaging Holdings, Inc.	2,093,103	670,742	35,300	2,728,545	77,599,820	290,332		(45,458)
MWI Veterinary Supply, Inc.	1,083,429	75,000	21,900	1,136,529	185,163,305	—	*	1,686,731
Natural Gas Services Group, Inc.	778,600	—	14,800	763,800	24,823,500	—	*	137,867
NETGEAR, Inc.	2,673,900	407,100	40,600	3,040,400	103,920,872	—	*	(240,695)
Nexstar Broadcasting Group, Inc.	1,940,269	827,152	3,700	2,763,721	117,955,612	692,661		3,311
PacWest Bancorp	1,582,360	932,191	22,700	2,491,851	108,146,333	1,236,375		136,860
Pason Systems, Inc.	4,283,657	487,200	89,900	4,680,957	121,704,882	1,165,153		423,738
Pool Corp.	3,117,923	283,500	64,100	3,337,323	195,099,903	638,195		927,909
Power Integrations, Inc.	1,974,600	150,200	89,600	2,035,200	120,341,376	366,416		1,526,620
Raven Industries, Inc.	3,369,152	—	63,600	3,305,552	120,884,037	804,216		1,176,879
RLI Corp.	1,420,407	1,355,507	75,000	2,700,914	116,490,421	5,203,315		2,156,533

	Balance of Shares Held August 31, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2014	Value February 28, 2014	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Safety Insurance Group, Inc.	1,039,049	—	21,000	1,018,049	$56,837,676	$1,234,259		$115,771
Sensient Technologies Corp.	3,672,617	443,628	44,700	4,071,545	213,471,104	1,728,602		409,274
Solera Holdings, Inc.(2)	3,699,553	—	687,200	3,012,353	206,105,192	1,735,421		27,936,444
State Street Institutional Treasury Plus Fund Institutional Class	199,091,299	594,611,745	667,127,120	126,575,924	126,575,924	—	*	—
Thermon Group Holdings, Inc.	2,068,131	—	38,900	2,029,231	49,290,021	—	*	74,055
Tyler Technologies, Inc.	1,315,832	408,900	—	1,724,732	161,745,367	—	*	—
United Stationers, Inc.	3,755,341	—	732,500	3,022,841	128,863,712	979,661		6,426,877
Viewpoint Financial Group, Inc.	1,633,560	375,998	7,500	2,002,058	50,051,450	464,474		(15,030)
West Pharmaceutical Services, Inc.	1,971,229	2,227,429	79,300	4,119,358	187,760,338	822,732		1,653,500
Westamerica Bancorporation	1,894,243	—	35,700	1,858,543	93,447,542	1,428,719		123,481
Zebra Technologies Corp.	2,637,824	—	49,800	2,588,024	178,547,776	—	*	1,662,115
Total					$6,795,757,904	$45,702,733		$188,708,555

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  At February 28, 2014, the issuers of these securities were no longer affiliated with Genesis.

*  Security did not produce income during the last twelve months.

Note G—Reorganization:

On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund ("International") pursuant to a plan of reorganization and termination approved by the Board. The purpose of the transaction was to combine two funds managed by Management with comparable investment objectives and strategies. The merger was accomplished by a tax-free exchange of: 8,195,935 shares of the Investor Class of International Equity (valued at $147,786,970) for the 8,195,935 shares of the Investor Class of International outstanding on January 25, 2013; 5,867,925 shares of the Trust Class of International Equity (valued at $117,673,918) for the 5,867,925 shares of the Trust Class of International outstanding on January 25, 2013; 340,582 shares of Class A of International Equity (valued at $6,829,665) for the 340,582 shares of Class A of International outstanding on January 25, 2013; and 32,947 shares of Class C of International Equity (valued at $657,940) for the 32,947 shares of Class C of International outstanding on January 25, 2013. International's aggregate net assets at that date ($272,948,493, including investments with a cost of $204,366,702 and $52,807,215 of net unrealized appreciation) were combined with those of International Equity ($541,261,827). The combined net assets of International Equity immediately after the merger were $814,210,320. For financial reporting purposes, assets received and shares issued by International Equity were recorded at fair value; however, the cost basis of the investments received from International was carried forward to align ongoing reporting of International Equity's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on September 1, 2012, the beginning of the annual reporting period of International Equity, International Equity's pro forma results of operations for the fiscal year ended August 31, 2013, are as follows:

Net investment income (loss)	$12,547,737
Net realized gain (loss) on investments	27,137,575
Net unrealized gain (loss) on investments	64,086,832
Net increase (decrease) in net assets resulting from operations	$103,772,144

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of International that have been included in International Equity's Statement of Operations as of August 31, 2013.

Note H—Legal Matters:

In January 2013, International merged into International Equity and International Equity was the surviving Fund (See Note G above for additional disclosure).

Prior to the merger, in July 2010, Benjamin J. Gamoran filed a purported "Verified Derivative Complaint" in the Supreme Court of the State of New York naming, along with other defendants, the Trust as a nominal defendant. The suit alleged that the defendants are liable for losses related to International's investments in shares of certain companies that are alleged to have illegally offered or facilitated online gambling by individuals located in the United States and asserted purported state law derivative claims for breach of fiduciary duty, negligence, and waste. In August 2010, defendants removed the action to the United States District Court for the Southern District of New York. On May 11, 2011, the District Court dismissed the action without prejudice upon plaintiff's mid-suit demand on the Board. The Board named a committee of independent, non-involved Trustees to review the plaintiff's demand and to make a recommendation to the Board regarding how to appropriately respond. The committee retained independent counsel and conducted an investigation.

On August 24, 2011, plaintiff Gamoran filed another complaint, this time in Delaware federal court ("Gamoran III"). The case was later transferred to the Southern District of New York. The substantive underlying claims alleged in the Gamoran III complaint were similar to those that appeared in the July 2010 case discussed above and an earlier voluntarily dismissed action. The Gamoran III complaint also alleged some purported class claims. It sought relief including compensatory damages for the Trust representing the loss in value of the Trust's investments resulting from the allegedly illegal conduct, compensatory damages for individual shareholders for the investment losses, forfeiture and disgorgement of fees and commissions, treble and punitive damages, attorney's fees, and other items. While earlier complaints contended that demand was futile, the Gamoran III complaint alleged that plaintiff Gamoran has made demand but that filing the latest lawsuit was necessary to prevent the claims from being barred by the statute of limitations. The Gamoran III complaint named the Trust as a nominal defendant. Although none of the complaints to date appear to have sought a judgment against International, there might have been circumstances in which International could be called upon to indemnify certain defendants. A full statement of plaintiff's claims and the relief sought are set forth in the Gamoran III complaint.

Defendants moved to dismiss the Gamoran III complaint. In his brief opposing defendants' motion to dismiss, plaintiff indicated that he does not intend to pursue his putative class claims.

The committee named by the Trust's Board to evaluate the claims in plaintiff's May 2011 demand letter recommended that the Board decline to pursue those claims, and the Board adopted that recommendation. On

March 16, 2012, counsel to the committee transmitted a letter to Mr. Gamoran's counsel notifying Mr. Gamoran of the Board's decision.

On June 12, 2012, the Court entered an order dismissing the initial Gamoran III complaint. Among other things, the Court rejected Gamoran's arguments that his claims under 18 U.S.C. §§ 1955(a) and 1962(c)-(d) were exempt from the demand requirement and that the Board took too long to respond to Gamoran's demand. The Court further held that, in light of the Board's refusal of Gamoran's demand, the Gamoran III complaint addressed outdated circumstances in that it was predicated on the assumption that the Board had not responded to Gamoran's demand. The Court permitted Gamoran to file an amended complaint alleging that the Board's refusal of his demand was not protected by the business judgment rule.

On July 16, 2012, Gamoran filed an amended derivative complaint repeating many of his earlier allegations and including allegations that the Board had wrongfully refused his demand. On August 24, 2012, defendants moved to dismiss.

On March 29, 2013 and April 1, 2013, respectively, the District Court entered an opinion and judgment dismissing Gamoran's amended derivative complaint in its entirety without prejudice. Among other things, the Court concluded that plaintiff's "predicate theory"—"that 18 U.S.C. § 1955['s] use of the term 'owns' includes purchasing or owning publicly traded stock in a foreign market"—is "without merit" and accordingly "dismisse[d] plaintiff's RICO claims." The Court also found that "none of plaintiff's allegations rise to the level of specificity required to overcome the strong deference owed to a board under the business judgment rule."

Plaintiff appealed the Court's decision on April 23, 2013, and defendants cross-appealed on May 3, 2013. On October 28, 2013, the Court of Appeals entered a summary order affirming the dismissal of plaintiff's amended derivative complaint on the basis of plaintiff's failure to allege wrongful refusal and directing the District Court to enter a judgment of dismissal with prejudice. After the issuance of the mandate, on or about November 28, 2013, the District Court entered a judgment dismissing the action with prejudice.

For the period ended February 28, 2014, the litigation, demand investigation and related fees recorded in the Statements of Operations were $29,482. The Trust has filed a claim under its insurance policy for reimbursement of certain litigation expenses. During the period ended February 28, 2014, the Trust did not receive insurance proceeds. Although there is no assurance as to whether or to what extent the insurance carrier will continue to pay on this claim, the Trust is hopeful that insurance proceeds may continue to offset a portion of its defensive litigation expenses. Costs of the demand investigation are not currently anticipated to be covered by the Trust's insurance policy.

Note I—Recent Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update 2013-08 Financial Services—Investment Companies (Topic 946)—Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). Effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013, ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company's non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08's criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 on the Funds' financial statements, Management expects that the impact of the Funds' adoption will be limited to additional financial statement disclosures.

Note J—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund
Institutional Class
2/28/2014 (Unaudited)	$15.34	$(0.00)	$0.84	$0.84	$(0.09)	$—	$—	$(0.09)	$—	$—	$16.09	5.44%**	$428.0	1.46%*	1.25%*	(.01%)*	19	%**
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.34	2.77%	$374.1	1.60%	1.25%	1.10%	36%
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.99	(4.53%)	$161.7	1.77%	1.25%	.89%	78%
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—	$0.00	$15.80	3.44%	$107.7	2.56%	1.26%	1.05%	71%
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)	$—	$0.00	$15.61	18.76%	$9.0	6.65%	1.26%	.72%	81%
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)	$—	$0.00	$14.05	44.66%**	$4.0	14.78%*	1.28%*	1.55%*	84	%**
Class A
2/28/2014 (Unaudited)	$15.27	$(0.02)	$0.83	$0.81	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.02	5.29%**	$18.1	1.86%*	1.50%*	(.28%)*	19	%**
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—	$—	$15.27	2.54%	$7.3	2.00%	1.50%	.69%	36%
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.92	(4.84%)	$4.1	2.23%	1.50%	.53%	78%
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.74	3.16%	$4.9	3.22%	1.50%	.19%	71%
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)	$—	$0.00	$15.57	18.58%	$5.5	6.71%	1.51%	.61%	81%
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)	$—	$0.00	$14.02	44.38%**	$1.8	18.97%*	1.53%*	1.31%*	84	%**
Class C
2/28/2014 (Unaudited)	$14.87	$(0.08)	$0.80	$0.72	$—	$—	$—	$—	$—	$—	$15.59	4.84%**	$5.3	2.58%*	2.25%*	(1.03%)*	19	%**
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—	$—	$14.87	1.78%	$4.1	2.73%	2.25%	.13%	36%
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—	$—	$14.61	(5.50%)	$1.4	2.93%	2.25%	(.17%)	78%
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.46	2.41%	$1.1	3.80%	2.26%	(.12%)	71%
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)	$—	$0.00	$15.41	17.62%	$0.2	7.05%	2.26%	(.63%)	81%
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)	$—	$0.00	$13.96	43.42%**	$0.2	17.56%*	2.28%*	.77%*	84	%**
Class R3
2/28/2014 (Unaudited)	$15.02	$(0.06)	$0.82	$0.76	$(0.01)	$—	$—	$(0.01)	$—	$—	$15.77	5.09%**	$0.5	2.14%*	1.91%*	(.73%)*	19	%**
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—	$—	$15.02	2.11%	$0.2	2.31%	1.91%	.22%	36%
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—	$—	$14.71	(5.22%)	$0.3	2.49%	1.92%	.28%	78%
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.52	2.73%	$0.0	8.02%	1.91%	(.04%)	71%
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—	$—	$0.00	$15.42	2.12%**	$0.0	39.77%*	1.93%*	(.09%)*	81	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R6
2/28/2014 (Unaudited)	$15.35	$(0.00)	$0.84	$0.84	$(0.09)	$—	$—	$(0.09)	$—	$—	$16.10	5.49	%**	$67.2	1.38%*	1.18	%*	(.02%)*	19	%**
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—	$—	$15.35	(8.90	%)**	$31.1	1.57%*	1.18	%*	1.80%*	36	%Ø
Equity Income Fund
Institutional Class
2/28/2014 (Unaudited)	$11.76	$0.16	$1.13	$1.29	$(0.14)	$(0.51)	$—	$(0.65)	$—	$—	$12.40	11.29	%**	$1,245.5	.68%*	.68	%*	2.62%*	19	%**
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—	$—	$11.76	4.79%		$1,439.4	.68%	.68%		2.45%	70%
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—	$—	$11.74	8.49%		$1,213.6	.71%	.71	%§	3.10%	42%
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—	$—	$11.28	17.70%		$701.7	.80%	.80	%§	2.93%	22%
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)	$—	$—	$10.02	18.81%		$100.9	1.01%	.80%		4.09%	29%
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)	$—	$—	$8.74	(15.54%)		$18.9	1.32%	.80%		3.97%	61%
Class A
2/28/2014 (Unaudited)	$11.71	$0.13	$1.14	$1.27	$(0.12)	$(0.51)	$—	$(0.63)	$—	$—	$12.35	11.10	%**	$725.0	1.05%*	1.05	%*	2.20%*	19	%**
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%		2.09%	70%
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—	$—	$11.70	8.09%		$1,012.3	1.13%	1.13	%§	2.70%	42%
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—	$—	$11.24	17.27%		$567.0	1.16%	1.16	%§	2.50%	22%
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)	$—	$—	$9.99	18.36%		$176.6	1.36%	1.16%		3.70%	29%
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)	$—	$—	$8.72	(16.01%)		$43.0	2.31%	1.16%		3.15%	61%
Class C
2/28/2014 (Unaudited)	$11.65	$0.09	$1.12	$1.21	$(0.07)	$(0.51)	$—	$(0.58)	$—	$—	$12.28	10.66	%**	$453.2	1.80%*	1.80	%*	1.52%*	19	%**
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—	$—	$11.65	3.58%		$465.7	1.80%	1.80%		1.34%	70%
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—	$—	$11.64	7.40%		$380.4	1.84%	1.84	%§	1.98%	42%
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—	$—	$11.18	16.31%		$233.2	1.91%	1.91	%§	1.81%	22%
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)	$—	$—	$9.96	17.59%		$44.0	2.12%	1.91%		3.15%	29%
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)	$—	$—	$8.70	(16.60%)		$4.3	2.80%	1.91%		2.46%	61%
Class R3
2/28/2014 (Unaudited)	$11.69	$0.12	$1.14	$1.26	$(0.10)	$(0.51)	$—	$(0.61)	$—	$—	$12.34	11.04	%**	$3.2	1.38%*	1.38	%§*	1.99%*	19	%**
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—	$—	$11.69	3.94%		$2.6	1.41%	1.41	%§	1.78%	70%
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—	$—	$11.69	7.78%		$1.1	1.41%	1.41	%§	2.59%	42%
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—	$—	$11.24	16.92%		$0.2	4.32%	1.41%		2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.99	(.04	%)**	$0.0	36.17%*	1.41	%*	5.53%*	29	%Ø
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund
Investor Class
2/28/2014 (Unaudited)	$26.90	$0.07	$3.98	$4.05	$(0.20)	$(2.68)	$—	$(2.88)	$—	$—	$28.07	15.64	%**	$682.0	.91%*	.91%*	.50%*	48	%**
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—	$—	$26.90	24.69%		$636.9	.94%	.94%	.72%	79%
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—	$—	$21.71	16.10%		$534.3	.97%	.97%	.72%	96%
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.80	17.61%		$503.8	.97%	.97%	.65%	113%
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)	$—	$—	$16.07	(2.39%)		$478.8	.97%	.97%	.61%	89%
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)	$—	$—	$16.59	(21.06%)		$540.9	.99%	.99%	.92%	89%
Trust Class
2/28/2014 (Unaudited)	$19.50	$0.03	$2.84	$2.87	$(0.21)	$(2.68)	$—	$(2.89)	$—	$—	$19.48	15.52	%**	$95.4	1.11%*	1.11%*	.32%*	48	%**
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—	$—	$19.50	24.48%		$56.3	1.14%	1.14%	.53%	79%
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.78	15.82%		$15.0	1.16%	1.16%	.52%	96%
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—	$—	$13.70	17.39%		$17.9	1.16%	1.16%	.45%	113%
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)	$—	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%	.38%	89%
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)	$—	$—	$12.14	(21.21%)		$23.7	1.24%	1.24%	.65%	89%
Advisor Class
2/28/2014 (Unaudited)	$13.27	$0.01	$1.88	$1.89	$(0.17)	$(2.68)	$—	$(2.85)	$—	$—	$12.31	15.46	%**	$6.8	1.27%*	1.27%*	.14%*	48	%**
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.27	24.22%		$6.1	1.29%	1.29%	.37%	79%
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—	$—	$10.79	15.68%		$5.8	1.31%	1.31%	.37%	96%
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.41	17.20%		$7.8	1.32%	1.32%	.30%	113%
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)	$—	$—	$8.08	(2.83%)		$7.7	1.42%	1.42%§	.15%	89%
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)	$—	$—	$8.40	(21.45%)		$10.2	1.53%	1.50%	.40%	89%
Institutional Class
2/28/2014 (Unaudited)	$26.95	$0.08	$4.00	$4.08	$(0.25)	$(2.68)	$—	$(2.93)	$—	$—	$28.10	15.73	%**	$7.8	.75%*	.75%*	.56%*	48	%**
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—	$—	$26.95	24.89%		$22.6	.77%	.75%	.96%	79%
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—	$—	$21.76	16.39%		$6.9	.80%	.75%	.97%	96%
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—	$—	$18.84	17.85%		$4.9	.85%	.75%	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—	$—	$—	$16.08	(9.51	%)**	$0.0	36.90%*	.75%*	1.80%*	89	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2014 (Unaudited)	$19.38	$0.03	$2.81	$2.84	$(0.20)	$(2.68)	$—	$(2.88)	$—	$—	$19.34	15.47	%**	$2.9	1.14%*	1.11%*	.32%*	48	%**
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—	$—	$19.38	24.47%		$1.9	1.19%	1.11%	.56%	79%
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—	$—	$15.71	15.96%		$0.7	1.22%	1.11%	.61%	96%
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.67	17.43%		$0.4	2.20%	1.11%	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—	$—	$—	$11.73	(9.56	%)**	$0.0	37.28%*	1.11%*	1.44%*	89	%Ø
Class C
2/28/2014 (Unaudited)	$13.03	$(0.03)	$1.85	$1.82	$(0.14)	$(2.68)	$—	$(2.82)	$—	$—	$12.03	15.11	%**	$1.0	1.91%*	1.86%*	(.43%)*	48	%**
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—	$—	$13.03	23.61%		$0.6	1.94%	1.86%	(.20%)	79%
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.62	15.04%		$0.3	1.97%	1.86%	(.17%)	96%
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.32	16.62%		$0.3	2.92%	1.86%	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—	$—	$—	$8.07	(9.73	%)**	$0.0	38.06%*	1.86%*	.69%*	89	%Ø
Genesis Fund
Investor Class
2/28/2014 (Unaudited)	$40.18	$0.05	$5.36	$5.41	$(0.24)	$(4.50)	$—	$(4.74)	$—	$—	$40.85	13.54	%@@**	$2,676.9	1.01%*	1.01%*	.22%*	8	%**
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—	$—	$40.18	23.91%		$2,458.7	1.02%	1.02%	.71%	20%
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—	$—	$34.65	6.31%		$2,256.0	1.03%	1.03%	.31%	15%
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—	$—	$34.28	29.65%		$2,157.7	1.05%	1.05%	.81%	18%
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—	$—	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%	(.11%)	16%
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)	$—	$—	$24.39	(25.72%)		$1,626.8	1.08%	1.08%	(.04%)	12%
Trust Class
2/28/2014 (Unaudited)	$59.83	$0.04	$8.00	$8.04	$(0.19)	$(4.50)	$—	$(4.69)	$—	$—	$63.18	13.49	%@@**	$3,286.8	1.10%*	1.10%*	.13%*	8	%**
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—	$—	$59.83	23.81%		$3,192.4	1.10%	1.10%	.63%	20%
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—	$—	$50.47	6.21%		$3,037.6	1.11%	1.11%	.23%	15%
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%	.74%	18%
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—	$—	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%	(.17%)	16%
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)	$—	$—	$35.00	(25.73%)		$3,244.1	1.12%	1.12%	(.09%)	12%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
2/28/2014 (Unaudited)	$32.46	$(0.02)	$4.32	$4.30	$(0.05)	$(4.50)	$—	$(4.55)	$—	$—	$32.21	13.35	%@@**	$668.4	1.37%*	1.37%*	(.14%)*	8	%**
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—	$—	$32.46	23.46%		$626.0	1.38%	1.38%	.35%	20%
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—	$—	$28.42	5.91%		$579.8	1.38%	1.38%	(.04%)	15%
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—	$—	$28.43	29.23%		$601.3	1.40%	1.40%	.43%	18%
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—	$—	$—	$22.00	8.11%		$440.2	1.38%	1.38%	(.42%)	16%
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)	$—	$—	$20.35	(25.95%)		$397.9	1.38%	1.38%	(.34%)	12%
Institutional Class
2/28/2014 (Unaudited)	$57.62	$0.11	$7.70	$7.81	$(0.32)	$(4.50)	$—	$(4.82)	$—	$—	$60.61	13.61	%@@**	$5,669.1	.85%*	.85%§*	.38%*	8	%**
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—	$—	$57.62	24.12%		$5,989.3	.85%	.85%	.87%	20%
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—	$—	$48.71	6.51%		$5,707.1	.86%	.85%	.49%	15%
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—	$—	$47.48	29.87%		$4,975.0	.89%	.87%	.97%	18%
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—	$—	$—	$36.56	8.68%		$3,571.8	.87%	.85%	.11%	16%
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)	$—	$—	$33.64	(25.55%)		$3,283.0	.87%	.85%	.18%	12%
Class R6
2/28/2014 (Unaudited)	$57.63	$0.15	$7.70	$7.85	$(0.36)	$(4.50)	$—	$(4.86)	$—	$—	$60.62	13.68	%@@**	$2,378.9	.78%*	.78%§*	.47%*	8	%**
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—	$—	$57.63	6.90	%**	$975.9	.80%*	.78%*	.67%*	20	%Ø
Global Equity Fund
Institutional Class
2/28/2014 (Unaudited)	$9.49	$0.01	$1.38	$1.39	$(0.04)	$(0.09)	$—	$(0.13)	$—	$—	$10.75	14.66	%**	$37.3	1.76%*	1.15%*	.11%*	14	%**
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—	$—	$9.49	11.65%		$33.5	5.16%	1.15%	.63%	43%
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—	$—	$8.50	2.82%		$4.3	10.85%	1.15%	1.12%	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—	$—	$9.10	(9.00	%)**	$0.8	55.68%*	1.15%*	(.20%)*	8	%**
Class A
2/28/2014 (Unaudited)	$9.43	$(0.02)	$1.38	$1.36	$(0.00)	$(0.09)	$—	$(0.09)	$—	$—	$10.70	14.48	%**	$0.4	2.24%*	1.51%*	(.30%)*	14	%**
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—	$—	$9.43	11.20%		$0.1	5.67%	1.51%	.34%	43%
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.48	2.51%		$0.1	11.83%	1.51%	.54%	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—	$—	$9.09	(9.10	%)**	$0.1	69.65%*	1.51%*	(.53%)*	8	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class C
2/28/2014 (Unaudited)	$9.28	$(0.05)	$1.35	$1.30	$—	$(0.09)	$—	$(0.09)	$—	$—	$10.49	14.05	%**	$0.1	3.02	%*	2.26	%*	(1.05	%)*	14	%**
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—	$—	$9.28	10.34%		$0.1	6.50%		2.26%		(.36%)		43%
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.41	1.77%		$0.0	12.88%		2.26%		(.30%)		62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—	$—	$9.08	(9.20	%)**	$0.0	74.49	%*	2.26	%*	(1.31	%)*	8	%**
Global Thematic Opportunities Fund
Institutional Class
2/28/2014 (Unaudited)	$9.52	$0.04	$1.40	$1.44	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.91	15.13	%**	$85.3	1.40	%*	1.25	%*	.71	%*	42	%**
8/31/2013	$8.74	$0.05	$0.78	$0.83	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.52	9.53%		$73.1	1.59%		1.25%		.53%		98%
8/31/2012	$9.44	$0.05	$(0.73)	$(0.68)	$(0.02)	$—	$—	$(0.02)	$—	$—	$8.74	(7.22%)		$49.8	1.84%		1.25%		.56%		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—	$—	$—	$9.44	(5.60	%)**	$27.4	4.83	%*	1.25	%*	(.14	%)*	11	%**
Class A
2/28/2014 (Unaudited)	$9.47	$0.02	$1.39	$1.41	$(0.02)	$—	$—	$(0.02)	$—	$—	$10.86	14.94	%**	$0.5	1.86	%*	1.61	%*	.35	%*	42	%**
8/31/2013	$8.70	$0.02	$0.78	$0.80	$(0.03)	$—	$—	$(0.03)	$—	$—	$9.47	9.20%		$0.6	2.00%		1.61%		.23%		98%
8/31/2012	$9.44	$0.02	$(0.75)	$(0.73)	$(0.01)	$—	$—	$(0.01)	$—	$—	$8.70	(7.68%)		$0.6	2.25%		1.61%		.27%		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—	$—	$—	$9.44	(5.60	%)**	$0.2	13.72	%*	1.61	%*	(.50	%)*	11	%**
Class C
2/28/2014 (Unaudited)	$9.35	$(0.02)	$1.37	$1.35	$—	$—	$—	$—	$—	$—	$10.70	14.44	%**	$0.1	2.66	%*	2.36	%*	(.41	%)*	42	%**
8/31/2013	$8.63	$(0.05)	$0.77	$0.72	$—	$—	$—	$—	$—	$—	$9.35	8.34%		$0.1	2.84%		2.36%		(.59%)		98%
8/31/2012	$9.42	$(0.05)	$(0.73)	$(0.78)	$(0.01)	$—	$—	$(0.01)	$—	$—	$8.63	(8.25%)		$0.1	3.11%		2.36%		(.57%)		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—	$—	$—	$9.42	(5.80	%)**	$0.1	21.31	%*	2.36	%*	(1.32	%)*	11	%**
Greater China Equity Fund
Institutional Class
2/28/2014 (Unaudited)	$10.16	$(0.05)	$0.80	$0.75	$—	$(0.15)	$—	$(0.15)	$—	$—	$10.76	7.30	%**	$60.2	1.81	%*	1.50	%*	(.97	%)*	94	%**
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60	%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	%)[b]*	20	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A
2/28/2014 (Unaudited)	$10.16	$(0.08)	$0.81	$0.73	$—	$(0.15)	$—	$(0.15)	$—	$—	$10.74	7.00%**	$0.3	2.17	%*	1.86	%*	(1.55	%)*	94%**
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	%)[b]*	20%**
Class C
2/28/2014 (Unaudited)	$10.15	$(0.11)	$0.80	$0.69	$—	$(0.15)	$—	$(0.15)	$—	$—	$10.69	6.61%**	$0.1	2.86	%*	2.61	%*	(2.09	%)*	94%**
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—	$—	$10.15	1.50%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	%)[b]*	20%**
Guardian Fund
Investor Class
2/28/2014 (Unaudited)	$18.58	$0.08	$2.60	$2.68	$(0.10)	$(1.91)	$—	$(2.01)	$—	$—	$19.25	14.83%**	$1,143.5	.88	%*	.88	%*	.83	%*	21%**
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—	$—	$18.58	22.54%	$1,040.3	.90%		.90%		.85%		36%
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—	$—	$15.80	9.84%	$939.6	.92%		.92%		.79%		26%
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.49	21.35%	$962.6	.92%		.92%		.74%		32%
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$11.98	7.99%	$869.2	.95%		.95%		.40%		36%
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)	$—	$—	$11.15	(22.65%)	$875.5	.97%		.97%		.67%		29%
Trust Class
2/28/2014 (Unaudited)	$14.30	$0.05	$1.99	$2.04	$(0.09)	$(1.91)	$—	$(2.00)	$—	$—	$14.34	14.73%**	$138.3	1.06	%*	1.06	%*	.64	%*	21%**
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.30	22.36%	$129.4	1.08%		1.08%		.66%		36%
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—	$—	$12.31	9.68%	$113.5	1.09%		1.09%		.64%		26%
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—	$—	$11.32	21.08%	$102.6	1.09%		1.09%		.55%		32%
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.38	7.75%	$79.0	1.12%		1.12%		.23%		36%
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)	$—	$—	$8.75	(22.74%)	$71.0	1.14%		1.14%		.50%		29%
Advisor Class
2/28/2014 (Unaudited)	$16.27	$0.02	$2.29	$2.31	$(0.09)	$(1.91)	$—	$(2.00)	$—	$—	$16.58	14.57%**	$0.3	1.25	%*	1.25	%*	.22	%*	21%**
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—	$—	$16.27	21.81%	$0.6	1.50%		1.50	%§	.23%		36%
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—	$—	$13.91	9.27%	$0.6	1.50%		1.50	%§	.19%		26%
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—	$—	$12.77	20.59%	$0.6	1.50%		1.50	%§	.15%		32%
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)	$—	$—	$10.59	7.38%	$0.5	2.59%		1.50%		(.16%)		36%
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)	$—	$—	$9.87	(23.05%)	$0.5	5.33%		1.50%		.13%		29%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
2/28/2014 (Unaudited)	$18.62	$0.10	$2.61	$2.71	$(0.14)	$(1.91)	$—	$(2.05)	$—	$—	$19.28	14.93%**	$117.6	.71%*	.71%*	1.05%*	21	%**
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—	$—	$18.62	22.80%	$88.9	.73%	.73%	1.00%	36%
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—	$—	$15.83	10.03%	$60.0	.74%	.74%§	1.01%	26%
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.52	21.51%	$33.5	.75%	.75%§	.77%	32%
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)	$—	$—	$12.01	8.22%	$4.3	.81%	.75%	.65%	36%
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—	$—	$—	$11.16	7.41%**	$0.1	5.16%*	.75%*	1.12%*	29	%Ø
Class A
2/28/2014 (Unaudited)	$14.21	$0.05	$1.97	$2.02	$(0.10)	$(1.91)	$—	$(2.01)	$—	$—	$14.22	14.68%**	$56.8	1.10%*	1.10%§*	.70%*	21	%**
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.21	22.38%	$34.6	1.11%	1.11%§	.62%	36%
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—	$—	$12.24	9.63%	$17.6	1.12%	1.11%	.64%	26%
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—	$—	$11.28	21.06%	$10.8	1.15%	1.11%	.51%	32%
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)	$—	$—	$9.36	7.72%	$3.5	1.22%	1.11%	.23%	36%
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—	$—	$—	$8.75	7.36%**	$0.5	2.24%*	1.11%*	.41%*	29	%Ø
Class C
2/28/2014 (Unaudited)	$15.96	$(0.01)	$2.23	$2.22	$(0.00)	$(1.91)	$—	$(1.91)	$—	$—	$16.27	14.32%**	$3.1	1.86%*	1.86%§*	(.15%)*	21	%**
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—	$—	$15.96	21.43%	$2.6	1.86%	1.86%	(.15%)	36%
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—	$—	$13.66	8.83%	$1.3	1.88%	1.86%	(.13%)	26%
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.60	20.11%	$1.1	1.90%	1.86%	(.28%)	32%
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.51	7.08%	$0.4	2.46%	1.86%	(.51%)	36%
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—	$—	$—	$9.86	7.06%**	$0.1	6.27%*	1.86%*	.01%*	29	%Ø
Class R3
2/28/2014 (Unaudited)	$16.25	$0.04	$2.26	$2.30	$(0.07)	$(1.91)	$—	$(1.98)	$—	$—	$16.57	14.58%**	$0.6	1.37%*	1.36%*	.42%*	21	%**
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—	$—	$16.25	22.03%	$0.4	1.41%	1.36%	.24%	36%
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.79	9.40%	$0.5	1.39%	1.36%	.36%	26%
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—	$—	$12.72	20.79%	$0.4	1.44%	1.36%	.28%	32%
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.57	7.51%	$0.1	3.12%	1.36%	(.02%)	36%
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—	$—	$—	$9.88	7.27%**	$0.1	5.77%*	1.36%*	.51%*	29	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund
Investor Class
2/28/2014 (Unaudited)	$18.62	$0.04	$2.22	$2.26	$(0.17)	$—	$—	$(0.17)	$—	$—	$20.71	12.19	%**	$130.0	1.26	%*	1.08	%*	.37	%*	15	%**
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—	$—	$18.62	3.27	%**	$125.7	1.32	%*	1.09	%*	1.87	%*	44	%Øa
Trust Class
2/28/2014 (Unaudited)	$20.70	$0.03	$2.47	$2.50	$(0.16)	$—	$—	$(0.16)	$—	$—	$23.04	12.11	%**	$114.2	1.36	%*	1.17	%*	.28	%*	15	%**
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—	$—	$20.70	3.24	%**	$111.9	1.42	%*	1.19	%*	1.73	%*	44	%Øa
Institutional Class
2/28/2014 (Unaudited)	$10.26	$0.03	$1.22	$1.25	$(0.20)	$—	$—	$(0.20)	$—	$—	$11.31	12.28	%**	$838.8	1.07	%*	.85	%*	.58	%*	15	%**
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.26	13.82%		$770.3	1.14%		.85%		1.54%		44%[a]
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.15	.78%		$491.6	1.16%		.84%		1.88%		33%
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—	$—	$9.20	15.62%		$342.6	1.23%		.80%		1.67%		46%
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)	$—	$0.00	$8.10	9.05%		$168.1	1.24%		.80%		1.53%		50%
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)	$—	$0.00	$7.53	(19.92%)		$223.8	1.26%		.81%		2.01%		98%
Class A
2/28/2014 (Unaudited)	$20.69	$0.02	$2.48	$2.50	$(0.15)	$—	$—	$(0.15)	$—	$—	$23.04	12.12	%**	$25.6	1.46	%*	1.21	%*	.16	%*	15	%**
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—	$—	$20.69	3.19	%**	$12.8	1.55	%*	1.28	%*	1.57	%*	44	%Øa
Class C
2/28/2014 (Unaudited)	$20.50	$(0.07)	$2.47	$2.40	$(0.06)	$—	$—	$(0.06)	$—	$—	$22.84	11.74	%**	$4.6	2.21	%*	1.96	%*	(.60	%)*	15	%**
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—	$—	$20.50	2.65	%**	$1.9	2.51	%*	2.08	%*	.74	%*	44	%Øa
Class R6
Period from 9/3/2013^ to 2/28/2014 (Unaudited)	$10.26	$0.04	$1.22	$1.26	$(0.11)	$—	$—	$(0.11)	$—	$—	$11.41	12.36	%**	$0.1	4.13	%*	0.78	%*	.66	%*	15	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Large Cap Fund
Trust Class
2/28/2014 (Unaudited)	$10.14	$0.01	$1.25	$1.26	$(0.10)	$—	$—	$(0.10)	$—	$—	$11.30	12.45%**	$14.2	1.32%*	1.25%*	.12%*	8%**
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.14	12.17%	$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.14	(1.05%)	$14.2	1.40%	1.25%	1.47%	29%
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.35	13.09%	$18.6	1.39%	1.25%	.97%	54%
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)	$—	$0.00	$8.31	5.87%	$27.7	1.53%	1.25%	1.10%	45%
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)	$—	$0.00	$7.93	(18.84%)	$28.9	1.73%	1.27%	1.62%	90%
Institutional Class
2/28/2014 (Unaudited)	$10.14	$0.02	$1.26	$1.28	$(0.14)	$—	$—	$(0.14)	$—	$—	$11.28	12.68%**	$230.0	.92%*	.90%*	.46%*	8%**
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.14	12.56%	$200.6	.97%	.90%	1.44%	50%
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—	$—	$9.14	(.65%)	$172.0	.99%	.90%	1.76%	29%
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$9.36	13.39%	$161.5	1.01%	.90%	1.60%	54%
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)	$—	$0.00	$8.32	6.29%	$129.5	1.12%	.90%	1.45%	45%
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)	$—	$0.00	$7.93	(18.57%)	$67.7	1.30%	.92%	2.00%	90%
Class A
2/28/2014 (Unaudited)	$10.07	$0.01	$1.24	$1.25	$(0.10)	$—	$—	$(0.10)	$—	$—	$11.22	12.50%**	$11.3	1.31%*	1.24%*	.10%*	8%**
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.07	12.08%	$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.09	(.96%)	$8.3	1.39%	1.24%	1.56%	29%
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.30	13.06%	$5.2	1.39%	1.24%	.81%	54%
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)	$—	$0.00	$8.27	5.87%	$9.3	1.52%	1.24%	1.24%	45%
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)	$—	$0.00	$7.90	(18.83%)	$4.0	2.17%	1.29%	1.63%	90%
Class C
2/28/2014 (Unaudited)	$9.93	$(0.03)	$1.23	$1.20	$(0.03)	$—	$—	$(0.03)	$—	$—	$11.10	12.10%**	$4.5	2.05%*	2.00%*	(.65%)*	8%**
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.93	11.23%	$4.0	2.09%	2.00%	.36%	50%
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—	$—	$8.98	(1.64%)	$3.7	2.13%	2.00%	.65%	29%
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—	$0.00	$9.17	12.19%	$2.1	2.14%	2.00%	.57%	54%
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)	$—	$0.00	$8.20	5.02%	$1.5	2.29%	2.01%	.45%	45%
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)	$—	$0.00	$7.87	(19.34%)	$0.4	3.94%	2.01%	1.23%	90%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
2/28/2014 (Unaudited)	$10.01	$(0.01)	$1.24	$1.23	$(0.09)	$—	$—	$(0.09)	$—	$—	$11.15	12.35	%**	$2.9	1.55%*	1.51%*	(.13%)*	8	%**
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.01	11.83%		$2.6	1.60%	1.51%	.74%	50%
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.04	(1.24%)		$0.4	1.67%	1.51%	1.35%	29%
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—	$0.00	$9.27	12.71%		$0.1	1.87%	1.51%	1.15%	54%
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$8.26	5.57%		$0.1	3.50%	1.51%	.87%	45%
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—	$—	$0.00	$7.90	11.27	%**	$0.1	6.18%*	1.52%*	1.31%*	90	%Ø
Intrinsic Value Fund
Institutional Class
2/28/2014 (Unaudited)	$12.81	$(0.03)	$2.51	$2.48	$(0.03)	$(0.54)	$—	$(0.57)	$—	$—	$14.72	19.62	%**	$234.2	1.14%*	1.00%*	(.41%)*	12	%**
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.81	26.94%		$182.6	1.18%	1.00%	.42%	25%
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.26	12.21%		$134.2	1.22%	1.00%	(.14%)	30%
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.26	13.08%		$114.7	1.26%	1.00%	(.35%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—	$—	$—	$9.41	(5.90	%)**	$80.9	1.70%*	1.00%*	.33%*	19	%**
Class A
2/28/2014 (Unaudited)	$12.65	$(0.05)	$2.47	$2.42	$(0.00)	$(0.54)	$—	$(0.54)	$—	$—	$14.53	19.42	%**	$21.1	1.52%*	1.36%*	(.77%)*	12	%**
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.65	26.61%		$13.9	1.58%	1.36%	.01%	25%
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.16	11.62%		$8.4	1.61%	1.36%	(.51%)	30%
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.22	12.74%		$8.6	1.65%	1.36%	(.73%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—	$—	$—	$9.40	(6.00	%)**	$0.6	2.11%*	1.36%*	(.02%)*	19	%**
Class C
2/28/2014 (Unaudited)	$12.35	$(0.10)	$2.41	$2.31	$—	$(0.54)	$—	$(0.54)	$—	$—	$14.12	18.97	%**	$12.4	2.26%*	2.11%*	(1.52%)*	12	%**
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.35	25.62%		$10.3	2.31%	2.11%	(.70%)	25%
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.00	10.87%		$6.9	2.35%	2.11%	(1.25%)	30%
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—	$—	$10.14	11.91%		$5.5	2.34%	2.11%	(1.48%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—	$—	$—	$9.38	(6.20	%)**	$0.0	3.09%*	2.11%*	(.79%)*	19	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Disciplined Growth Fund
Investor Class
2/28/2014 (Unaudited)	$8.18	$0.02	$1.02	$1.04	$(0.05)	$(1.25)	$—	$(1.30)	$—	$—	$7.92	13.23%**	$17.3	1.05%*	1.05%*	.46%*	31	%**
8/31/2013	$7.68	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.18	12.76%	$16.1	1.11%	1.11%§	.42%	66%
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.68	9.12%	$17.8	1.11%	1.11%§	.08%	116%
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.38	19.44%	$15.5	1.11%	1.11%§	(.08%)	101%
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)	$—	$—	$6.18	2.37%	$11.4	1.23%	1.11%	.29%	104%
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—	$—	$—	$6.04	(18.27%)	$11.7	2.50%	1.34%	.40%	132	%###
Institutional Class
2/28/2014 (Unaudited)	$8.23	$0.03	$1.02	$1.05	$(0.08)	$(1.25)	$—	$(1.33)	$—	$—	$7.95	13.28%**	$191.9	.81%*	.75%*	.68%*	31	%**
8/31/2013	$7.72	$0.06	$0.90	$0.96	$(0.08)	$(0.37)	$—	$(0.45)	$—	$—	$8.23	13.28%	$409.2	.79%	.75%	.77%	66%
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)	$—	$—	$7.72	9.43%	$601.6	.78%	.75%	.44%	116%
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—	$—	$7.41	19.79%	$565.4	.80%	.75%	.29%	101%
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)	$—	$—	$6.20	2.76%	$346.6	.87%	.75%	.61%	104%
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—	$—	$—	$6.05	14.58%**	$23.3	1.57%*	.75%*	.86%*	132	%Ø###
Class A
2/28/2014 (Unaudited)	$8.17	$0.02	$1.01	$1.03	$(0.04)	$(1.25)	$—	$(1.29)	$—	$—	$7.91	13.04%**	$35.3	1.19%*	1.11%*	.39%*	31	%**
8/31/2013	$7.67	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.17	12.80%	$38.4	1.16%	1.11%	.42%	66%
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.67	9.13%	$67.1	1.16%	1.11%	.06%	116%
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.37	19.30%	$40.2	1.19%	1.11%	(.09%)	101%
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—	$—	$—	$6.18	2.32%	$33.0	1.30%	1.11%	.35%	104%
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—	$—	$—	$6.04	14.39%**	$63.7	1.79%*	1.11%*	.47%*	132	%Ø###
Class C
2/28/2014 (Unaudited)	$7.93	$(0.01)	$0.99	$0.98	$—	$(1.25)	$—	$(1.25)	$—	$—	$7.66	12.84%**	$25.2	1.93%*	1.86%*	(.35%)*	31	%**
8/31/2013	$7.48	$(0.03)	$0.87	$0.84	$(0.02)	$(0.37)	$—	$(0.39)	$—	$—	$7.93	11.93%	$24.8	1.91%	1.86%	(.34%)	66%
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.48	8.14%	$33.4	1.90%	1.86%	(.67%)	116%
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—	$—	$7.26	18.63%	$37.0	1.92%	1.86%	(.83%)	101%
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—	$—	$—	$6.12	1.66%	$31.0	2.01%	1.86%	(.46%)	104%
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—	$—	$—	$6.02	14.02%**	$25.9	2.56%*	1.86%*	(.28%)*	132	%Ø###
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
2/28/2014 (Unaudited)	$8.10	$0.00	$1.02	$1.02	$—	$(1.25)	$—	$(1.25)	$—	$—	$7.87	13.07%**	$0.1	1.52%*	1.36%*	.07%*	31	%**
8/31/2013	$7.61	$0.01	$0.88	$0.89	$(0.03)	$(0.37)	$—	$(0.40)	$—	$—	$8.10	12.48%	$0.4	1.45%	1.36%	.17%	66%
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.61	8.75%	$0.3	1.44%	1.36%	(.18%)	116%
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—	$—	$7.34	19.16%	$0.3	1.48%	1.36%	(.29%)	101%
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—	$—	$—	$6.16	2.16%	$0.1	3.23%	1.36%	.04%	104%
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—	$—	$—	$6.03	10.24%**	$0.1	6.21%*	1.36%*	.20%*	132	%Ø###
Large Cap Value Fund
Investor Class
2/28/2014 (Unaudited)	$32.40	$0.18	$4.41	$4.59	$(0.42)	$(5.02)	$—	$(5.44)	$—	$—	$31.55	14.93%**	$1,200.0	.85%*	.85%*	1.11%*	62	%**
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—	$—	$32.40	24.05%@@	$1,149.7	.86%	.86%	1.19%	159%
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—	$—	$26.46	6.47%	$1,057.1	.87%	.87%	1.20%	171%
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.97	13.48%	$1,171.4	.85%	.85%	.42%	41%
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)	$—	$—	$22.03	2.21%	$1,189.1	.85%	.85%	.19%	42%
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)	$—	$—	$21.67	(23.27%)	$1,337.2	.89%	.89%	.85%	35%
Trust Class
2/28/2014 (Unaudited)	$24.80	$0.11	$3.33	$3.44	$(0.37)	$(5.02)	$—	$(5.39)	$—	$—	$22.85	14.86%**	$148.3	1.05%*	1.05%*	.90%*	62	%**
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—	$—	$24.80	23.76%@@	$156.6	1.06%	1.06%	1.01%	159%
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—	$—	$20.30	6.26%	$209.6	1.05%	1.05%	.97%	171%
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—	$—	$19.15	13.32%	$424.9	1.04%	1.04%	.22%	41%
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)	$—	$—	$16.90	2.01%	$547.6	1.03%	1.03%	.01%	42%
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)	$—	$—	$16.67	(23.38%)	$622.6	1.05%	1.04%	.70%	35%
Advisor Class
2/28/2014 (Unaudited)	$21.23	$0.08	$2.81	$2.89	$(0.35)	$(5.02)	$—	$(5.37)	$—	$—	$18.75	14.78%**	$218.6	1.20%*	1.20%*	.76%*	62	%**
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—	$—	$21.23	23.58%@@	$205.3	1.21%	1.21%	.86%	159%
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.46	6.13%	$220.0	1.20%	1.20%	.84%	171%
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—	$—	$16.50	13.09%	$308.9	1.19%	1.19%	.07%	41%
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)	$—	$—	$14.59	1.83%	$341.5	1.18%	1.18%	(.14%)	42%
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)	$—	$—	$14.42	(23.47%)	$379.7	1.20%	1.20%	.54%	35%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
2/28/2014 (Unaudited)	$32.56	$0.21	$4.43	$4.64	$(0.47)	$(5.02)	$—	$(5.49)	$—	$—	$31.71	15.04	%**	$127.0	.70%*	.70%*	1.27%*	62	%**
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—	$—	$32.56	24.26	%@@	$113.2	.70%	.70%	1.36%	159%
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.59	6.61%		$103.0	.70%	.70%	1.35%	171%
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—	$—	$25.11	13.69%		$200.6	.69%	.69%	.61%	41%
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)	$—	$—	$22.15	2.35%		$148.7	.69%	.69%§	.35%	42%
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)	$—	$—	$21.79	(23.10%)		$161.3	.71%	.70%	1.01%	35%
Class A
2/28/2014 (Unaudited)	$24.83	$0.11	$3.33	$3.44	$(0.39)	$(5.02)	$—	$(5.41)	$—	$—	$22.86	14.82	%**	$2.4	1.10%*	1.10%§*	.89%*	62	%**
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—	$—	$24.83	23.72	%@@	$1.6	1.11%	1.11%	.97%	159%
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—	$—	$20.07	6.24%		$2.0	1.07%	1.07%§	1.03%	171%
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—	$—	$19.06	13.20%		$1.4	1.29%	1.11%	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—	$—	$—	$16.90	(7.95	%)**	$0.0	35.72%*	1.11%*	.16%*	42	%Ø
Class C
2/28/2014 (Unaudited)	$20.73	$0.01	$2.73	$2.74	$(0.32)	$(5.02)	$—	$(5.34)	$—	$—	$18.13	14.36	%**	$2.6	1.86%*	1.86%§*	.14%*	62	%**
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—	$—	$20.73	22.87%		$1.2	1.86%	1.86%§	.10%	159%
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—	$—	$17.19	5.40%		$0.2	2.04%	1.86%	.27%	171%
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.31	12.32%		$0.1	4.61%	1.86%	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—	$—	$—	$14.57	(8.08	%)**	$0.0	37.45%*	1.86%*	(.60%)*	42	%Ø
Class R3
2/28/2014 (Unaudited)	$21.41	$0.06	$2.84	$2.90	$(0.34)	$(5.02)	$—	$(5.36)	$—	$—	$18.95	14.65	%**	$0.1	1.43%*	1.36%*	.61%*	62	%**
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—	$—	$21.41	23.47	%@@	$0.1	1.42%	1.36%	.46%	159%
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—	$—	$17.34	5.95%		$0.6	1.39%	1.36%	.93%	171%
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.41	12.93%		$0.0	6.07%	1.36%	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—	$—	$—	$14.58	(8.01	%)**	$0.0	36.96%*	1.36%*	(.09%)*	42	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
2/28/2014 (Unaudited)	$13.35	$(0.04)	$2.31	$2.27	$(0.30)	$(0.67)	$—	$(0.97)	$—	$—	$14.65	17.54%**	$429.6	.94%*	.94%*	(.50%)*	29%**
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—	$—	$13.35	18.03%	$377.8	.98%	.98%	(.30%)	46%
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—	$—	$11.98	10.73%	$347.9	1.01%	1.01%	(.51%)	40%
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—	$—	$10.84	28.59%	$335.5	1.02%	1.02%	(.45%)	49%
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—	$—	$—	$8.43	13.46%	$288.0	1.07%	1.07%	(.55%)	70%
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—	$—	$—	$7.43	(22.04%)	$280.9	1.11%	1.11%	(.28%)	69%
Trust Class
2/28/2014 (Unaudited)	$20.75	$(0.06)	$3.61	$3.55	$(0.29)	$(0.67)	$—	$(0.96)	$—	$—	$23.34	17.45%**	$66.9	1.01%*	1.01%*	(.58%)*	29%**
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—	$—	$20.75	18.02%	$54.9	1.04%	1.04%	(.38%)	46%
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—	$—	$18.23	10.65%	$39.9	1.05%	1.05%	(.55%)	40%
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—	$—	$16.48	28.45%	$28.1	1.07%	1.07%	(.52%)	49%
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—	$—	$—	$12.83	13.44%	$21.8	1.14%	1.14%	(.61%)	70%
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—	$—	$—	$11.31	(22.21%)	$16.4	1.26%	1.26%	(.37%)	69%
Advisor Class
2/28/2014 (Unaudited)	$21.13	$(0.09)	$3.69	$3.60	$(0.25)	$(0.67)	$—	$(0.92)	$—	$—	$23.81	17.36%**	$10.3	1.27%*	1.27%*	(.83%)*	29%**
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—	$—	$21.13	17.64%	$11.7	1.30%	1.30%	(.62%)	46%
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—	$—	$18.54	10.23%	$10.2	1.44%	1.44%§	(.95%)	40%
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—	$—	$16.82	28.01%	$9.0	1.50%	1.50%§	(.95%)	49%
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—	$—	$—	$13.14	12.98%	$5.4	1.50%	1.50%§	(.98%)	70%
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—	$—	$—	$11.63	(22.36%)	$6.9	1.86%	1.50%	(.57%)	69%
Institutional Class
2/28/2014 (Unaudited)	$13.56	$(0.02)	$2.34	$2.32	$(0.33)	$(0.67)	$—	$(1.00)	$—	$—	$14.88	17.66%**	$382.2	.76%*	.75%*	(.31%)*	29%**
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—	$—	$13.56	18.32%	$258.6	.79%	.75%	(.07%)	46%
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—	$—	$12.16	10.96%	$174.2	.79%	.75%	(.26%)	40%
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—	$—	$11.01	28.92%	$113.8	.81%	.75%	(.21%)	49%
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—	$—	$—	$8.54	13.87%	$121.1	.83%	.75%	(.22%)	70%
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—	$—	$—	$7.50	(21.63%)	$146.6	.87%	.75%	.12%	69%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2014 (Unaudited)	$20.74	$(0.07)	$3.61	$3.54	$(0.27)	$(0.67)	$—	$(0.94)	$—	$—	$23.34	17.43%**	$103.6	1.14%*	1.11%*	(.68%)*	29	%**
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—	$—	$20.74	17.91%	$89.0	1.18%	1.11%	(.44%)	46%
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—	$—	$18.23	10.61%	$63.2	1.17%	1.11%	(.62%)	40%
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—	$—	$16.49	28.43%	$25.2	1.19%	1.11%	(.56%)	49%
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—	$—	$—	$12.84	13.53%	$13.6	1.28%	1.11%	(.51%)	70%
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—	$—	$—	$11.31	9.38%**	$0.1	4.05%*	1.11%*	(.01%)*	69	%Ø
Class C
2/28/2014 (Unaudited)	$20.81	$(0.16)	$3.64	$3.48	$(0.16)	$(0.67)	$—	$(0.83)	$—	$—	$23.46	17.01%**	$6.0	1.91%*	1.86%*	(1.43%)*	29	%**
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—	$—	$20.81	17.05%	$4.4	1.95%	1.86%	(1.20%)	46%
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—	$—	$18.31	9.77%	$2.4	1.98%	1.86%	(1.36%)	40%
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—	$—	$16.68	27.43%	$0.6	2.04%	1.86%	(1.36%)	49%
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—	$—	$—	$13.09	12.65%	$0.2	2.64%	1.86%	(1.32%)	70%
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—	$—	$—	$11.62	9.21%**	$0.1	6.29%*	1.86%*	(.64%)*	69	%Ø
Class R3
2/28/2014 (Unaudited)	$21.16	$(0.10)	$3.70	$3.60	$(0.24)	$(0.67)	$—	$(0.91)	$—	$—	$23.85	17.31%**	$8.5	1.39%*	1.36%*	(.92%)*	29	%**
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—	$—	$21.16	17.63%	$5.6	1.43%	1.36%	(.68%)	46%
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—	$—	$18.61	10.31%	$3.0	1.45%	1.36%	(.89%)	40%
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—	$—	$16.87	28.09%	$0.5	1.50%	1.36%	(.91%)	49%
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$—	$—	$13.17	13.24%	$0.1	3.15%	1.36%	(.84%)	70%
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—	$—	$—	$11.63	9.30%**	$0.1	5.78%*	1.36%*	(.14%)*	69	%Ø
Class R6
2/28/2014 (Unaudited)	$13.57	$(0.02)	$2.35	$2.33	$(0.34)	$(0.67)	$—	$(1.01)	$—	$—	$14.89	17.74%**	$9.5	.70%*	.68%*	(.24%)*	29	%**
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—	$—	$13.57	6.26%**	$0.1	7.22%*	.68%*	(.13%)*	46	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2014 (Unaudited)	$20.29	$0.17	$2.51	$2.68	$(0.32)	$(0.87)	$—	$(1.19)	$—	$—	$21.78	13.56	%@@**	$40.6	1.33%*	.98%*	1.63%*	19	%**
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—	$—	$20.29	28.58%		$45.9	1.40%	1.09%	1.45%	33%
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—	$—	$15.90	12.62	%@@	$46.0	1.39%	1.18%	.69%	118%
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—	$—	$14.18	15.79%		$46.5	1.33%	1.22%	.38%	27%
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)	$—	$—	$12.26	11.51%		$55.9	1.24%	1.22%	.10%	51%
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)	$—	$—	$11.07	(21.04%)		$43.8	1.37%	1.36%	.78%	51%
Trust Class
2/28/2014 (Unaudited)	$17.61	$0.13	$2.17	$2.30	$(0.29)	$(0.87)	$—	$(1.16)	$—	$—	$18.75	13.45	%**	$13.7	1.60%*	1.25%§*	1.46%*	19	%**
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—	$—	$17.61	28.45%		$13.0	1.66%	1.25%	1.26%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.51	%@@	$18.4	1.60%	1.25%	.61%	118%
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—	$—	$12.34	15.66%		$24.1	1.54%	1.26%	.33%	27%
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)	$—	$—	$10.68	11.55%		$80.5	1.42%	1.25%	.07%	51%
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)	$—	$—	$9.66	(20.96%)		$26.9	1.59%	1.25%	.89%	51%
Institutional Class
2/28/2014 (Unaudited)	$20.33	$0.26	$2.45	$2.71	$(0.37)	$(0.87)	$—	$(1.24)	$—	$—	$21.80	13.66	%**	$18.2	1.20%*	.85%§*	2.48%*	19	%**
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—	$—	$20.33	28.96%		$4.6	1.23%	.85%	1.73%	33%
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—	$—	$15.93	12.94	%@@	$4.4	1.19%	.85%	1.01%	118%
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—	$—	$14.22	16.26%		$3.5	1.16%	.86%	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—	$—	$—	$12.28	(6.40	%)**	$0.7	1.03%*	.85%*	.48%*	51	%Ø
Class A
2/28/2014 (Unaudited)	$17.60	$0.14	$2.16	$2.30	$(0.30)	$(0.87)	$—	$(1.17)	$—	$—	$18.73	13.45	%**	$3.8	1.57%*	1.21%*	1.48%*	19	%**
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—	$—	$17.60	28.43%		$2.7	1.65%	1.21%	1.45%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.56%		$3.8	1.61%	1.21%	.63%	118%
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.34	15.70%		$1.2	1.91%	1.22%	.37%	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—	$—	$—	$10.68	(6.40	%)**	$0.0	37.23%*	1.21%*	.04%*	51	%Ø
Class C
2/28/2014 (Unaudited)	$17.44	$0.07	$2.14	$2.21	$(0.20)	$(0.87)	$—	$(1.07)	$—	$—	$18.58	13.01	%**	$1.6	2.31%*	1.96%§*	.80%*	19	%**
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—	$—	$17.44	27.51%		$1.3	2.35%	1.96%	.54%	33%
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—	$—	$13.69	11.76%		$0.4	2.43%	1.96%	(.09%)	118%
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—	$—	$12.25	14.92%		$0.1	3.97%	1.97%	(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$—	$—	$10.66	(6.57	%)**	$0.0	35.88%*	1.96%*	(.64%)*	51	%Ø
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
2/28/2014 (Unaudited)	$17.59	$0.11	$2.17	$2.28	$(0.25)	$(0.87)	$—	$(1.12)	$—	$—	$18.75	13.29	%**	$0.3	1.81%*	1.46	%§*	1.21%*	19	%**
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—	$—	$17.59	28.22%		$0.8	1.86%	1.46%		.85%	33%
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—	$—	$13.80	12.25	%@@	$0.2	1.88%	1.46%		.41%	118%
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—	$—	$12.32	15.46%		$0.2	6.06%	1.47%		.32%	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—	$—	$—	$10.67	(6.49	%)**	$0.0	37.59%*	1.46	%*	(.22%)*	51	%Ø
Multi-Cap Opportunities Fund
Institutional Class
2/28/2014 (Unaudited)	$13.56	$0.07	$1.99	$2.06	$(0.11)	$(0.22)	$—	$(0.33)	$—	$—	$15.29	15.27	%**	$2,079.1	.75%*	.75	%*	.98%*	6	%**
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—	$—	$13.56	28.57%		$1,430.7	.85%	.85	%§	1.38%	11%
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—	$—	$10.76	15.56%		$465.5	1.00%	1.00	%§	1.70%	29%
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.59	20.09%		$91.0	1.21%	1.01	%^^	.64%	105%
8/31/2010‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)	$—	$—	$8.03	3.02	%†††	$47.2	1.95%	1.00%		1.10%	62%
8/31/2009‡‡	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)	$—	$—	$7.93	(17.74	%)†††	$3.1	5.67%	1.02%[c]		1.02%	124%
Class A
2/28/2014 (Unaudited)	$13.48	$0.05	$1.97	$2.02	$(0.09)	$(0.22)	$—	$(0.31)	$—	$—	$15.19	15.05	%**	$126.8	1.10%*	1.10	%*	.67%*	6	%**
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—	$—	$13.48	28.22%		$51.6	1.18%	1.18	%§	.91%	11%
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—	$—	$10.70	15.13%		$2.8	1.36%	1.36	%§	1.29%	29%
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—	$—	$9.56	19.48%		$0.2	1.69%	1.37	%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—	$—	$—	$8.02	(4.30	%)**	$0.3	3.18%*	1.36	%*	.58%*	62	%Ø
Class C
2/28/2014 (Unaudited)	$13.20	$(0.00)	$1.93	$1.93	$(0.06)	$(0.22)	$—	$(0.28)	$—	$—	$14.85	14.66	%**	$34.0	1.86%*	1.86	%*	(.05%)*	6	%**
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—	$—	$13.20	27.10%		$8.3	2.05%	2.05	%§	.04%	11%
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—	$—	$10.52	14.22%		$0.4	2.14%	2.11%		.70%	29%
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—	$—	$9.47	18.82%		$0.2	2.43%	2.12	%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—	$—	$—	$7.97	(4.89	%)**	$0.1	6.43%*	2.12	%*	(.18%)*	62	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund
Trust Class
2/28/2014 (Unaudited)	$12.96	$0.14	$1.16	$1.30	$(0.14)	$(0.70)	$—	$(0.84)	$—	$—	$13.42	10.63	%**	$301.2	1.41%*	1.04%*	2.12%*	19	%**
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—	$—	$12.96	(2.60%)		$319.9	1.43%	1.04%	1.09%	33%
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—	$—	$13.82	19.53%		$288.9	1.47%	1.03%	1.10%	29%
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—	$0.01	$11.80	17.53%		$216.3	1.55%	.99%	.75%	28%
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)	$—	$0.00	$10.23	35.09%		$126.7	1.75%	.99%	1.73%	70%
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)	$—	$0.00	$7.74	(23.69%)		$63.0	2.02%	.99%	3.61%	181%
Institutional Class
2/28/2014 (Unaudited)	$12.99	$0.15	$1.18	$1.33	$(0.16)	$(0.70)	$—	$(0.86)	$—	$—	$13.46	10.81	%**	$403.1	1.05%*	.85%*	2.28%*	19	%**
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—	$—	$12.99	(2.48%)		$366.4	1.07%	.85%	1.23%	33%
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—	$—	$13.86	19.77%		$228.6	1.10%	.85%	1.21%	29%
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—	$0.00	$11.83	17.77%		$117.1	1.16%	.85%	.81%	28%
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)	$—	$0.00	$10.25	35.18%		$22.6	1.39%	.85%	1.77%	70%
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)	$—	$0.00	$7.76	(23.46%)		$3.3	2.80%	.85%	3.47%	181%
Class A
2/28/2014 (Unaudited)	$12.95	$0.13	$1.17	$1.30	$(0.13)	$(0.70)	$—	$(0.83)	$—	$—	$13.42	10.63	%**	$165.2	1.44%*	1.21%*	1.93%*	19	%**
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—	$—	$12.95	(2.82%)		$164.5	1.47%	1.21%	.84%	33%
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—	$—	$13.82	19.33%		$78.3	1.51%	1.21%	.86%	29%
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—	$0.00	$11.80	17.33%		$36.3	1.60%	1.21%	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)	$—	$0.00	$10.23	(.98	%)**	$0.5	12.56%*	1.21%*	.68%*	70	%Ø
Class C
2/28/2014 (Unaudited)	$12.94	$0.08	$1.17	$1.25	$(0.08)	$(0.70)	$—	$(0.78)	$—	$—	$13.41	10.20	%**	$39.9	2.21%*	1.96%*	1.18%*	19	%**
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—	$—	$12.94	(3.52%)		$39.7	2.24%	1.96%	.11%	33%
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—	$—	$13.81	18.40%		$20.7	2.28%	1.96%	.09%	29%
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—	$0.00	$11.80	16.44%		$8.3	2.37%	1.96%	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)	$—	$0.00	$10.24	(1.08	%)**	$0.1	20.75%*	1.96%*	.66%*	70	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
2/28/2014 (Unaudited)	$12.94	$0.11	$1.17	$1.28	$(0.12)	$(0.70)	$—	$(0.82)	$—	$—	$13.40	10.42	%**	$19.9	1.68%*	1.46%*	1.64%*	19	%**
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—	$—	$12.94	(3.04%)		$15.2	1.70%	1.46%	.56%	33%
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—	$—	$13.81	19.07%		$4.8	1.74%	1.46%	.41%	29%
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—	$0.00	$11.80	17.00%		$0.3	2.81%	1.46%	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)	$—	$0.00	$10.23	(1.04	%)**	$0.0	37.36%*	1.46%*	.93%*	70	%Ø
Class R6
2/28/2014 (Unaudited)	$12.99	$0.15	$1.18	$1.33	$(0.16)	$(0.70)	$—	$(0.86)	$—	$—	$13.46	10.85	%**	$10.5	.98%*	.78%*	2.35%*	19	%**
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—	$—	$12.99	(6.96	%)**	$8.3	1.11%*	.78%*	.95%*	33	%Ø
Select Equities Fund
Institutional Class
2/28/2014 (Unaudited)	$10.18	$0.00	$1.44	$1.44	$(0.01)	$(0.94)	$—	$(0.95)	$—	$—	$10.67	14.50	%**	$47.7	1.02%*	.75%*	.00%*	40	%**
8/31/2013	$9.34	$0.04	$1.54	$1.58	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.18	17.97%		$48.3	1.10%	.75%	.40%	70%
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)	$—	$—	$9.34	12.21%		$27.1	1.15%	.75%	.26%	93%
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—	$—	$9.05	18.62%		$27.3	1.17%	.75%	.67%	150%
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)	$—	$—	$7.91	.44%		$17.6	1.22%	.75%	.78%	129%
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)	$—	$—	$8.06	(12.03%)		$6.5	2.57%	.75%	1.04%	93%
Class A
2/28/2014 (Unaudited)	$10.08	$(0.02)	$1.42	$1.40	$—	$(0.94)	$—	$(0.94)	$—	$—	$10.54	14.25	%**	$33.5	1.40%*	1.20%*	(.44%)*	40	%**
8/31/2013	$9.29	$(0.00)	$1.53	$1.53	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.08	17.50%		$30.7	1.48%	1.20%	(.02%)	70%
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)	$—	$—	$9.29	11.62%		$29.2	1.53%	1.20%	(.20%)	93%
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—	$—	$9.03	18.15%		$30.9	1.58%	1.20%	.23%	150%
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)	$—	$—	$7.88	(.11%)		$38.0	1.60%	1.20%	.36%	129%
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)	$—	$—	$8.05	(11.95%)		$38.3	2.19%	1.20%	.52%	93%
Class C
2/28/2014 (Unaudited)	$9.64	$(0.06)	$1.36	$1.30	$—	$(0.94)	$—	$(0.94)	$—	$—	$10.00	13.84	%**	$16.1	2.14%*	1.95%*	(1.19%)*	40	%**
8/31/2013	$8.98	$(0.07)	$1.47	$1.40	$—	$(0.74)	$—	$(0.74)	$—	$—	$9.64	16.60%		$13.6	2.23%	1.95%	(.78%)	70%
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)	$—	$—	$8.98	10.71%		$11.7	2.28%	1.95%	(.96%)	93%
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—	$—	$8.82	17.29%		$13.2	2.30%	1.95%	(.53%)	150%
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)	$—	$—	$7.74	(.75%)		$11.6	2.35%	1.95%	(.41%)	129%
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)	$—	$—	$7.94	(12.58%)		$7.4	2.91%	1.95%	(.22%)	93%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund
Investor Class
2/28/2014 (Unaudited)	$24.16	$(0.09)	$5.68	$5.59	$—	$—	$—	$—	$—	$—	$29.75	23.14%**	$58.2	1.69%*	1.21%*	(.70%)	140%**
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—	$—	$24.16	23.96%@@	$48.8	1.64%	1.22%	(.72%)	249%
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—	$—	$19.49	9.86%	$60.1	1.58%	1.21%	(.92%)	294%
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—	$—	$17.74	29.68%	$63.6	1.49%	1.15%	(.88%)	185%
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—	$—	$—	$13.68	4.03%	$75.4	1.50%	1.15%	(.89%)	235%
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—	$—	$—	$13.15	(26.62%)	$144.1	1.48%	1.30%	(.89%)	292%
Trust Class
2/28/2014 (Unaudited)	$26.22	$(0.12)	$6.15	$6.03	$—	$—	$—	$—	$—	$—	$32.25	23.00%**	$6.8	2.00%*	1.40%*	(.86%)*	140%**
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—	$—	$26.22	23.74%@@	$7.2	1.83%	1.40%	(.91%)	249%
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—	$—	$21.19	9.68%	$15.8	1.77%	1.39%	(1.10%)	294%
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—	$—	$19.32	29.40%	$19.3	1.67%	1.37%	(1.10%)	185%
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—	$—	$—	$14.93	3.47%	$22.0	1.70%	1.37%	(1.11%)	235%
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—	$—	$—	$14.43	(26.64%)	$35.2	1.73%	1.40%	(1.00%)	292%
Advisor Class
2/28/2014 (Unaudited)	$17.33	$(0.10)	$4.08	$3.98	$—	$—	$—	$—	$—	$—	$21.31	22.97%**	$4.5	2.00%*	1.51%*	(1.01%)*	140%**
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—	$—	$17.33	23.52%@@	$3.6	1.93%	1.52%	(1.00%)	249%
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—	$—	$14.03	9.52%	$5.9	1.87%	1.58%	(1.28%)	294%
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—	$—	$12.81	29.13%	$7.9	1.80%	1.60%	(1.33%)	185%
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—	$—	$—	$9.92	3.23%	$9.7	1.90%	1.60%	(1.34%)	235%
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—	$—	$—	$9.61	(26.81%)	$11.7	1.99%	1.60%	(1.19%)	292%
Institutional Class
2/28/2014 (Unaudited)	$24.51	$(0.05)	$5.77	$5.72	$—	$—	$—	$—	$—	$—	$30.23	23.34%**	$18.1	1.51%*	.90%*	(.39%)*	140%**
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—	$—	$24.51	24.35%@@	$14.9	1.41%	.90%	(.41%)	249%
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—	$—	$19.71	10.23%	$33.3	1.33%	.90%	(.58%)	294%
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—	$—	$17.88	30.04%	$103.0	1.26%	.90%	(.63%)	185%
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—	$—	$—	$13.75	3.93%	$82.6	1.28%	.91%	(.63%)	235%
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—	$—	$—	$13.23	(26.30%)	$7.5	1.69%	.90%	(.48%)	292%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2014 (Unaudited)	$26.36	$(0.11)	$6.20	$6.09	$—	$—	$—	$—	$—	$—	$32.45	23.10%**	$5.0	1.86%*	1.26%*	(.76%)*	140	%**
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—	$—	$26.36	23.93%@@	$2.4	1.83%	1.26%	(.81%)	249%
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—	$—	$21.27	9.87%	$1.1	1.79%	1.26%	(.98%)	294%
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—	$—	$19.36	29.50%	$1.2	1.78%	1.26%	(1.01%)	185%
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—	$—	$—	$14.95	3.60%	$0.5	2.05%	1.26%	(1.01%)	235%
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—	$—	$—	$14.43	11.17%**	$0.1	5.34%*	1.26%*	(.76%)*	292	%Ø
Class C
2/28/2014 (Unaudited)	$17.01	$(0.14)	$3.99	$3.85	$—	$—	$—	$—	$—	$—	$20.86	22.63%**	$2.0	2.60%*	2.01%*	(1.52%)*	140	%**
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—	$—	$17.01	22.99%@@	$1.1	2.56%	2.01%	(1.58%)	249%
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—	$—	$13.83	8.98%	$0.7	2.57%	2.01%	(1.73%)	294%
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—	$—	$12.69	28.57%	$0.3	2.52%	2.01%	(1.72%)	185%
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—	$—	$—	$9.87	2.81%	$0.1	3.43%	2.01%	(1.76%)	235%
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—	$—	$—	$9.60	10.98%**	$0.1	6.65%*	2.01%*	(1.47%)*	292	%Ø
Class R3
2/28/2014 (Unaudited)	$17.37	$(0.10)	$4.09	$3.99	$—	$—	$—	$—	$—	$—	$21.36	22.97%**	$0.5	2.16%*	1.51%*	(1.01%)*	140	%**
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—	$—	$17.37	23.54%@@	$0.4	2.15%	1.51%	(1.08%)	249%
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—	$—	$14.06	9.59%	$0.2	2.12%	1.51%	(1.23%)	294%
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—	$—	$12.83	29.20%	$0.1	2.05%	1.51%	(1.24%)	185%
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—	$—	$—	$9.93	3.33%	$0.1	4.16%	1.51%	(1.25%)	235%
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—	$—	$—	$9.61	11.10%**	$0.1	6.29%*	1.52%*	(.97%)*	292	%Ø
Socially Responsive Fund
Investor Class
2/28/2014 (Unaudited)	$32.66	$0.16	$4.67	$4.83	$(0.30)	$(2.21)	$—	$(2.51)	$—	$—	$34.98	15.09%**	$812.9	.85%*	.85%*	.93%*	22	%**
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—	$—	$32.66	24.18%	$825.2	.87%	.87%	.91%	35%
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—	$—	$26.48	8.13%	$724.3	.89%	.89%	.86%	28%
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.61	19.74%	$648.1	.90%	.90%	.69%	20%
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)	$—	$—	$20.58	10.14%	$582.5	.94%	.94%	.27%	41%
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)	$—	$—	$18.74	(21.83%)	$597.1	.93%	.93%	.51%	36%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
2/28/2014 (Unaudited)	$22.20	$0.09	$3.15	$3.24	$(0.25)	$(2.21)	$—	$(2.46)	$—	$—	$22.98	15.02%**	$452.5	1.03%*	1.03%*	.76%*	22	%**
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.20	23.95%	$431.3	1.04%	1.04%	.76%	35%
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.07	7.93%	$488.5	1.06%	1.06%	.66%	28%
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—	$—	$16.85	19.60%	$484.7	1.08%	1.08%	.50%	20%
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.11	9.94%	$356.1	1.12%	1.12%	.10%	41%
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)	$—	$—	$12.88	(22.01%)	$308.2	1.13%	1.13%	.32%	36%
Institutional Class
2/28/2014 (Unaudited)	$32.70	$0.19	$4.68	$4.87	$(0.35)	$(2.21)	$—	$(2.56)	$—	$—	$35.01	15.21%**	$655.7	.68%*	.68%*	1.13%*	22	%**
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—	$—	$32.70	24.41%	$557.7	.69%	.69%	1.10%	35%
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.51	8.32%	$512.4	.71%	.71%	1.02%	28%
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—	$—	$24.64	19.98%	$417.7	.74%	.74%§	.82%	20%
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)	$—	$—	$20.60	10.36%	$166.9	.77%	.75%	.49%	41%
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)	$—	$—	$18.75	(21.71%)	$77.6	.78%	.75%	.70%	36%
Class A
2/28/2014 (Unaudited)	$22.05	$0.09	$3.12	$3.21	$(0.24)	$(2.21)	$—	$(2.45)	$—	$—	$22.81	14.98%**	$133.8	1.06%*	1.06%*	.77%*	22	%**
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.05	23.89%	$109.6	1.09%	1.09%§	.67%	35%
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.95	7.89%	$83.1	1.11%	1.11%§	.61%	28%
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.77	19.54%	$75.9	1.14%	1.11%	.42%	20%
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)	$—	$—	$14.08	10.03%	$12.4	1.21%	1.11%	.18%	41%
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—	$—	$—	$12.88	7.33%**	$1.1	1.70%*	1.11%*	.11%*	36	%Ø
Class C
2/28/2014 (Unaudited)	$21.63	$0.00	$3.06	$3.06	$(0.06)	$(2.21)	$—	$(2.27)	$—	$—	$22.42	14.54%**	$37.1	1.80%*	1.80%*	.04%*	22	%**
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—	$—	$21.63	22.98%	$27.5	1.86%	1.86%§	(.10%)	35%
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.64	7.08%	$16.7	1.87%	1.86%	(.12%)	28%
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—	$—	$16.52	18.63%	$12.9	1.89%	1.86%	(.35%)	20%
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)	$—	$—	$13.94	9.10%	$3.3	1.99%	1.86%	(.57%)	41%
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—	$—	$—	$12.86	7.17%**	$0.1	6.17%*	1.86%*	(.40%)*	36	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class R3
2/28/2014 (Unaudited)	$21.86	$0.06	$3.09	$3.15	$(0.17)	$(2.21)	$—	$(2.38)	$—	$—	$22.63	14.83	%**	$29.4	1.29%*	1.29	%*	.53%*	22	%**
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—	$—	$21.86	23.64%		$25.3	1.30%	1.30%		.46%	35%
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.81	7.65%		$17.9	1.33%	1.33	%§	.43%	28%
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—	$—	$16.68	19.20%		$9.7	1.36%	1.36	%§	.08%	20%
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)	$—	$—	$14.05	9.74%		$0.2	2.95%	1.36%		(.11%)	41%
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—	$—	$—	$12.87	7.25	%**	$0.1	5.76%*	1.36	%*	.12%*	36	%Ø
Class R6
2/28/2014 (Unaudited)	$32.71	$0.21	$4.67	$4.88	$(0.37)	$(2.21)	$—	$(2.58)	$—	$—	$35.01	15.23	%**	$273.6	.60%*	.60	%*	1.19%*	22	%**
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—	$—	$32.71	4.97	%**	$249.6	.62%*	.62	%*	.94%*	35	%Ø
Value Fund
Institutional Class
2/28/2014 (Unaudited)	$13.52	$0.09	$1.91	$2.00	$(0.10)	$—	$—	$(0.10)	$—	$—	$15.42	14.86	%**	$8.1	2.71%*	.70	%*	1.22%*	72	%**
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—	$—	$13.52	23.23%		$6.9	5.93%	.71%		1.25%	250%
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—	$—	$11.18	13.25%		$2.7	9.42%	.73%		1.46%	200%
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—	$—	$9.95	20.87%		$2.6	18.35%	.75%[c]		1.28%	191%
8/31/2010‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)	$—	$—	$8.30	(.71	%)††††	$1.2	15.47%	.92%[c]		.93%	52%
8/31/2009‡‡‡	$10.04	$0.19	$(1.52)	$(1.33)	$(0.14)	$—	$—	$(0.14)	$—	$—	$8.57	(13.01	%)††††	$1.2	15.05%	1.03%[c]		2.39%	94%
Class A
2/28/2014 (Unaudited)	$13.44	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—	$—	$15.36	14.67	%**	$5.9	3.09%*	1.11	%*	.82%*	72	%**
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—	$—	$13.44	22.72%		$3.7	6.81%	1.11%		.82%	250%
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—	$—	$11.13	12.89%		$1.6	9.88%	1.08%		1.08%	200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—	$—	$9.93	(3.40	%)**	$0.3	17.08%*	1.12	%*	1.22%*	191	%Ø
Class C
2/28/2014 (Unaudited)	$13.31	$0.00	$1.89	$1.89	$—	$—	$—	$—	$—	$—	$15.20	14.20	%**	$0.4	3.89%*	1.86	%*	.04%*	72	%**
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—	$—	$13.31	21.82%		$0.3	7.31%	1.87%		.01%	250%
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—	$—	$11.05	12.07%		$0.1	10.74%	1.87%		.30%	200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—	$—	$9.89	(3.79	%)**	$0.0	26.31%*	1.86	%*	.26%*	191	%Ø

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

@@  Except for the Funds listed below, the class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the period ended February 28, 2014. Had Genesis not received the class actions proceeds, total return based on per share NAV for the six months ended February 28, 2014 would have been 13.51%, 13.46%, 13.31%, 13.58% and 13.66% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6, respectively. Had Mid Cap Intrinsic Value not received the class actions proceeds, total return based on per share NAV for the six months ended February 28, 2014 would have been 13.51% for Investor Class. Had Large Cap Value not received class action proceeds in 2013, total return based on per share NAV for the year ended August 31, 2013 would have been 23.93%, 23.61%, 23.46%, 24.11%, 23.57% and 23.41% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class R3, respectively. Had Small Cap Growth not received class action proceeds in 2013, total return based on per share NAV for the year ended August 31, 2013 would have been 23.81%, 23.45%, 23.31%, 24.05%, 23.84%, 22.92% and 23.47% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3, respectively. Had Mid Cap Intrinsic Value not received class action proceeds in 2012, total return based on per share NAV for the year ended August 31, 2012 would have been 12.48%, 12.34%, 12.86% and 12.16% for Investor Class, Trust Class, Institutional Class and Class R3, respectively.

‡‡  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡  On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††  During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††  During the period from November 2, 2006 through April 19, 2010, Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

^^  After utilization of the Line of Credit by Multi-Cap Opportunities (2011) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, and had the Fund not

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

utilized the Line of Credit or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended August 31,
2011
Multi-Cap Opportunities Fund Institutional Class	1.01%
Multi-Cap Opportunities Fund Class A	1.37%
Multi-Cap Opportunities Fund Class C	2.12%

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2014	2013	2012	2011	2010	2009
Equity Income Fund Institutional Class	—	—	.70%	.76%	—	—
Equity Income Fund Class A	—	—	1.07%	1.16%	—	—
Equity Income Fund Class C	—	—	1.82%	1.90%	—	—
Equity Income Fund Class R3	1.32%	1.31%	1.35%	—	—	—
Focus Fund Advisor Class	—	—	—	—	1.39%	—
Genesis Fund Institutional Class	.85%	—	—	—	—	—
Genesis Fund Class R6	.78%	—	—	—	—	—
Guardian Fund Advisor Class	—	1.30%	1.33%	1.35%	—	—
Guardian Fund Institutional Class	—	—	.74%	.74%	—	—
Guardian Fund Class A	1.08%	1.10%	—	—	—	—
Guardian Fund Class C	1.84%	—	—	—	—	—
Large Cap Disciplined Growth Fund Investor Class	—	1.05%	1.03%	1.08%	—	—
Large Cap Value Fund Institutional Class	—	—	—	—	.68%	—
Large Cap Value Fund Class A	1.10%	—	1.05%	—	—	—
Large Cap Value Fund Class C	1.83%	1.86%	—	—	—	—
Mid Cap Growth Fund Advisor Class	—	—	1.31%	1.34%	1.48%	—
Mid Cap Intrinsic Value Fund Trust Class	1.58%	—	—	—	—	—
Mid Cap Intrinsic Value Fund Institutional Class	1.17%	—	—	—	—	—
Mid Cap Intrinsic Value Fund Class C	2.29%	—	—	—	—	—
Mid Cap Intrinsic Value Fund Class R3	1.81%	—	—	—	—	—
Multi-Cap Opportunities Fund Institutional Class	—	.82%	.93%	—	—	—
Multi-Cap Opportunities Fund Class A	—	1.16%	1.30%	—	—	—
Multi-Cap Opportunities Fund Class C	—	1.92%	—	—	—	—
Socially Responsive Fund Institutional Class	—	—	—	.72%	—	—
Socially Responsive Fund Class A	—	1.08%	1.11%	—	—	—
Socially Responsive Fund Class C	—	1.83%	—	—	—	—
Socially Responsive Fund Class R3	—	—	1.32%	1.35%	—	—

^  The date investment operations commenced.

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International Equity, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities and Real Estate, for the year ended August 31, 2011 for Value, for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive and for the six months ended February 28, 2014 for International Equity.

###  On April 9, 2009, Large Cap Disciplined Growth (formerly, Neuberger Berman Century Fund) acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date.

a  On January 25, 2013, International Equity (formerly, Neuberger Berman International Institutional Fund) acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

c  These ratios reflect a reduced fee schedule for certain expenses. If these ratios had not been reduced, the ratios would have been higher.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Neuberger Berman Asia Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider.

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to each Fund. At a meeting held on October 22-23, 2013, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each series of the Trust except Neuberger Berman Greater China Equity Fund (the contract for which extends until October 31, 2014) (each a "Fund").

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and their counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger Berman LLC ("Neuberger"), the subadviser to each of the Funds, have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management, Neuberger and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Independent Fund Trustees and the Contract Review Committee each met with such counsel separately from representatives of Management and Neuberger.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who perform services for the Funds . The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided.

The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to changes in market volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate and long-term performance, as applicable, on both an absolute basis and relative to a relevant market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had significantly underperformed their relevant market indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds, except for two Funds, Neuberger Berman Global Equity Fund and Neuberger Berman Value Fund, where, because of small asset levels, the overall expense ratio is maintained through expense reimbursements by Management that exceed the fees that Management receives from the Funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the case that such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of significantly underperforming Funds, that it retained confidence in Management's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

 I0134 04/14

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/Robert Conti
Robert Conti
Chief Executive Officer and President

Date: May 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Robert Conti
Robert Conti
Chief Executive Officer and President

Date: May 2, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: May 2, 2014